ABERDEEN FUNDS

PROSPECTUS

February 28, 2020

Aberdeen Focused U.S. Equity Fund

Class A — MLSAX • Class C — MLSCX • Class R — GLSRX • Institutional Class — GGUIX • Institutional Service Class — AELSX

Aberdeen U.S. Small Cap Equity Fund

Class A — GSXAX • Class C — GSXCX • Class R — GNSRX • Institutional Class — GSCIX • Institutional Service Class — GSXIX

Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund)

Class A — GOPAX • Class C — GOPCX • Class R — GOPRX • Institutional Class — GOPIX • Institutional Service Class — GOPSX

Aberdeen International Equity Fund

Class A — GIGAX • Class C — GIGCX • Class R — GIRRX • Institutional Class — GIGIX • Institutional Service Class — GIGSX

Aberdeen Global Equity Fund

Class A — GLLAX  • Class C — GLLCX • Class R — GWLRX • Institutional Class — GWLIX • Institutional Service Class — GLLSX

Aberdeen Diversified Income Fund

Class A — GMAAX • Class C — GMACX • Class R — GMRRX • Institutional Class — GMAIX

Aberdeen Dynamic Allocation Fund

Class A — GMMAX • Class C — GMMCX • Class R — GAGRX • Institutional Class — GMMIX • Institutional Service Class — GAASX

Aberdeen Diversified Alternatives Fund

Class A — GASAX • Class C — GAMCX • Class R — GASRX • Institutional Class — GASIX

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A — APJAX • Class R — APJRX • Institutional Class — AAPIX • Institutional Service Class — AAPEX

Aberdeen Emerging Markets Fund

Class A — GEGAX • Class C — GEGCX • Class R — GEMRX • Institutional Class — ABEMX • Institutional Service Class — AEMSX

Aberdeen Emerging Markets Debt Fund

Class A — AKFAX • Class C — AKFCX • Class R — AKFRX • Institutional Class — AKFIX • Institutional Service Class — AKFSX

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Class A — CUGAX • Class C — CGBCX • Institutional Class — AGCIX • Institutional Service Class — CGFIX

Aberdeen International Small Cap Fund

Class A — WVCCX • Class C — CPVCX • Class R — WPVAX • Institutional Class — ABNIX

Aberdeen Intermediate Municipal Income Fund

Class A — NTFAX • Class C — GTICX • Institutional Class — ABEIX • Institutional Service Class — ABESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A — GXXAX • Class C — GXXCX • Class R — GGLRX • Institutional Class — GGLIX • Institutional Service Class — GXXIX

Aberdeen U.S. Mid Cap Equity Fund

Class A — GUEAX • Class C — GUECX • Class R — GUERX • Institutional Class — GUEIX • Institutional Service Class — GUESX

Aberdeen Dynamic Dividend Fund

Class A — ADAVX • Institutional Class — ADVDX

Aberdeen Global Infrastructure Fund

Class A — AIAFX • Institutional Class — AIFRX

Aberdeen Short Duration High Yield Municipal Fund

Class A — AAHMX • Institutional Class — AHYMX

Aberdeen International Real Estate Equity Fund

Class A — EGALX • Institutional Class — EGLRX

Aberdeen Realty Income & Growth Fund

Class A — AIAGX • Institutional Class — AIGYX

Aberdeen Ultra Short Municipal Income Fund

Class A — ATOAX • Class A1 — ATOBX • Institutional Class — ATOIX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds’ shares or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by following the instructions printed on this prospectus or by contacting your financial intermediary or the Funds.

You may elect to receive all future reports in paper free of charge.  You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions printed on this prospectus or by contacting the Funds at (866) 667-9231 or your financial intermediary. Your election to receive reports in paper will apply to all funds held with your financial intermediary or with Aberdeen Funds.

Summary — Aberdeen Focused U.S. Equity Fund

Aberdeen Focused U.S. Equity Fund

Objective

The Aberdeen Focused U.S. Equity Fund (the “Focused U.S. Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Focused U.S. Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	1.09%		1.08%		1.14%	1.14%	1.14%
Total Annual Fund Operating Expenses	2.09%		2.83%		2.39%	1.89%	1.89%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.84%		0.93%		0.84%	0.99%	0.84%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.25%		1.90%		1.55%	0.90%	1.05%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and the Adviser have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Focused U.S. Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$695	$1,116	$1,561	$2,794
Class C shares	$293	$789	$1,412	$3,090
Class R shares	$158	$665	$1,199	$2,662
Institutional Class shares	$92	$498	$929	$2,131
Institutional Service Class shares	$107	$512	$943	$2,143

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$193	$789	$1,412	$3,090

Portfolio Turnover

The Focused U.S. Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 54.04% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Focused U.S. Equity Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•                  are organized under the laws of, or have their principal office in the United States;

•                  have their principal securities trading market in the United States; and/or

•                  derive the majority of their annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

Equity securities include, but are not limited to, common stock and preferred stock.

The Fund will be managed pursuant to a “focused” strategy whereby the Fund’s investment adviser will typically invest the Fund’s assets in a small number of issuers. Generally, the Fund expects to hold approximately 20 to 30 issuers. The Fund may invest in securities of any market capitalization and the amount of small-, mid- and large-capitalization companies will vary based on market conditions. The Fund may also invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Focused U.S. Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Focus Risk — Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk —Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Focused U.S. Equity Fund. The bar chart shows how the Fund’s annual total returns for Class C have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the S&P 500® Index, a broad-based securities index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre  or call 866-667-9231.

The Fund changed its investment strategy effective November 15, 2017.  Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy.  In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund.

Annual Total Returns — Class C Shares (Years Ended Dec. 31)

Highest Return: 14.46% - 1st quarter 2019

Lowest Return: -12.87% - 4th quarter 2018

After-tax returns are shown in the following table for Class C shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	26.78%	6.92%	4.94%
Class C shares — Before Taxes	32.28%	7.44%	4.83%
Class C shares — After Taxes on Distributions	24.93%	0.44%	0.65%
Class C shares — After Taxes on Distributions and Sales of Shares	23.13%	4.62%	3.11%
Class R shares — Before Taxes	33.98%	7.80%	5.18%
Institutional Class shares — Before Taxes	35.02%	8.55%	5.90%
Institutional Service Class shares — Before Taxes	34.75%	8.36%	5.70%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Focused U.S. Equity Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	2008
Jason Kotik, CFA®	Investment Director	2004*
Fran Radano, CFA®	Investment Director	2004*

*Includes Predecessor Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen U.S. Small Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

Objective

The Aberdeen U.S. Small Cap Equity Fund (the “U.S. Small Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Small Cap Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.81%		0.81%		0.81%	0.81%	0.81%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	0.35%		0.29%		0.44%	0.30%	0.31%
Total Annual Fund Operating Expenses	1.41%		2.10%		1.75%	1.11%	1.12%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.00%		0.11%		0.01%	0.12%	0.01%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.41%		1.99%		1.74%	0.99%	1.11%

(1)         The maximum contingent deferred sales charge (CDSC) applicable to purchases made prior to May 1, 2017 is 0.50%. Effective May 1, 2017, the maximum CDSC is 1.00%. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC at the rate in effect at the time the shares were purchased will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the U.S. Small Cap Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Small Cap Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$710	$996	$1,302	$2,169
Class C shares	$302	$647	$1,119	$2,422
Class R shares	$177	$550	$948	$2,062
Institutional Class shares	$101	$341	$600	$1,341
Institutional Service Class shares	$113	$355	$616	$1,362

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$202	$647	$1,119	$2,422

Portfolio Turnover

The U.S. Small Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 55.00% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the U.S. Small Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. small-cap companies.  A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in the United States;

•                  the company has its principal securities trading market in the United States; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

The Fund considers small-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell 2000® Index at the time of investment. The range of the Russell 2000® Index was $13 million to $8.3 billion as of December 31, 2019. In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $5 billion to be small-cap; however, this maximum capitalization may change with market conditions.

Some companies may outgrow the definition of a small company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. The Fund also may invest in foreign securities and securities of larger companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

While the Fund may sell a security if its market capitalization exceeds the definition of small-cap company, it is not required to sell solely because of that fact.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The U.S. Small Cap Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Small Cap Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the Russell 2000® Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre  or call 866-667-9231.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 18.89% - 4th quarter 2011

Lowest Return: -23.78% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	17.53%	8.58%	12.07%
Class A shares — After Taxes on Distributions	15.47%	7.53%	11.50%
Class A shares — After Taxes on Distributions and Sales of Shares	11.80%	6.64%	10.01%
Class C shares — Before Taxes	22.88%	9.11%	11.97%
Class R shares — Before Taxes	24.29%	9.54%	12.43%
Institutional Class shares — Before Taxes	25.09%	10.21%	13.08%
Institutional Service Class shares — Before Taxes	25.08%	10.19%	13.06%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	25.52%	8.23%	11.83%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the U.S. Small Cap Equity Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	2008
Jason Kotik, CFA®	Investment Director	2008
Fran Radano, CFA®	Investment Director	2008
Tim Skiendzielewski, CFA®	Investment Director	2012

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen China A Share Equity Fund

Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund)

Objective

The Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund) (the “China A Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the China A Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	0.85%		0.85%		0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	1.86%		1.92%		1.94%	1.89%	1.88%
Acquired Fund Fees and Expenses(5)	0.02%		0.02%		0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	2.98%		3.79%		3.31%	2.76%	2.75%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	1.64%		1.78%		1.64%	1.75%	1.64%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.34%		2.01%		1.67%	1.01%	1.11%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Management Fees have been restated to reflect current fees.

(5)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(6)         Aberdeen Funds (the “Trust”) and the Adviser have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the China A Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the China A Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$704	$1,298	$1,916	$3,575
Class C shares	$304	$994	$1,804	$3,914
Class R shares	$170	$865	$1,585	$3,492
Institutional Class shares	$103	$690	$1,304	$2,962
Institutional Service Class shares	$113	$697	$1,308	$2,960

You would pay the following expenses on the same investment if you did not sell your shares.

	1 Year	3 Years	5 Years	10 Years
Class C shares	$204	$994	$1,804	$3,914

Portfolio Turnover

The China A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 115.09% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the China A Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of mainland China-based companies that are denominated in Renminbi and listed on the Shenzhen and Shanghai stock exchanges (“China A Shares”). For the purposes of the Fund meeting its 80% investment policy, the Fund will include investments in exchange-traded  funds (“ETFs”) that have policies to invest 80% or more of their assets in China A Shares.

China A Shares are only available to non-mainland China investors like the Fund through the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (collectively, “Stock Connect”) or the Qualified Foreign Institutional Investor and Renminbi Qualified Foreign Institutional Investor systems (collectively, the “QFII Programs”). Stock Connect and the QFII Programs are subject to regulatory changes and specified quota limitations. The Shanghai and Shenzhen stock exchanges may close for extended periods for holidays or otherwise, which impacts the Fund’s ability to trade in China A Shares during those periods.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest without limit in the equity securities of companies of any size, including small-cap and mid-cap companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund also may invest in equity-linked notes. An equity-linked note is a security whose performance is generally tied to a single stock, a stock index or a basket of stocks. For purposes of the Fund’s 80% policy described above, equity-linked notes are classified according to their underlying or referenced security or securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The China A Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund’s shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity-Linked Notes — The Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Exchange-Traded Fund Risk —To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk —Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. The Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects the Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, imposition of tariffs, limitations on repatriation and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

China A Shares Risk. Trading in China A Shares through Stock Connect and the QFII Programs involves additional risks. Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance). Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A Shares will be impacted which may affect the Fund’s performance. The QFII Programs are subject to the risk that the Adviser may have its QFII Programs license revoked or restricted with respect to the Fund or the Fund may be impacted by the rules, restrictions and quota limitations connected to reliance on a QFII Programs license.

Illiquid Securities Risk — Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the China A Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI China A (Onshore) Index (Net Dividends), a broad-based securities index, the MSCI China A (Onshore) Index (Gross Dividends) and the MSCI Zhong Hua Index (Gross Dividends). Effective February 28, 2020, the MSCI China A (Onshore)

Index (Net Dividends) replaced the MSCI China A (Onshore) Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject.

Effective May 1, 2019, the MSCI China A (Onshore) Index replaced the MSCI Zhong Hua Index as the Fund’s primary benchmark. The Adviser believes that the MSCI China A (Onshore) Index is a more meaningful comparison index given the Fund’s strategies, composition, and holdings in China A shares. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre  or call 866-667-9231.

The Fund changed its investment strategies effective June 13, 2019. The performance information for periods before June 13, 2019 does not reflect the Fund’s current investment strategies. In connection with the change in investment strategies, the Fund changed its name from Aberdeen China Opportunities Fund to Aberdeen China A Share Equity Fund.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 20.42% - 3rd quarter 2010

Lowest Return: -18.85% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns As of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	23.78%	6.34%	5.06%
Class A shares — After Taxes on Distributions	22.56%	5.77%	4.59%
Class A shares — After Taxes on Distributions and Sales of Shares	14.91%	4.76%	3.83%
Class C shares — Before Taxes	29.34%	6.86%	4.96%
Class R shares — Before Taxes	30.87%	7.23%	5.34%
Institutional Class shares — Before Taxes	31.74%	7.95%	5.97%
Institutional Service Class shares — Before Taxes	31.57%	7.85%	5.96%
MSCI China A (Onshore) Index (Net Dividends) (reflects no deduction for fees or expenses)	37.48%	-0.82%	1.35%
MSCI China A (Onshore) Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	37.76%	-0.64%	1.53%
MSCI Zhong Hua Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	20.71%	7.67%	6.44%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the China A Fund’s investment adviser and Aberdeen Standard Investments (Asia) Limited (“ASIAL”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Flavia Cheong, CFA®	Head of Equities — Asia Pacific	2009
Nicholas Chui, CFA®	Investment Director	2011
Elizabeth Kwik	Investment Manager	2018
Nicholas Yeo, CFA®	Director and Head of Equities	2009
Hugh Young	Managing Director	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen International Equity Fund

Aberdeen International Equity Fund

Objective

The Aberdeen International Equity Fund (the “International Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%		0.80%		0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	0.47%		0.44%		0.49%	0.33%	0.36%
Total Annual Fund Operating Expenses(4)	1.52%		2.24%		1.79%	1.13%	1.16%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.00%		0.12%		0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.52%		2.12%		1.79%	1.12%	1.16%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees.  This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$721	$1,028	$1,356	$2,283
Class C shares	$315	$689	$1,189	$2,565
Class R shares	$182	$563	$970	$2,105
Institutional Class shares	$114	$358	$621	$1,374
Institutional Service Class shares	$118	$368	$638	$1,409

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$215	$689	$1,189	$2,565

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28.30% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S.  For purposes of the 80% policy, a company is considered to be outside the U.S. if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in, a country outside the U.S.;

•                  the company has its principal securities trading market in a country outside the U.S.; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries.  At times, the Fund may have a significant amount of its assets invested in a country or geographic region.  The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, Adviser seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and evaluates other business risks. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies. In the price filter, the Adviser assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments. The Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Principal Risks

The International Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the International Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.  The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World ex U.S. Index (Net Dividends), a broad-based securities index, and the MSCI All Country World ex U.S. Index (Gross Dividends). Effective February 28, 2020, the MSCI All Country World ex U.S. Index (Net Dividends) replaced the MSCI All Country World ex U.S. Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre  or call 866-667-9231.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 15.53% - 3rd quarter 2010

Lowest Return: -15.55% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Returns As of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	15.75%	2.26%	3.72%
Class A shares —After Taxes on Distributions	15.30%	1.61%	2.93%
Class A shares — After Taxes on Distributions and Sale of Shares	9.32%	1.42%	2.55%
Class C shares — Before Taxes	21.03%	2.77%	3.62%
Class R shares — Before Taxes	22.43%	3.18%	4.07%
Institutional Class shares —Before Taxes	23.35%	3.85%	4.69%
Institutional Service Class shares — Before Taxes	23.18%	3.76%	4.58%
MSCI All Country World ex U.S. Index (Net Dividends) (reflects no deduction for fees or expenses)	21.51%	5.51%	4.97%
MSCI All Country World ex U.S. Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	22.13%	6.01%	5.45%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the International Equity Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Head of Global Equities	2020
Martin Connaghan	Investment Director	2009
Jamie Cumming, CFA®	Senior Investment Director	2009
Samantha Fitzpatrick, CFA®	Investment Director	2009
Bruce Stout	Senior Investment Director	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Equity Fund

Aberdeen Global Equity Fund

Objective

The Aberdeen Global Equity Fund (the “Global Equity Fund” or the “Fund”) seeks long-term capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	0.92%		1.05%		1.08%	0.87%	0.93%
Total Annual Fund Operating Expenses	2.07%		2.95%		2.48%	1.77%	1.83%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.54%		0.76%		0.54%	0.58%	0.54%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.53%		2.19%		1.94%	1.19%	1.29%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.19% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Global Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$722	$1,137	$1,578	$2,797
Class C shares	$322	$841	$1,486	$3,217
Class R shares	$197	$721	$1,272	$2,775
Institutional Class shares	$121	$501	$905	$2,036
Institutional Service Class shares	$131	$523	$940	$2,104

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$222	$841	$1,486	$3,217

Portfolio Turnover

The Global Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.68% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Global Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies located throughout the world (including the U.S.). Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

Under normal market conditions, the Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser in which case the Fund would invest at least 30%) in non-U.S. companies.  A company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  the company has its principal securities trading market in a country outside the U.S.; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the Fund invests in securities from at least three different countries. The Fund may also invest in companies of emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests. In addition, the Fund may invest in securities of any market capitalization.  The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Global Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net Dividends), the MSCI All Country World Index (Gross Dividends) and the MSCI World Index (Net Dividends). Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject.

Effective June 1, 2019, the MSCI All Country World Index replaced the MSCI World Index as the Fund’s primary benchmark. The Adviser believes that the MSCI All Country World Index is a more meaningful comparison given the nature of the emerging markets exposure of the Fund’s holdings. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 13.61% - 3rd quarter 2010

Lowest Return: -15.38% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	16.32%	3.70%	5.28%
Class A shares — After Taxes on Distributions	15.34%	2.39%	4.22%
Class A shares — After Taxes on Distributions and Sales of Shares	10.15%	2.56%	3.85%
Class C shares — Before Taxes	21.56%	4.25%	5.22%
Class R shares — Before Taxes	22.85%	4.56%	5.59%
Institutional Class shares — Before Taxes	23.86%	5.27%	6.25%
Institutional Service Class shares — Before Taxes	23.63%	5.25%	6.18%
MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%
MSCI All Country World Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%
MSCI World Index (Net Dividends) (reflects no deduction for fees or expenses)	27.67%	8.74%	9.47%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Global Equity Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Head of Global Equities	2020
Martin Connaghan	Investment Director	2009
Jamie Cumming, CFA®	Senior Investment Director	2009
Samantha Fitzpatrick, CFA®	Investment Director	2009
Bruce Stout	Senior Investment Director	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Diversified Income Fund

Aberdeen Diversified Income Fund

Objective

The Aberdeen Diversified Income Fund (the “Diversified Income Fund” or the “Fund”) seeks total return with an emphasis on current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Diversified Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None
Small Account Fee(3)	$20		$20		None	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%		0.15%		0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None
Other Expenses	1.30%		1.29%		1.38%	1.28%
Acquired Fund Fees and Expenses(4)	0.44%		0.44%		0.44%	0.44%
Total Annual Fund Operating Expenses(5)	2.14%		2.88%		2.47%	1.87%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	1.13%		1.19%		1.13%	1.18%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.01%		1.69%		1.34%	0.69%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Class R shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Diversified Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Diversified Income Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$672	$1,104	$1,560	$2,821
Class C shares	$272	$780	$1,413	$3,119
Class R shares	$136	$662	$1,214	$2,721
Institutional Class shares	$70	$473	$901	$2,094

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$172	$780	$1,413	$3,119

Portfolio Turnover

The Diversified Income Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.19% of the average value of its portfolio.

Principal Strategies

The Diversified Income Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and, to a limited extent, in direct investments.  The Fund intends to allocate its assets among a wide range of asset classes in a dynamic way to capture income from a number of fixed income, equity and other sources.  The types of asset classes to which the Underlying Funds and direct investments provide exposure may include U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds) and real estate.  The Fund may allocate its assets to Underlying Funds that invest in securities of companies of any market sector and which may hold a significant amount of securities of companies, from time to time, within a single sector.  The Fund may also allocate assets to a limited extent to Underlying Funds that pursue alternative investment strategies, such as managed futures, commodity-linked instruments, equity sectors, currencies and floating rate loans.  The asset classes are selected primarily based on their income-generating potential, without regard to the source of income, although diversification benefits and potential for capital appreciation may also be considered.  The Fund may invest in Underlying Funds that do not have income as an objective, and to the extent it does so, it will not generate as much current income as a fund focused entirely on income-generation.  The Underlying Funds include, among others, mutual funds advised by the Adviser, as well as unaffiliated mutual funds, closed-end funds and exchange-traded funds.  There is no minimum amount of assets that must be invested in affiliated Underlying Funds.  The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature.  Some or all of the Underlying Funds may invest in derivatives.

The Fund may also seek exposure to income-producing asset classes by investing directly in exchange-traded notes (“ETNs”).  The Fund may use ETNs as a substitute for taking a direct position in the underlying asset (where the Adviser believes that indirect exposure to the underlying asset is more effective).  In addition to ETNs, the Fund’s direct investments may include investments in certain types of derivatives, for example, securities index futures or options, which may be used to hedge against a decline in the value of the Fund’s assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

The Adviser develops strategic asset class allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions.  The Fund’s portfolio management team constructs the Fund’s portfolio by setting target asset class allocations for the Fund.  The portfolio management team then manages the Fund’s portfolio by dynamically adjusting the Fund’s asset class allocations based on the Adviser’s asset class allocation views and selecting Underlying Funds or direct investments to obtain exposures to the asset classes.   As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset class. The target asset class allocations established by the portfolio management team are intended to promote diversification among the asset classes.  The Fund’s asset class allocations and the investments held in the Fund’s portfolio are monitored by the portfolio management team on an ongoing basis and are adjusted periodically to reflect changes in the Adviser’s view.  The Fund retains the flexibility to emphasize specific asset class allocations based on relative valuations and other economic factors in order to seek to achieve the Fund’s objective. While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes depending on market conditions.  The Fund has the ability to invest, through the Underlying Funds or ETNs, in small, medium or large capitalization issuers without regard to credit quality (including high yield bonds, which are commonly known as “junk bonds”) or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole.  At times, the Fund may emphasize any one of these exposures.  Asset classes may be added or removed at the Adviser’s discretion.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

Principal Risks

The Diversified Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk — Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Exchange-Traded Fund Risk —To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Exchange-Traded Notes Risk — ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, illiquid securities risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk — Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Floating Rate Loan Risk — Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets that the Underlying Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying  Fund’s, and possibly the Fund’s, net assets. An Underlying Fund, and therefore the Fund, may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Market Risk —Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which an Underlying Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Sector Risk — At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Diversified Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the Bloomberg Barclays U.S. Aggregate Bond Index and a blended benchmark of 50% MSCI All Country World Index (Net Dividends) / 50% Bloomberg Barclays U.S. Aggregate Bond Index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment objective and strategy effective September 24, 2012.  Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.  In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Optimal Allocations Fund: Moderate to Aberdeen Diversified Income Fund.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 9.82% - 3rd quarter 2010

Lowest Return: -10.45% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	9.31%	3.04%	4.72%
Class A shares — After Taxes on Distributions	7.81%	1.60%	3.35%
Class A shares — After Taxes on Distributions and Sales of Shares	5.49%	1.68%	3.12%
Class C shares — Before Taxes	14.09%	3.53%	4.60%
Class R shares — Before Taxes	15.57%	3.93%	4.96%
Institutional Class shares — Before Taxes	16.32%	4.58%	5.65%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.75%
50% MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses) / 50% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	17.62%	5.90%	6.50%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Diversified Income Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Length of Service on the Fund
Richard Dunbar, CFA®	Head of Research	2017
Robert Minter, CFA®, CMT, CAIA	Investment Strategist	2012
Karolina Noculak, CFA®	Investment Manager	2018

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.

Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Dynamic Allocation Fund

Aberdeen Dynamic Allocation Fund

Objective

The Aberdeen Dynamic Allocation Fund (the “Dynamic Allocation Fund” or the “Fund”) seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Dynamic Allocation Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%		0.15%		0.15%	0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	1.51%		1.53%		1.63%	1.48%	1.43%
Acquired Fund Fees and Expenses (4)	0.38%		0.38%		0.38%	0.38%	0.38%
Total Annual Fund Operating Expenses(5)	2.29%		3.06%		2.66%	2.01%	1.96%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	1.33%		1.43%		1.33%	1.38%	1.33%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	0.96%		1.63%		1.33%	0.63%	0.63%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Dynamic Allocation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Dynamic Allocation Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$667	$1,129	$1,615	$2,952
Class C shares	$266	$811	$1,481	$3,274
Class R shares	$135	$700	$1,291	$2,895
Institutional Class shares	$64	$497	$955	$2,227
Institutional Service Class shares	$64	$486	$934	$2,178

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$166	$811	$1,481	$3,274

Portfolio Turnover

The Dynamic Allocation Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 4.10% of the average value of its portfolio.

Principal Strategies

The Dynamic Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and, to a limited extent, in direct investments.  The Fund intends to allocate its assets among a wide range of asset classes in a dynamic way to capture return from a number of equity, fixed income and other sources.  The types of asset classes to which the Underlying Funds and direct investments provide exposure may include U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds) and real estate.  The Fund may allocate its assets to Underlying Funds that invest in securities of companies of any market sector and which may hold a significant amount of securities of companies, from time to time, within a single sector.  The Fund may also allocate assets to a limited extent to Underlying Funds that pursue alternative investment strategies, such as managed futures, commodity-linked instruments, equity sectors, currencies and floating rate loans.  The Underlying Funds include, among others, mutual funds advised by the Adviser, as well as unaffiliated mutual funds, closed-end funds and exchange-traded funds.  There is no minimum amount of assets that must be invested in affiliated Underlying Funds.  The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature.  Some or all of the Underlying Funds may invest in derivatives.

The Fund may invest directly in certain types of derivatives, for example, securities index futures or options, which may be used to hedge against a decline in the value of the Fund’s assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

The Adviser develops strategic asset class allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions.  The Fund’s portfolio management team constructs the Fund’s portfolio by setting target asset class allocations for the Fund.  The portfolio management team then manages the Fund’s portfolio by dynamically adjusting the Fund’s asset class allocations based on the Adviser’s asset class allocation views and selecting Underlying Funds or direct investments to obtain exposures to the asset classes. As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset class. The Fund’s asset class allocations and the investments held in the Fund’s portfolio are monitored by the portfolio management team on an ongoing basis and are adjusted periodically to reflect changes to the Adviser’s views.  The Fund retains the flexibility to emphasize specific asset class allocations based on relative valuations and other economic factors in order to seek to achieve the Fund’s objective.  While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes depending on market conditions.  The Fund has the ability to invest, through the Underlying Funds, in small, medium or large capitalization issuers without regard to credit quality (including high yield bonds, which are commonly known as “junk bonds”) or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole.  At times, the Fund may emphasize any one of these exposures.  Asset classes may be added or removed at the Adviser’s discretion.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

Principal Risks

The Dynamic Allocation Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk — Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Exchange-Traded Fund Risk —To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, illiquid securities risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk - Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Floating Rate Loan Risk — Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk —Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly the Fund’s, net assets. An Underlying Fund, and therefore the Fund, may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which an Underlying Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Sector Risk - At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Dynamic Allocation Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net Dividends), a broad-based securities index, the MSCI All Country World Index (Gross Dividends) and a blended benchmark of 60% MSCI All Country World Index (Net Dividends) / 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment objective and strategy effective September 24, 2012.  Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.  In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Optimal Allocations Fund: Moderate Growth to Aberdeen Dynamic Allocation Fund.

Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: September 24, 2012) are based on the previous performance of the Fund’s Class A shares.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 12.04% - 3rd quarter 2010

Lowest Return: -12.89% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	12.68%	3.03%	5.23%
Class A shares — After Taxes on Distributions	11.28%	1.83%	4.31%
Class A shares — After Taxes on Distributions and Sales of Shares	7.77%	1.83%	3.74%
Class C shares — Before Taxes	17.76%	3.53%	5.11%
Class R shares — Before Taxes	19.10%	3.86%	5.50%
Institutional Class shares — Before Taxes	19.99%	4.58%	6.11%
Institutional Service Class shares — Before Taxes	19.85%	4.56%	6.07%
MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%
MSCI All Country World Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%
60% MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses) / 40% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	19.41%	6.43%	6.99%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Dynamic Allocation Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Richard Dunbar, CFA®	Head of Research	2017
Robert Minter, CFA®, CMT, CAIA	Investment Strategist	2012
Karolina Noculak, CFA®	Investment Manager	2018

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Alternatives Fund

Objective

The Aberdeen Diversified Alternatives Fund (the “Diversified Alternatives Fund” or the “Fund”) seeks total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Diversified Alternatives Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None
Small Account Fee(3)	$20		$20		None	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%		0.15%		0.15%	0.15%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None
Other Expenses	0.80%		0.77%		0.83%	0.70%
Acquired Fund Fees and Expenses(4)	1.14%		1.14%		1.14%	1.14%
Total Annual Fund Operating Expenses(5)	2.34%		3.06%		2.62%	1.99%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.56%		0.67%		0.56%	0.60%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.78%		2.39%		2.06%	1.39%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Acquired Fund Fees and Expenses include dividend and interest expense on short sales made by underlying funds that engage in short selling of 0.20% based on publicly available information from the underlying funds.  This can vary over time based on the extent of short selling and the level of Fund assets invested in the relevant underlying fund.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Class R shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Diversified Alternatives Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Diversified Alternatives Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$745	$1,213	$1,706	$3,057
Class C shares	$342	$882	$1,548	$3,327
Class R shares	$209	$761	$1,340	$2,913
Institutional Class shares	$142	$566	$1,017	$2,269

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$242	$882	$1,548	$3,327

Portfolio Turnover

The Diversified Alternatives Fund pays transaction costs, such as commissions, when it buys and sells certain securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.30% of the average value of its portfolio.

Principal Strategies

The Diversified Alternatives Fund is a “fund of funds” that seeks to achieve its investment objective by investing primarily in underlying funds (the “Underlying Funds”) and, to a limited extent, in direct investments.  The Fund intends to allocate its assets among a range of non-traditional or alternative asset classes in a dynamic way to capture return from such non-traditional or alternative sources.  The Fund’s non-traditional and alternative exposures may include industry sector equity strategies, long-short strategies (which include long/short equity, quantitative-equity market neutral and event driven merger arbitrage strategies), foreign currency trading strategies, floating rate bank loans, emerging market equities, emerging market bonds, managed futures strategies, Real Estate Investment Trusts (“REITs”) and other non-core investments. The Fund seeks to provide a return that has lower volatility than traditional core asset classes (i.e., U.S. large cap equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures in measured amounts.  In selecting Underlying Funds and asset class exposures, the Adviser will take asset diversification and potential volatility of return into account.  Non-traditional or alternative asset categories have tended over time to have a lower correlation with the broad U.S. stock and bond markets.  The Fund may allocate its assets to Underlying Funds that invest in securities of companies of any market sector and which may hold a significant amount of securities of companies, from time to time, within a single sector. The Underlying Funds include, among others, mutual funds advised by the Adviser, as well as unaffiliated mutual funds, closed-end funds (including business development companies) and exchange-traded funds.  There is no minimum amount of assets that must be invested in affiliated Underlying Funds.  The Underlying Funds may be either actively managed or passively managed (that is, providing indexed exposures) in nature.  Some or all of the Underlying Funds may invest in derivatives.

The Fund may invest directly in certain types of derivatives, for example, securities index futures or options, which may be used to hedge against a decline in the value of the Fund’s assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

On-going due diligence is a key element of the Adviser’s process and includes monitoring factors such as consistent adherence to the investment process, style drift, strategy capacity and the manager’s commitment to the Underlying Fund, along with exogenous factors such as market conditions as well as exposure to risks and potential opportunities arising at manager firm or Underlying Fund level from ESG (Environmental, Social and Governance) issues.

The Adviser develops strategic asset class allocation views among broad asset classes based on its ongoing analyses of global financial markets and macro-economic conditions.  The Fund’s portfolio management team constructs the Fund’s portfolio by setting target asset class allocations for the Fund.  The portfolio management team then manages the Fund’s portfolio by dynamically adjusting the Fund’s asset class allocations based on the Adviser’s asset class allocation views and selecting Underlying Funds or direct investments to obtain exposures to the asset classes.  The asset category allocations for the Fund are limited to non-traditional or alternative asset categories.  As part of its process, the team evaluates the suitability of both active and passive vehicles to provide exposure to each asset category. The target asset category allocations established by the portfolio management team are intended to promote diversification among the asset classes.  The Fund’s asset category allocations and the investments held in the Fund’s portfolio are monitored by the portfolio management team on an ongoing basis and may be adjusted to reflect changes to the Adviser’s views.  The Fund retains the flexibility to emphasize specific asset category allocations based on relative valuations and other economic factors in order to seek to achieve the Fund’s objective. While the Fund will not invest more than 25% of its total assets in any one Underlying Fund, the Fund may have significant exposure to one or more asset classes (including real estate and commodities) depending on market conditions.  The Fund has the ability to invest, through the Underlying Funds, in small, medium or large capitalization issuers without regard to credit quality (including high yield bonds, which are commonly known as “junk bonds”) or geographic location, and is not limited by industry sector or the duration of individual instruments or the portfolio as a whole.  At times, the Fund may emphasize any one of these exposures.  Asset classes may be added or removed at the Adviser’s discretion.

For additional information regarding the above identified strategies, see “Fund Details: Additional Information about Principal Strategies” in the prospectus.

Principal Risks

The Diversified Alternatives Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Affiliated Funds Risk — The Fund’s Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Fund and the Underlying Funds could affect how the Fund’s Adviser fulfills its fiduciary duties to the Fund and the Underlying Funds.

Asset Allocation Risk — The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  The Fund will be exposed to risks of the Underlying Funds in which it invests. The Fund will be affected by stock and bond market risks, among others.  To the extent the Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of Fund’s investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Exchange-Traded Fund Risk —To the extent that the Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Fund of Funds Risk — Your cost of investing in the Fund, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

The Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund’s performance could be negatively affected.  There can be no assurance that the Fund or any Underlying Fund will achieve its investment objective.

Principal Risks of Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent the Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, illiquid securities risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

Counterparty and Third Party Risk — Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Floating Rate Loan Risk — Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which an Underlying Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Sector Risk - At times, the Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk — The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender.  The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for any reason, to close out its short position.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Diversified Alternatives Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the FTSE 3-Month Treasury Bill Index, an unmanaged index that is generally representative of the average of the last 3-month Treasury bill issues (excluding the current month-end bills), and the HFRX Global Hedge Fund Index, an index designed to be representative of the overall composition of the hedge fund universe.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.  In connection with the change in investment objective and strategy, the Fund changed its name from Aberdeen Optimal Allocations Fund: Specialty to Aberdeen Diversified Alternatives Fund.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 13.54% - 3rd quarter 2010

Lowest Return: -15.30% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	0.66%	-0.32%	2.98%
Class A shares — After Taxes on Distributions	-0.11%	-0.84%	2.38%
Class A shares — After Taxes on Distributions and Sales of Shares	0.38%	-0.47%	2.06%
Class C shares — Before Taxes	5.04%	0.23%	2.89%
Class R shares — Before Taxes	6.44%	0.57%	3.28%
Institutional Class shares — Before Taxes	7.21%	1.25%	3.93%
FTSE 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	2.25%	1.05%	0.56%
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	8.62%	1.19%	1.11%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Diversified Alternatives Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Russell Barlow	Global Head of Alternative Investment Strategies	2016
Kevin Lyons	Senior Investment Manager	2016
Robert Minter, CFA®, CMT, CAIA	Investment Strategist	2012
Darren Wolf, CFA®	Global Head of Investments - Alternative Investment Strategies	2016

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Objective

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (the “Asia-Pacific Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Asia-Pacific Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	None	None	None
Small Account Fee(2)	$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.50%	None	None
Other Expenses	2.90%		2.85%	2.97%	2.95%
Total Annual Fund Operating Expenses	4.15%		4.35%	3.97%	3.95%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	2.60%		2.60%	2.72%	2.60%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.55%		1.75%	1.25%	1.35%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(3)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.25% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Asia-Pacific Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Asia-Pacific Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$724	$1,540	$2,370	$4,508
Class R shares	$178	$1,082	$1,998	$4,340
Institutional Class shares	$127	$960	$1,809	$4,011
Institutional Service Class shares	$137	$965	$1,810	$4,001

Portfolio Turnover

The Asia-Pacific Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 16.38% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Asia-Pacific Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of Asia-Pacific (ex-Japan) companies.  The “Asia-Pacific Region (excluding Japan)” includes Vietnam, Sri Lanka, Bangladesh, Pakistan, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand, Indonesia, Australia, New Zealand, Philippines and India.  A company is generally considered to be an Asia-Pacific (ex-Japan) company if Fund management determines that the company meets one or more of the following criteria:

•           the company is organized under the laws of, or has its principal office in a country in the Asia-Pacific Region (excluding Japan);

•           the company has its principal securities trading market in a country in the Asia-Pacific Region (excluding Japan); and/or

•           the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country in the Asia-Pacific Region (excluding Japan).

The portion of the Fund’s assets not invested in equity securities of Asia-Pacific (ex-Japan) companies may be, but is not required to be, invested in equity securities of companies that the Adviser and Subadviser expect will reflect developments in the Asia-Pacific (ex-Japan) Region.  The Fund intends to invest in a number of different countries.  However, at times the Fund may invest a significant part of its assets in a single country.  The Fund may invest without limit in emerging market countries.  The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.  In addition, the Fund may invest in equity securities without regard to market capitalization.

The Fund invests primarily in common stock, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Asia-Pacific Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “- Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest and natural disasters. The Fund may be more volatile than a fund which is broadly diversified geographically.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile than and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk.  To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Asia-Pacific Equity Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI AC Asia Pacific ex Japan Index™ (Net Dividends), a broad-based securities index, and the MSCI AC Asia Pacific ex Japan Index™ (Gross Dividends). Effective February 28, 2020, the MSCI AC Asia Pacific ex Japan Index™ (Net Dividends) replaced the MSCI AC Asia Pacific ex Japan Index™ (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Class A and Class R returns prior to the commencement of operations of Class A and Class R (inception date: February 28, 2012) are based on the previous performance of the Fund’s Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes.  Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Return — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 16.95% - 3rd quarter 2010

Lowest Return: -17.09% - 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	14.55%	5.47%	5.64%
Class R shares — Before Taxes	21.20%	6.51%	6.06%
Institutional Class shares — Before Taxes	21.89%	7.00%	6.47%
Institutional Class shares — After Taxes on Distributions	21.27%	6.17%	5.53%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	12.96%	5.04%	4.75%
Institutional Service Class shares — Before Taxes	21.69%	6.95%	6.43%
MSCI AC Asia Pacific ex Japan Index™ (Net Dividends) (reflects no deduction for fees or expenses)	19.16%	6.33%	5.83%
MSCI AC Asia Pacific ex Japan Index™ (Gross Dividends) (reflects no deduction for fees or expenses)	19.48%	6.62%	6.11%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Asia-Pacific Equity Fund’s investment adviser and Aberdeen Standard Investments (Asia) Limited (“ASIAL”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Flavia Cheong, CFA®	Head of Equities — Asia Pacific	Inception*
Kristy Fong, CFA®	Senior Investment Director	Inception*
Pruksa Iamthongthong, CFA®	Senior Investment Director	Inception*
James Thom	Senior Investment Director	Inception*
Hugh Young	Managing Director	Inception*

* Inception date: November 16, 2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Emerging Markets Fund

Aberdeen Emerging Markets Fund

Objective

The Aberdeen Emerging Markets Fund (the “Emerging Markets Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%		0.90%		0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	0.44%		0.30%		0.35%	0.26%	0.34%
Total Annual Fund Operating Expenses	1.59%		2.20%		1.75%	1.16%	1.24%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.00%		0.10%		0.00%	0.06%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.59%		2.10%		1.75%	1.10%	1.24%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.10% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Emerging Markets Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$727	$1,048	$1,391	$2,356
Class C shares	$313	$679	$1,171	$2,526
Class R shares	$178	$551	$949	$2,062
Institutional Class shares	$112	$363	$633	$1,404
Institutional Service Class shares	$126	$393	$681	$1,500

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$213	$679	$1,171	$2,526

Portfolio Turnover

The Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 14.86% of the average value of its portfolio.

Principal Strategies

The Emerging Markets Fund will invest primarily in common stocks, but may also invest in other types of equity securities, including, but not limited to, preferred stock and depositary receipts.  As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of emerging market companies.  An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. A company is considered to be an emerging market company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in an emerging market country;

•                  the company has its principal securities trading market in an emerging market country; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and currencies of emerging market countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization, including small and mid-cap securities.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Emerging Markets Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadvisers may make poor security selections. The Adviser, Subadvisers and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadvisers may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk.  To the extent that the financials sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Fund. The bar chart shows how the Fund’s annual total returns for the Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the MSCI Emerging Markets Index (Net Dividends), a broad-based securities index, and the MSCI Emerging Markets Index (Gross Dividends). Effective February 28, 2020, the MSCI Emerging Markets Index (Net Dividends) replaced the MSCI Emerging Markets Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre  or call 866-667-9231.

The returns presented for the Emerging Markets Fund for periods prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Emerging Markets Fund adopted the performance of the Predecessor Fund as the result of a reorganization on November 23, 2009 in which the Emerging Markets Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Emerging Markets Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class A, Class C and Class R returns prior to the commencement of operations of Class A, Class C and Class R (inception date: May 21, 2012) are based on the previous performance of the Fund’s Institutional Class shares. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: November 23, 2009) are based on the previous performance of the Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 19.97% - 3rd quarter 2010

Lowest Return: -16.96% - 3rd quarter 2011

After-tax returns are shown in the following table for the Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns As of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares - Before Taxes	12.94%	3.59%	4.33%
Class C shares - Before Taxes	18.25%	4.24%	4.47%
Class R shares - Before Taxes	19.74%	4.60%	4.74%
Institutional Class shares - Before Taxes	20.42%	5.28%	5.27%
Institutional Class shares - After Taxes on Distributions	19.53%	4.58%	4.58%
Institutional Class shares - After Taxes on Distributions and Sale of Shares	12.10%	3.78%	3.91%
Institutional Service Class shares - Before Taxes	20.25%	5.13%	5.08%
MSCI Emerging Markets Index (Net Dividends) (reflects no deduction for fees or expenses)	18.42%	5.61%	3.68%
MSCI Emerging Markets Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	18.88%	6.01%	4.04%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Emerging Markets Fund’s investment adviser and Aberdeen Standard Investments (Asia) Limited (“ASIAL”) and Aberdeen Asset Managers Limited (“AAML”) serve as the Fund’s subadvisers.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Flavia Cheong, CFA®	Head of Equities — Asia Pacific	2009
Mark Gordon-James, CFA®	Investment Director	Inception*
Joanne Irvine	Deputy Head of Global Emerging Markets	Inception*
Devan Kaloo	Global Head of Equities	Inception*
Hugh Young	Managing Director	Inception*

*Includes Predecessor Fund (inception date: May 11, 2007)

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Fund

Objective

The Aberdeen Emerging Markets Debt Fund (the “Emerging Markets Debt Fund” or the “Fund”) seeks long-term total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Debt Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.60%		0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	0.75%		0.70%		0.75%	0.64%	0.61%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%		0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(5)	1.61%		2.31%		1.86%	1.25%	1.22%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.56%		0.65%		0.56%	0.59%	0.5	6%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(5)	1.05%		1.66%		1.30%	0.66%	0.66%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and the Adviser have entered into a written contract limiting operating expenses to 0.65% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Debt Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$404	$740	$1,099	$2,108
Class C shares	$269	$659	$1,176	$2,596
Class R shares	$132	$530	$954	$2,134
Institutional Class shares	$67	$338	$630	$1,459
Institutional Service Class shares	$67	$332	$616	$1,428

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$169	$659	$1,176	$2,596

Portfolio Turnover

The Emerging Markets Debt Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71.06% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Emerging Markets Debt Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in emerging market debt securities. An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Emerging market debt securities include securities issued by: (a) government-related bodies of emerging market countries and/or (b) a corporation that Fund management has determined meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in an emerging market country;

•                  the company has its principal securities trading market in an emerging market country; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in an emerging market country.

Debt securities, for purposes of the 80% policy, include but are not limited to conventional and index-linked bonds, debt-related interest rate swaps, conventional bonds, inflation-linked bonds and debt-related private placements including securities issued under Rule 144A or Regulation S (“Regulation S Securities”). The Fund may invest in both investment-grade and high yield securities (commonly referred to as “junk bonds”). The Fund may invest in securities of any maturity.

The Emerging Markets Debt Fund is non-diversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

The Adviser will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. It will assess both the risk-return profile of an individual investment, as well as the risk-return impact of its incremental addition to the Fund as a whole, and then construct a risk-controlled portfolio of instruments. The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. The Fund may use derivative instruments as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. Permitted derivative instruments include, but are not limited to, fixed income futures, non-deliverable forwards and swaps (including, but not limited to, credit default, credit derivative, interest rate, currency and inflation swaps). Derivative instruments may be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund, or for other purposes deemed necessary by the Adviser and/or Subadviser to pursue the Fund’s investment objective. Credit derivatives may be used to adjust the Fund’s exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. The Fund may take short positions via derivatives in securities, interest rates, credits, currencies and markets.  In complying with the minimum and maximum investment limitations set forth above, the Fund may include investments in derivatives with an underlying asset with economic characteristics similar to the investments included in such limitation.

For additional information regarding derivatives, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Principal Risks

The Emerging Markets Debt Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Fixed Income Securities Risk — Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Illiquid Securities Risk — Illiquid securities are assets that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Non-Diversified Fund Risk — The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Non-Hedging Foreign Currency Trading Risk — Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Private Placements and Other Restricted Securities Risk — Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Debt Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.  The table compares the Fund’s average annual total returns to the returns of the J.P. Morgan EMBI Global Diversified Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 7.40% - 1st quarter 2019

Lowest Return: -6.27% - 2nd quarter 2018

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Year	Since Inception (November 1, 2012)
Class A shares — Before Taxes	11.33%	4.50%	2.69%
Class C shares — Before Taxes	13.07%	4.50%	2.63%
Class R shares — Before Taxes	14.52%	4.92%	3.07%
Institutional Class shares — Before Taxes	15.21%	5.52%	3.63%
Institutional Class shares — After Taxes on Distributions	13.09%	3.80%	1.93%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	8.96%	3.46%	1.99%
Institutional Service Class shares — Before Taxes	15.25%	5.52%	3.65%
J.P. Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes)	15.04%	6.24%	4.84%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Emerging Markets Debt Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Kevin Daly	Investment Director	Inception*
Brett Diment	Head of Global Emerging Market Debt	Inception*
Edwin Gutierrez	Head of Emerging Market Sovereign Debt	Inception*
Andrew Stanners	Investment Director	Inception*
Viktor Szabó, CFA®	Investment Director	Inception*

* Inception date: November 1, 2012

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Absolute Return Strategies Fund

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Objective

The Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund) (the “GARS® Fund” or the “Fund”) seeks to generate a positive absolute return over the medium to long term (3-5 years or more) irrespective of market conditions, while seeking to reduce the risk of loss.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the  Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A Sales and Class A1 Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	3.00%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None
Small Account Fee(3)	$20		$20		$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%		0.60%		0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None	None
Other Expenses	2.19%		2.23%		2.24%	2.26%
Total Annual Fund Operating Expenses(4)	3.04%		3.83%		2.84%	2.86%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	2.07%		2.18%		2.19%	2.07%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	0.97%		1.65%		0.65%	0.79%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1.00%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.65% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$396	$1,022	$1,672	$3,413
Class C shares	$268	$969	$1,789	$3,923
Institutional Class shares	$66	$672	$1,304	$3,007
Institutional Service Class shares	$81	$690	$1,325	$3,036

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$168	$969	$1,789	$3,923

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 53.05% of the average value of its portfolio.

Principal Strategies

The GARS® Fund employs an “absolute return” investment approach. This means that in pursuing the Fund’s investment objective, the Fund benchmarks itself to an index of cash instruments, rather than a stock or bond market index, and seeks to achieve positive long term returns irrespective of broad movements in the bond and equity markets.  As an “absolute return” fund, the GARS® Fund employs investment management techniques that may differ from traditional mutual funds. The GARS® Fund may use an extensive range of investment strategies and invest in a wide spectrum of equity and fixed-income securities and derivative instruments in pursuing its investment objective. The GARS® Fund also may hold significant amounts of cash and/or invest significantly in cash equivalents and short-term investments, including money market funds.

The GARS® Fund may invest in equity and fixed-income securities of companies and government and supranational entities around the world, including in emerging markets. The GARS® Fund is not subject to any maturity, market capitalization, or credit quality restrictions and may invest in high-yield below-investment-grade bonds (junk bonds) without limitation.

The Adviser seeks to maximize risk-adjusted absolute return by using multiple strategies across listed equity, equity-related, and debt securities, derivatives, or other instruments as part of a diversified global portfolio. These strategies include exploiting market cyclicality and a diverse array of inefficiencies across and within global markets.

The Adviser manages the GARS® Fund’s investment strategies dynamically over time and will actively modify investment strategies and develop new strategies in response to additional research, changing market conditions, or other factors.

The GARS® Fund may invest in securities of any market sector and may hold a significant amount of securities of companies within a single sector. The Fund currently anticipates that it will have significant exposure to the financials sector, in large part due to holding cash equivalents, which are generally issued by financial institutions.

The GARS® Fund also invests extensively in derivative instruments, which may relate to equity securities, fixed-income securities, interest rates, total return rates, currencies or currency exchange rates, or indexes. Derivatives, including futures, options, swaps (including credit default and variance swaps), and foreign currency forward contracts, may be used for both investment and hedging purposes.

Under normal market conditions, the GARS® Fund will invest significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser, in which case the GARS® Fund would invest at least 30%) in non-U.S. issuers.  A company is considered a non-U.S. issuer if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  the company has its principal securities trading market in a country outside the U.S.; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

Under normal market conditions, the GARS® Fund invests in securities from at least three different countries.

ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all holdings. As such, although ESG investing is not a principal strategy of the Fund, the Advisor considers and evaluates ESG drivers as part of the investment analysis process. This analysis forms an integral component of the Adviser’s assessment of the potential risks and opportunities arising from ESG in equities, government bonds, credit and other holdings.

Principal Risks

The GARS® Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the GARS® Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the GARS® Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Absolute Return Strategy Risk - Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.

Credit Default Swap Risk — The Fund may buy or sell credit default swaps.  Credit default swap contracts, a type of derivative instrument, particularly selling credit default swaps, involve special risks and may result in losses to the Fund.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk (including Options, Futures and Swaps) — Derivatives are speculative and may hurt the Fund’s performance.  The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate.

•                  Speculative Exposure Risk - To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from speculative short sales are unlimited.

•                  Hedged Exposure Risk — Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•                  Correlation Risk — The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

•                  Counterparty Risk - Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Fixed Income Securities Risk — Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Foreign Currency Exposure Risk  — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

High-Yield Bonds and Other Lower-Rated Securities Risk — The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Non-Hedging Foreign Currency Trading Risk — Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to the Fund.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavourable developments in that economic sector than funds that invest more broadly.

Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, decreased liquidity in credit markets as well as cyber-attacks.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

U.S. Government Securities Risk — Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guaranty the net asset value of a Fund’s shares.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Fund. The bar chart shows how the Fund’s annual total returns for Institutional Service Class have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch 3-Month US Treasury Note Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment objective and strategies effective November 15, 2019 and August 15, 2016.  Performance information for periods prior to November 15, 2019 and August 15, 2016 reflect different investment strategies.  In connection with the change in investment objective and strategy on November 15, 2019, the Fund changed its name from Aberdeen Global Unconstrained Fixed Income Fund to Aberdeen Global Absolute Return Strategies Fund.  In connection with the change in investment objective and strategy on August 15, 2016, the Fund changed its name from Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund.

Annual Total Returns — Institutional Service Class Shares (Years Ended Dec. 31)

Highest Return: 7.60% - 3rd quarter 2010

Lowest Return: -3.85% — 3rd quarter 2014

After-tax returns are shown in the following table for Institutional Service Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	3.86%	2.24%	1.94%
Class C shares — Before Taxes	5.35%	2.14%	1.50%
Institutional Class shares — Before Taxes	7.12%	3.12%	2.51%
Institutional Service Class shares — Before Taxes	7.26%	3.02%	2.39%
Institutional Service Class shares — After Taxes on Distributions	5.84%	2.13%	1.44%
Institutional Service Class Shares — After Taxes on Distributions and Sale of Fund Shares	4.29%	1.95%	1.45%
ICE BofA Merrill Lynch 3-Month US Treasury Note Index (reflects no deduction for fees, expenses or taxes)	2.31%	1.09%	0.60%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the GARS® Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser.

Portfolio Managers

The GARS® Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the GARS® Fund:

Name	Title	Served on the Fund Since
Katy Forbes	Investment Director	2019
Neil Richardson	Investment Director	2019
Adam Rudd	Investment Director	2019
Scott Smith	Investment Director	2019
David Sol	Investment Director	2019

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen International Small Cap Fund

Aberdeen International Small Cap Fund

Objective

The Aberdeen International Small Cap Fund (the “International Small Cap Fund” or the “Fund”) seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Small Cap Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190  and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None
Small Account Fee(3)	$20		$20		None	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(4)	0.85%		0.85%		0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None
Other Expenses	0.57%		0.59%		0.63%	0.57%
Acquired Fund Fees and Expenses(5)	0.01%		0.01%		0.01%	0.01%
Total Annual Fund Operating Expenses	1.68%		2.45%		1.99%	1.43%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.34%		0.45%		0.34%	0.43%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.34%		2.00%		1.65%	1.00%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Management Fees have been restated to reflect current fees. Effective February 28, 2020, the contractual investment advisory fee payable by the Fund to Aberdeen Standard Investments Inc. (the “Adviser”) changed from 1.00% on assets up to $100 million and 0.90% on assets of $100 million and more to 0.85% on assets up to $100 million and 0.75% on assets of $100 million and more.

(5)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(6)         Aberdeen Funds (the “Trust”) and the Adviser have entered into a written contract limiting operating expenses to 0.99% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Class R shares and extraordinary expenses.  The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$704	$1,043	$1,405	$2,421
Class C shares	$303	$721	$1,265	$2,752
Class R shares	$168	$592	$1,041	$2,289
Institutional Class shares	$102	$410	$741	$1,676

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$203	$721	$1,265	$2,752

Portfolio Turnover

The International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 35.37% of the average value of its portfolio.

Principal Strategies

The International Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.  As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. small companies.  For purposes of the 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of or has its principal place of business in a country outside the U.S.;

•                  the company has its principal securities trading market in a country outside the U.S.; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

The Fund considers a “small” company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of December 31, 2019, the MSCI All Country World ex-USA Small Cap Index included companies with market capitalizations up to $9.15 billion. In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $6 billion to be small-cap; however, this maximum capitalization may change with market conditions. Some companies may outgrow the definition of a small company or may no longer fall within the range of a reconstituted index after the Fund has purchased their securities. These companies will continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. In addition, the Fund may invest in companies of any size once the 80% policy is met. As a result, the Fund’s average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.

Under normal circumstances, a number of countries around the world will be represented in the Fund’s portfolio, some of which may be considered to be emerging market countries.  At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest:

•                  up to 20% of net assets in debt securities;

•                  up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;

•                  up to 35% of net assets in emerging markets securities; and

•                  without limit in foreign securities.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The International Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the International Small Cap Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World ex-USA Small Cap Index (Net Dividends), a broad-based securities index, and the MSCI All Country World ex-USA Small Cap Index (Gross Dividends). Effective February 28, 2020, the MSCI All Country World ex-USA Small Cap Index (Net Dividends) replaced the MSCI All Country World ex-USA Small Cap Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment strategy effective February 29, 2016.  Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy.  In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Small Cap Fund to Aberdeen International Small Cap Fund.  .

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 17.22% - 3rd quarter 2010

Lowest Return: -15.23 - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares —Before Taxes	16.58%	7.29%	9.94%
Class A shares —After Taxes on Distributions	14.93%	5.17%	8.50%
Class A shares —After Taxes on Distributions and Sale of Shares	10.53%	5.14%	7.73%
Class C shares —Before Taxes	21.91%	7.84%	9.84%
Class R shares —Before Taxes	23.39%	8.21%	10.28%
Institutional Class shares —Before Taxes	24.17%	8.91%	10.91%
MSCI All-Country World ex-USA Small Cap Index (Net Dividends) (reflects no deduction for fees or expenses)	22.42%	7.04%	6.92%
MSCI All-Country World ex-USA Small Cap Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	22.93%	7.44%	7.31%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the International Small Cap Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Head of Global Equities	2020
Martin Connaghan	Investment Director	2009
Jamie Cumming, CFA®	Senior Investment Director	2009
Samantha Fitzpatrick, CFA®	Investment Director	2009
Bruce Stout	Senior Investment Director	2009

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Intermediate Municipal Income Fund

Aberdeen Intermediate Municipal Income Fund

Objective

The Aberdeen Intermediate Municipal Income Fund (the “Intermediate Municipal Income Fund” or the “Fund”) seeks a high level of current income that is exempt from federal income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Intermediate Municipal Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholders Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%		None		None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	1.00	%(2)	None	None
Small Account Fee(3)	$20		$20		$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.43%		0.43%		0.43%	0.43%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		None	None
Other Expenses	0.48%		0.50%		0.47%	0.47%
Total Annual Fund Operating Expenses(4)	1.16%		1.93%		0.90%	0.90%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.40%		0.43%		0.40%	0.40%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	0.76%		1.50%		0.50%	0.50%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.50% for all classes of the Fund. This contractual limitation may not be terminated before February 29, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Intermediate Municipal Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$326	$571	$835	$1,589
Class C shares	$253	$564	$1,002	$2,219
Institutional Class shares	$51	$247	$459	$1,071
Institutional Service Class shares	$51	$247	$459	$1,071

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$153	$564	$1,002	$2,219

Portfolio Turnover

The Intermediate Municipal Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 58.33% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in investment grade fixed income securities that qualify as tax-exempt municipal obligations. Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax. These obligations are issued by states, U.S. territories and their political subdivisions, such as counties, cities and towns. For purposes of the Fund’s 80% policy, the Fund may, but is not required to, sell a security whose rating falls below investment grade.

Under normal market circumstances, the Fund will maintain an investment portfolio with a weighted average effective duration of 4 - 7 years and a dollar-weighted average maturity of more than 3 years but less than 10 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

The Fund may invest in specific types of municipal obligations, including tax-exempt zero-coupon securities, auction rate securities, floating- and variable-rate bonds and tender option bonds. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The TOB trust would sell the floater and the Fund would retain the inverse floater.

Up to 20% of the Fund’s net assets may be invested in municipal securities whose interest income is treated as a preference item for purposes of the federal alternative minimum tax.

Additionally, up to 20% of the Fund’s net assets may be invested in fixed income securities that qualify as tax-exempt municipal obligations that are considered below investment grade (sometimes referred to as “junk bonds” or high yield securities). A bond is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), S&P Global Ratings (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by the Adviser to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the highest rating category received from an NRSRO.

In selecting securities for the Fund, the Adviser employs an opportunistic approach that takes advantage of changing market conditions. The Adviser’s process focuses on credit market, sector, security and yield curve analysis. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

A security may be sold to take advantage of more favorable opportunities.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk - Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

High-Yield Bonds and Other Lower-Rated Securities Risk - The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets.

For example, if interest rates increase by 1%, assuming a current portfolio duration of 7 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 7%.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Management Risk - The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk - Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Tender Option Bonds Risk - Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk — For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Intermediate Municipal Income Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.  For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2019 to adopt a target average weighted effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen Tax-Free Income Fund to Aberdeen Intermediate Municipal Income Fund.  An unaffiliated party served as the subadviser for the  Fund from June 23, 2008 to February 27, 2011.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 3.85% - 3rd quarter 2011

Lowest Return: -4.64% - 4th quarter 2010

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	3.61%	1.64%	2.97%
Class A shares — After Taxes on Distributions	3.58%	1.63%	2.90%
Class A shares — After Taxes on Distributions and Sales of Shares	3.32%	1.91%	2.99%
Class C shares — Before Taxes	4.55%	1.40%	2.49%
Institutional Class shares — Before Taxes	6.47%	2.41%	3.51%
Institutional Service Class shares — Before Taxes	6.58%	2.39%	3.50%
ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index (reflects no deduction for fees, expenses or taxes)	6.89%	3.19%	3.95%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Intermediate Municipal Income Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Jonathan Mondillo	Head of Municipals	2018
Lesya Paisley, CFA®	Investment Director	2015
Mark Taylor	Investment Director	2018

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Objective

The Aberdeen U.S. Multi-Cap Equity Fund (the “U.S. Multi-Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Multi-Cap Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	0.27%		0.36%		0.42%	0.28%	0.30%
Total Annual Fund Operating Expenses	1.27%		2.11%		1.67%	1.03%	1.05%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	0.08%		0.21%		0.08%	0.13%	0.08%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.19%		1.90%		1.59%	0.90%	0.97%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative service fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the U.S. Multi-Cap Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the U.S. Multi-Cap Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$689	$947	$1,225	$2,014
Class C shares	$293	$641	$1,115	$2,425
Class R shares	$162	$519	$900	$1,969
Institutional Class shares	$92	$315	$556	$1,248
Institutional Service Class shares	$99	$326	$572	$1,275

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$193	$641	$1,115	$2,425

Portfolio Turnover

The U.S. Multi-Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 47.13% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the U.S. Multi-Cap Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in U.S. equity securities. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. The Fund seeks to invest in securities of U.S. companies. A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in the United States;

•                  the company has its principal securities trading market in the United States; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

The Fund will invest in companies across a broad spectrum of market capitalizations.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The U.S. Multi-Cap Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional

Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Multi-Cap Equity Fund. The bar chart shows how the Fund’s annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s average annual total returns to the returns of the Russell 3000® Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The returns presented for the U.S. Multi-Cap Equity Fund for periods prior to October 10, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”), a registered investment company. The U.S. Multi-Cap Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on October 10, 2011 in which the U.S. Multi-Cap Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. In connection with the reorganization, the Fund changed its name from Aberdeen U.S. Equity I Fund to Aberdeen U.S. Equity Fund. The U.S. Multi-Cap Equity Fund maintained the investment objective and investment strategies of the Predecessor Fund on the date of the reorganization without any changes.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Institutional Service Class returns prior to the commencement of operations of Institutional Service Class of the Fund (inception date: October 10, 2011) are based on the previous performance of the Predecessor Fund’s Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares (Years Ended Dec. 31)

Highest Return: 15.82% - 1st quarter 2019

Lowest Return: -17.11% - 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	28.73%	9.06%	10.31%
Class A shares — After Taxes on Distributions	25.75%	6.40%	8.65%
Class A shares — After Taxes on Distributions and Sales of Shares	18.94%	6.54%	8.06%
Class C shares — Before Taxes	34.65%	9.55%	10.18%
Class R shares — Before Taxes	36.09%	9.95%	10.65%
Institutional Class shares — Before Taxes	36.90%	10.66%	11.31%
Institutional Service Class shares — Before Taxes	36.92%	10.57%	11.24%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	31.02%	11.24%	13.42%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the U.S. Multi-Cap Equity Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Virgilio Aquino, CFA®	Investment Director	2012
Ralph Bassett, CFA®	Head of North American Equities	2008*
Samantha Brownlee, CFA®	Investment Director	2014

*Includes Predecessor Fund and/or Second Predecessor Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Mid Cap Equity Fund

Objective

The Aberdeen U.S. Mid Cap Equity Fund (the “U.S. Mid Cap Equity Fund” or the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the U.S. Mid Cap Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares		Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	1.00	%(2)	None	None	None
Small Account Fee(3)	$20		$20		None	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75%		0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%		0.50%	None	None
Other Expenses	9.30%		9.30%		9.30%	9.30%	9.30%
Total Annual Fund Operating Expenses	10.30%		11.05%		10.55%	10.05%	10.05%
Less: Amount of Fee Limitations/Expense Reimbursements(4)	9.05%		9.05%		9.05%	9.05%	9.05%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.25%		2.00%		1.50%	1.00%	1.00%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(3)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee.  See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

(4)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.00% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2021 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the U.S. Mid Cap Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$695	$2,604	$4,316	$7,863
Class C shares	$303	$2,344	$4,233	$8,043
Class R shares	$153	$2,217	$4,058	$7,839
Institutional Class shares	$102	$2,088	$3,879	$7,622
Institutional Service Class shares	$102	$2,088	$3,879	$7,622

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$203	$2,344	$4,233	$8,043

Portfolio Turnover

The U.S. Mid Cap Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.20% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by U.S. mid-cap companies.  A company is considered to be a U.S. company if Fund management determines that the company meets one or more of the following criteria:

•                  the company is organized under the laws of, or has its principal office in the United States;

•                  the company has its principal securities trading market in the United States; and/or

•                  the company derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in the United States.

The Fund considers mid-cap companies to be companies that have market capitalizations similar to those of companies included in the Russell Midcap® Index at the time of investment. The range of market capitalization of the Russell Midcap® Index was $365 million to $78.6 billion, with a median of $8.3 billion, as of December 31, 2019. Some companies may outgrow, or decrease in size below, the definition of a mid-cap company after the Fund has purchased their securities or may no longer fall within the range of a reconstituted index. These companies will continue to be considered mid-cap for purposes of the Fund’s minimum 80% allocation to U.S. mid-cap company equities.  While the Fund may sell a security if its market capitalization exceeds or falls below the definition of mid-cap company, it is not required to sell solely because of that.

The Fund also may invest up to 20% of its net assets in the aggregate in foreign securities and securities of smaller or larger companies.  Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of any foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests. The Fund invests predominantly in securities of U.S. issuers and may invest to a limited extent in Canadian issuers.

In carrying out the Fund’s investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The U.S. Mid Cap Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the U.S. Mid Cap Equity Fund. The bar chart shows the Fund’s annual total return for the Institutional Class. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Russell Midcap Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

Annual Total Returns — Institutional Class Shares (Year Ended Dec. 31)

Highest Return: 14.67% - 1st quarter 2019

Lowest Return: -13.38% - 4th quarter 2018

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	3 Year	Since Inception (February 29, 2016)
Class A shares — Before Taxes	24.50%	11.09%	12.81%
Class C shares — Before Taxes	30.24%	12.45%	13.72%
Class R shares — Before Taxes	31.80%	13.00%	14.27%
Institutional Class shares — Before Taxes	32.40%	13.58%	14.86%
Institutional Class shares — After Taxes on Distributions	30.65%	11.57%	12.98%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	20.25%	10.14%	11.23%
Institutional Service Class shares — Before Taxes	32.40%	13.58%	14.85%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	30.54%	12.06%	14.72%

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the U.S. Mid Cap Equity Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Ralph Bassett, CFA®	Head of North American Equities	Inception*
Jason Kotik, CFA®	Investment Director	Inception*
Fran Radano, CFA®	Investment Director	Inception*
Qie Zhang, CFA®	Investment Director	Inception*

* Inception date: February 29, 2016

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS C SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

CLASS R SHARES

To open an account	No Minimum
Additional investments	No Minimum

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

INSTITUTIONAL SERVICE CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Dynamic Dividend Fund

Aberdeen Dynamic Dividend Fund

Objective

The Aberdeen Dynamic Dividend Fund (the “Dynamic Dividend Fund” or the “Fund”) seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Dynamic Dividend Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.36%		0.33%
Acquired Fund Fees and Expenses(3)	0.01%		0.01%
Total Annual Fund Operating Expenses(4)	1.62%		1.34%
Less: Amount of Fee Limitations/Expense Reimbursements(5)	0.11%		0.08%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements(4)	1.51%		1.26%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account  expenses.

(3)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(4)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(5)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.50% for Class A shares and 1.25% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2021. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Dynamic Dividend Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$720	$1,047	$1,396	$2,378
Institutional Class shares	$128	$417	$726	$1,606

Portfolio Turnover

The Dynamic Dividend Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 105.70% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Dynamic Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income that it believes are undervalued relative to the market and to the securities’ historic valuations. Net assets include the amounts of any borrowings for investment purposes. Corporations that pay dividend income may also include companies that have announced a special dividend or announced that they will pay dividends within six months. The equity securities in which the Fund invests include primarily common stocks. The Fund may invest in companies of any market capitalization.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, provided that no more than 25% of its net assets are invested in emerging markets. An “emerging market” country is any country that is determined by the Adviser to have an emerging market economy, considering factors such as the country’s credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most countries located in Western Europe. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Under normal circumstances, the Fund seeks high current dividend income, more than 50% of which qualifies for the reduced U.S. federal income tax rates for “qualified dividend income” created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and is defined in the Internal Revenue Code of 1986, as amended, as dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.

In the event that the Adviser determines that a particular company’s dividends qualify for favorable U.S. federal tax treatment, the Adviser intends to invest in the equity securities of the company prior to the ex-dividend date (i.e. the date when shareholders no longer are eligible for dividends) and intends to hold the security for at least 61 days during a 121-day period which begins on the date that is 60 days before the ex-dividend date to enable Fund shareholders to take advantage of the reduced U.S. federal tax rates. During this period, the Fund will not hedge its risk of loss with respect to these securities.

In order to achieve its dividend, the Fund may participate in a number of dividend capture strategies. These strategies may include the Fund engaging in active and frequent trading which may result in higher turnover and associated transaction costs for the Fund. There is the potential for market loss on the shares that are held for a short period, although the Adviser seeks to use these strategies to generate additional income with limited impact on the construction of the core portfolio.

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying companies, including companies that it believes are undervalued relative to the market and to the securities’ historic valuations. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow, and historical payment of dividends.

ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment research process and this analysis forms an integral component of the Adviser’s investment analysis for all companies.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks

The Dynamic Dividend Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk — There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

Portfolio Turnover Risk - The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Qualified Dividend Tax Risk — Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Dynamic Dividend Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The Class A shares of the Fund were not issued prior to December 30, 2011. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown.

The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net Dividends), a broad-based securities index, and the MSCI All Country World Index (Gross Dividends). Effective February 28, 2020, MSCI All Country World Index (Net Dividends) replaced MSCI All Country World Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a Predecessor Fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 15.26% - 4th quarter 2010

Lowest Return: -24.62% - 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years	Since Inception
Class A shares — Before Taxes	18.12%	6.70%	N/A	8.54	%*
Institutional Class shares — Before Taxes	25.40%	8.26%	7.02%	5.94	%**
Institutional Class shares — After Taxes on Distributions	22.30%	6.06%	4.45%	3.39	%**
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares	14.85%	5.59%	4.63%	4.28	%**
MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%	7.96	%**
MSCI All Country World Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	27.30%	9.00%	9.37%	8.53	%**

* Class A inception date is 12/30/2011

** Institutional Class inception date is 9/22/2003.  Index since inception returns reflect the inception date of the Institutional Class.

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Dynamic Dividend Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Head of Global Equities	2020
Martin Connaghan	Investment Director	2018
Jamie Cumming	Senior Investment Director	2018
Joshua Duitz	Senior Vice President, Global Equities	2012*
Bruce Stout	Senior Investment Director	2018

* Includes service with unaffiliated  investment adviser to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Global Infrastructure Fund

Aberdeen Global Infrastructure Fund

Objective

The Aberdeen Global Infrastructure Fund (the “Global Infrastructure Fund” or the “Fund”) seeks capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Global Infrastructure Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(3)	0.85%		0.85%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.34%		0.31%
Acquired Fund Fees and Expenses(4)	0.01%		0.01%
Total Annual Fund Operating Expenses (5)	1.45%		1.17%
Less: Amount of Fee Limitations/Expense Reimbursements(6)	0.20%		0.17%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements (5)	1.25%		1.00%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         Management Fees have been restated to reflect current fees. Effective February 28, 2020, the contractual investment advisory fee payable by the Fund to Aberdeen Standard Investments Inc. (the “Adviser”) changed from 1.00% on assets up to $250 million, 0.95% on assets of $250 million up to $750 million, 0.90% on assets of $750 million up to $1 billion and 0.80% on assets of $1 billion and more to 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.65% on assets of $1 billion and more.

(4)         Acquired fund fees and expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds.

(5)         The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements do not correlate to the Fund’s Ratio of Expenses (Prior to Reimbursements) to Average Net Assets and Ratio of Expenses to Average Net Assets, respectively, included in the Fund’s Financial Highlights in the Fund’s prospectus, as those ratios do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(6)         Aberdeen Funds (the “Trust”) and the Adviser have entered into a written contract limiting operating expenses to 1.24% for Class A shares and 0.99% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2021. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Global Infrastructure Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$695	$989	$1,304	$2,194
Institutional Class shares	$102	$355	$627	$1,405

Portfolio Turnover

The Global Infrastructure Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.62% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An “infrastructure-related” issuer has (i) at least 50% of its assets consisting of infrastructure assets or (ii) 50% of its gross income or net profits attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).   The Fund concentrates its investments in infrastructure-related issuers.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of emerging market issuers, and in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. The Fund is permitted to invest in unlisted foreign securities, but currently does not intend to do so as a principal strategy.

The Fund may invest in companies of any market capitalization.

Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

In selecting securities for investment by the Fund, the portfolio management team employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies.

Principal Risks

The Global Infrastructure Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Infrastructure-Related Investments Risk — Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Industrials Sector Risk.  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services. For more information about the risks of other infrastructure-related sectors, see also “Concentration Risk” and “Infrastructure-Related Investments Risk” above.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers. If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Global Infrastructure Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The Class A shares of the Fund were not issued prior to December 30, 2011. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown.

The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. The table compares the Fund’s average annual total returns to the returns of the MSCI All Country World Index (Net Dividends), a broad-based securities index, the MSCI All Country World Index (Gross Dividends) and the S&P Global Infrastructure Index (Net Dividends). Effective February 28, 2020, the MSCI All Country World Index (Net Dividends) replaced the MSCI All Country World Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. The Fund’s past performance benefitted significantly from IPOs and secondary offerings of certain issuers and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund  as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited (“AAML”) began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 19.02% - 3rd quarter 2010

Lowest Return: -18.62% - 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years	Since Inception
Class A shares — Before Taxes	20.73%	5.84%	N/A	9.78	%*
Institutional Class shares — Before Taxes	28.39%	7.38%	9.93%	12.89	%**
Institutional Class shares — After Taxes on Distributions	26.37%	5.89%	8.43%	11.26	%**
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares	16.87%	5.15%	7.51%	10.12	%**
MSCI All Country World Index (Net Dividends) (reflects no deduction for fees or expenses)	26.60%	8.41%	8.79%	10.36	%**
MSCI All Country World Index (Gross Dividends) (reflects no deduction for fees or expenses)	27.30%	9.00%	9.37%	10.97	%**
S&P Global Infrastructure Index (Net Dividends) (reflects no deduction for fees or expenses)	25.75%	5.61%	6.77%	7.99	%**

* Class A inception date is 12/30/2011

** Institutional Class inception date is 11/3/2008.  All index since inception returns reflect the inception date of the Institutional Class

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Global Infrastructure Fund’s investment adviser and Aberdeen Asset Managers Limited serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Dominic Byrne, CFA®	Head of Global Equities	2020
Martin Connaghan	Investment Director	2018
Jamie Cumming	Senior Investment Director	2018
Joshua Duitz	Senior Vice President, Global Equities	2008*
Bruce Stout	Senior Investment Director	2018

* Includes service with unaffiliated investment adviser to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Short Duration High Yield Municipal Fund

Aberdeen Short Duration High Yield Municipal Fund

Objective

The Aberdeen Short Duration High Yield Municipal Fund (the “Short Duration High Yield Municipal Fund” or the “Fund”) seeks a high level of current income exempt from federal income tax.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Short Duration High Yield Municipal Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75	%(1)	None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%		0.65%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.23%		0.25%
Total Annual Fund Operating Expenses	1.13%		0.90%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.23%		0.25%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.90%		0.65%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.90% for Class A shares and 0.65% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2021. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Short Duration High Yield Municipal Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$340	$578	$835	$1,570
Institutional Class shares	$66	$262	$474	$1,085

Portfolio Turnover

The Short Duration High Yield Municipal Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 104.52% of the average value of its portfolio.

Principal Strategies

As a fundamental policy, under normal circumstances, the Short Duration High Yield Municipal Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in municipal obligations that are exempt from federal income tax (including securities subject to the federal alternative minimum tax (“AMT”)). Tax-exempt municipal obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than AMT).

The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to the AMT. The interest income distributed by the Fund that is derived from certain tax-exempt municipal obligations may be subject to the federal AMT for individuals. There is no limitation on the portion of the Fund’s assets that may be invested in municipal obligations subject to the AMT. An investor should consult his or her tax adviser for more information.

Under normal market conditions, the Fund will maintain an investment portfolio with a weighted average effective duration of less than 4.5 years. However, the Fund can buy securities of any maturity. The Adviser expects to increase or decrease the portfolio’s effective duration based on its outlook for the market and interest rates. Duration measures the sensitivity of bond prices to changes in interest rates. The longer the duration of a bond, the longer it will take to repay the principal and interest obligations and the more sensitive it will be to changes in interest rates. Because of events affecting the bond markets and interest rate changes, the duration of the portfolio may not meet the target at all times.

The Fund may invest in obligations of any credit quality. Under normal circumstances, the Fund invests at least 50% of its assets in municipal bonds rated BBB or lower by S&P Global Ratings or Baa or lower by Moody’s Investors Service, Inc., at the time of investment, or the equivalent by another independent rating agency or the unrated equivalent as determined by the Adviser. Split rate bonds will be considered to have the higher credit rating. Municipal bonds rated below investment grade (BB/Ba or lower) are commonly known as “high yield” or “junk” bonds.

Municipal bonds in which the Fund may invest include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds.

Revenue obligations may include, but are not limited to, general obligation bonds, revenue bonds, private activity bonds, moral obligation bonds, municipal notes, municipal commercial paper, municipal lease obligations and tender option bonds. Revenue obligations may include, but are not limited to, industrial development, pollution control, public utility, housing, and health care issues. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund does not currently intend to deposit bonds into a TOB trust or invest in inverse floaters, but may invest in floaters issued by TOB trusts.

The Fund can invest up to 25% of its total assets in tobacco-related bonds without an appropriation pledge that makes payments only from a state’s interest in the tobacco Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in 1998, between the largest U.S. tobacco manufacturers and 46 states and other U.S. jurisdictions to settle claims against the tobacco manufacturers.

The Fund may invest in municipal obligations of any state, city, county or other governmental entity, including Puerto Rico and U.S. territories.

In selecting investments for the Fund, the Adviser generally looks for a wide range of U.S. issuers and securities that provide high current income, including unrated bonds and securities of smaller issuers that offer high current income and might be overlooked by other investors and funds. The Adviser also focuses on securities with coupon interest or accretion rates, current market interest rates, callability and call prices that might change the effective maturity of particular securities. The Adviser may consider selling a security if any of these factors no longer applies to a security purchased for the Fund, but are not required to do so. The Adviser also examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Principal Risks

The Short Duration High Yield Municipal Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk - Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

High-Yield Bonds and Other Lower-Rated Securities Risk - The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Interest Rate Risk - The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets.

For example, if interest rates increase by 1%, assuming a current portfolio duration of 4.5 years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 4.5%.

The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Management Risk - The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk - Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Portfolio Turnover Risk - The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Private Placements and Other Restricted Securities Risk - Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

Puerto Rico and U.S. Territories Risk - Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect the Fund’s performance to the extent it invests in Puerto Rican municipal securities.  As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

Tender Option Bonds Risk - Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Tobacco Related Bonds Risk - In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Short Duration High Yield Municipal Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.  The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s performance over time with those of the S&P Municipal Bond Short Intermediate Index, a broad based securities index and a blended benchmark of 30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (the “Blended Index”). The Adviser believes the Blended Index is more relevant to the Fund’s current investment strategy, as discussed below. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The Fund changed its investment strategy effective February 28, 2019 to adopt a target weighted average effective duration. Performance information for periods prior to February 28, 2019 does not reflect such investment policy. In connection with the change in investment policy, the Fund changed its name from Aberdeen High Yield Managed Duration Municipal Fund to Aberdeen Short Duration High Yield Municipal Fund.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund had substantially similar investment objectives and strategies prior to the Fund’s adoption of its current investment strategies on February 28, 2019.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 2.45% - 2nd quarter 2014

Lowest Return: -2.16% - 4th quarter 2016

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	Since Inception*
Institutional Class shares — Before Taxes	5.22%	3.17%	3.66%
Institutional Class shares — After Taxes on Distributions	5.20%	3.14%	3.63%
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares	4.38%	3.16%	3.55%
Class A shares — Before Taxes	2.31%	2.40%	3.01%
S&P Municipal Bond Short Intermediate Index (reflects no deduction for fees, expenses or taxes)	4.73%	2.17%	2.13%
30% Bloomberg Barclays 1-10 Year Municipal Bond Index/70% Bloomberg Barclays 1-10 Year Municipal High Yield Index (reflects no deduction for fees, expenses or taxes)	6.87%	2.98%	2.97%
Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index (reflects no deduction for fees, expenses or taxes)	10.68%	5.93%	5.13%

* Class A and Institutional Class inception date is 5/31/2013.  All index since inception returns reflect the inception date of the Institutional Class.

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Short Duration High Yield Municipal Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Jonathan Mondillo	Head of Municipals	2013*
Lesya Paisley, CFA®	Investment Director	2018
Mark Taylor	Investment Director	2013*

*Includes service with unaffiliated investment adviser to Predecessor Fund.

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen International Real Estate Equity Fund

Aberdeen International Real Estate Equity Fund

Objective

The Aberdeen International Real Estate Equity Fund (the “International Real Estate Equity Fund” or the “Fund”) seeks long-term capital growth. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Real Estate Equity Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.41%		0.41%
Total Annual Fund Operating Expenses	1.66%		1.41%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.03%		0.03%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.63%		1.38%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.62% for Class A shares and 1.37% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2021. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Real Estate Equity  Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$731	$1,066	$1,423	$2,425
Institutional Class shares	$140	$443	$768	$1,688

Portfolio Turnover

The International Real Estate Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 60.73% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Real Estate Equity Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of non-U.S. issuers located in at least three countries (excluding the United States) which are (i) principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with a majority of real estate holdings, such as hotel and entertainment companies.  “Principally engaged” in the real estate industry or in real estate financing means that a majority of a company’s revenues are derived from the real estate industry or from real estate financing, respectively, or that the company is classified as a “real estate” company under the S&P’s Global Industry Classification Standard (GICS). To “control” real estate assets means to own such assets.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

The International Real Estate Equity Fund pursues a flexible strategy of investing in companies throughout the world. However, the International Real Estate Equity Fund gives particular consideration to investments in Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, China, India and Brazil. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. A Fund’s investments in foreign securities may include the securities of issuers in emerging markets.

The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it is permitted to invest.  The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in companies of any market capitalization.

In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties owned or operated by the companies or below the valuations of comparable companies. The Adviser also considers other company fundamentals and the strength of a company’s management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of the Fund, the Adviser considers and evaluates ESG factors as part of the investment research process and this analysis forms an integral component of the Adviser’s investment analysis for all companies. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

Principal Risks

The International Real Estate Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the International Real Estate Equity Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The Class A shares of the Fund were not issued prior to December 30, 2011. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. The table compares the Fund’s average annual total returns to the returns of the MSCI EAFE Index (Net Dividends), a broad-based securities index, the MSCI EAFE Index (Gross Dividends) and FTSE EPRA/NAREIT® Global ex-U.S. Index (Net Dividends). Effective February 28, 2020, the MSCI EAFE Index (Net Dividends) replaced the MSCI EAFE Index (Gross Dividends) as the Fund’s primary benchmark. The change from a gross to a net dividend benchmark is in line with industry practice and is more appropriate for the Fund as it is calculated net of withholding taxes, to which the Fund is generally subject. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund  as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 24.23% - 3rd quarter 2010

Lowest Return: -28.00% - 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years	Since Inception
Class A shares — Before Taxes	20.11%	3.46%	N/A	4.88	%*
Institutional Class shares — Before Taxes	27.69%	4.94%	2.84%	4.96	%**
Institutional Class shares — After Taxes on Distributions	21.82%	2.89%	1.65%	4.25	%**
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares	16.32%	2.89%	1.70%	3.99	%**
MSCI EAFE Index (Net Dividends) (reflects no deduction for fees or expenses)	22.01	5.67%	5.50%	4.00	%**
MSCI EAFE Index (Gross Dividends) (reflects no deduction for fees, expenses or taxes)	22.66%	6.18%	6.00%	5.08	%**
FTSE EPRA/NAREIT® Global ex-U.S. Index (Net Dividends) (reflects no deduction for fees or expenses)	22.29%	6.65%	6.67%	N/A	***

*  Class A inception date is 12/30/2011

**Institutional Class inception date is 2/1/1989.  Index since inception returns reflect the inception date of the Institutional Class.

*** Returns are not available for the FTSE EPRA/NAREIT® Global ex-U.S. Index for this period.

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the International Real Estate Equity Fund’s investment adviser and Aberdeen Asset Managers Limited serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Svitlana Gubriy	Head of Global REIT Funds	2018
Jon Stewart CFA®	Fund Manager	2018
Toshio Tangiku	REIT Analyst	2018

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Realty Income & Growth Fund

Aberdeen Realty Income & Growth Fund

Objective

The Aberdeen Realty Income & Growth Fund (the “Realty Income & Growth Fund” or the “Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Realty Income & Growth Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00	%(1)	None
Small Account Fee(2)	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		None
Other Expenses	0.46%		0.39%
Total Annual Fund Operating Expenses	1.71%		1.39%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.43%		0.36%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.28%		1.03%

(1)         Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 1.25% for Class A shares and 1.00% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2021. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Realty Income & Growth Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$698	$1,043	$1,412	$2,444
Institutional Class shares	$105	$405	$726	$1,637

Portfolio Turnover

The Realty Income & Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20.70% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Realty Income & Growth Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with a majority of real estate holdings, such as hotel and entertainment companies. “Principally engaged” in the real estate industry or in real estate financing means that a majority of a company’s revenues are derived from the real estate industry or from real estate financing, respectively, or that the company is classified as a “real estate” company under the Standard & Poor’s Global Industry Classification System (GICS). To “control” real estate assets means to own such assets.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

In addition to common stocks and REITs, securities in which the Fund may invest include preferred stocks and rights and warrants.

The Fund may invest up to 35% of its net assets in foreign securities. The Fund may invest in companies of any market capitalization. The Fund may borrow up to 10% of its total assets for investment purposes.

In managing the assets of the Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. In selecting investments, an important focus of the Adviser is to identify investment opportunities where dividends are well supported by the underlying assets and earnings of a company.

In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. The Adviser also emphasizes investments in the equity securities of companies which it believes have the potential to growth their earnings at faster than normal rates and thus offer the potential for higher dividends and growth in the future. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy o the Fund, the Adviser considers and evaluates ESG factors as part of the investment research process and this analysis forms an integral component of the Adviser’s investment analysis for all companies.

The Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds.

Principal Risks

The Realty Income & Growth Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Dividend Strategy Risk — There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

Foreign Currency Exposure Risk —The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk —Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Management Risk — The Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Mid-Cap Securities Risk — Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

Non-Diversified Fund Risk — The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain

REITs charge management fees, which may result in layering the management fee paid by the fund.

Small-Cap Securities Risk — Securities of smaller  companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Realty Income & Growth Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year. The Class A shares of the Fund were not issued prior to December 30, 2011. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as an index that reflects the market sectors in which the Fund invests.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund  as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. and Aberdeen Asset Managers Limited began advising and sub-advising, respectively, the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 17.03% - 1st quarter 2019

Lowest Return: -17.03% - 3rd quarter 2011

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years	Since Inception
Class A shares — Before Taxes	20.10%	6.07%	N/A	9.84	%*
Institutional Class shares — Before Taxes	27.74%	7.60%	12.37%	10.81	%**
Institutional Class shares — After Taxes on Distributions	21.90%	3.65%	9.45%	8.21	%**
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares	18.83%	4.97%	9.26%	8.13	%**
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	31.49%	11.70%	13.56%	6.67	%**
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)	25.84%	7.03%	11.93%	10.45	%**

* Class A inception date is 12/30/2011

** Institutional Class inception date is 12/29/1998.  All index since inception returns reflect the inception date of the Institutional Class.

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Realty Income & Growth Fund’s investment adviser and Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Jay Carlington, CFA®	REIT Analyst	2018
Svitlana Gubriy	Head of Global REIT Funds	2018
Bill Pekowitz	REIT Analyst / Portfolio Manager	2018

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund’s dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Summary — Aberdeen Ultra Short Municipal Income Fund

Aberdeen Ultra Short Municipal Income Fund

Objective

The Aberdeen Ultra Short Municipal Income Fund (the “Ultra Short Municipal Income Fund” or the “Fund”) seeks high after-tax current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Ultra Short Municipal Income Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the “Reduction and Waiver of Class A and Class A1 Sales Charges,” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190 and 255 of the Fund’s prospectus, respectively, and in the “Additional Information on Purchases and Sales — Waiver of Class A and Class A1 Sales Charges” and “Reduction of Sales Charges” sections on pages 179 and 180 of the Fund’s Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class A1 Shares		Institutional Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	0.50%	0.50%		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	0.25	%(1)	None
Small Account Fee(2)	$20	$20		$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%		0.50%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%		None
Other Expenses	0.20%	0.20%		0.22%
Total Annual Fund Operating Expenses	0.95%	0.95%		0.72%
Less: Amount of Fee Limitations/Expense Reimbursements(3)	0.25%	0.25%		0.27%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	0.70%	0.70%		0.45%

(1)         Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(2)         Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses.

(3)         Aberdeen Funds (the “Trust”) and Aberdeen Standard Investments Inc. (the “Adviser”) have entered into a written contract limiting operating expenses to 0.70% for Class A and Class A1 shares and 0.45% for Institutional Class shares. This contractual limitation may not be terminated without the approval of the Independent Trustees before February 28, 2021. This limit includes Rule 12b-1 Fees, but excludes certain expenses, including any interest, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Ultra Short Municipal Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$121	$326	$549	$1,188
Class A1 shares	$121	$326	$549	$1,188
Institutional Class shares	$46	$203	$374	$869

Portfolio Turnover

The Ultra Short Municipal Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 231.49% of the average value of its portfolio.

Principal Strategies

The Ultra Short Municipal Income Fund invests its assets in a combination of tax-exempt obligations and taxable debt obligations. As a fundamental policy, under normal circumstances the Fund invests at least 80% of its net assets in tax-exempt obligations. Net assets include the amounts of any borrowings for investment purposes.  Tax-exempt obligations include municipal obligations that pay interest that is free from U.S. federal income tax (other than federal alternative minimum tax (“AMT”)). In addition, the Fund may invest in taxable debt obligations, including, but not limited to, obligations, mortgage-related and asset-backed securities and money market instruments.

In managing the Fund’s investments, the Adviser seeks to capitalize on fundamental and technical opportunities in the debt obligations markets to enhance return. The obligations in which the Fund invests may be of any maturity, but under normal market conditions, it is expected that the Fund’s average portfolio maturity, at the time of investment, will be two years or less. Under normal market conditions, the Fund will generally maintain an investment portfolio with a weighted average effective duration of less than one year.

The obligations in which the Fund invests must, at the time of investment, be rated investment grade, as determined by the various rating agencies, or if unrated, of comparable quality as determined by the Adviser. When the Adviser determines that an obligation is in a specific category, the Adviser will use the highest rating assigned to the obligation by any nationally recognized statistical rating organization. In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

The Fund is permitted to invest in tender option bonds. Tender option bonds are created when a holder deposits tax-exempt or other bonds into a special purpose trust (“TOB trust”). The TOB trust issues two types of securities: floating rate notes (“floaters” or “TOBs”) and a residual security junior to the floaters (“inverse floaters”). The Fund does not currently intend to deposit bonds into a TOB trust or invest in inverse floaters, but may invest in floaters issued by TOB trusts.

In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest and seeks to enhance performance and manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decision to purchase and sell securities for the Fund.  The Adviser examines the material risks of an investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG (Environmental, Social and Governance) risks. ESG considerations are fully integrated across all asset classes. Although ESG investing is not a principal strategy of the Fund, the Adviser considers and assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer. The Adviser also considers economic factors to develop strategic forecasts as to the direction of interest rates which are then used to establish the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 100% on an annual basis.

Principal Risks

The Ultra Short Municipal Income Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments — and therefore, the value of Fund shares — may fluctuate. The following is a list of the principal risks of investing in the Fund. The order of the below risk factors does not indicate the significance of any particular risk factor.

Cybersecurity Risk - Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Fixed Income Securities Risk - Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

Interest Rate Risk — The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon.  A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Management Risk - The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk - Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which the Fund invests.

Municipal Securities Risk - Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk - A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk - The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, the Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk - From time to time the Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

Portfolio Turnover Risk - The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.  It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Tender Option Bonds Risk - Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

Valuation Risk - The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Variable and Floating Rate Securities Risk - For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Yield Risk - The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

If the value of the Fund’s investments decreases, you may lose money.

For additional information regarding the above identified risks, see “Fund Details: Additional Information about Investments, Investment Techniques and Risks” in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Ultra Short Municipal Income Fund. The bar chart shows how the Fund’s annual total returns for Institutional Class shares have varied from year to year.  The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund’s performance over time with those of the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index, a broad-based securities index.  Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit https://www.aberdeenstandard.com/en-us/us/investor/fund-centre or call 866-667-9231.

The returns presented for the Fund for periods prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”), which was a registered investment company. The Fund adopted the performance of the Predecessor Fund  as the result of a reorganization that occurred as of the close of business on May 4, 2018, in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes of the Fund.

Aberdeen Standard Investments Inc. began advising the Fund immediately following the closing of the reorganization. Performance prior to this date reflects the performance of an unaffiliated investment adviser.

Class A1 returns prior to the commencement of operations of Class A1 (inception date: February 28, 2019) are based on the previous performance of the Fund’s Class A shares (inception date 3/30/2004). Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.  Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Institutional Class Shares (Years Ended Dec. 31)

Highest Return: 0.57% - 2nd quarter 2011

Lowest Return: 0.03% - 3rd quarter 2013

After-tax returns are shown in the following table for Institutional Class shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2019

	1 Year	5 Years	10 Years
Class A shares — Before Taxes	0.76%	0.65%	0.69%
Class A1 shares — Before Taxes	0.76%	0.65%	0.69%
Institutional Class shares — Before Taxes	1.41%	1.00%	0.99%
Institutional Class shares — After Taxes on Distributions	1.41%	1.00%	0.99%
Institutional Class shares — After Taxes on Distributions and Sale of Fund Shares(1)	1.41%	1.00%	1.00%
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index (reflects no deduction for fees, expenses or taxes)	2.46%	1.20%	1.10%

(1)         Returns after taxes on distributions and sale of fund shares are higher than returns before taxes for certain periods shown because they reflect the tax benefit of capital losses realized on the redemption of fund shares.

Investment Adviser

Aberdeen Standard Investments Inc. (the “Adviser”) serves as the Ultra Short Municipal Income Fund’s investment adviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Jonathan Mondillo	Head of Municipals	2015*
Lesya Paisley, CFA®	Investment Director	2018
Mark Taylor	Investment Director	2016*

*Includes service with unaffiliated investment adviser to Predecessor Fund

Purchase and Sale of Fund Shares

The Fund’s minimum investment requirements are as follows:

CLASS A and CLASS A1 SHARES

To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50

INSTITUTIONAL CLASS SHARES

To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the “Choosing a Share Class” section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open.  Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund intends to distribute dividends exempt from regular federal income tax and capital gains distributions; although, a portion of the Fund’s distributions may be subject to federal income tax or alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment.  Ask your financial advisor or visit your financial intermediary’s website for more information.

Fund Details

Additional Information about Principal Strategies

Aberdeen Focused U.S. Equity Fund, Aberdeen U.S. Small Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen International Equity Fund, Aberdeen Global Equity Fund, Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen Emerging Markets Fund, Aberdeen International Small Cap Fund and Aberdeen U.S. Mid Cap Equity Fund.  The Adviser employs a fundamental, bottom-up investment process, based on first-hand research and disciplined company evaluation. Securities are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the Adviser seeks to determine whether the company has good growth prospects and a balance sheet that supports expansion. The Adviser also evaluates matters of long term value by examining a spectrum of considerations such as governance and risk management, including those risks often referred to as environmental, social and governance factors (“ESG”). ESG analysis is fully integrated into investment decisions for all equity holdings. As such, although ESG investing is not a principal strategy of each of the Funds, the Adviser considers and evaluates ESG factors as part of the investment analysis process and this analysis forms an integral component of the Adviser’s quality rating for all companies. In the price filter, the Adviser assesses the value of a company by reference to financial ratios, and estimates the value of the company relative to its market price and the valuations of other potential investments. The Adviser may sell a security when it perceives that a company’s business direction or growth potential has changed or the company’s valuations no longer offer attractive relative value.

Aberdeen GARS® Fund.  With respect to the GARS® Fund, the Adviser employs a “global multi-asset strategy” and seeks to achieve the Fund’s investment objective of long-term total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. It aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk-adjusted absolute return, by investing in listed equity, equity-related and debt securities, and derivatives or other instruments, both for investment and hedging purposes.

The Fund’s investment strategies are managed dynamically over time, and will be actively modified and new strategies developed in response to additional research, changing market conditions or other factors. The Fund seeks to deliver returns commensurate with reasonable levels of risk and tangible diversification benefits, while having both sufficient liquidity and capacity.

Aberdeen Intermediate Municipal Income Fund.  The Adviser employs a fundamental, bottom-up investment process, which relies on proprietary in-depth research as the basis for individual security selection. The Adviser performs an analysis focusing on the issuer’s underlying credit soundness and ultimately its ability to service its debt. Additionally, the Fund’s investment team has access to the firm’s broader North American team of industry specialists to provide added insight into such aspects as competitive landscape, industry dynamics, and regulatory environment, among others. The Adviser further considers municipal bond structure, covenant analysis, and the legislative and political environment as it applies to each individual security. The Adviser then factors these fundamental and structural inputs to ascertain value and to identify mispriced securities. The overall objective of the Adviser is to add value through the selection of securities that the Adviser believes are trading at a price below what we consider the securities to be worth. The Adviser may sell a security if it no longer meets its investment criteria or offers an attractive relative value.

Aberdeen Emerging Markets Debt Fund.  A fundamental top-down analysis is the foundation of the Adviser’s investment process for the Fund. The Adviser follows a disciplined investment process that applies fundamental research into investment recommendations, portfolio construction, and risk management. The Adviser examines the material risks of each investment across a spectrum of considerations including financial metrics, regional and national conditions, industry specific factors and ESG risks.  The Adviser assesses how these issues are managed and mitigated as well as the opportunities they might create for the issuer.

Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund.  The Adviser uses a fund-of-funds approach categorized by first-hand due diligence that includes detailed evaluation of investment vehicles and their investment managers, in order to determine their suitability to provide exposure to a chosen asset class.  On-going due diligence is a key element of the Adviser’s process and includes monitoring factors such as consistent adherence to the investment process, style drift, strategy capacity and the manager’s commitment to the fund, along with exogenous factors such as market conditions. The Adviser develops its strategic asset class allocation views across a broad range of asset classes based on its analysis of global financial markets and macro-economic conditions.

The Diversified Income Fund allocates its assets among a wide range of asset classes to capture income from a variety of sources. The types of asset classes utilized may include, but are not necessarily limited to, U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds), preferred securities, floating rate loans and real estate.  Asset classes are selected primarily based on their income-generating potential, without regard to the source of income, although diversification benefits and potential for capital appreciation may also be considered.

The Dynamic Allocation Fund allocates its assets among a wide range of asset classes to capture return from a variety of sources. The types of asset classes utilized may include, but are not necessarily limited to, U.S. and international equities (including emerging market equities), U.S. and international bonds (including emerging market bonds) and real estate.  Asset classes are selected primarily based on their diversification benefits and potential for capital appreciation.

Aberdeen Diversified Alternatives Fund.  The Adviser uses a fund-of-funds approach categorized by first-hand due diligence that includes detailed evaluation of investment vehicles and their investment managers, in order to determine their suitability to provide exposure to a chosen asset class.  On-going due diligence is a key element of the Adviser’s process and includes monitoring factors such as consistent adherence to the investment process, style drift, strategy capacity and the manager’s commitment to the fund, along with exogenous factors such as market conditions as well as exposure to risks and potential opportunities arising at the manager firm or fund level from ESG issues. The Adviser develops its strategic asset class allocation views across a broad range of asset classes based on its analysis of global financial markets and macro-economic conditions.

The Diversified Alternatives Fund allocates its assets among a variety of non-traditional or alternative asset classes to capture diversifying returns from these non-traditional or alternative sources. The Fund’s exposures may include, but are not necessarily limited to, industry sector equity strategies, long-short strategies, foreign currency trading strategies, floating rate bank loans, emerging market equities, emerging market bonds, managed futures strategies, real estate investment trusts (“REITs”) and other non-core investments.  The Fund seeks to provide a return that has lower volatility than traditional core asset classes (i.e., U.S. large cap equity and investment grade bonds) by combining several non-traditional or alternative asset class exposures in measured amounts.

Split Ratings.  In the event that a security receives different ratings from different NRSROs, unless specific disclosure in the Fund’s summary provides otherwise, the Adviser treats the security as being rated in the lowest rating category received from an NRSRO.  To the extent that a Fund invests primarily in below investment-grade securities, this could result in such a Fund holding a portion of its assets in securities that have received an investment-grade rating from one or more NRSROs.

Investment Objectives.  The investment objective(s) of each the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund and Realty Income & Growth Fund are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund. The investment objective of each of the other Funds is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Derivatives.  To the extent that a Fund invests in derivatives with an underlying asset with economic characteristics similar to the investments included in the investment policies described under “Principal Strategies” of such Fund’s “Summary” section above, the market value or notional value of such derivative, depending on the exposure provided by the type of derivative, would be included to meet the applicable investment policy, except for 80% policies required by Rule 35d-1 with respect to which market value would be included.

80% Investment Policy.  If the Focused U.S. Equity Fund, U.S. Small Cap Equity Fund, China A Fund, International Equity Fund, Global Equity Fund, Asia-Pacific Equity Fund, Emerging Markets Fund, Emerging Markets Debt Fund, International Small Cap Fund, U.S. Multi-Cap Equity Fund, U.S. Mid Cap Equity Fund, Global Infrastructure Fund, International Real Estate Equity Fund, and Realty Income & Growth Fund changes its 80% investment policy it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Fund.

Additional Information about Investments, Investment Techniques and Risks (except for the Funds-of-Funds and Underlying Funds)

The principal investments and principal risks of each Fund are disclosed in each Fund’s Summary section.  The table below and the paragraphs that follow provide more information about the principal investments and techniques that each Fund may use and the related risks. A check mark (“✓“) indicates a principal risk to which a Fund is subject. With respect to the Diversified Income Fund, Dynamic Allocation Fund and Diversified Alternatives Fund (the “Funds-of-Funds”), which are not reflected in the table, see “Additional Information about Investments, Investment Techniques and Risks of the Funds-of-Funds” and “Additional Information about Investments, Investment Techniques and Risks of the Underlying Funds” further below.

The absence of a check mark for a Fund with respect to a particular risk does not indicate that such Fund is not exposed to such risk at all, but only that it is not a principal risk. The Statement of Additional Information contains information about additional investments in which each Fund may invest to a lesser degree and additional risks to which each Fund may be subject. The order of the below investments, investment techniques and risks does not indicate their significance.

	Asia-Pacific Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Concentration Risk					✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓	✓
Emerging Markets Risk	✓	✓	✓	✓	✓	✓	✓
Equity-Linked Notes		✓
Equity Securities Risk	✓	✓	✓	✓	✓	✓	✓
Exchange-Traded Fund Risk		✓
Foreign Currency Exposure Risk	✓	✓	✓	✓	✓	✓	✓
Foreign Securities Risk	✓	✓	✓	✓	✓	✓	✓
Illiquid Securities Risk		✓
Impact of Large Redemptions and Purchases of Fund Shares					✓

	Asia-Pacific Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Infrastructure-Related Investment Risk					✓
Issuer Risk	✓	✓	✓	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓
Mid-Cap Securities Risk	✓	✓	✓	✓	✓	✓
Sector Risk	✓	✓	✓	✓	✓	✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓
Small-Cap Securities Risk	✓	✓	✓	✓	✓	✓	✓
Temporary Investments	✓	✓	✓	✓	✓	✓	✓
Valuation Risk	✓	✓	✓	✓	✓	✓	✓

	Dynamic Dividend Fund	Focused U.S. Equity Fund	U.S. Mid Cap Equity Fund	U.S. Multi-Cap Equity Fund	U.S. Small Cap Equity Fund
Cybersecurity Risk	✓	✓	✓	✓	✓
Dividend Strategy Risk	✓
Emerging Markets Risk	✓
Equity Securities Risk	✓	✓	✓	✓	✓
Focus Risk		✓
Foreign Currency Exposure Risk	✓	✓	✓	✓	✓
Foreign Securities Risk	✓	✓	✓	✓	✓
Impact of Large Redemptions and Purchases of Fund Shares
Issuer Risk	✓	✓	✓	✓	✓
Management Risk	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓
Mid-Cap Securities Risk	✓	✓	✓	✓
Portfolio Turnover Risk	✓
Qualified Dividend Tax Risk	✓
Sector Risk	✓	✓	✓	✓	✓
Securities Lending		✓	✓	✓	✓
Small-Cap Securities Risk	✓	✓	✓	✓	✓

	Dynamic Dividend Fund	Focused U.S. Equity Fund	U.S. Mid Cap Equity Fund	U.S. Multi-Cap Equity Fund	U.S. Small Cap Equity Fund
Temporary Investments	✓	✓	✓	✓	✓
Valuation Risk	✓	✓	✓	✓	✓

	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Absolute Return Strategy Risk		✓
Concentration Risk						✓	✓
Credit Default Swap Risk		✓
Cybersecurity Risk	✓	✓	✓	✓	✓	✓	✓
Derivatives Risk (including Options, Futures and Swaps)	✓	✓
Dividend Strategy Risk							✓
Emerging Markets Risk	✓	✓				✓
Equity Securities Risk		✓				✓	✓
Fixed Income Securities Risk	✓	✓	✓	✓	✓
Foreign Currency Exposure Risk	✓	✓				✓	✓
Foreign Securities Risk	✓	✓				✓	✓
High-Yield Bonds and Other Lower-Rated Securities Risk	✓	✓	✓	✓
Illiquid Securities Risk	✓
Impact of Large Redemptions and Purchases of Fund Shares	✓			✓		✓

	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Interest Rate Risk	✓	✓	✓	✓	✓
Investment-Grade Debt Securities	✓	✓	✓	✓	✓
Issuer Risk	✓	✓				✓	✓
Management Risk	✓	✓	✓	✓	✓	✓	✓
Market Risk	✓	✓	✓	✓	✓	✓	✓
Mid-Cap Securities Risk						✓	✓
Municipal Securities Risk			✓	✓	✓
Non-Diversified Fund Risk	✓						✓
Non-Hedging Foreign Currency Trading Risk	✓	✓
Portfolio Turnover Risk				✓	✓
Private Placements and Other Restricted Securities Risk	✓			✓
Puerto Rico and U.S. Territories Risk				✓
REIT and Real Estate Risk						✓	✓
Sector Risk	✓	✓				✓	✓
Securities Lending	✓	✓	✓	✓	✓	✓	✓
Small-Cap Securities Risk						✓	✓

	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Sovereign Debt Risk	✓	✓
Temporary Investments	✓	✓	✓	✓	✓	✓	✓
Tender Option Bonds Risk			✓	✓	✓
Tobacco Related Bonds Risk				✓
U.S. Government Securities Risk		✓
Valuation Risk	✓	✓	✓	✓	✓	✓	✓
Variable and Floating Rate Securities Risk			✓		✓
Yield Risk					✓

Absolute Return Strategy Risk - Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund’s assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the Fund’s objective will be achieved.

Concentration Risk — A Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment to the extent that its investments are concentrated. A Fund’s concentration in these companies may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Credit Default Swap Risk — Certain Funds may buy or sell credit default swaps.  Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to a Fund. Credit default swaps may increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. The swap market could be disrupted or limited as a result of recent legislation, and these changes could adversely affect the Fund. As a seller in a credit default swap contract, the Fund pays the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. The Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives Risk — A Fund may invest in financial derivative instruments and/or utilize techniques and instruments for hedging and/or investment purposes, efficient portfolio management and/or to manage foreign exchange risks, or for other purposes, as set out below.  Derivatives are financial instruments, whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500® Index or the prime lending rate).

Derivatives include the purchase and sale of futures contracts, forward contracts, non-deliverable forwards, swaps (including credit default swaps), options (including options on futures and options on swaps), warrants and structured notes.

Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures and options on futures are exchange-traded contracts that enable a Fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate a Fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes. Futures contracts are traded through regulated exchanges and are “marked to market” daily.

Forward contracts are obligations to purchase or sell an asset or, most commonly, a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are the primary means of hedging currency exposure.

Options are instruments that provide a right to buy (call) or sell (put) a particular security or an index of securities at a fixed price within a certain time period. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. An option is out-of-the-money if the exercise price of the option is above, in the case of a call option, or below, in the case of a put option, the current price (or interest rate or yield for certain options) of the referenced security or instrument. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.

A non-deliverable forward is an outright forward or futures contract in which counterparties settle the difference between the contracted non-deliverable forward price or rate and the prevailing spot price or rate on an agreed notional amount. They are used in various markets such as foreign exchange and commodities. Non-deliverable forwards are prevalent in some countries where forward contract trading has been banned or constrained by the government.

A swap is an agreement between two parties to exchange the proceeds of certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. Interest rate swaps involve the exchange by a Fund with another party of its respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. A Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement.

Warrants are securities that give the holder the right, but not the obligation, to purchase securities from an issuer at a fixed price within a certain time frame. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period that can typically be exercised in the underlying instrument or settled in cash. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities. Structured notes are securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500® Index) and commodities.

Derivatives may be used for a wide variety of purposes, including, but not limited to, the following:

(i)	to manage a Fund’s interest rate, credit and currency exposure;

(ii)

as a substitute for taking a position in the underlying asset (where a Fund’s Adviser or Subadviser, as the case may be, believes that a derivative exposure to the underlying asset represents better value than a direct exposure);

(iii)	to gain an exposure to the composition and performance of a particular index; and

(iv)	to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

In addition to the use of financial derivatives instruments, a Fund may also employ other techniques for efficient portfolio management, such as reverse repurchase transactions.

Without limiting the generality of the foregoing, a Fund’s Adviser or Subadviser may alter the currency exposure of the Fund, solely through the use of derivative contracts (without buying or selling underlying transferable securities or currencies).  The base currency of each Fund is U.S. Dollars.  Performance may be strongly influenced by movements in currency rates because a Fund may have exposure to a particular currency that is different from the value of the securities denominated in that currency held by the Fund.  Furthermore, a Fund’s portfolio may be fully or partially hedged back to the base currency if, in the opinion of the Fund’s adviser or sub-adviser, this is believed to be appropriate.

Derivatives are speculative and may hurt a Fund’s performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make a Fund harder to value, especially in declining markets;

•                  a Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, a Fund’s potential loss is the net amount of payments the Fund is contractually entitled to receive for one payment period (if any, the Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. A Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that the Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. A Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it. The standard industry swap agreements do, however, permit the Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Fund.

Regulatory Risk — Legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, calls for the regulation of the derivatives markets.  The full extent and impact of the regulation are not yet known and may not be known for some time.  The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021.  In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the Funds. If the proposed rule takes effect, it could limit the ability of a Fund to invest in derivatives.

Dividend Strategy Risk — There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject a Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose a Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. A Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

Equity-Linked Notes — The China A Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked security(ies). If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies). Equity-linked notes involve further risks associated with:

•                       purchases and sales of notes, including the possibility that exchange rate fluctuations may negatively affect the value of a note and

•                       the credit quality of the note’s issuer.

Equity-linked notes are frequently secured by collateral. If an issuer defaults, the Fund would look to any underlying collateral to recover its losses. Ratings of issuers of equity-linked notes refer only to the issuer’s creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Equity Securities Risk — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests. Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

Exchange-Traded Fund Risk —To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Fixed Income Securities Risk — Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI. Fixed income securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity.

Fixed income securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

Call and Redemption Risk. Some bonds allow the issuer to call a bond for redemption before it matures. If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other less favorable features.

Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and/or interest payments when due and is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, or the market’s perception of an issuer’s creditworthiness may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

The credit quality and liquidity of the Fund’s investments in municipal obligations, if any, and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to the Fund and affect its share price.

Extension Risk. Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Inflation Risk. Inflation risk is the risk that prices of existing fixed-rate debt securities will decline due to inflation or the threat of inflation.  The income produced by these securities is worth less when prices for goods and services rise.  To compensate for this loss of purchasing power, the securities trade at lower prices.  Inflation also reduces the purchasing power of any income you receive from the Fund.

Interest Rate Risk. Interest rates have an effect on the value of the Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of the Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration. A Fund with a shorter duration will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations.

A Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Prepayment Risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities.  If the Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Fund may not recover the premium, resulting in a capital loss.

Focus Risk — To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Currency Exposure Risk — Funds that invest in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. These risks may impact a Fund more greatly to the extent the Fund does not hedge its currency risk. To manage currency risk, a Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. Not all Funds hedge currency risk.  In addition, the Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, the Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase a Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of a Fund’s hedge. Certain Funds may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which a Fund’s holdings are denominated (see “Non-Hedging Foreign Currency Trading Risk” for more detail). Losses on such transactions may not be offset by gains from other Fund assets.

A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains at the Fund level and its distributions to shareholders. A Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

To the extent a foreign government limits or causes delays in the convertibility or repatriation of its currency, this will adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Such actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.

Foreign Securities Risk — The Funds use various criteria to determine which country is deemed to have issued the securities in which the Funds invest. Because issuers often have activities and operations in several different countries, an issuer could be considered a non-U.S. issuer even though changes in the value of its securities held by a Fund are significantly impacted by its U.S. activities.  Similarly, an issuer could be classified as a U.S. issuer even when the changes in the value of the issuer’s securities held by a Fund are significantly impacted by non-U.S. activities.  Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments involve some of the following risks as well:

•                       political and economic instability;

•                       the impact of currency exchange rate fluctuations;

•                       reduced information about issuers;

•                       higher transaction costs;

•                       less stringent regulatory and accounting standards; and

•                       delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which a Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.  The risks of investing in foreign securities are increased in connection with investments in emerging markets.  See “Emerging Markets Risk” above.

Asian Risk. Certain Funds may invest their assets in Asian securities, and those Funds may be subject to general economic and political conditions in Asia. Certain Funds may invest a significant portion of their assets in Asian securities, and those Funds may be more volatile than a fund which is broadly diversified geographically. The Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Many Asian countries can be characterized as emerging markets or newly industrialized and tend to experience more volatile economic cycles than developed countries and are subject to the risks described above under “Emerging Markets Risk”. Many countries in Asia have historically experienced political uncertainty, corruption, military intervention, social unrest and natural disasters. A Fund that focuses its investments in Asia, or the Asia-Pacific region, may be more volatile than a fund which is broadly diversified geographically. Additional factors relating to Asia that an investor in a Fund should consider include the following:

•                  Investing in Asian companies could be adversely affected by major hostilities in the area. If a military conflict or the perception of such a conflict occurs, it could affect many aspects of the region’s economy, which may subject a Fund to increased volatility and substantial declines in value.

•                  Many Asian countries are dependent on the economies of the United States and Europe as key trading partners. Reduction in spending on products and services or changes in the U.S. or European economies or their relationships with countries in the region may cause an adverse impact on the regional economy, which may have a negative impact on a Fund’s investment portfolio and share price.

•                  Most of the securities markets of Asia have substantially less volume than markets in the U.S., and equity and debt securities of most companies in Asia are less liquid and more volatile than equity and debt securities of U.S. companies of comparable size.

•                  Asia has historically depended on oil for most of its energy requirements. Almost all of its oil is imported. In the past, oil prices have had a major impact on the Asian economy.

•                  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunami), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.

For a more detailed analysis and explanation of the specific risks of investing in Asia, please see “Emerging Markets Securities - Asian Risk” in the SAI.

Asia-Pacific Region. The Asia-Pacific region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described above under “- Asian Risk.”

China Risk. In addition to the risks listed above under “Emerging Markets Risk,” “Foreign Securities Risk” and “ - Asian Risk,” investing in China presents additional risks. Concentrating investments in China and Hong Kong may make a Fund significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economies and securities markets of China or Hong Kong. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. Military conflicts, either in response to internal social unrest or conflicts with other countries, are an ever present consideration.

The adoption or continuation of protectionist trade policies by one or more countries (including the U.S.) could lead to decreased demand for Chinese products and have an adverse effect on the Chinese securities markets. In particular, the current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Chinese authorities may intervene in the China securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

Exposure to China may be gained through investments in securities that are economically tied to China or, in some cases, through direct investment in China securities (described below under “ — Direct China Securities”).  For a more detailed analysis and explanation of the specific risks of investing in China, please see “Emerging Markets Securities — Investing in China” in the SAI.

Direct China Securities. Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors.  ASIAL has been granted a qualified foreign institutional investor license and a renminbi qualified foreign institutional investor license, which allow ASIAL to invest in China Securities for its clients.  ASIAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”) under each license (the “Quotas”).  The provisions regarding such Quotas may be subject to change with little or notice given by SAFE. The Fund invests in China Securities directly, together with other ASIAL clients, subject to the Quotas granted to ASIAL.

The QFII Quota is measured by ASIAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota.  The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes.  SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, FX market supply and demand and international balance of payment position. Chinese authorities could change the regulations applicable to QFIIs at any time.

Where the Fund is invested through ASIAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from ASIAL’s RQFII Quota but net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. There is no certainty that additional regulatory restrictions will not be imposed on the repatriation of funds in the future.  The RQFII license and the RQFII Regulations governing investments by RQFIIs in China may be changed with little or no notice. The CSRC and SAFE have been given wide discretions in the RQFII Regulations and there is no precedent as to how these discretions might be exercised. At this stage of development, the RQFII Regulations may be subject to further revisions; there is no assurance whether such revisions will prejudice the RQFII, or whether ASIAL’s RQFII quota, which is subject to review from time to time by CSRC and SAFE, may be removed substantially or entirely. CSRC and/or SAFE may have power in the future to impose new restrictions or conditions on or terminate ASIAL’s RQFII license, which may adversely affect the Fund and its shareholders. It is not possible to predict how such changes would affect the Fund.

Although China’s laws permit the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder. The Fund has been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license holder. There is a risk that creditors of ASIAL may assert that ASIAL is the legal owner of the securities and other assets in the accounts.  Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to ASIAL as license holder, then creditors of ASIAL could seek payment from the China Securities held under the QFII Quota.  For more information, please see “Investing in China” in the SAI.

Stock Connect. In recent years, non-Chinese investors, including the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in Shanghai or other locations that have stock connect programs.

China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). Stock Connect is subject to a daily quota (the “Daily Quota”), which limits the maximum net purchases under Stock Connect each day and, as such, buy orders for China A Shares would be rejected once the Daily Quota is exceeded (although the Fund will be permitted to sell China A Shares regardless of the Daily Quota balance).  Further, Stock Connect, which relies on the connectivity of the Shanghai or Shenzhen markets with Hong Kong, is subject to operational risk and regulations that are relatively untested and subject to change.  If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of China A Shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance.  Additionally, investments through Stock Connect Programs are subject to various risks, including illiquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

China Interbank Bond Market.  To the extent permitted by their principal investment strategies, the Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Fund.  The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997 and was limited to domestic participants, but access to the market has since been expanded. Currently, more than 90% of PRC bond trading activity takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes.

Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and if a Fund transacts in the CIBM, it may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. To the extent that a Fund transacts in the CIBM, it may also be exposed to risks associated with settlement procedures and default of counterparties. The CIBM is also subject to regulatory risks. For more information, please see “Investing in China” in the SAI.

Japan Risk. The Japanese yen has shown volatility over the past two decades and such volatility could affect returns in the future. The yen may also be affected by currency volatility elsewhere in Asia. Depreciation of the yen, and any other currencies in which the Fund’s securities are denominated, will decrease the value of the Fund’s holdings.

Japan’s growth prospects appear to be dependent on its export capabilities. Japan’s neighbors, in particular China, have become increasingly important export markets. Despite a strengthening in the economic relationship between Japan and China, the countries’ political relationship has at times been strained in recent years. Should political tension increase, it could adversely affect the economy and destabilize the region as a whole. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy.  The natural disasters that have impacted Japan and the ongoing recovery efforts have had a negative effect on Japan’s economy.  Japan has an aging population and, as a result, Japan’s workforce is shrinking. Japan’s economy may suffer if this trend continues.

Latin American Risk. The economies in Latin America are considered emerging market economies and are subject to the risks listed above under “Emerging Markets Risk”. Investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Latin American countries may be subject to a greater degree of political, sovereign and economic instability and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Latin American region may lead to a lack of liquidity.  Specifically, most economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations. In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth. Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates and unemployment. In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.  As a result, a Fund heavily invested in Latin America may be more volatile than a fund which is broadly diversified geographically. For a more detailed analysis and explanation of the specific risks of investing in Latin America, please see “Emerging Markets Securities — Latin America” in the SAI.

Europe — Recent Events Risk. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom left the European Union (the “EU”) on January 31, 2020 (“Brexit”) subject to a transitional period ending December 31, 2020. During the transitional period although the United Kingdom will no longer be a member state of the EU it will remain subject to EU law and regulations as if it were still a member state. The United Kingdom and the EU are to negotiate the terms of their future trading relationship during the transitional period. Accordingly the terms of such trading relationship remain uncertain.  The outcome of such negotiations may give rise to significant uncertainties and instability in the financial markets as the United Kingdom negotiates the terms of its future relationship with the EU. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Funds have exposure and any other assets that the Funds invest in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the United Kingdom and Europe, but possibly worldwide. The United Kingdom may be less stable than it has been in recent years, and investments in the United Kingdom may be difficult to value, or subject to greater or more frequent rises and falls in value. One or more other countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

High-Yield Bonds and Other Lower-Rated Securities Risk — A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  A Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

A Fund may incur expenses to the extent necessary to seek recovery upon issuer default or to negotiate new terms with a defaulting issuer.

Illiquid Securities Risk — Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.

A Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. A Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, a Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. To meet redemption requests, a Fund may be forced to sell securities at an unfavorable time and conditions.

Securities that lack liquidity may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Infrastructure-Related Investment — Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the level of government spending on infrastructure projects, and other factors. The stock prices of transportation companies may be affected by supply and demand for their specific product, government regulation, world events and economic conditions. The profitability of energy companies is related to worldwide energy prices, exploration, and production spending. Utilities companies face intense competition, which may have an adverse effect on their profit margins, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

Interest Rate Risk — Interest rates have an effect on the value of a Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of a Fund’s securities, the more sensitive the Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Investment-Grade Debt Securities — Investment-grade debt securities are debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by S&P or Moody’s rating services, and unrated securities of comparable quality. If a Fund invests, at the time of purchase, in a security that is investment-grade, it is possible that such security may be downgraded after its purchase so that it is no longer investment-grade.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.

Land-Secured or “Dirt” Bonds Risk — These special assessment or special tax bonds are issued to promote residential, commercial or industrial growth and redevelopment. They are exposed to real estate development-related risks. The bonds could default if the developments fail to progress as anticipated or if taxpayers fail to pay the assessments, fees and taxes specified in the financing plans for a project.

Management Risk — Each Fund is subject to the risk that the Adviser or Subadviser may make poor security selections. The Adviser, Subadviser and their portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser or the Subadviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect a Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that a Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, a Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, a Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                       corporate earnings;

•                       production;

•                       management;

•                       sales; and

•                       market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.  In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  More recently, the Federal Reserve has terminated certain of its market support activities.  The withdrawal of Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Adviser.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following the UK’s exit from the European Union (“EU”) (“Brexit”) on January 31, 2020 have yet to provide clarity on what the outcome will be for the UK or Europe.All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK’s “on-shoring” of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law.

Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and as the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds. Standard Life Aberdeen plc has detailed contingency plan in place to seek to manage the consequences of Brexit on the Funds and to avoid the effect of any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Funds will not be adversely impacted by Brexit despite these preparations.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Municipal Securities Risk — Municipal securities are subject to various risks, including the inability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Additional risks include:

Municipal Bond Tax Risk — Investments in municipal securities rely on the opinion of the issuer’s bond counsel that the interest paid on those securities will not be subject to federal income tax. Tax opinions are generally provided at the time the municipal security is initially issued. However, after a Fund buys a security, the Internal Revenue Service may determine that a bond issued as tax-exempt should in fact be taxable, and a Fund’s dividends with respect to that bond might be subject to federal income tax. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from a Fund by increasing taxes on that income. In such event, the net asset value of a Fund investing in municipal bonds could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of a Fund’s shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, a Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Municipal Market Volatility and Illiquidity Risk — The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds at the prices without the sale significantly changing the market value of the bonds. If a Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk — While the Funds do not invest more than 25% of their total assets in a single industry, certain types of municipal securities (such as general obligation, general appropriation, special assessment and special tax bonds) are not considered a part of any “industry” for purposes of this industry concentration policy. Therefore, a Fund may invest more than 25% of its total assets in these types of municipal securities. These types of municipal securities may finance, or pay interest from the revenues of, projects that tend to be impacted in the same way by economic, business or political developments which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its principal back from the investment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, municipal notes may not be fully repaid and the Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

Non-Diversified Fund Risk — Certain Funds are subject to non-diversified fund risk because they may invest a greater percentage of their total assets in the securities of a single issuer compared to diversified funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s performance.

Non-Hedging Foreign Currency Trading Risk — Certain Funds may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

Portfolio Turnover Risk— A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of a Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs for the Fund. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Private Placements and Other Restricted Securities Risk — Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act of 1933 (“1933 Act”), such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Puerto Rico and U.S. Territories Risk — Certain Funds may invest in the municipal securities of U.S. territories, including Puerto Rican municipal securities. To the extent that a Fund invests in Puerto Rican municipal securities, events in Puerto Rico are likely to affect such a Fund’s investments and its performance. These events may include economic or political policy changes, tax base erosion, territory constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to Puerto Rico’s municipal issuers. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

In the past several years, securities issued by Puerto Rico and its agencies and instrumentalities have been subject to multiple credit downgrades as a result of Puerto Rico’s ongoing fiscal challenges, growing debt obligations and uncertainty about its ability to make full repayment on these obligations. More recently, certain issuers of Puerto Rican municipal securities have filed for bankruptcy or failed to make payments on obligations that have come due, and additional missed payments or defaults may be likely to occur in the future. Such developments could adversely impact the Fund’s performance. The outcome of any debt restructuring, both within and outside bankruptcy proceedings, and any potential future restructuring is uncertain, and could adversely affect the Fund.  Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s investments and its performance.

Qualified Dividend Tax Risk  — With respect to the Dynamic Dividend Fund, no assurance can be given as to what percentage of the distributions paid on shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.

REIT and Real Estate Risk — Investment in REITs and securities of companies in the real estate industry involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risk factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants,

particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, a Fund’s investment performance may be adversely affected.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that a Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on its investment in such company. See “REITS” below.

Financing Issues. Financial institutions in which a Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

REITS - Investments in REITs will subject a Fund to, first, the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values, as described above. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-

term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their share of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in a Fund’s shares, such shareholder will generally recognize capital gain.

Sector Risk — To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.  As disclosed under “Principal Risks” in the Summary section for the applicable Fund, certain Funds have a significant portion of their assets invested in securities in, and are therefore subject to the risks of, the sectors described below.

Consumer Staples Sector Risk.  Companies in the consumer staples sector may be adversely affected by changes in the global economy, consumer spending, competition, demographics and consumer preferences, and production spending. Companies in the consumer staples sector may also be affected by changes in global economic, environmental and political events, economic conditions, the depletion of resources, and government regulation. For instance, government regulations may affect the permissibility of using various food additives and production methods of companies that make food products, which could affect company profitability. In addition, tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

Financials Sector Risk.  Companies in the financials sector of an economy are subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge, the amount of capital they must maintain and, potentially, their size. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financials sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries of any individual financial company or of the financials sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financials sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. During the financial crisis, a number of large financial institutions failed, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources. Those actions caused the securities of many financial companies to decline in value. The financials sector is particularly sensitive to fluctuations in interest rates. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Industrials Sector Risk.  The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Information Technology Sector Risk.  To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.  Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Securities Lending — A Fund may lend its portfolio securities. If a Fund lends securities, the Fund may be subject to the risk of default by the borrower. When a Fund lends its securities it will typically receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. The value of the securities loaned will be marked to market on a daily basis, and the borrower will provide additional collateral to a Fund to the extent that the value of the securities loaned exceeds the value of collateral previously received by the Fund. When a Fund lends its securities it may lose money if the borrower fails to timely return the securities loaned upon the termination of the loan and the value of the securities loaned exceeds the value of collateral received.

Small-Cap Securities Risk — In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, a Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

Sovereign Debt Risk — Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by a Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. A Fund may have limited recourse to compel payment in the event of a default.  A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. The following describes principal risk factors to which investments in sovereign debt are subject:

Economic Risk. The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.

Political Risk. The risks associated with the general political and social environment of instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, and religious and ethnic tensions.  High political risk can impede the economic welfare of a country.

Repayment Risk.  A country may be unable to pay its external debt obligations in the immediate future.  Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high foreign debt services as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.

Temporary Investments — Generally, each Fund will be fully invested in accordance with its investment objective and strategies; however, pending investment of cash balances or for other cash management purposes or if a Fund’s management believes that business, economic, political or financial conditions warrant, a Fund may invest without limit in cash, cash equivalents or other short-term obligations, including:

•                       short-term U.S. Government securities;

•                       certificates of deposit, bankers’ acceptances, and interest-bearing savings deposits of commercial banks;

•                       prime quality commercial paper;

•                       repurchase agreements covering any of the securities in which the Fund may invest directly; and

•                       shares of money market funds.

The use of temporary investments prevents a Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

With respect to the Dynamic Dividend Fund, during times of adverse market, economic, political or other conditions, the Fund may hold certain securities for less than 61 days and, as a result, shareholders may be unable to take advantage of the reduced U.S. federal income tax rates applicable to any qualifying dividends otherwise attributable to such securities.

Before, during and after a closure of the Shanghai and Shenzhen markets for five consecutive business days or longer, which typically occurs twice per year during national holidays in China, the China A Fund may temporarily reduce its allocation to China A Shares in favor of temporary investments noted above or make a corresponding increase in the Fund’s allocation to “H Shares” if the Adviser believes the extended closures of the Shanghai and Shenzhen exchanges will adversely impact the Fund.  H Shares are a different share class than China A Shares of companies that are dually listed in mainland China and Hong Kong, and which are traded on the Hong Kong exchange.  During these periods, the China A Fund’s replacement of a portion of its China A Shares allocation with H Shares may temporarily prevent the China A Fund from meeting its policy to invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of companies that issue China A Shares. While H Shares are generally expected to perform similarly to China A Shares issued by the same company, performance can sometimes vary dramatically due to varying investor sentiments and demands in the different mainland China versus Hong Kong markets.

In addition, pending investment of cash balances or for other cash management purposes, a Fund may invest without limit in other instruments, including but not limited to, derivatives that provide exposure to markets or companies in which the Fund may invest and in shares of other investment companies that invest in securities in which the Fund may invest, subject to the limits of the 1940 Act. For information about the risks of investing in derivatives and other investment companies, please see “Derivatives Risk” and “Exchange-Traded Fund Risk” above and “Derivatives Risk” and “Securities of Other Investment Companies” in the SAI.

Tender Option Bonds Risk — Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Custodial receipts are then issued to investors, such as the Funds, evidencing ownership interests in the trust. The remarketing agent for the trust sets a floating or variable rate on typically a weekly basis. The sponsor of a highly leveraged tender option bond trust generally will retain a liquidity provider to purchase the short-term floating-rate interests at their original purchase price upon the occurrence of certain specified events. However, the liquidity provider may not be required to purchase the floating-rate interests upon the occurrence of certain other events, for example, the downgrading of the municipal bonds owned by the tender option bond trust below investment grade. The general effect of these provisions is to pass to the holders of the floating rate interests the most severe credit risks associated with the municipal bonds owned by the tender option bond trust and to leave with the liquidity provider the interest rate risk (subject to a cap) and certain other risks associated with the municipal bonds. Tender option bonds may be considered derivatives, and may expose the Funds to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility. To the extent the Funds invest in tender option bonds, it is also exposed to credit risk associated with the liquidity provider retained by the sponsor of a tender bond option trust.

Tobacco Related Bonds Risk — In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, known as the Master Settlement Agreement (the “MSA”), to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Fund may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state.

The MSA settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

U.S. Government Securities Risk — Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of a Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of a Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.

In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage-backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.

Valuation Risk - The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by the Adviser generally trade in round lot sizes.  In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when the Funds do not price their shares, the value of the securities in a Fund’s portfolio may change on days when shareholders are not be able to purchase or sell that Fund’s shares.

Variable and Floating Rate Securities Risk — A variable rate security is one whose terms provide for the automatic establishment of a new interest rate on set dates. A floating rate security is one whose terms provide for the automatic adjustment of an interest rate whenever the specified interest rate changes. The interest rate on floating rate securities is ordinarily tied to, and is a specified margin above or below, the prime rate of a specified bank or some similar objective benchmark, such as the yield on the

90—day U.S. Treasury Bill rate, and may change as often as daily. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit a Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent a Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and a Fund may not benefit from increasing interest rates for a significant amount of time.

Yield Risk — The amount of income received by a Fund on fixed income securities will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

The SAI contains more information on the Funds’ investments and strategies and can be requested using the address and telephone numbers on the back of this prospectus.

Additional Information about Investments, Investment Techniques and Risks of the Funds-of-Funds

The Funds-of-Funds may invest in certain direct investments.

The Funds-of-Funds, which invest in Underlying Funds in reliance on Section 12(d)(1)(G) of the 1940 Act, are also eligible to invest in other securities in reliance on Rule 12d1-2 under the 1940 Act.  In addition, pursuant to an SEC order exempting the Funds from Rule 12d1-2(a) of the 1940 Act, the Funds-of-Funds may invest, to the extent consistent with their investment objectives, policies, strategies and limitations, in financial instruments that may not be “securities” within the meaning of Section 2(a)(36) of the 1940 Act.

As a result of making certain direct investments, the Funds-of-Funds may be subject to various risks.

Affiliated Funds Risk — The Fund-of-Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among a Fund-of-Funds and the Underlying Funds could affect how the Fund-of-Funds’ Adviser fulfills its fiduciary duties to a Fund-of-Funds and the Underlying Funds.

Asset Allocation Risk — Each Fund-of-Funds is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds.  Each Fund-of-Funds will be exposed to risks of the Underlying Funds in which it invests. A Fund-of-Funds will be affected by stock and bond market risks, among others.  To the extent a Fund-of-Funds invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies)) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes.  The potential impact of the risks related to an asset class depends on the size of the Fund-of-Funds’ investment allocation to it.

Asset Class Variation Risk — The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of a Fund-of-Funds’ assets invested in various Underlying Funds, the Fund-of-Funds’ actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

Business Development Company (“BDC”) Risk - The Diversified Alternatives Fund may invest in BDCs. BDCs are special investment vehicles designed to facilitate capital formation for small and middle-market companies. BDCs are closed-end investment companies subject to the 1940 Act; however, BDCs are exempt from many of the regulatory constraints imposed by the 1940 Act. A BDC is a domestic company that (1) operates for the purpose of making investments in certain securities and, with limited exceptions, makes available “significant managerial assistance” with respect to the issuers of such securities, and (2) has elected business development company status. As a general matter, a BDC must maintain at least 70% of its investments in certain types of eligible portfolio companies that do not have securities listed on a national securities exchange or that have less than $250 million in aggregate market value. The Fund is subject to risks faced by BDCs, including: increasing competition for limited BDC investment opportunities; potential uncertainty as to the value of a BDC’s private investments; risks associated with leverage; and reliance on a BDC’s managerial acumen.

Closed-end Fund Risk - The Diversified Alternatives Fund may invest in closed-end funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Cybersecurity Risk — Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Derivatives — The Funds-of-Funds may invest in certain types of derivatives, particularly securities index futures, which will be used to hedge against a decline in the value of the Funds-of-Funds assets.  A derivative is a contract whose value is based on performance of an underlying financial asset, index or economic measure.

Derivatives are speculative and may hurt a Fund-of-Funds’ performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund-of-Funds’ derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make a Fund-of-Funds harder to value, especially in declining markets;

•                  a Fund-of-Funds may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Hedged Exposure Risk — Losses generated by a derivative or practice used by a Fund-of-Funds for hedging purposes should be offset in part by gains on the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — A Fund-of-Funds is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk — Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Regulatory Risk — Legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, calls for the regulation of the derivatives markets.  The full extent and impact of the regulation are not yet known and may not be known for some time.  The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with a Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021.  In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

The SEC has proposed a new rule that would change the regulation of the use of derivatives by registered investment companies, such as the fund. If the proposed rule takes effect, it could limit the ability of the fund to invest in derivatives.

Exchange-Traded Fund Risk —To the extent that a Fund invests in ETFs, the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

Exchange-Traded Notes Risk — The Funds-of-Funds may seek exposure to the asset classes described in their principal investment strategies by investing directly in ETNs.   The Funds-of-Funds may use ETNs as a substitute for taking a direct position in the underlying asset (where the Adviser believes that indirect exposure to the underlying asset is more effective).  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

Fund of Funds Risk — Your cost of investing in a Fund-of-Funds may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Fund-of-Funds’ approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund-of-Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

Each Fund-of-Funds’ investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests.  If one or more of the Underlying Funds fails to meet its investment objective, the Fund-of-Funds’ performance could be negatively affected.  There can be no assurance that each Fund-of-Funds or any Underlying Fund will achieve its investment objective.

Certain unaffiliated Underlying Funds may charge redemption fees to shareholders who redeem their Underlying Fund shares within a specified period of time following the purchase of such shares.

Ordinarily, a mutual fund that imposes redemption fees does so in order to deter investors from engaging in excessive or short-term trading, often referred to as “market timing,” and to reimburse it for transaction costs borne by other fund shareholders on account of market timing activity.  Each Fund-of-Funds does not intend to engage in market timing in Underlying Fund shares.  However, each Fund-of-Funds will place purchase and redemption orders in shares of Underlying Funds pursuant to an established asset allocation model in response to daily purchases and redemptions of the Fund’s own shares, to conduct periodic rebalancing of the Fund’s assets to conform to the established model following periods of market fluctuation, and in response to changes made to an existing asset allocation model itself.  While the portfolio managers will attempt to conduct each Fund-of-Funds’ purchase and redemption of Underlying Fund shares in a manner to avoid or minimize subjecting the Fund to redemption fees, there may be instances where payment of such fees is unavoidable or the portfolio managers are not successful in minimizing their impact.

The Funds-of-Funds may invest up to 100% of their assets in other investment companies in reliance on the 1940 Act and/or exemptive relief granted by the SEC.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund. Some of the countries in which a Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. Each Fund (except the Funds-of-Funds) may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also information about Business Development Companies, Closed-end Funds and Exchange-Traded Funds above and in the SAI.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of shares of the Fund-of-Funds in which it is invested, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund-of-Funds’ performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund-of-Funds and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Additional Information about Investments, Investment Techniques and Risks of the Underlying Funds

The Underlying Funds in which the Funds-of-Funds may invest may also invest in certain of the investments described below under “Investments of the Underlying Funds” and are also subject to certain of the risks subsequently described under “Risks of the Underlying Funds”.

Investments of the Underlying Funds

Asset-Backed Securities — Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when an Underlying Fund reinvests the proceeds of a prepayment, it may receive a lower interest rate. In a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average maturity of an Underlying Fund’s portfolio may increase. Prepayments also vary based on, among other factors, general economic conditions and other demographic conditions. The value of longer term securities generally changes more in response to changes in interest rates than shorter term securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Underlying Fund will be unable to possess and sell the underlying collateral and that an Underlying Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means an Underlying Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and an Underlying Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Collateralized Instruments — Collateralized instruments include mortgage-backed securities and other interests in pools of assets, such as loans or receivables. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the instrument. Certain collateralized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Collateralized instruments typically involve a third party responsible for servicing the instrument and performing operational functions such as collecting and aggregating principal, interest and escrow payments, accounting and loan analysis.

Commodity-Linked Derivatives — Commodity-linked derivatives are derivatives whose value is based on the value of a commodity, a commodity futures or option contract, a commodity index, or some other indicator that reflects the value of a particular commodity or commodity market or the difference between one or more commodities or commodity markets (“commodity indicator”). Commodity-linked derivatives include notes, futures, options, and swaps.

Convertible Securities — Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertibles typically pay current income as either interest (debt security convertibles) or dividends (preferred stocks). A convertible’s value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible performs like that of a regular debt security, that is, if market interest rates rise, the value of a convertible usually falls. Since it is convertible into common stock, the convertible also has the same types of market and issuer risk as the underlying common stock.

Contingent Convertible Securities.  The Fund may invest in contingent convertible securities, or

“CoCos”.  These securities are usually deeply subordinated instruments with long maturities that contain a conversion mechanism that is governed by the issuer’s ability to meet certain minimum financial and accounting ratios as promulgated by statutory regulatory authorities such as banking regulators or macro prudential regulatory authorities.  If the issuer triggers the CoCo’s conversion mechanism, the contingent convertible security’s principal may be (1) permanently written off in total, (2) temporarily written off in total or in part with principal reinstatement contingent upon the issuer re-attaining compliance with statutorily required financial and accounting ratios, or (3) converted into common equity or into a security ranking junior to the contingent convertible security.  In any or all of these circumstances, the CoCo’s value may be partially or completely impaired either temporarily or permanently. Many, but not all, contingent convertible securities are rated as speculative or ‘High Yield’ by a nationally recognized statistical rating organization.

Corporate Bonds — Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities.  Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

Debt Instruments — Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal. High yield securities or “junk bonds” are debt instruments of less than investment grade quality.

Derivatives — Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include, but are not limited to, futures, options, swaps, forward foreign currency contracts and credit linked notes.  Derivatives may be used for a wide variety of purposes, including, but not limited to, the following: (i) to manage interest rate, credit and currency exposure; (ii) as a substitute for taking a position in the underlying asset; (iii) to gain an exposure to the composition and performance of a particular index; and (iv) to take short positions via derivatives in securities, interest rates, credits, currencies and markets.

Equity Securities — Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

Fixed Income Securities — Fixed income securities include fixed, variable and floating rate bonds, debentures, notes, mortgage-backed securities and asset-backed securities. Investments in fixed income securities (“debt securities”) may include investments in below-investment grade fixed income securities, which are generally referred to as “high yield securities” or “junk bonds”. Descriptions of the ratings used by S&P and Moody’s are included in the SAI.

Floating Rate Loans — Floating rate loans are debt securities issued by companies or other entities with floating interest rates that reset periodically. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

Foreign Government Securities — Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Illiquid Securities Risk — Illiquid securities are assets that an Underlying Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.

An Underlying Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. An Underlying Fund may make investments that may be more difficult to trade or dispose of in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. To meet redemption requests, an Underlying Fund may be forced to sell securities at an unfavorable time and conditions.

Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Inflation-Adjusted Debt Instruments — Inflation-adjusted debt instruments are debt instruments whose principal and/or interest are adjusted for inflation. Inflation-adjusted debt instruments issued by the U.S. Treasury pay a fixed rate of interest that is applied to an inflation-adjusted principal amount. The principal amount is adjusted based on changes in the Consumer Price Index. The principal due at maturity is typically equal to the inflation-adjusted principal amount, or to the instrument’s original par value, whichever is greater. Other types of inflation-adjusted debt instruments may use other methods of adjusting for inflation, and other measures of inflation. Other issuers of inflation-adjusted debt instruments include U.S. Government agencies, instrumentalities and sponsored entities, corporations, and foreign governments.

Private Placements and Other Restricted Securities Risk — Private placement and other restricted securities include securities that have been privately placed and are not registered under the 1933 Act such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Underlying Funds, but whose resale in the U.S. is permitted only in limited circumstances.

Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, an Underlying Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing an Underlying Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of an Underlying Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed an Underlying Fund’s limit on investments in illiquid securities.

Real Estate-Related Investments — Real estate-related investments include REITs, issuers similar to REITs formed under the laws of non-U.S. countries, and other U.S. and foreign issuers that earn at least 50% of their gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing, or acting as a broker for real estate. Examples of real estate products or services include building supplies and mortgage servicing. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate-related loans or interests. Equity REITs invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents and may also realize gains by selling appreciated property. Mortgage REITs invest most of their assets in real estate mortgages and receive most of their income from interest payments.

Short Sales — Short sales are transactions to sell a security that one does not own to a third party by borrowing the security from a broker in anticipation of purchasing the same security on a later date to close out the short position. In engaging in short sales, the Underlying Fund will profit or incur a loss depending on whether the value of the underlying stock decreases, as anticipated, or instead increases, between the time the stock is sold and when the Underlying Fund purchases its replacement.

U.S. Government Securities — U.S. Government securities are securities issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of collateralized instruments issued or guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Risks of the Underlying Funds

Alternative Strategies Risk — The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures).  To the extent a Fund-of-Funds invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value.  In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund.  Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments.  Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments.  These risks may include, but are not limited to, derivatives risk, illiquidity risk, credit risk, commodity risk and counterparty risk.

Commodity Risk — The value of commodities may be more volatile than the value of equity securities or debt instruments. The value of commodities may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity. These imbalances maybe significant due to the length of time required to alter the supply of some commodities in response to changes in demand. To the extent an Underlying Fund focuses its investments in a particular asset of the commodities market (such as oil, metal, or agricultural products), the fund will be more susceptible to risks associated with that particular asset.

Counterparty or Third Party Risk — Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument, are subject both to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

The primary risk of swap transactions is the creditworthiness of the counterparty, since the integrity of the transaction depends on the willingness and ability of the counterparty to maintain the agreed-upon payment stream. If there is a default by a counterparty in a swap transaction, an Underlying Fund’s potential loss is the net amount of payments the Underlying Fund is contractually entitled to receive for one payment period (if any, the Underlying Fund could be in a net payment position), not the entire notional amount, which does not change hands in a swap transaction. Swaps do not involve the delivery of securities or other underlying assets or principal as collateral for the transaction. An Underlying Fund may have contractual remedies pursuant to the swap agreement but, as with any contractual remedy, there is no guarantee that an Underlying Fund would be successful in pursuing them—the counterparty may be judgment proof due to insolvency, for example. The Underlying Funds thus assume the risk that they may be delayed or prevented from obtaining payments owed to them. The standard industry swap agreements do, however, permit an Underlying Fund to terminate a swap agreement (and thus avoid making additional payments) in the event that a counterparty fails to make a timely payment to the Underlying Fund.

Credit Risk — Credit risk refers to the likelihood that an issuer will default in the payment of the principal or interest on an instrument and is broadly gauged by the credit ratings of the securities in which an Underlying Fund invests. However, ratings are only the opinions of rating agencies and are not guarantees of the quality of the securities. In addition, the depth and liquidity of the market for a fixed income security may affect its credit risk. Credit risk of a security may change over its life and rated securities are often reviewed and may be subject to downgrade by a rating agency. An Underlying Fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of the bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds (bonds rated below the fourth highest category) may be in uncertain financial health, the prices of these bonds may be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default. Because an Underlying Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced. Fixed income securities are not traded on exchanges. The over-the-counter market may be illiquid, and there may be times when no counterparty is willing to purchase or sell certain securities.  The nature of the market may make valuations difficult or unreliable.

Custody/Sub-Custody Risk — An Underlying Fund’s investments in markets where custodial and/or settlement systems are not fully developed subject such Underlying Fund to foreign custody/sub-custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.

Derivatives Risk — Derivatives are speculative and may hurt an Underlying Fund’s and a Fund-of-Funds’ performance.  Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from an Underlying Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual equity or debt securities, and there can be no assurance that the use of this strategy will be successful. Some additional risks of investing in derivatives include:

•                  the other party to the derivatives contract may fail to fulfill its obligations;

•                  their use may reduce liquidity and make an Underlying Fund harder to value, especially in declining markets;

•                  an Underlying Fund may suffer disproportionately heavy losses relative to the amount invested; and

•                  changes in the value of derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivatives.

Speculative Exposure Risk — To the extent that a derivative or practice is not used as a hedge, an Underlying Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options on currencies and from speculative short positions on currencies are unlimited.

Hedged Exposure Risk — Losses generated by a derivative or practice used by an Underlying Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk — An Underlying Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Legislation, including the Dodd-Frank Wall Street Reform and Consumer Protection Act, calls for the regulation of the derivatives markets.  The full extent and impact of the regulation are not yet known and may not be known for some time.  The regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with an Underlying Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020.  In addition, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as an Underlying Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Emerging Markets Risk — The risks of investing in foreign securities are increased in connection with investments in emerging markets. Emerging markets are countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject an Underlying Fund to increased volatility or substantial declines in value. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose an Underlying Fund to risks beyond those generally encountered in developed countries. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. Countries in emerging markets are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. An Underlying Fund may also invest in frontier markets, which involve the same risks as emerging markets, but to a greater extent since they tend to be even smaller, less developed, and less accessible than other emerging markets.

Extension Risk — Extension risk is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase.  Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by an Underlying Fund and making their prices more sensitive to rate changes and more volatile.

Floating Rate Loan Risk — Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss.  In addition, the value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.  In addition, loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet an Underlying Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, an Underlying Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

Foreign Currency Exposure Risk — Underlying Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies may fluctuate in value relative to the U.S. Dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. To manage this risk, an Underlying Fund may enter into foreign currency exchange contracts to hedge against a decline in the U.S. Dollar value of a security it already owns or against an increase in the value of an asset it expects to purchase. The Adviser’s use of hedging techniques does not eliminate exchange rate risk. In certain circumstances, the Adviser may hedge using a foreign currency other than the currency which the portfolio securities being hedged are denominated. This type of hedging entails greater risk because it is dependent on a stable relationship between the two currencies paired in the hedge and the relationship can be very unstable at times. If the Adviser is unsuccessful in its attempts to hedge against exchange rate risk, an Underlying Fund could be in a less advantageous position than if the Adviser did not establish any currency hedge. The Adviser may also employ strategies to increase an Underlying Fund’s exposure to certain currencies, which may result in losses from such currency positions. When deemed appropriate by the Adviser, the Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of an Underlying Fund’s foreign currency exposure back into the U.S. Dollar. Losses on foreign currency transactions used for hedging purposes may be offset by gains on the assets that are the subject of an Underlying Fund’s hedge. An Underlying Fund may also purchase a foreign currency on a spot or forward basis in order to obtain potential appreciation of such currency relative to the U.S. Dollar or to other currencies in which an

Underlying Fund’s holdings are denominated. Losses on such transactions may not be offset by gains from other Underlying Fund assets.

An Underlying Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Underlying Fund’s income or gains at the Underlying Fund level and its distributions to shareholders. An Underlying Fund’s losses from such positions may also recharacterize the Underlying Fund’s income and its distributions to shareholders and may cause a return of capital to Underlying Fund shareholders.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price  than U.S. securities. Foreign investments involve some of the following risks as well:

•                  political and economic instability;

•                  the impact of currency exchange rate fluctuations;

•                  reduced information about issuers;

•                  higher transaction costs;

•                  less stringent regulatory and accounting standards; and

•                  delayed settlement.

Additional risks include the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities; the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which an Underlying Fund could lose its entire investment in a certain market); and the possible adoption of foreign governmental restrictions such as exchange controls.

Europe — Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not an Underlying Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Underlying Fund’s investments.

High-Yield Bond and Other Lower-Rated Securities Risk — An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss.  Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities.  Prices of high-yield bonds tend to be very volatile.  These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.  An Underlying Fund’s investments in lower-rated securities may involve the following specific risks:

•                  greater risk of loss due to default because of the increased likelihood that adverse economic or company specific events will make the issuer unable to pay interest and/or principal when due;

•                  wider price fluctuations due to changing interest rates and/or adverse economic and business developments; and

•                  greater risk of loss due to declining credit quality.

Illiquid Securities Risk — Illiquid securities are assets that an Underlying Fund reasonably expects cannot be sold or disposed of in  current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset.

An Underlying Fund may invest to a greater degree in instruments that trade in lower volumes and may make investments that may be less liquid than other investments. An Underlying Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, an Underlying Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect an Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. To meet redemption requests, an Underlying Fund may be forced to sell liquid securities at an unfavorable time and conditions.

Illiquid securities and relatively less liquid securities may also be difficult to value.  Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Illiquid securities risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Impact of Large Redemptions and Purchases of Underlying Fund Shares — Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Inflation-Adjusting Risk — Interest payments on inflation-adjusted debt instruments can be unpredictable and vary based on the level of inflation. If inflation is negative, principal and income both can decline. In addition, the measure of inflation used may not correspond to the actual rate of inflation experienced by a particular individual.

Interest Rate Risk — Interest rates have an effect on the value of an Underlying Fund’s fixed income investments because the value of those investments will vary as interest rates fluctuate. Generally, fixed income securities will decrease in value when interest rates rise and when interest rates decline, the value of fixed income securities can be expected to rise. The longer the effective maturity of an Underlying Fund’s securities, the more sensitive the Underlying Fund will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Duration is a measure of the average life of a fixed income security that was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity” as measures of “volatility” or “risk” associated with changes in interest rates. With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

Leverage Risk — The use of leverage may exaggerate changes in the net asset value (“NAV”) of Underlying Fund shares and thus result in increased volatility of returns. The amount that an Underlying Fund must repay may fluctuate due to market forces, and the Underlying Fund’s assets that are used as collateral to secure the leverage may decrease in value during the time the leverage exposure is outstanding, which would require the Underlying Fund to use its other assets to make up a shortfall in the value of the collateral. Leverage will create interest and other expenses for the Underlying Fund which can exceed the income from the assets purchased with the leverage and thus reduce overall Underlying Fund returns.

Management Risk — Each Underlying Fund is subject to risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Underlying Funds, but there can be no guarantee that these decisions will achieve the desired results for the Underlying Funds. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Events Risk — The global financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks took steps to support financial markets, including by keeping interest rates low.  More recently, the Federal Reserve has terminated certain of its market support activities.  The withdrawal of  Federal Reserve or other U.S. or non-U.S. governmental or central bank support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, an Underlying Fund may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. The current market environment could make identifying investment risks and opportunities especially difficult for the Underlying Fund’s investment adviser or manager.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not an Underlying Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Underlying Fund’s investments may be negatively affected by such events.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market. Developments in a particular class of bonds or the stock market could also adversely affect an Underlying Fund by reducing the relative attractiveness of bonds or stocks as an investment. Also, to the extent that an Underlying Fund emphasizes bonds or stocks from any given industry, it could be hurt if that industry does not do well. Additionally, an Underlying Fund could lose value if the individual stocks in which it maintains long positions and/or the overall stock markets on which the stocks trade decline in price. In addition, an Underlying Fund that engages in short sales could lose value if the individual stocks which they sell short increase in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or increase. Individual stocks are affected by many factors, including:

•                  corporate earnings;

•                  production;

•                  management;

•                  sales; and

•                  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small or large stocks, or stocks within a particular industry.

Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.  In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund’s investments.

Mid-Cap Securities Risk — Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies. Compared to larger companies, mid-cap securities tend to have analyst coverage by fewer Wall Street firms and may trade at prices that reflect incomplete or inaccurate information. Medium-sized companies may have a shorter history of operations, less access to financing and a less diversified product line and be more susceptible to market pressures and therefore have more volatile stock prices and company performance than larger companies. During some periods, securities of medium-sized companies, as an asset class, have underperformed the securities of larger companies.

Prepayment Risk — As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated.  The issuers of mortgage- and asset-backed securities may, therefore, repay principal in advance.  This forces an Underlying Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Underlying Fund’s income. In addition, changes in prepayment levels can change the value and increase the volatility of prices and yields on mortgage- and asset-backed securities.  If an Underlying Fund pays a premium (a price higher than the principal amount of the bond) for a mortgage- or asset-backed security and that security is prepaid, the Underlying Fund may not recover the premium, resulting in a capital loss.

REIT and Real Estate Risk — Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general.  These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. REITs that invest in real estate mortgages are also subject to prepayment risk.  Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. The securities of small real estate-related issuers can be more volatile, less liquid, and have more limited financial resources than securities of larger issuers.

Sector Risk - To the extent that a Fund-of-Funds has a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector, the Underlying Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Short Sale Risk — In a short sale, an Underlying Fund may sell a security the Underlying Fund does not own in the hope of buying the same security at a later date at a lower price. The Underlying Fund is required to borrow the security to deliver it to the buyer and is obligated to return the security to the lender at a later date. Short sales involve the risk that the price of the security sold short increases from the time the security is sold short to the date the Underlying Fund purchases the security to replace the borrowed security. The Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for any reason, to close out its short position.  A loss on a short sale is increased by the amount of the premium or interest the Underlying Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Underlying Fund must pay to the lender of the security. When a cash dividend is declared on a security for which the Underlying Fund has a short position, the Underlying Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security. However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing the Underlying Fund’s unrealized gain or reducing the Underlying Fund’s unrealized loss on its short-sale transaction. The Underlying Fund is also required to segregate other assets on its books to cover its obligation to return the security to the lender which means that those other assets may not be available to meet the Underlying Fund’s needs for immediate cash or other liquidity.  Short sales may reduce the Underlying Fund’s returns or increase volatility.

Small-Cap Securities Risk — In general, securities of small-cap companies trade in lower volumes and are subject to greater or more unpredictable price changes than larger cap securities or the market overall. Small-cap companies may have limited product lines or markets, be less financially secure than larger companies, or depend on a small number of key personnel. If adverse developments occur, such as due to management changes or product failure, an Underlying Fund’s investment in a small-cap company may lose substantial value. Investing in small-cap companies requires a longer term investment view and may not be appropriate for all investors. These risks may be exacerbated for micro-cap securities.

U.S. Government Securities Risk — Securities issued by U.S. Government agencies or government sponsored entities may not be guaranteed by the U.S. Treasury. The U.S. Government does not guarantee the net asset value of an Underlying Fund’s shares. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or the Department of Veterans Affairs. U.S. Government agencies or government-sponsored entities (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by Fannie Mae are guaranteed as the timely payment of principal and interest by Fannie Mae but are not backed by the full faith and credit of the U.S. Government. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. If a government-sponsored entity is unable to meet its obligations, the performance of an Underlying Fund that holds securities of the entity may be adversely affected. U.S. Government obligations are ordinarily viewed as having minimal or no credit risk, but are still subject to interest rate risk.

In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) placed FNMA and FHLMC into a conservatorship under FHFA. The effect that this conservatorship may have on these companies’ debt and equity securities is unclear. FHFA has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment if FHFA determines that performance of the contract is burdensome and the repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. While the FHFA has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC, doing so would adversely affect holders of their mortgage-backed securities. FHFA also has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. In addition, holders of mortgage-backed securities issued by FNMA or FHLMC may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. The Federal Government continues to review issues concerning the role of these agencies in the U.S. housing market.

Valuation Risk - The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Pricing services that value fixed-income securities generally utilize a range of market-based and security-specific inputs and assumptions, as well as considerations about general market conditions, to establish a price. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size and the strategies employed by an Underlying Fund’s adviser may generally trade in round lot sizes.  In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, odd lot sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lots. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

In addition, since foreign exchanges may be open on days when an Underlying Fund does not price its shares, the value of the securities in an Underlying Fund’s portfolio may change on days when shareholders, including the Funds, are not be able to purchase or sell that Underlying Fund’s shares.

Other Information

Commodity Pool Operator Status and/or Exclusion — Commodity Futures Trading Commission (“CFTC”) regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests.

Based on the GARS® Fund’s investment strategy, the Fund is deemed a “commodity pool” and the Adviser is registered as a Commodity Pool Operator (“CPO”) with respect to the GARS® Fund.

Under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to GARS®  Fund. The Adviser is subject to dual regulation by the SEC and the CFTC with respect to the services it provides to GARS®  Fund. As a result of “harmonization” rule amendments adopted by the CFTC in 2013, the Adviser expects to comply with substantially all CFTC regulations applicable to the operation of GARS® Fund through “substituted compliance” with SEC regulations, as provided in the “harmonization” amendments. Any changes to the CFTC’s substituted compliance regime may restrict the ability of the GARS®  Fund to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or may adversely affect its total return.

The Adviser has claimed an exclusion from the definition of “commodity pool operator” under CFTC Rule 4.5 for each other Fund, except the Funds-of-Funds, and therefore such Funds and the Adviser (with respect to such Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules.  These Funds will have to reaffirm annually their eligibility for this exclusion.  The Adviser intends to continue to operate each such Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

The Funds-of-Funds rely on no-action relief that delays any obligation for the Adviser to register with the CFTC with respect to the Funds-of-Funds until six months from the date the CFTC staff issues revised guidance on the application to funds-of-funds of the de minimus thresholds in the exclusion from the definition of commodity pool operator under CFTC Rule 4.5.

Portfolio Holdings Disclosure — Each Fund posts on the Trust’s internet site, https://www.aberdeenstandard.com/en-us/us/investor/fund-centre, substantially all of its securities holdings as of the end of each month. Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and 15 business days after the end of the previous month for fixed income funds and the GARS® Fund. A description of the Funds’ policies and procedures regarding the release of portfolio holdings information is available in the Funds’ SAI.

Fund Management

Investment Adviser

Aberdeen Standard Investments Inc., a Delaware corporation formed in 1993, serves as the investment adviser to each Fund. The Adviser’s principal place of business is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. The Adviser manages and supervises the investment of each Fund’s assets on a discretionary basis.

The Adviser is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which has its registered offices at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. Aberdeen PLC is a wholly-owned subsidiary of Standard Life Aberdeen plc (“SLA”), which has registered offices at 1 George Street, Edinburgh, Scotland EH2 2LL. SLA, combined with its subsidiaries and affiliates, manages or administers approximately $669.6 billion in assets as of June 30, 2019. SLA provides asset management and investment solutions for clients and customers worldwide and also have a strong position in the pensions and savings market. The asset management business of SLA operates under the name and is herein referred to collectively as Aberdeen Standard Investments (“ASI”).

In rendering investment advisory services, the Adviser, and Subadvisers described below, may use the resources of investment advisor subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding / personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated persons of the Adviser or Subadviser. No remuneration is paid by the Funds with regards to the MOU.

Subadvisers

Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund, Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Fund, Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen GARS® Fund, Aberdeen International Equity Fund, Aberdeen International Real Estate Equity Fund, Aberdeen International Small Cap Fund and Aberdeen Realty Income & Growth Fund

Aberdeen Asset Managers Limited (“AAML”), a Scottish Company, and Aberdeen Standard Investments (Asia) Limited (“ASIAL” and together with AAML, the “Subadvisers”), a Singapore corporation, serve as Subadvisers to the above-listed Funds. AAML’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG. ASIAL’s principal place of business is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.  AAML is responsible for the day-to-day management of each of the Emerging Markets Debt Fund, Global Equity Fund, Global Infrastructure Fund, GARS® Fund, International Equity Fund, International Real Estate Equity Fund and International Small Cap Fund and manages a portion of the assets of the Realty Income & Growth Fund.  ASIAL is responsible for the day-to-day management of the Asia-Pacific Equity Fund and the China A Fund. AAML and ASIAL are responsible for the day-to-day management of the Emerging Markets Fund.  To the extent that AAML or ASIAL do not have management over a specific portion of a Fund’s assets, AAML and ASIAL will assist the Adviser with oversight for the Fund. When a portfolio management team from AAML or ASIAL is allocated a specific portion of a Fund’s assets to manage, it will receive a fee from the Adviser for its investment management services. AAML and ASIAL are both affiliates of the Adviser and wholly owned by Aberdeen PLC.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and subadvisory agreements for the Funds is available in the Funds’ Annual Report to Shareholders for the period ended October 31, 2019.

Management Fees

Each Fund pays the Adviser a management fee based on its average daily net assets. With respect to each Fund that has a Subadviser(s), the Adviser pays the Subadviser(s) from the management fee it receives.

The total annual advisory fees each Fund pays the Adviser (as a percentage of its average daily net assets) are set forth in the following table. The actual management fee rate paid by each Fund for the fiscal year ended October 31, 2019 disclosed below takes into account the expense limitation that was in effect for the Fund during the year.

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2019
Aberdeen Focused U.S. Equity Fund
On assets up to $500 million	0.75%	0.00%
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%
Aberdeen U.S. Small Cap Equity Fund
On assets up to $100 million	0.95%	0.81	%(1)
On assets of $100 million and more	0.80%

Fund Assets	Management Fee	Actual Rate for Fiscal Year Ended October 31, 2019
Aberdeen U.S. Multi-Cap Equity Fund
On assets up to $500 million	0.75%	0.67%
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%
Aberdeen China A Share Equity Fund
On assets up to $500 million	0.85%	0.00	%(2)
On assets of $500 million up to $2 billion	0.80%
On assets of $2 billion and more	0.75%
Aberdeen International Equity Fund
On all assets	0.80%	0.79%
Aberdeen Global Equity Fund
On assets up to $500 million	0.90%	0.35%
On assets of $500 million up to $2 billion	0.85%
On assets of $2 billion and more	0.80%
Aberdeen Diversified Income Fund
On all assets	0.15%	0.00%
Aberdeen Dynamic Allocation Fund
On all assets	0.15%	0.00%
Aberdeen Diversified Alternatives Fund
On all assets	0.15%	0.00%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund
On all assets	1.00%	0.00%
Aberdeen Emerging Markets Fund
On all assets	0.90%	0.85%
Aberdeen Global Absolute Return Strategies Fund
On assets up to $500 million	0.60%	0.00	%(3)
On assets of $500 million up to $1 billion	0.55%
On assets of $1 billion and more	0.50%
Aberdeen International Small Cap Fund
On assets up to $100 million	0.85%	0.64	%(4)
On assets of $100 million and more	0.75%
Aberdeen Intermediate Municipal Income Fund
On assets up to $250 million	0.425%	0.02%
On assets of $250 million up to $1 billion	0.375%
On assets of $1 billion and more	0.355%
Aberdeen Emerging Markets Debt Fund
On assets up to $500 million	0.60%	0.03%
On assets of $500 million or more	0.55%
Aberdeen U.S. Mid Cap Equity Fund
On assets up to $500 million	0.75%	0.00%
On assets of $500 million up to $2 billion	0.70%
On assets of $2 billion and more	0.65%
Aberdeen Dynamic Dividend Fund
On assets up to $250 million	1.00%	0.92%
On assets of $250 million and more	0.95%
Aberdeen Global Infrastructure Fund
On assets up to $250 million	0.85%	0.88	%(5)
On assets of $250 million up to $750 million	0.80%
On assets of $750 million up to $1 billion	0.75%
On assets of $1 billion and more	0.65%
Aberdeen Short Duration High Yield Municipal Fund
On assets up to $250 million	0.65%	0.40%
On assets of $250 million and more	0.60%
Aberdeen International Real Estate Equity Fund
On all assets	1.00%	0.97%
Aberdeen Realty Income & Growth Fund
On assets up to $250 million	1.00%	0.64%
On assets of $250 million up to $750 million	0.95%
On assets of $750 million up to $1 billion	0.90%
On assets of $1 billion and more	0.80%
Aberdeen Ultra Short Municipal Income Fund
On assets up to $2.5 billion	0.50%	0.24%
On assets of $2.5 billion and more	0.45%

(1)         The expense limitation that was in effect for the Fund during the fiscal year ended October 31, 2019 was 1.15%. Effective February 28, 2020, the Fund’s expense limitation was reduced to 0.99%.

(2)         Prior to June 13, 2019, the management fee rate for the Fund was 1.25% on assets up to $500 million, 1.20% on assets of $500 million up to $2 billion and 1.15% on assets in excess of $2 billion.

(3)         The expense limitation that was in effect for the Fund during the fiscal year ended October 31, 2019 was 0.85%. Effective November 15, 2019, the Fund’s expense limitation was reduced to 0.65%.

(4)         Prior to February 28, 2020, the management fee rate for the Fund was 0.95% on assets up to $100 million and 0.85% on assets in excess of $100 million. The expense limitation that was in effect for the Fund during the fiscal year ended October 31, 2019 was 1.15%. Effective February 28, 2020, the Fund’s expense limitation was reduced to 0.99%.

(5)         Prior to February 28, 2020, the management fee rate for the Fund was 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.70% on assets in excess of $1 billion. The expense limitation that was in effect for the Fund during the fiscal year ended October 31, 2019 was 1.20% for the Institutional Class and 1.45% for Class A. Effective February 28, 2020, the Fund’s expense limitation was reduced to 0.99% for the Institutional Class and 1.24% for Class A.

The Adviser has entered into a written expense limitation agreement with the Trust on behalf of the Funds listed in the table below through February 28, 2021.  The expense limitations exclude taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees and extraordinary expenses.  Pursuant to such expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund/Class	Expense Limitation
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	1.25%
Aberdeen China A Share Equity Fund	0.99%
Aberdeen Diversified Alternatives Fund	0.25%
Aberdeen Diversified Income Fund	0.25%
Aberdeen Dynamic Allocation Fund	0.25%
Aberdeen Emerging Markets Debt Fund	0.65%
Aberdeen Emerging Markets Fund	1.10%
Aberdeen Focused U.S. Equity Fund	0.90%
Aberdeen Global Equity Fund	1.19%
Aberdeen Global Absolute Return Strategies Fund	0.65%
Aberdeen Intermediate Municipal Income Fund	0.50%
Aberdeen International Equity Fund	1.10%
Aberdeen International Small Cap Fund	0.99%
Aberdeen U.S. Mid Cap Equity Fund	1.00%
Aberdeen U.S. Multi-Cap Equity Fund	0.90%
Aberdeen U.S. Small Cap Equity Fund	0.99%

The Adviser has entered through February 28, 2021, into a separate written expense limitation agreement with the Trust on behalf of the Funds listed in the table below.  The expense limitations exclude interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses.  Pursuant to the expense limitation agreement, the Adviser has contractually agreed to waive advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses, of the Funds as follows:

Name of Fund/Class	Class	Expense Limitation
Aberdeen Dynamic Dividend Fund	Institutional	1.25%
	Class A	1.50%
Aberdeen Global Infrastructure Fund	Institutional	0.99%
	Class A	1.24%
Aberdeen International Real Estate Equity Fund	Institutional	1.37%
	Class A	1.62%
Aberdeen Realty Income & Growth Fund	Institutional	1.00%
	Class A	1.25%
Aberdeen Short Duration High Yield Municipal Fund	Institutional	0.65%
	Class A	0.90%
Aberdeen Ultra Short Municipal Income Fund	Institutional	0.45%
	Class A	0.70%
	Class A1	0.70%

Under certain circumstances, the Adviser may recoup amounts reimbursed under the expense limitation agreements.  Please refer to “Fees and Expenses of the Fund” in the “Fund Summaries” section of this Prospectus for more information regarding the expense limitation agreements.

Portfolio Management

The Adviser and Subadvisers generally use a team-based approach for the management of each Fund. Information about the Aberdeen team members jointly and primarily responsible for managing each Fund is included below.

Aberdeen Focused U.S. Equity Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund and Aberdeen U.S. Small Cap Equity Fund

Each of the Focused U.S. Equity Fund, U.S. Mid Cap Equity Fund, U.S. Multi-Cap Equity Fund and U.S. Small Cap Equity Fund is managed by the North American Equity Team. The North American Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds

Virgilio Aquino, CFA®, Investment Director

Virgilio Aquino is an Investment Manager on the North American Equity team at Aberdeen Standard Investments. In this role, Virgilio analyzes current and prospective holdings and assists with the management of client portfolios. Virgilio joined Aberdeen in 2012 after having interned in 2011. Previously, Virgilio worked at Navigant Consulting and FTI Consulting. Virgilio holds a BA (Hons) in Economics and International Relations from the University of Pennsylvania and an MBA (Hons) in Finance and Strategic Management from The Wharton School. He is a CFA charterholder.

Aberdeen U.S. Multi-Cap Equity Fund

Ralph Bassett, CFA®, Head of North American Equities

Ralph Bassett is Head of North American Equities at Aberdeen Standard Investments. Ralph oversees the region’s research effort in addition to portfolio construction. Ralph joined Aberdeen Asset Management in 2006 upon the relocation of the Equity team from London to Philadelphia. Ralph earned a BS in Business, Finance (Hons) from Villanova University. He is a CFA charterholder.

Aberdeen Focused U.S. Equity Fund Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Multi-Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Samantha Brownlee, CFA®, Investment Director

Samantha Brownlee is an Investment Director on the North American Equity team at Aberdeen Standard Investments. In this role, Samantha analyzes current and prospective investments and assists with the management of client portfolios. Samantha joined Aberdeen in 2008 as a Graduate Business Analyst and worked with Aberdeen’s Pan European Equity team until her transfer to the North American Equity desk in April 2014. Samantha received a Bachelor of Laws and an MA in Archaeology from The University of Edinburgh. She is a CFA charterholder.

Aberdeen U.S. Multi-Cap Equity Fund

Jason Kotik, CFA®, Investment Director

Jason Kotik is an Investment Director on the North American Equity team at Aberdeen Standard Investments. Jason is responsible for the co-management of client portfolios. Jason joined Aberdeen Asset Management in 2007following the acquisition of Nationwide Financial Services. Previously, Jason worked at Allied Investment Advisors and T. Rowe Price.  Jason graduated from the University of Delaware and earned an MBA from Johns Hopkins University. He is a CFA charterholder.

Aberdeen Focused U.S. Equity Fund Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Fran Radano, CFA®, Investment Director

Fran Radano is an Investment Director on the North American Equity team at Aberdeen Standard Investments. Fran is responsible for the co-management of client portfolios. Fran joined Aberdeen in 2007 following the acquisition of Nationwide Financial Services. Previously, Fran worked at Salomon Smith Barney and SEI Investments. Fran graduated with a BA in Economics from Dickinson College and an MBA in Finance from Villanova University. He is a CFA charterholder.

Aberdeen Focused U.S. Equity Fund Aberdeen U.S. Mid Cap Equity Fund Aberdeen U.S. Small Cap Equity Fund

Tim Skiendzielewski, CFA®, Investment Director

Tim Skiendzielewski is an Investment Director on the North American Equity team at Aberdeen Standard Investments. In this role, Tim analyzes current and prospective investments and assists with the management of client portfolios. Tim joined Aberdeen in 2012 from Morgan Stanley. Previously, Tim worked for both Promontory Financial Group and Navigant Consulting. Tim graduated with a BS in Finance from Georgetown University and earned an MBA from the University of Chicago. He is a CFA charterholder.

Aberdeen U.S. Small Cap Equity Fund

Qie Zhang, CFA®, Investment Director

Qie Zhang is an Investment Director on the North American Equity team at Aberdeen Standard Investments. In this role, Qie analyzes current and prospective investments and co-manages client portfolios. Qie joined Aberdeen in 2008, having previously worked at Bloomberg LP. Qie graduated with a BA from Franklin & Marshall College in Biology and Psychology and earned an MBA from Columbia University. She is a CFA charterholder.

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China A Share Equity Fund and Aberdeen Emerging Markets Fund

The Asia-Pacific Equity Fund and China A Fund are managed by the Asian Equities Team. The Emerging Markets Fund is managed by the Global Emerging Markets Equity Team. Each team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadvisers do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadvisers to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Manager	Funds

Hugh Young, Managing Director

Hugh Young is the Managing Director - Asia of Aberdeen Standard Investments. He was formerly a main board director and Head of Investments for Aberdeen Asset Management (before its merger with Standard Life plc). Hugh joined Aberdeen in 1985 to manage Asian equities from London, having started his investment career in 1980. He founded Singapore-based Aberdeen Asia in 1992 and since then he has built the company into one of the largest and most well-respected managers of such assets globally. Hugh is a director of a number of group subsidiary companies and group-managed investment trusts and funds. Hugh graduated with a BA (Hons) in Politics from Exeter University.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund Aberdeen China A Share Equity Fund Aberdeen Emerging Markets Fund

Nicholas Yeo, CFA®, Director and Head of Equities

Nicholas Yeo is the Director and Head of China/Hong Kong Equities team at Aberdeen Standard Investments. Nicholas joined Aberdeen Asset Management in 2000 via the acquisition of Murray Johnstone. He was seconded to the London Global Emerging Market team for two years where he covered EMEA and Latin American companies, before returning to the Asian Equities team in Singapore in March 2004. In March 2007, he transferred to Hong Kong to lead Chinese equity research. Nicholas holds a BA (Hons) in Accounting and Finance from The University of Manchester and an MSc in Financial Mathematics from Warwick Business School. Nicholas is a CFA® charterholder.

Aberdeen China A Share Equity Fund

Flavia Cheong, CFA®, Head of Equities — Asia Pacific

Flavia Cheong is the Head of Asia Pacific Equities on the Asian Equities team at Aberdeen Standard Investments, where, as well as sharing responsibility for company research, she oversees regional portfolio construction. Before joining Aberdeen Asset Management in 1996, she was an economist with the Investment Company of the People’s Republic of China, and earlier with the Development Bank of Singapore. Flavia graduated with a BA in Economics and an MA (Hons) in Economics from the University of Auckland. She is a CFA charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund Aberdeen China A Share Equity Fund Aberdeen Emerging Markets Fund

Kristy Fong, CFA®, Senior Investment Director

Kristy Fong is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Kristy joined Aberdeen Asset Management in 2004 from UOB KayHian Pte Ltd where she was an Analyst. Kristy graduated with a BA (Hons) in Accountancy from Nanyang Technological University, Singapore and is a CFA® charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Pruksa Iamthongthong, CFA®, Senior Investment Director

Pruksa Iamthongthong is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. Pruksa joined Aberdeen Asset Management in 2007. Pruksa graduated with a BA in Business Administration from Chulalongkorn University, Thailand and is a CFA® charterholder.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

James Thom, Senior Investment Director

James Thom is a Senior Investment Director on the Asian Equities Team at Aberdeen Standard Investments. James joined Aberdeen Asset Management in 2010 from Actis, an Emerging Markets Private Equity firm, based in Singapore and covering Southeast Asia.  James graduated with an MBA from INSEAD, an MA from Johns Hopkins University and a BSc from University College London.

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Nicholas Chui, CFA®, Investment Director

Nicholas Chui is an Investment Director on the China/Hong Kong Equities Team at Aberdeen Standard Investments. Nicholas joined Aberdeen Asset Management in 2011 upon completion of an internship with the team in 2010. Nicholas holds a Bachelor of Accountancy from the Singapore Management University. Nicholas is a Chartered Accountant of Singapore and is a CFA® charterholder.

Aberdeen China A Share Equity Fund

Elizabeth Kwik, Investment Manager

Elizabeth Kwik is an Investment Manager on the China/Hong Kong Equities Team at Aberdeen Standard Investments. Elizabeth joined Aberdeen Asset Management in 2013. Elizabeth graduated with a Bachelor of Science in Economics from the London School of Economics.

Aberdeen China A Share Equity Fund

Devan Kaloo, Global Head of Equities

Devan Kaloo is Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Devan joined Aberdeen in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005. In 2015 he was promoted to Global Head of Equities and joined Aberdeen’s Group management board. Devan started in fund management with Martin Currie in 1994 covering Latin America, before subsequently working with the North American equities, global asset allocation and eventually the Asian equities teams. Devan graduated with an MA (Hons) in International Relations and Management from the University of St Andrews and has a postgraduate diploma in Investment Analysis from the University of Stirling.

Aberdeen Emerging Markets Fund

Joanne Irvine, Deputy Head of Global Emerging Markets

Joanne Irvine is Deputy Head of Global Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Joanne joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997. Prior to Aberdeen, Joanne was with Rutherford Manson Dowds (subsequently acquired by Deloitte), specializing in raising private equity and bank funding for private companies.

Aberdeen Emerging Markets Fund

Mark Gordon-James, CFA®, Investment Director

Mark Gordon-James is an Investment Director on the Global Emerging Markets Equity Team at Aberdeen Standard Investments. Mark joined Aberdeen Asset Management in 2004 from Merrill Lynch Investment Managers where he worked with the emerging markets team. Mark graduated with a BSc in Geography and Economics from the London School of Economics. Mark is a CFA Charterholder.

Aberdeen Emerging Markets Fund

Aberdeen Dynamic Dividend Fund, Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen International Equity Fund and Aberdeen International Small Cap Fund

Each of the Dynamic Dividend Fund, Global Equity Fund, Global Infrastructure Fund, International Equity Fund and International Small Cap Fund is managed by the Global Equity Team. The Global Equity Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser and Subadviser do not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser and Subadviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Teams are jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of the Funds:

Portfolio Manager	Funds

Dominic Byrne, CFA®, Head of Global Equities

Dominic is the Head of the Global Equity Team and he is also co-manager of the SLI Global Equity Impact SICAV at Aberdeen Standard Investments. Dominic joined Standard Life in 2000 as part of our UK Equity Team. In December 2008, he joined the Global Equity Team and has managed a range of global equity strategies. In 2018, Dominic was appointed Deputy Head of Global Equity at Aberdeen Standard Investments. Dominic graduated with a MEng in Engineering Science and is a CFA charterholder.

Aberdeen Dynamic Dividend Fund Aberdeen Global Equity Fund Aberdeen Global Infrastructure Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Bruce Stout, Senior Investment Director

Bruce Stout is a Senior Investment Director on the Global Equity Team at Aberdeen Standard Investments. Bruce joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Bruce has held a number of roles including Investment Manager on the Emerging Markets Team. Bruce graduated with a BA in Economics from the University of Strathclyde and completed a graduate training course with General Electric Company UK.

Aberdeen Dynamic Dividend Fund Aberdeen Global Equity Fund Aberdeen Global Infrastructure Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Jamie Cumming, CFA®, Senior Investment Director

Jamie Cumming is a Senior Investment Director on the Global Equity Team at Aberdeen Standard Investments.. Jamie joined Aberdeen via the acquisition of Edinburgh Fund Managers in 2003, where he was an Investment Manager on the Japanese Equities Team. Previously, Jamie worked for Grant Thornton Chartered Accountant and is a member of the Institute of Chartered Accountants in Scotland. Jamie graduated with a BA (Hons) from Strathclyde University and is a CFA Charterholder.

Aberdeen Dynamic Dividend Fund Aberdeen Global Equity Fund Aberdeen Global Infrastructure Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Samantha Fitzpatrick, CFA®, Investment Director

Samantha Fitzpatrick is an Investment Director on the Global Equity Team at Aberdeen Standard Investments. Samantha joined Aberdeen Asset Management in 2001 through the acquisition of Murray Johnstone where she was in the Performance & Risk Team. Samantha graduated with a BSc (Hons) in Mathematics from the University of Strathclyde and is a CFA Charterholder.

Aberdeen Global Equity Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Martin Connaghan, Investment Director

Martin Connaghan is an Investment Director on the Global Equity Team at Aberdeen Standard Investments. Martin joined Aberdeen in 2001, via the acquisition of Murray Johnstone. Martin has held a number of roles including Trader and SRI Analyst on the Global Equity Team; he also spent two years as a Portfolio Analyst on the Fixed Income Team in London.

Aberdeen Dynamic Dividend Fund Aberdeen Global Equity Fund Aberdeen Global Infrastructure Fund Aberdeen International Equity Fund Aberdeen International Small Cap Fund

Joshua Duitz, Senior Vice President, Global Equities

Josh Duitz is Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Josh is responsible for managing Aberdeen Global Infrastructure Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Dynamic Dividend Fund and the Aberdeen Dynamic Dividend Fund (AIFRX, AOD,AGD and ADVDX). Josh joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.

Aberdeen Dynamic Dividend Fund Aberdeen Global Infrastructure Fund

Aberdeen GARS® Fund

The GARS® Fund is managed by the Multi-Asset Team. The team works in a truly collaborative fashion. The team works in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Managers	Funds

Katy Forbes, CFA®, Investment Director,

Katy Forbes is an Investment Director in the Multi-Asset Investing team at Aberdeen Standard Investments. She is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team. She joined the Government bond team in 2008 as a secondary manager on the inflation-linked bond funds and was appointed primary manager of UK inflation-linked funds in 2010. Katy joined Standard Life Investments in 2001 holding various roles on the Treasury team and as Asset and Liability Manager for Standard Life Bank. She holds a BSc (1st class honors) from the University of Edinburgh and is a CFA charterholder.

Aberdeen GARS® Fund

Neil Richardson, Investment Director

Neil Richardson is an Investment Director at Aberdeen Standard Investments. Neil is a member of the Strategic Investment Group and is a member of the GARS portfolio construction team and contributes to the asset allocation of other portfolios managed within the Multi-Asset Team. Neil joined Standard Life Investments in October 2011, initially placed in the Credit team and then transitioning to the Multi Asset Investment Team in 2012. Previously, Neil was Head of UK Equities at Ignis, heading a 9-person team managing £8bn. Prior to that he spent 4 years at Citi on the Pan European Equities sales desk, where he was responsible for a large number of accounts, with widely differing investment styles. Neil also spent 9 years at Threadneedle Asset Management, where his strong fundamental analytical abilities were recognized with his promotion to Head of Pan European Research. Neil graduated with a MA (Hons) in Modern History and Politics from the University of Edinburgh.

Aberdeen GARS® Fund

Adam Rudd, CFA®, Investment Director

Adam Rudd is an Investment Director at Aberdeen Standard Investments. Adam is responsible for portfolio construction, strategy implementation, and idea generation. He is a member of the Strategic Investment Group which is responsible for approving ideas for use in all absolute return portfolios. Adam has been a member of the GARS portfolio management team since July 2013 and is the named fund manager for the GARS portfolios that require more intensive derivatives usage (Standard Life’s Staff Pension Scheme; the Strategic Investment Allocation portfolios managed for Standard Life Wealth; and the Integrated Liabilities-Plus Solution). Adam has been the portfolio manager for Standard Life Investments’ Tactical Asset Allocation overlay portfolio since November 2016. He is a member of the Multi-Asset Investing Global Investment Group which is responsible for making the tactical asset allocation decisions for multi-asset portfolios. And he is responsible for asset allocation within Standard Life’s UK Life, Irish Life and Irish Pension Assets. Previously, Adam worked at J.P. Morgan, where he was responsible for publishing equity derivatives research and investment ideas, both as a European Equity Derivatives Strategist in London (until 2010) and as a US Equity Derivatives Strategist in New York (until 2012). Adam graduated with a MA in Mathematics and Philosophy from the University of Edinburgh and is a CFA charterholder.

Aberdeen GARS® Fund

Scott Smith, CFA®, Investment Director

Scott Smith is an Investment Director within Multi-Asset Fund Management at Aberdeen Standard Investments and is a member of the Strategic Investment Group and the GARS portfolio construction team. Scott is also responsible for ensuring that asset allocation views are expressed effectively and consistently across a range of internal and third party funds. Previous experience involved implementation and oversight of derivative-based absolute return strategies across the business. Scott joined Standard Life Investments in 2006 as a performance analyst, working on a broad range of funds covering fixed-interest, equities and property. In 2010 he moved to the Multi-Asset Investing Team. Scott graduated with an MA (Hons) in Economics with Business Economics from University of Glasgow. He also has an MPhil in International Finance and Economic Policy from the University of Glasgow and has the Investment Management Certificate (IMC) and is a CFA Charterholder.

Aberdeen GARS® Fund

David Sol, Investment Director

David Sol is an Investment Director in the Multi-Asset Team at Aberdeen Standard Investments and has contributed trade ideas in equities (long/short), credit, foreign exchange, volatility and rates. His trades are a combination of both fundamental and quantitative investment strategies. As a member of the Strategic Investment Group he supports the idea generation and selection process of the multi-asset business. David joined Standard Life Investments in 2010 from Ravenscourt Capital Partners where he worked on long-short credit hedge funds. Previously, David worked for Lehman Brothers’ Principal and Structured Finance business valuing equity and debt stakes in various European businesses and managing the financing and securitisation for transactions in Italy, the Netherlands and the UK. David started his career as a junior investment consultant at Mercer and Watson Wyatt.

Aberdeen GARS® Fund

Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund

Each of the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund and is managed by the Alternatives and Multi-Asset Teams. The Alternatives and Multi-Asset Teams work in a truly collaborative fashion. The teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Managers	Funds

Russell Barlow, Global Head of Alternative Investment Strategies

Russell Barlow is the Global Head of Alternative Investment Strategies at Aberdeen Standard Investments, based in the company’s London office. He is chairman of the Alternatives Governance and Investment Committee and the Deputy Chair of the Pan Alternatives Investment Committee. Russell joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was Head of the Event Driven Strategy Team. Prior to joining the hedge fund investment team in 2000, Russell worked for Coutts & Co where he managed the UK Investment Valuation and Reporting team. Russell graduated with a BA in Geography from the University of Greenwich.

Aberdeen Diversified Alternatives Fund

Darren Wolf, CFA®, Global Head of Investments - Alternative Investment Strategies

Darren Wolf is a Senior Investment Manager and is the Global Head of Investments, Alternative Investment Strategies, at Aberdeen Standard Investments. As such Darren is responsible for working with and managing the investment team, which oversees hedge fund manager research, portfolio construction and top down strategy research. Darren joined Aberdeen via the acquisition of Arden Asset Management LLC in 2015 where he was the Director of Research and a member of Arden’s Investment Committee. At Arden, Darren was responsible for managing the day-to-day research activities of the firm. Previously, he was on the Investment Committee and the Head of Research at Robeco-Sage Investment Management, where he joined as a member of the investment team in 2001. Darren is a graduate of Yeshiva University’s Sy Syms School of Business where he studied Finance and advanced work in Management Information Systems. He is a CFA charterholder and a member of the New York Society of Security Analysts (NYSSA).

Aberdeen Diversified Alternatives Fund

Robert Minter, CFA®, CMT, CAIA, Investment Strategist

Robert Minter is an Investment Strategist in the Global Strategy Team at Aberdeen Standard Investments. Robert joined Aberdeen in 2007. Previously, he was employed by Emerald Capital Group, Ltd for eleven years as an analyst specializing in insurance company asset management and workout securities. Prior to Emerald, Robert worked at Fidelity Investments and The Vanguard Group. Robert graduated with a BA in Economics from Rutgers University. Robert is a CFA charterholder. He holds the Chartered Alternative Investment Analyst (CAIA) designation from CAIA Association and the Chartered Market Technician (CMT) designation from the Market Technicians Association. He is currently member of the New York Society of Security Analysts (NYSSA).

Aberdeen Diversified Alternatives Fund Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund

Kevin Lyons, Senior Investment Manager

Kevin Lyons is a Senior Investment Manager on the Alternative Investment Strategies team at Aberdeen Standard Investments. Kevin joined Aberdeen in 2012 from Attalus Capital where he was a senior analyst covering relative value strategies. Prior to Attalus, Kevin worked for Morgan Stanley and Goldman Sachs within their Prime Brokerage groups. Kevin graduated with a BSc in Finance from University of Scranton and an MBA with a concentration in Finance from Fordham University.

Aberdeen Diversified Alternatives Fund

Richard Dunbar, CFA®, Head of Research

Richard Dunbar is Head of Aberdeen’s Economic and Thematic Research team at Aberdeen Standard Investments. Richard joined Aberdeen Asset Management in 2014 as part of Scottish Widows Investment Partnership (SWIP) heritage where he had been part of the Investment Solutions team since 2013. Prior to this he held various roles in the UK and Global Equity teams since joining SWIP in 2000. Before joining SWIP, Richard worked for seven years with Blairlogie Capital Management as a portfolio manager for the UK and Europe. He started his career in 1989 as a UK portfolio manager with Murray Johnstone. Richard is a CFA Charterholder, holds a BAdmin (Hons) in Business Administration from the University of Dundee and is an Associate of the CFA Society of the UK. Richard is also a past Chairman of the CFA Society of the UK and an Advisor to the Centre for Finance and Investment at Heriot Watt University.

Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund

Karolina Noculak, CFA®, Investment Manager

Karolina Noculak is an Investment Manager in the Global Strategy team at Aberdeen Standard Investments. Karolina joined Aberdeen Asset Management following the SWIP acquisition in April 2014. Karolina joined SWIP in 2008 as a Trainee Portfolio Manager on the UK Equities desk. She later moved on to the Global Equities desk where she worked as a Portfolio Manager, managing concentrated North American funds. She was also responsible for researching stocks within the global consumer sector. Before joining SWIP she gained experience in the Scottish Widows compliance and governance team. Karolina graduated with a BA (Hons) in Accounting and Finance from Napier University and an MA in Financial Management from the University of Economics, Wroclaw. She also holds the Investment Management Certificate and is a CFA charterholder.

Aberdeen Diversified Income Fund Aberdeen Dynamic Allocation Fund

Aberdeen Intermediate Municipal Income Fund, Aberdeen Short Duration High Yield Municipal Fund and Aberdeen Ultra Short Municipal Income Fund

Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed by the U.S. Municipal Team. The U.S. Municipal Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Managers	Funds

Jonathan Mondillo, Head of Municipals

Mr. Mondillo, Head of Municipals, is a Senior Portfolio manager on the US Fixed Income Team responsible for the management of the Tax-Exempt Municipal portfolios.  He joined Aberdeen Standard Investments in 2018 following the acquisition of the municipal strategies from Alpine Woods Capital Investors, LLC. From 2008 to 2018, Mr. Mondillo was employed by Alpine as its Head of Fixed Income Trading as well as a portfolio manager. Prior to joining Alpine, Mr. Mondillo worked as an analyst within Fidelity Capital Markets’ Fixed Income Trading Group. Mr. Mondillo has a Bachelor’s degree from Bentley University.

Aberdeen Intermediate Municipal Income Fund Aberdeen Short Duration High Yield Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Lesya Paisley, CFA®, Investment Director

Lesya Paisley is an Investment Director on the North American Fixed Income team at Aberdeen Standard Investments. Her primary areas of responsibility include US Corporates and Taxable Municipals. Previously, Lesya spent over ten years in credit research covering various industrial sectors. Lesya joined Aberdeen via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. She had been with DeAM from September 2003. Lesya graduated with a BS from the University of Virginia, McIntire School of Commerce and is a CFA charterholder.

Aberdeen Intermediate Municipal Income Fund Aberdeen Short Duration High Yield Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Mark Taylor, Investment Director

Mark Taylor is an Investment Director and Head of Municipal Bond Research at Aberdeen Standard Investments. Mark joined Aberdeen Standard Investments as a result of an agreement with Alpine Woods Capital Investors, LLC to transfer certain assets related to the investment management business of Alpine in May 2018. Mark joined Alpine in February 2012 as Head of Municipal Bond Research and was made a Portfolio Manager in May 2013. Mark is a public-finance industry veteran with over 28 years of muni fixed income experience. Previously, Mark was a VP at Barclays Capital in the global financial risk management team, where his group managed an over $5 billion portfolio of municipal liquidity facilities and LOCs. As the senior group member, he was responsible for high yield credits, all high profile credits, and assigning trading limits/credit analysis for all Supranational banks (i.e. World Bank, International Monetary Fund — IMF), World Trade Organization (WTO), as well as the United Nations and its umbrella organizations. Earlier, Mark was a VP at MBIA on the insured portfolio management team where he oversaw a $375 billion municipal insured portfolio, including workout strategies. He began the first six years of his career as a muni bond analyst at Moody’s Investors Service. Mark earned his BS in Business Administration with a concentration in Finance and Insurance from Northeastern University.

Aberdeen Intermediate Municipal Income Fund Aberdeen Short Duration High Yield Municipal Fund Aberdeen Ultra Short Municipal Income Fund

Aberdeen Emerging Markets Debt Fund

The Emerging Markets Debt Fund is managed by the Global Emerging Markets Debt team (“EMD team”). A fundamental top-down analysis is the foundation of the Adviser’s and Subadviser’s investment process for the Fund.

The portfolio management teams follow a disciplined investment process that applies daily information flow into investment recommendations, portfolio construction, and risk management. The process is designed to seek to highlight total return opportunities across all emerging debt markets.

The EMD team is jointly and primarily responsible for the day-to-day management of the Fund with the following portfolio managers having the most significant responsibility for the day-to-day management of the Fund:

Portfolio Managers	Funds

Brett Diment, Head of Global Emerging Market Debt

Brett Diment is the Head of Emerging Markets Debt at Aberdeen Standard Investments. Brett joined Aberdeen Asset Management via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005, where he held the same role since 1999. Brett joined Deutsche Asset Management in 1991 as a graduate and began researching emerging markets in 1995. Brett graduated with a BSc from the London School of Economics.

Aberdeen Emerging Markets Debt Fund

Edwin Gutierrez, Head of Emerging Market Sovereign Debt

Edwin is the Head of Emerging Market Sovereign Debt at Aberdeen Standard Investments. Edwin joined Aberdeen Standard Investments via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005, where he held the same role since joining Deutsche in 2000. Edwin joined Deutsche Asset Management from Invesco Asset Management where he was an emerging debt portfolio manager. Prior to that, Edwin was a Latin American economist at LGT Asset Management. Edwin graduated with an MS in International Affairs from Georgetown University and BA in International Political Economy from the University of California, Berkeley.

Aberdeen Emerging Markets Debt Fund

Kevin Daly, Investment Director

Kevin Daly is an Investment Director on the EMD team at Aberdeen Standard Investments. Kevin joined Aberdeen Asset Management in 2007 having spent the previous ten years at Standard & Poor’s in London and Singapore. During that time Kevin worked as a Credit Market Analyst covering global emerging debt, and was Head of Origination for Global Sovereign Ratings. Kevin was a regular participant on the Global Sovereign Ratings Committee, and was one of the initial members of the Emerging Market Council, formed in 2006 to advise senior management on business and market developments in emerging markets.  Kevin graduated with a BA in English Literature from the University of California, Los Angeles.

Aberdeen Emerging Markets Debt Fund

Viktor Szabó, CFA®, Investment Director

Viktor Szabó is an Investment Director on the EMD team at Aberdeen Standard Investments. Viktor joined Aberdeen Asset Management via the acquisition of certain asset management businesses from Credit Suisse Asset Management in 2009. Previously, Viktor worked for Credit Suisse Asset Management Hungary as country Chief Investment Officer. Prior to that, Viktor worked for the National Bank of Hungary as the Head of Market Analysis team. Viktor graduated with an MSc in Economics from the Corvinus University of Budapest. Viktor is a CFA Charterholder.

Aberdeen Emerging Markets Debt Fund

Andrew Stanners, Investment Director

Andrew is an Investment Director on the EMD team at Aberdeen Standard Investments. Andrew joined Aberdeen Asset Management via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses in 2005. Andrew held a similar role at Deutsche Asset Management, which he re-joined in 2004 following a short appointment as an Analyst at Cheyne Capital. Andrew initially joined Deutsche Asset Management in 2001. Andrew graduated with a BA joint honours in Economics and Economic History from York University.

Aberdeen Emerging Markets Debt Fund

International Real Estate Equity Fund and Realty Income & Growth Fund

Each of the International Real Estate Equity Fund and Realty Income & Growth Fund is managed by the Global Real Estate Team. The Global Real Estate Team works in a truly collaborative fashion; all team members have both portfolio construction and research responsibilities. Teams work in an open floor plan environment in an effort to foster communication among all members. The Adviser does not believe in having star managers, instead preferring to have both depth and experience within the team. Depth of team members allows the Adviser to perform the diligent research required by the Adviser’s process. The experience of senior managers provides the confidence needed to take a long-term view.

The Team is jointly and primarily responsible for the day-to-day management of the Funds, with the following members having the most significant responsibility for the day-to-day management of each Fund, as indicated:

Portfolio Managers	Funds

Jay Carlington, CFA®, REIT Analyst

Mr. Carlington is responsible for providing research and analysis for U.S. and Latin American real estate markets. Specifically, Mr. Carlington has coverage of the U.S. regional mall, shopping center, apartment, and single family rental sectors as well as Mexican and Brazilian markets. Mr. Carlington has worked in the financial services industry for 16 years, joining Standard Life Investments in 2017 from Green Street Advisors, a boutique investment bank, where he was a sell-side analyst covering the shopping center REIT sector. Prior to Green Street, Jay was a sell-side analyst at Credit Suisse covering the retailer sector. He graduated from Pace University  with a BBA in Finance and is a CFA charterholder.

Aberdeen Realty Income & Growth Fund

Svitlana Gubriy, Head of Global REIT Funds

Previously with Standard Life plc, Ms. Gubriy joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Ms. Gubriy is Head of Global REIT Funds at Aberdeen Standard Investments. She is responsible for the global listed real estate team’s investments across a number of global and regional listed real estate mandates. In addition to her role as head of the team, Ms. Gubriy’s responsibilities include managing investments, identifying new investment opportunities, and implementing our strategy for listed real estate. In addition, she is responsible for the fundamental equity research of listed real estate companies as well as analysis of underlying real estate markets across a range of geographies, including Europe, North America, Australia and Asia.   Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine). Ms. Gubriy graduated with a Diploma with Honours in Applied Mathematics, an MA in Applied Economics, and an MBA from Simon Business School University of Rochester. Ms. Gubriy also holds the Investment Management Certificate (IMC). Ms. Gubriy speaks English, Ukrainian and Russian.

Aberdeen International Real Estate Equity Fund Aberdeen Realty Income & Growth Fund

Bill Pekowitz, REIT Analyst / Portfolio Manager

Previously with Standard Life plc, Mr. Pekowitz joined Aberdeen Standard Investments as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Mr. Pekowitz is responsible for providing research and analysis of North American real estate markets. Specifically, Mr. Pekowitz has coverage of the Office, Industrial, Storage, Healthcare, Manufactured Homes and Triple Net sectors in the US and the Canadian markets. Mr. Pekowitz has worked in the financial services industry for twenty years, joining Aberdeen Standard Investments in 2012 from Cornerstone Real Estate Advisors, where he was a buy-side analyst covering listed real estate companies in the US and Canada. Prior to this, Mr. Pekowitz was a sell-side analyst at Prudential Equity Group, covering the residential and healthcare REIT sectors. Bill graduated from Wake Forest University with a BS in Business and Economics.

Realty Income & Growth Fund

Jon Stewart, CFA®, Fund Manager

Mr. Stewart joined the Listed Real Estate team in 2015 from Liberum — a boutique investment bank — where he was a sell-side analyst covering listed real estate companies in the UK and Continental Europe. Prior to this, Mr. Stewart worked in a similar role at Espirito Santo Investment Bank. He started his career at Ignis Asset Management as part of the UK equity team where he covered the real estate, technology and telecoms sectors. Mr. Stewart is responsible for providing research and analysis of the UK and continental European real estate markets. He is also responsible for fund management of the dedicated UK and Continental European regional mandates managed by the Global REIT team. He has worked in the investment industry for 12 years and is a CFA charterholder.

International Real Estate Equity Fund

Toshio Tangiku, REIT Analyst

Mr. Tangiku is responsible for providing research and analysis of the Asian Pacific real estate market, with a particular focus on Japan, Hong Kong, Singapore and Australia. Mr. Tangiku began his career as a management consultant in the United States, where he worked in the strategy and operations group at Deloitte Consulting, after which he returned to Hong Kong and spent seven years with Lasalle Investment Management covering the listed real estate sector of Japan and Singapore. He joined Standard Life Investments in 2014.

International Real Estate Equity Fund

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund(s) managed by the portfolio manager, if any.

Multi-Manager Structure

The Adviser and the Trust have received an exemptive order from the Securities and Exchange Commission for a multi-manager structure that allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate a subadviser (excluding hiring a subadviser which is an affiliate of the Adviser) without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser with the approval of the Board of Trustees, but without shareholder approval.

If a new unaffiliated subadviser is hired for a Fund, shareholders will receive information about the new subadviser within 90 days of the change. The multi-manager structure allows the Funds greater flexibility enabling them to operate more efficiently.

Under the multi-manager structure, the Adviser has ultimate responsibility, subject to oversight by the Board of Trustees, for overseeing a Fund’s subadviser(s) and recommending to the Board of Trustees the hiring, termination or replacement of a subadviser. In instances where the Adviser hires a subadviser, the Adviser performs the following oversight and evaluation services to a subadvised Fund:

•                       initial due diligence on prospective Fund subadvisers;

•                       monitoring subadviser performance, including ongoing analysis and periodic consultations;

•                       communicating performance expectations and evaluations to the subadvisers; and

•                       making recommendations to the Board of Trustees regarding renewal, modification or termination of a subadviser’s contract.

The Adviser does not currently utilize un-affiliated subadvisers in reliance on this exemptive order for any of the Funds described in this Prospectus. Where the Adviser does recommend subadviser changes, the Adviser periodically provides written reports to the Board of Trustees regarding its evaluation and monitoring of the subadviser. Although the Adviser monitors the subadviser’s performance, there is no certainty that any subadviser or Fund will obtain favorable results at any given time.

Investing with Aberdeen Funds

Shares of the Funds have not been registered for sale outside of the United States and its territories.

Share Classes

A Note About Share Classes

The following sections provide more information about the share classes offered by a Fund, as applicable.

An investment in any share class of a Fund represents an investment in the same assets of the Fund. However, the fees, sales charges and expenses for each share class are different. The different share classes simply let you choose the cost structure that is right for you. The fees and expenses for each Fund are set forth in the Fund Summary.

Choosing a Share Class

When selecting a share class, you should consider the following:

•                       which share classes are available to you;

•                       how long you expect to own your shares;

•                       how much you intend to invest;

•                       total costs and expenses associated with a particular share class; and

•                       whether you qualify for any reduction or waiver of sales charges.

Your financial advisor can help you to decide which share class is best suited to your needs and for which you qualify.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Your financial intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the policies, procedures and practices adopted by your financial intermediary.  You should review these arrangements with your financial intermediary.

The table below provides a comparison of Class A, Class A1 and Class C shares. Class A and Class C shares are generally available to all investors; however, share class availability depends upon your financial intermediary’s policies and procedures. Class A1 shares are available to investors purchasing shares through financial intermediaries who make Class A1 shares available on their brokerage platform. In addition to Class A, A1 and/or Class C, the Funds also offer Class R, Institutional Service Class and/or Institutional Class shares, as applicable. Class R, Institutional Service Class and Institutional Class shares are subject to different eligibility requirements, fees and expenses, may have different minimum investment requirements, and may be entitled to different services. For eligible investors, Class R, Institutional Service Class and Institutional Class shares may be more suitable than Class A, Class A1 or Class C shares. However, an investor transacting in Institutional Class shares or Institutional Service Class shares may be required to pay a commission to a broker that is not described in this prospectus. Contact your broker for more information about the commissions that your broker may charge.

Before you invest, compare the features of each share class, so that you can choose the class that is right for you. We describe each share class in detail on the following pages. Your financial advisor can help you with this decision. When you buy shares, be sure to specify the class of shares. If you do not choose a share class, your investment will be made in Class A shares. If you are not eligible for the class you have selected, your investment may be refused. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund’s investment objectives, principal investment strategies and principal risks to determine if a Fund and which share class is most appropriate for your situation.

Comparing Class A, Class A1 and Class C Shares

Class A Shares

Front-end sales charge up to 5.75% (equity funds), 3.00% (Emerging Markets Debt Fund and GARS® Fund), 2.50% (Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund) and 0.50% (Ultra Short Municipal Income Fund) for Class A Shares

The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

Contingent deferred sales charge (CDSC) up to 1.00% (1)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	Total annual operating expenses are lower than Class C expenses which means higher dividends and/or NAV per share. No conversion feature. No maximum investment amount.

Class A1 Shares (for Ultra Short Municipal Fund only)

Front-end sales charge up to 0.50% for Class A1 Shares	The offering price of the shares includes a front-end sales charge which means that a portion of your initial investment goes toward the sales charge and is not invested.

CDSC up to 0.25% (2)	Reduction and waivers of sales charges may be available.

Annual service and/or 12b-1 fee of 0.25% Administrative services fee of up to 0.25%	No conversion feature. No maximum investment amount. Only available for purchase through financial intermediaries.
Class C Shares

No front-end sales charge.	No front-end sales charge means your full investment immediately goes toward buying shares.

CDSC of 1.00% (3)	No reduction of CDSC, but waivers may be available. The CDSC declines to zero after one year.

Annual service and/or 12b-1 fee of 1.00% No administrative services fee

Total annual operating expenses are higher than Class A expenses, which means lower dividends and/or NAV per share.

Converts to Class A shares after approximately 10 years.

Maximum investment amount of $1,000,000 (4). Larger investments may be rejected.

(1)                     Unless you are otherwise eligible to purchase Class A shares without a sales charge, for all Funds, except the Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (up to 0.75% for the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and up to 0.50% of the U.S. Small Cap Equity Fund prior to May 1, 2017) will be charged on Class A shares redeemed within 18 months of purchase (12 months for the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund) if you paid no sales charge on the original purchase and a finder’s fee was paid. Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.

(2)                     Unless you are otherwise eligible to purchase Class A1 shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A1 shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

(3)                     A 1.00% CDSC will be assessed when Class C shares are redeemed within 12 months of purchase; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

(4)                     This limit was calculated based on a one-year holding period.

Class A and Class A1 Shares

Front-End Sales Charges For Class A Shares (other than Emerging Markets Debt Fund, GARS® Fund, Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*            The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**     Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares of Emerging Markets Debt Fund and GARS® Fund

	Sales Charge as a Percentage of		Dealer Commission
		Net Amount Invested	as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price
Less than $100,000	3.00%	3.10%	2.50%
$100,000 up to $250,000	2.50	2.56	2.00
$250,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None	**

*            The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**     Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A Shares of Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

	Sales Charge as a Percentage of
		Net Amount Invested	Dealer Commission as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price
Less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 up to $4 million	None	None	None	**

*            The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**     Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Front-End Sales Charges for Class A and Class A1 Shares of Ultra Short Municipal Income Fund

Sales Charge as a Percentage of
		Net Amount Invested	Dealer Commission as Percentage of
Amount of Purchase	Offering Price*	(Approximately)	Offering Price
Less than $250,000	0.50%	0.50%	0.50	%**
$250,000 or more	None	None	None	***

*                 The offering price of Class A Shares of the Fund is the next determined NAV per share plus the initial sales charge listed in the table above which is paid to the Fund’s distributor at the time of purchase of shares.

**          Class A shares of the Ultra Short Municipal Income Fund are not eligible for a finder’s fee.

***   Dealer may be eligible for a finder’s fee as described in “Purchasing Class A Shares without a Sales Charge” below.

Reduction and Waiver of Class A and Class A1 Sales Charges

If you qualify for a reduction or waiver of Class A or Class A1 sales charges, you must notify Customer Service, your financial intermediary or other intermediary at the time of purchase and must also provide any required evidence showing that you qualify. The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher. The current value of shares is determined by multiplying the number of shares by their current NAV. In order to obtain a sales charge reduction, you may need to provide your financial intermediary or the Fund’s transfer agent, at the time of purchase, with information regarding shares of the Funds held in other accounts which may be eligible for aggregation. Such information may include account statements or other records regarding shares of the Funds held in (i) all accounts (e.g., retirement accounts) with the Funds and your financial intermediary; (ii) accounts with other financial intermediaries; and (iii) accounts in the name of immediate family household members (spouse and children under 21). You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Otherwise, you may not receive the reduction or waiver. See “Reduction of Class A and Class A1 Sales Charges”, “Waiver of Class A and Class A1 Sales Charges” and “Broker-Defined Sales Charge Waiver Policies” sections on pages 190, 190 and 255, respectively, of the prospectus, and “Reduction of Class A and Class A1 Sales Charges” in the SAI for more information. Information regarding breakpoints is available free of charge by visiting https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Reduction of Class A and Class A1 Sales Charges

Investors may be able to reduce or eliminate front-end sales charges on Class A and Class A1 shares through one or more of these methods:

•                       A Larger Investment. The sales charge decreases as the amount of your investment increases.

•                       Rights of Accumulation. To qualify for the reduced Class A or Class A1 sales charge that would apply to a larger purchase than you are currently making (as shown in the tables above), you and other family members living at the same address can add the value of any Class A, Class A1 or Class C shares in the Trust (each, an “Aberdeen Fund” and collectively, the “Aberdeen Funds”) and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Class A or Class A1 purchase, as applicable.

•                       Share Repurchase Privilege. If you redeem Fund shares from your account, you qualify for a one-time reinvestment privilege. You may reinvest some or all of the proceeds in shares of the same class without paying an additional sales charge within 30 days of redeeming shares on which you previously paid a sales charge. (Reinvestment does not affect the amount of any capital gains tax due. However, if you realize a loss on your redemption and then reinvest all or some of the proceeds, all or a portion of that loss may not be tax deductible.)

•                       Letter of Intent Discount. If you declare in writing that you or a group of family members living at the same address intend to purchase at least $50,000 in Class A shares (at least $100,000 in Class A shares of the Emerging Markets Debt Fund, GARS® Fund, Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and at least $250,000 in Class A or Class A1 shares of the Ultra Short Municipal Income Fund) during a 13-month period, your sales charge is based on the total amount you intend to invest. You can also combine your holdings of Class A, Class A1 and Class C shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent. You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Waiver of Class A and Class A1 Sales Charges

The following purchasers qualify for a waiver of front-end sales charges on Class A and Class A1 shares:

•                  “Retirement Plans”;

•                  “Retirement Plans” include 401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), defined benefit plans, and other similar employer sponsored retirement and benefit plans.

“Retirement Plans” do not include individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one-person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.

•                  investment advisory clients of the Adviser’s affiliates;

•                  any life insurance company separate account registered as a unit investment trust;

•                  directors, officers, full-time employees (and their spouses, children or immediate relatives) of companies that may be affiliated with the Adviser from time to time;

•                  directors, officers, full-time employees and sales representatives and their employees of a broker-dealer that has a dealer/selling agreement with the Funds’ distributor;

•                  investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•                  financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Sales charges are waived on shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

The SAI lists additional information regarding investors eligible for sales charge waivers.

Purchasing Class A and Class A1 Shares Without a Sales Charge

Purchases of $1 million or more of Class A shares (or $250,000 or more of Class A shares  of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and Class A and Class A1 shares of the Ultra Short Municipal Income Fund) have no front-end sales charge. You can purchase $1 million or more (or $250,000 or more) in Class A and Class A1 shares in one or more Aberdeen Funds (including the Funds in this prospectus) at one time. Or, you can utilize the Rights of Accumulation Discount and Letter of Intent Discount as described above. However, a contingent deferred sales charge (CDSC) may apply when you redeem your shares in certain circumstances (see “Contingent Deferred Sales Charges on Certain Redemptions of Class A and Class A1 Shares”).

Other than with respect to the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, a CDSC of up to 1.00% (of up to 0.50% or 1.00%, as described below, for U.S. Small Cap Equity Fund) applies to purchases of $1 million or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 18 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

For the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund, a CDSC of up to 0.75% (0.25% for Class A1 shares of the Ultra Short Municipal Income Fund) applies to purchases of $250,000 or more of Class A Shares if a “finder’s fee” is paid by the Funds’ distributor or Adviser to your financial advisor or intermediary and you redeem your shares within 12 months of purchase. The CDSC covers the finder’s fee paid to the selling dealer.

The CDSC does not apply:

•                       if you are eligible to purchase Class A or Class A1 shares without a sales charge for another reason; or

•                       if no finder’s fee was paid; or

•                       to shares acquired through reinvestment of dividends or capital gains distributions.

Class A shares of the Ultra Short Municipal Income Fund are not subject to a CDSC.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares (other than the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

Amount of Purchase	Amount of CDSC
$1 Million up to $4 Million	1.00%*
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

* The maximum CDSC applicable to purchases of the U.S. Small Cap Equity Fund made prior to May 1, 2017 is 0.50%. Effective May 1, 2017, the maximum CDSC is 1.00%.

Contingent Deferred Sales Charge on Certain Redemptions of Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

Amount of Purchase	Amount of CDSC
$250,000 up to $4 Million	0.75%
$4 Million up to $25 Million	0.50%
$25 Million or More	0.25%

Class A1 Shares of the Ultra Short Municipal Income Fund

Amount of Purchase	Amount of CDSC
$250,000 or more	0.25%

A shareholder may be subject to a CDSC if he or she did not pay an up-front sales charge and redeems Class A shares within 18 months of the date of purchase (within 12 months of the date of purchase for the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund, or with respect to Class A1 of the Ultra Short Municipal Income Fund). Any CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC you pay. Please see “Waiver of Contingent Deferred Sales Charges-Class A, Class A1 and Class C Shares” for a list of situations where a CDSC is not charged. The CDSC of Class A or Class A1 shares for the Funds in this prospectus are described above; however, the CDSC for Class A or Class A1 shares of other Funds of the Trust may be different and are described in their respective prospectuses. If you purchase more than one Fund of the Trust and subsequently redeem those shares, the amount of the CDSC is based on the specific combination of Funds purchased and is proportional to the amount you redeem from each Fund.

Waiver of Contingent Deferred Sales Charges — Class A, Class A1 and Class C Shares

The CDSC may be waived on:

•                  the redemption of Class A, Class A1 or Class C shares purchased through reinvested dividends or distributions;

•                  Class A, Class A1 or Class C shares sold following the death or disability of a shareholder, provided the redemption occurs within one year of the shareholder’s death or disability;

•                  mandatory withdrawals of Class A, Class A1 or Class C shares from traditional IRA accounts after age 72 (70½ if you reach 70 ½  before January 1, 2020) and for other required distributions from retirement accounts;

•                  redemptions of Class C shares from “Retirement Plans,” as defined on pages 190-191, if no commission was paid by the Adviser on the purchase of the shares being redeemed; and

•                  redemptions of Class C shares purchased through financial intermediaries who did not receive advanced sales commission payments.

If a CDSC is charged when you redeem your Class C shares, and you then reinvest the proceeds in Class C shares within 30 days, shares equal to the amount of the CDSC are re-deposited into your new account.

If you qualify for a waiver of a CDSC, you must notify Customer Service, your financial advisor or intermediary at the time of purchase and must also provide any required evidence showing that you qualify. Your financial intermediary may not have the capability to waive such sales charges or may have its own sales charge waiver policies; for more complete information, see “Broker-Defined Sales Charge Waiver Policies” on page 255 of this prospectus.

Class C Shares

Class C shares may be appropriate if you are uncertain how long you will hold your shares. If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1% unless you qualify for a waiver; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

For Class C shares, the CDSC is based on the original purchase price or the current market value of the shares being redeemed, whichever is less. If you redeem a portion of your shares, shares that are not subject to a CDSC are redeemed first, followed by shares that you have owned the longest. This minimizes the CDSC that you pay.  See “Waiver of Contingent Deferred Sales Charges - Class A, Class A1 and Class C Shares” for a list of situations where a CDSC may be waived.

The Fund’s distributor or Adviser may compensate broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales.  Pursuant to financing arrangements with the Fund’s distributor, the Adviser may advance 1.00% of the purchase price of Class C shares, at the time of purchase, to selling brokers, dealers, or other financial intermediaries that have entered into distribution agreements with the distributor. Such advance will be from the Adviser’s own resources. During the period the CDSC is applicable with respect to such shares, the Class C Rule 12b-1 fees (as described in the section entitled “Sales Charges and Fees — Distribution and Service Fees”) attributable to those shares will be paid to the Adviser in satisfaction of the advance. If a CDSC is not (or is no longer) applicable with respect to such shares, the Class C Rule 12b-1 fees attributable to those shares will be paid to the selling broker, dealer or other financial intermediary.

Conversion of Class C Shares to Class A Shares

Effective February 28, 2019 (the “Effective Date”), Class C shares of a Fund will automatically convert to Class A shares of the same Fund approximately 10 years from the purchase date. All conversions from Class C shares to Class A shares will be based on the per share net asset value without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.

For Class C shares that have been acquired through an exchange from another Aberdeen Fund, the purchase date is calculated from the date the shares were originally purchased in the other Aberdeen Fund. When Class C shares that a shareholder acquired through a purchase or exchange convert to Class A shares, any Class C shares that the shareholder acquired through reinvestment of dividends and distributions related to the shares being converted also will convert to Class A shares on a pro rata basis.

Certain financial intermediaries currently do not have the ability to track an individual shareholder’s holding periods and, therefore, may not know how long a shareholder has held Class C shares. If a shareholder holds Class C shares through a financial intermediary in an omnibus account, it is the responsibility of the shareholder or financial intermediary to notify the Fund that the shareholder is eligible for the conversion of Class C shares to Class A shares, and the shareholder or financial intermediary may be required to provide the Fund with records that substantiate the holding period of Class C shares. In these circumstances, it is the financial intermediary’s (and not the Fund’s) responsibility to keep records and to ensure that the shareholder is credited with the proper holding period. Please consult with your financial intermediary.

Share Classes Available Only to Institutional Accounts

Certain Funds offer Institutional Service Class and Class R shares. All of the Funds offer Institutional Class shares. Only certain types of entities and selected individuals are eligible to purchase shares of these classes.

If an institution or retirement plan has hired an intermediary and is eligible to invest in more than one class of shares, the intermediary can help determine which share class is appropriate for that retirement plan or other institutional account. Plan fiduciaries should consider their obligations under ERISA when determining which class is appropriate for the retirement plan.

Other fiduciaries should also consider their obligations in determining the appropriate share class for a customer including:

•                       the level of distribution and administrative services the plan requires;

•                       the total expenses of the share class; and

•                       the appropriate level and type of fee to compensate the intermediary. An intermediary may receive different compensation depending on which class is chosen.

Class R Shares

Class R shares are available to retirement plans including:

•                       401(a) plans;

•                       401(k) plans;

•                       457 plans;

•                       403(b) plans;

•                       profit sharing and money purchase pension plans;

•                       defined benefit plans;

•                       non-qualified deferred compensation plans; and

•                       other retirement accounts in which the retirement plan or the retirement plan’s financial services firm has an agreement with the Fund, the Funds’ Adviser or the Funds’ distributor to use Class R shares.

The above-referenced plans are generally small and mid-sized retirement plans that have at least $1 million in assets and shares held through omnibus accounts that are represented by an intermediary such as a broker, third-party administrator, registered investment adviser or other plan service provider.

Class R shares are not available to:

•                       institutional non-retirement accounts;

•                       traditional and Roth IRAs;

•                       Coverdell Education Savings Accounts;

•                       SEPs and SAR-SEPs;

•                       SIMPLE IRAs;

•                       one-person Keogh plans;

•                       individual 403(b) plans; or

•                       529 Plan accounts.

Institutional Service Class Shares

Institutional Service Class shares are available for purchase only by the following:

•                       retirement plans advised by financial professionals who are not associated with brokers or dealers primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

•                       retirement plans for which third-party administrators provide recordkeeping services and are compensated by the Funds for these services;

•                       a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are part of a program that collects an administrative services fee;

•                       registered investment advisers investing on behalf of institutions and high net worth individuals.  This may also include registered investment advisers as well as financial intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•                       financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Service Class shares through a no-transaction fee platform; or

•                       life insurance separate accounts using the investment to fund benefits for variable annuity contracts issued to governmental entities as an investment option for 457 or 401(k) plans.

Institutional Class Shares

Institutional Class shares are available for purchase only by the following:

•                       funds of funds offered by affiliates of the Funds;

•                       retirement plans for which no third-party administrator receives compensation from the Funds;

•                       institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries; and related retirement plans;

•                       rollover individual retirement accounts from such institutional advisory accounts;

•                       a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative service fees to the financial institution;

•                       registered investment advisers investing on behalf of institutions and high net-worth individuals. This may also include registered investment advisers as well as financial  intermediaries with clients enrolled in certain fee-based/advisory platforms where compensation for advisory services is derived exclusively from clients;

•                       financial intermediaries that have entered into an agreement with the Distributor to offer Institutional Class shares through a no-transaction fee platform;

•                       high net-worth individuals who invest directly without using the services of a broker, investment adviser or other financial intermediary; or

•                       brokerage platforms of firms that have agreements  with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Institutional Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.

Sales Charges and Fees

Sales Charges

Sales charges, if any, are paid to the Funds’ distributor. These fees are either kept or paid to your financial advisor or other intermediary.

Distribution and Service Fees

Each Fund has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940 with respect to Class A, Class A1, Class C and Class R shares, which permits Class A, Class A1, Class C and Class R shares of the Funds (if applicable) to compensate the Funds’ distributor or any other entity approved by the Board of Trustees (collectively, “payees”) for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Funds’ distributor and are either kept or paid to your financial advisor or other intermediary for distribution and shareholder services. Institutional Class and Institutional Service Class shares pay no 12b-1 fees.

These 12b-1 fees are in addition to applicable sales charges and are paid from the Funds’ assets on an ongoing basis. The 12b-1 fees are accrued daily and paid monthly. As a result, 12b-1 fees increase the cost of your investment and over time may cost more than other types of sales charges. Under the Distribution Plan, Class A, Class A1, Class C and Class R shares pay the Funds’ distributor annual amounts not exceeding the following:

As a % of
Class	Daily Net Assets
Class A	0.25%
(distribution or service fee)
Class A1	0.25%
(distribution or service fee)
Class C	1.00%
(0.25% service fee)
Class R	0.50% (0.25% of which will be a distribution fee and 0.25% of which will be a service fee)

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/sub-transfer agent expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board of Trustees. (These fees may be in addition to the Rule 12b-1 fees described above.)  Sub-transfer agency fees generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class A1, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees.  Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class A1, Class R and Institutional Service Class shares (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis); however, many intermediaries do not charge the maximum permitted fee or even a portion thereof.  Class C and Institutional Class shares may also pay for the services described above directly and not pursuant to an Administrative Services Plan.

Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in such share class over time and may cost you more than paying other types of fees.

Revenue Sharing

The Adviser and/or its affiliates (collectively, “Aberdeen”) may make payments for marketing, promotional or related services provided by broker-dealers and other financial intermediaries that sell shares of the Trust or which include them as investment options for their respective customers. The Adviser may also pay and/or reimburse sub-transfer agency fees or portions thereof to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board.

These payments, or a portion of these payments in certain instances, are often referred to as “revenue sharing payments.” The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the broker-dealer or other financial intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds on a recommended or preferred list and/or access to an intermediary’s personnel and other factors. Current revenue sharing payments have various structures and typically may be made in one or more of the following forms, one time payments of up to 0.25% on gross sales, asset-based payments of up to 0.23%, one time ticket charges pertaining to purchases placed through advisory platforms, flat fees or minimum aggregate fees of up to $75,000 annually. These amounts are subject to change at the discretion of Aberdeen. Revenue sharing payments are paid from Aberdeen’s own legitimate profits and other of its own resources (not from the Funds) and may be in addition to any Rule 12b-1 payments that are paid to broker-dealers and other financial intermediaries. The Board of Trustees will monitor these revenue sharing arrangements as well as the payment of advisory fees paid by the Funds to ensure that the levels of such advisory fees do not involve the indirect use of the Funds’ assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by Aberdeen, and not from the Funds’ assets, the amount of any revenue sharing payments is determined by Aberdeen.

In addition to the revenue sharing payments described above, Aberdeen may offer other incentives to sell shares of the Funds in the form of sponsorship of educational or other client seminars relating to current products and issues, assistance in training or educating an intermediary’s personnel, and/or entertainment or meals. These payments may also include, at the direction of a retirement plan’s named fiduciary, amounts to a retirement plan intermediary to offset certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.

The recipients of such payments may include:

•                       the Funds’ distributor and other affiliates of the Adviser;

•                       broker-dealers;

•                       financial institutions; and

•                       other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales, current or historical assets or a flat fee for specific services provided. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Contact your financial intermediary for details about revenue sharing payments it may receive.

Notwithstanding the revenue sharing payments described above, the Adviser and all subadvisers to the Trust are prohibited from considering a broker-dealer’s sale of any of the Trust’s shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law.

Fund portfolio transactions nevertheless may be effected with broker-dealers who coincidentally may have assisted customers in the purchase of Fund shares, although neither such assistance nor the volume of shares sold of the Trust or any affiliated investment company is a qualifying or disqualifying factor in the Adviser’s or a subadviser’s selection of such broker-dealer for portfolio transaction execution.

Investing Through Financial Intermediaries

Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares of the Funds. In addition, financial intermediaries are responsible for providing to you any communication from a Fund to its shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act of 1940. They may charge additional fees not described in this prospectus to their customers for such services.

If shares of a Fund are held in a “street name” account with financial intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by the financial intermediary, and not by the Fund and its transfer agent. Since the Funds will have no record of your transactions, you should contact your financial intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about your account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with a Fund involves special procedures and may require you to obtain historical purchase information about the shares in the account from your financial intermediary. If your financial intermediary’s relationship with Aberdeen is terminated, and you do not transfer your account to another financial intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account resulting from a redemption.

Financial intermediaries may be authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers, and if approved by the Trust, to designate other financial intermediaries to accept such orders. In these cases:

•                       A Fund will be deemed to have received an order that is in good form when the order is received by the financial intermediary on a business day, and the order will be priced at a Fund’s net asset value per share (adjusted for any applicable sales charge) next determined after such receipt.

•                       Financial intermediaries are responsible for transmitting received orders to a Fund within the time period agreed upon by them.

You should contact your financial intermediary to learn whether it is authorized to accept orders for the Trust.

Contacting Aberdeen Funds

Customer Service Representatives are available 8 a.m. to 9 p.m. Eastern Time, Monday through Friday at 866-667-9231.

Automated Voice Response Call 866-667-9231, 24 hours a day, seven days a week, for easy access to mutual fund information. Choose from a menu of options to:

•                       make transactions;

•                       hear fund price information; and

•                       obtain mailing and wiring instructions.

Internet Go to www.aberdeen-asset.us/aam.nsf/usRetail/home 24 hours a day, seven days a week, for easy access to your mutual fund accounts. The website provides instructions on how to select a password and perform transactions. On the website, you can:

•                       download Fund prospectuses;

•                       obtain information on the Aberdeen Funds;

•                       access your account information; and

•                       request transactions, including purchases, redemptions and exchanges.

By Regular Mail

Aberdeen Funds

P.O. Box 219534

Kansas City MO 64121-9534

By Overnight Mail

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

By Fax 866-923-4269.

Share Price

The net asset value or “NAV” is the value of a single share. A separate NAV is calculated for each share class of a Fund. The NAV is:

•                       calculated at the close of regular trading (usually 4 p.m. Eastern Time) each day the New York Stock Exchange is open.

•                       generally determined by dividing the total net market value of the securities and other assets owned by a Fund allocated to a particular class, less the liabilities allocated to that class, by the total number of outstanding shares of that class.

The purchase or “offering” price for Fund shares is the NAV for a particular class next determined after the order is received in good form by a Fund’s transfer agent or an authorized intermediary, plus any applicable sales charge.  An order is in “good form” if the Funds’ transfer agent has all the information and documentation it deems necessary to effect your order.

Please note the following with respect to the price at which your transactions are processed:

•                       Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although fixed income Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

•                       The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

•                       The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call 1-866-667-9231.

The Funds do not calculate NAV on days when the New York Stock Exchange is regularly closed (except as described above for fixed income Funds). The New York Stock Exchange is closed on the following days:

•                       New Year’s Day

•                       Martin Luther King, Jr. Day

•                       Presidents’ Day

•                       Good Friday

•                       Memorial Day

•                       Independence Day

•                       Labor Day

•                       Thanksgiving Day

•                       Christmas Day

•                       Other days as determined by the New York Stock Exchange.

Foreign securities may trade on their local markets on days when a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not be able to purchase or redeem shares.

Buying, Exchanging and Selling Shares

Fund Transactions

All transaction orders must be received by the Funds’ transfer agent in Kansas City, Missouri or an authorized intermediary prior to the calculation of each Fund’s NAV to receive that day’s NAV. The Fund has the right to close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state.

How to Buy Shares	How to Exchange* or Sell** Shares
Be sure to specify the class of shares you wish to purchase. Each Fund may reject any order to buy shares and may suspend the offering of shares at any time.	• your bank may charge a fee to wire funds. • the wire must be received by 4:00 p.m. in order to receive the current day’s NAV.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail. Complete an application and send with a check made payable to: Aberdeen Funds. Payment must be made in U.S. Dollars and drawn on a U.S. bank. The Funds do not accept cash, starter checks, third-party checks, travelers’ checks, credit card checks or money orders.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders.

On-line. Transactions may be made through the Aberdeen Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. You may have your bank transmit funds by federal funds wire to the Funds’ custodian bank. The authorization will be in effect unless you give the Funds written notice of its termination.

• if you choose this method to open a new account, you must call our toll-free number before you wire your investment and arrange to fax your completed application.

* Exchange privileges may be amended or discontinued upon 60 days written notice to shareholders. ** A medallion signature guarantee may be required. See “Medallion Signature Guarantee” below.

By telephone. You will have automatic telephone privileges unless you decline this option on your application. The Funds follow procedures to confirm that telephone instructions are genuine and will not be liable for any loss, injury, damage or expense that results from executing such instructions. The Funds may revoke telephone privileges at any time, without notice to shareholders. For redemptions, shareholders who own shares in an IRA account should call 866-667-9231. It may be difficult to make telephone transactions in times of unusual economic or market conditions.

Additional information for selling shares. A check made payable to the shareholder(s) of record will be mailed to the address of record. The Funds may record telephone instructions to redeem shares, and may request redemption instructions in writing, signed by all shareholders on the account.

Through an authorized intermediary. The Funds or the Funds’ distributor have relationships with certain brokers and other financial intermediaries who are authorized to accept purchase, exchange and redemption orders for the Funds. Your transaction is processed at the NAV next calculated after the Funds’ transfer agent or an authorized intermediary receives your order in proper form.

By mail or fax. You may request an exchange or redemption by mailing or faxing a letter to Aberdeen Funds. The letter must include your account number(s) and the name(s) of the Fund(s) you wish to exchange from and to. The letter must be signed by all account owners. We reserve the right to request original documents for any faxed requests.

How to Buy Shares (Continued)	How to Exchange* or Sell** Shares (Continued)

By Automated Clearing House (ACH). You can fund your Aberdeen Funds’ account with proceeds from your bank via ACH on the second business day after your purchase order has been processed. A voided check must be attached to your application. Money sent through ACH typically reaches Aberdeen Funds from your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination.

By Automatic Investment Plan (AIP). Once your account has been opened, you may make regular investments automatically in amounts of not less than $50 per month in Class A or Class C shares of a Fund. You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Your financial institution must be a member of the Automated Clearing House (ACH) network to participate in an AIP.  Any request to change or terminate your AIP should be submitted to the Funds’ transfer agent 10 days prior to effective date. Please call Aberdeen Funds at (866) 667-9231 for further information. If you redeem shares purchased via the AIP within 10 days, the Funds’ transfer agent may delay payment until it is assured that the purchase has cleared your account.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

On-line. Transactions may be made through the Aberdeen Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre. However, the Funds may discontinue on-line transactions of Fund shares at any time.

By bank wire. The Funds can wire the proceeds of your redemption directly to your account at a commercial bank. A voided check must be attached to your application. The authorization will be in effect unless you give the Funds written notice of its termination.

•                       your proceeds typically will be wired to your bank on the next business day after your order has been processed.

•                       Aberdeen Funds deducts a $20 service fee from the redemption proceeds for this service.

•                       your financial institution may also charge a fee for receiving the wire.

•                       funds sent outside the U.S. may be subject to higher fees.

Bank wire is not an option for exchanges.

By Automated Clearing House (ACH). Your redemption proceeds can be sent to your bank via ACH on the second business day after your order has been processed. A voided check must be attached to your application. Money sent through ACH should reach your bank in two business days. There is no fee for this service. The authorization will be in effect unless you give the Funds written notice of its termination. ACH is not an option for exchanges.

Retirement plan participants should contact their retirement plan administrator regarding transactions. Retirement plans or their administrators wishing to conduct transactions should call our toll-free number 866-667-9231. Eligible entities or individuals wishing to conduct transactions in Institutional Service Class or Institutional Class shares should call our toll-free number 866-667-9231.

Pricing of Fund Shares

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower, or occasionally, higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees.

In-Kind Purchases

Each Fund may accept payment for shares in the form of securities that are permissible investments for the Fund.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.

As a result, unless such information is collected by the broker-dealer or other financial intermediary pursuant to an agreement, the Funds must obtain the following information for each person that opens a new account:

•                       name;

•                       date of birth (for individuals);

•                       residential or business street address (although post office boxes are still permitted for mailing); and

•                       Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. If the NAV on the redemption date is lower than the NAV on your original purchase date, you will receive less than your original investment amount when the account is closed (less any applicable CDSC).

Accounts with Low Balances

Maintaining small accounts is costly for the Funds and may have a negative effect on performance. Shareholders are encouraged to keep their accounts above each Fund’s minimum.

•                       If the value of your account falls below $1,000, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from your account are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, each Fund may waive the quarterly fee.  See the SAI for information about the circumstances under which this fee will not be assessed.

•                       Each Fund reserves the right to redeem your remaining shares and close your account if a redemption of shares brings the value of your account below $1,000. In such cases, you will be notified and given 60 days to purchase additional shares before the account is closed.

Exchanging Shares

If you hold Class A, Class C, Institutional Class or Institutional Service Class shares, you may exchange your Fund shares for shares of any fund of the Trust that is currently accepting new investments as long as:

•                       your financial intermediary’s policies and procedures permit exchanges;

•                       both accounts have the same registration;

•                       your first purchase in the new fund meets its minimum investment requirement; and

•                       you purchase the same class of shares. For example, you may exchange between Class A shares of any Fund of the Trust, but may not exchange between Class A shares and Class C shares.

The exchange privileges may be amended or discontinued upon 60 days’ written notice to shareholders.

Generally, you may exchange all or part of your shares for shares of the same class of another Aberdeen Fund without paying a front-end sales charge or CDSC at the time of the exchange. However,

•                       if you exchange Class A shares that are subject to a CDSC, and then redeem those shares within 18 months of the original purchase (within 12 months of the original purchase of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund, or with respect to Class A1 of the Ultra Short Municipal Income Fund), the CDSC applicable to the original purchase is charged.

For purposes of calculating a CDSC, the length of ownership is measured from the date of original purchase and is not affected by any permitted exchange.

You should obtain and carefully read the prospectus of the Fund you are acquiring before making an exchange.

Moving Share Classes in the Same Fund

A financial intermediary may exchange shares in one class held on behalf of its customers for another class of the same Fund with a lower total expense ratio, subject to any agreements between the customer and the intermediary. All such transactions are subject to meeting any investment minimum or eligibility requirements.  Neither the Fund nor the Adviser will make any representations regarding the tax implications of such exchanges.

Financial intermediaries may offer investment programs (a “Program”) to their clients that are governed by specific terms. The Program terms may permit the financial intermediary to exchange Institutional Class shares held in a client’s account for a class of shares of the same Fund with a higher expense structure.  For example, if a financial intermediary client account holds Institutional Class shares and has ceased his or her participation in a Program that utilizes Institutional Class shares, or the financial intermediary has determined to utilize Class A shares rather than Institutional Class shares in its Program, or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange Institutional Class shares held in the client account for Class A shares of the same Fund. Based on the Program terms, such exchange may be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.  If the Program terms do not include a waiver of such charges, the client account may be subject to the payment of a sales load upon a transfer from Institutional Class to Class A shares. There could be tax consequences for any such exchange. Investors in such Programs should consult their tax advisor to determine if there are tax consequences if the intermediary makes such an exchange.

Systematic Withdrawal Program

You may elect to automatically redeem shares in a minimum amount of $50. Complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while redeeming shares using this program. A systematic withdrawal plan for Class C shares will be subject to any applicable CDSC.

Systematic Exchange Plan and Dividend Moves

This systematic exchange plan allows you to transfer $50 or more to one Aberdeen Fund from another Aberdeen Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  You will need to complete the appropriate section of the Mutual Fund Application for New Accounts or contact your financial intermediary or the Funds’ transfer agent to do this.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid. This systematic exchange plan may not be permitted by the policies and procedures of your financial intermediary. Please consult your financial advisor for more information.

Selling Shares

You can sell, or in other words redeem, your Fund shares at any time, subject to the restrictions described below. The price you receive when you redeem your shares is the NAV (minus any applicable sales charges) next determined after the Fund’s authorized intermediary or an agent of the Fund receives your properly completed redemption request. The value of the shares you redeem may be worth more or less than their original purchase price depending on the market value of the Fund’s investments at the time of the redemption.

You may not be able to redeem your Fund shares or the Funds may delay paying your redemption proceeds if:

•                  the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•                  trading is restricted; or

•                  an emergency exists (as determined by the Securities and Exchange Commission).

Generally, a Fund will issue payment for shares that you redeem the next business day after your redemption request is received in good order.  The proceeds will be sent to you thereafter and delivery time may vary depending on the method by which you owned your shares (for example, directly or through a broker).  Payment for shares that you recently purchased may be delayed up to 10 business days from the purchase date to allow time for your payment to clear. A Fund may delay forwarding redemption proceeds for up to seven days:

•                  if the account holder is engaged in excessive trading or

•                  if the amount of the redemption request would disrupt efficient portfolio management or adversely affect the Fund.

Occasionally, large shareholder redemption requests may exceed the cash balance of a Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle, which is typically a few days.

If you choose to have your redemption proceeds mailed to you and the redemption check is returned as undeliverable or is not presented for payment within six months, the Funds reserve the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Funds different instructions.

Under normal circumstances, each Fund expects to meet redemption requests by using cash in its portfolio or by selling portfolio securities to generate cash.  During periods of stressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, such Fund may be more likely to limit cash redemptions and may determine to pay redemption proceeds by borrowing under its overdraft facility, and/or by transferring some of the securities held by the Fund directly to an account holder as a redemption-in-kind of securities (instead of cash). For more about Aberdeen Funds’ ability to make a redemption-in-kind, see the SAI.

The Board of Trustees has adopted procedures for redemptions in-kind by shareholders including affiliated and unaffiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption-in-kind shall be effected at approximately the affiliated shareholder’s proportionate share of the Fund’s current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder. Further, the procedures require that, in general, in-kind redemptions may be distributed on a pro rata basis whereby the redeeming shareholder would receive a proportionate share of every investment held by the Fund including cash.  In certain circumstances, however, pro rata distribution with some adjustments may be made when the redeeming shareholder is restricted by law from taking possession of certain securities or the Fund’s Adviser believes such a distribution is in the best interests of shareholders.

Medallion Signature Guarantee

A medallion signature guarantee is required for sales of shares of the Funds in any of the following instances:

•                       if ownership is being changed on your account;

•                       the redemption check is made payable to anyone other than the registered shareholder;

•                       the proceeds are mailed to an address other than the address of record;

•                       your account address has changed within the last 15 calendar days;

•                       the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; or

•                       the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days.

A medallion signature guarantee is a certification by a bank, brokerage firm or other financial institution that a customer’s signature is valid. Medallion signature guarantees can be provided by members of the STAMP program. We reserve the right to require a medallion signature guarantee in other circumstances, without notice.

Excessive or Short-Term Trading

Aberdeen Funds seek to discourage short-term or excessive trading (often described as “market timing”). Excessive trading (either frequent exchanges between Funds of the Trust or sales and repurchases of Funds within a short time period) may:

•                       disrupt portfolio management strategies;

•                       increase brokerage and other transaction costs; and

•                       negatively affect fund performance.

Each Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number and frequency of trades in Fund shares and other factors. Funds that invest in foreign securities may be at greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on events occurring after the close of a foreign market that may not be reflected in a Fund’s NAV (referred to as “arbitrage market timing”). Arbitrage market timing may also be attempted in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. There is the possibility that arbitrage market timing, under certain circumstances, may dilute the value of Fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based on NAVs that do not reflect appropriate fair value prices.

The Ultra Short Municipal Income Fund is not subject to the prohibitions on frequent purchases and redemptions.  Because the Ultra Short Municipal Income Fund is designed for short-term investing and frequent purchases and redemptions of the Fund’s shares generally are not expected to harm other shareholders of the Fund, the Board of Trustees has determined that, at the present time, policies and procedures to prevent frequent purchases and redemptions of Fund shares are unnecessary and a redemption fee for the Fund is not necessary or appropriate. However, frequent purchases and redemptions of the Ultra Short Municipal Income Fund’s shares may result in additional costs for the Fund.

The Board of Trustees has adopted and implemented the following policies and procedures to detect, discourage and prevent excessive short-term trading in the Funds (except the Ultra Short Municipal Income Fund).

Monitoring of Trading Activity

The Funds, through the Adviser, its subadviser(s) (if applicable) and its agents, monitor selected trades and flows of money in and out of the Funds in an effort to detect excessive short-term trading activities. If a shareholder is found to have engaged in excessive short-term trading, the Funds may, in their discretion, ask the shareholder to stop such activities or refuse to process purchases or exchanges in the shareholder’s account. Despite its best efforts, the Trust may be unable to identify or deter excessive trades conducted through certain intermediaries or omnibus accounts that transmit aggregate purchase, exchange and redemption orders on behalf of their customers. In short, the Trust may not be able to prevent all market timing and its potential negative impact.

Restrictions on Transactions

Whenever a Fund is able to identify short-term trades or traders, such Fund has broad authority to take discretionary action against market timers and against particular trades and uniformly will apply the short-term trading restrictions to all such trades that the Fund identifies. A Fund also has sole discretion to:

•                       restrict purchases or exchanges that the Fund or its agents believe constitute excessive trading and

•                       reject transactions that violate a Fund’s excessive trading policies or its exchange limits.

In general if you make an exchange equaling 1% or more of a Fund’s NAV, the exchange into another Aberdeen Fund may be rejected.

Fair Valuation

The Trust has fair value pricing procedures in place as described above in “Investing with Aberdeen Funds: Pricing of Fund Shares.”

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Distributions and Taxes

The following information is provided to help you understand the income and capital gains you can earn while you own Fund shares, as well as the federal income taxes you may have to pay. The amount of any distribution will vary and there is no guarantee a Fund will pay either income dividends or capital gain distributions. For tax advice about your personal tax situation, please speak with your tax adviser.

Income and Capital Gain Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and capital gains it distributes to you. Each of the Asia-Pacific (ex-Japan) Equity Fund, China A Fund, Emerging Markets Fund, Focused U.S. Equity Fund, GARS® Fund, Global Equity Fund, International Equity Fund, International Real Estate Equity Fund, International Small Cap Fund, U.S. Mid Cap Equity Fund, U.S. Multi-Cap Equity Fund and U.S. Small Cap Equity Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends annually.  Each of the Diversified Alternatives Fund, Diversified Income Fund, Dynamic Allocation Fund, Emerging Markets Debt Fund, Global Infrastructure Fund and Realty Income & Growth Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends quarterly. The Dynamic Dividend Fund expects to declare and distribute its net investment income, if any, to shareholders as dividends monthly. Each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund expects to declare daily and distribute its net investment income, if any, to shareholders as dividends monthly. Capital gains, if any, may be distributed at least annually. A Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on a Fund. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash if the distribution is in excess of $5.

If you choose to have dividends or capital gain distributions, or both, mailed to you and the distribution check is returned as undeliverable or is not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and future distributions in shares of the particular Fund at the Fund’s then-current NAV until you give the Trust different instructions.

Tax Considerations

Most of the income dividends you receive from the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, if applicable, are expected to be exempt from regular federal income taxes. If you are a taxable investor, a portion of the dividends and capital gain distributions you receive from a Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are subject to federal income tax, state taxes and possibly local taxes:

•                       distributions are taxable to you at either ordinary income or capital gains tax rates (except as described below with respect to exempt-interest dividends);

•                       distributions of short-term capital gains are paid to you as ordinary income that is taxable at applicable ordinary income tax rates;

•                       distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Fund shares;

•                       for individuals, a portion of the income dividends paid may be qualified dividend income eligible for long-term capital gain tax rates, provided that certain holding period requirements are met;

•                       for individuals, a portion of the income dividends paid may be eligible for a 20% “qualified business income” deduction between 2018 and 2025 to the extent attributable to ordinary REIT dividends, provided that certain holding period requirements are met;

•                       for corporate shareholders, a portion of income dividends may be eligible for the corporate dividends-received deduction, subject to certain limitations; and

•                       distributions declared in October, November or December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.

In addition, if you are a shareholder of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund or Ultra Short Municipal Income Fund, you should be aware of the following basic tax points about tax-exempt mutual funds:

•                        exempt-interest dividends (dividends paid from interest earned on municipal securities) are exempt from regular federal income tax;

•                        exempt-interest dividends are taken into account when determining the taxable portion of your Social Security or railroad retirement benefits;

•                        income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations (private activity bonds) are a tax preference item subject to the federal alternative minimum tax;

•                        income dividends from interest earned on municipal securities of a state or its political subdivisions are generally exempt from that state’s income taxes. Almost all states, however, tax interest earned on municipal securities of other states;

•                        income dividends from the Fund’s investments in securities that do not pay tax-exempt income and market discount are paid to you as ordinary income.

None of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund is managed to address state or local taxes. Each of these Funds, as a tax-free fund, may not be a suitable investment for retirement plans and other tax-exempt investors. Corporate shareholders should note that exempt-interest dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisers about the taxability of this income before investing in the Funds.

While each of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund endeavors to purchase only bona fide tax-exempt securities, there are risks that: (a) a security issued as tax-exempt may be reclassified by the IRS or a state tax authority as taxable and/or (b) future legislative, administrative or court actions could adversely impact the qualification of income from a tax-exempt security as tax-free. Such reclassifications or actions could cause interest from a security to become taxable, possibly retroactively, subjecting you to increased tax liability. In addition, such reclassifications or actions could cause the value of a security, and therefore, a Fund’s shares, to decline.

The amount and type of income dividends and the tax status of any capital gains distributed to you are reported on Form 1099-DIV (any exempt interest dividends will be reported on Form 1099-INT), which we send to you annually during tax season (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax). A Fund may reclassify income after your tax reporting statement is mailed to you. This can result from the rules in the Internal Revenue Code that effectively prevent mutual funds, such as the Funds, from ascertaining with certainty, until after the calendar year end, and in some cases a Fund’s fiscal year end, the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, each Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

Distributions from the Funds (both taxable dividends and capital gains) are normally taxable to you when made, regardless of whether you reinvest these distributions or receive them in cash (unless you hold your shares in a qualified tax-deferred plan or account or are otherwise not subject to federal income tax).

Dividends and other distributions by a Fund are generally treated under the Internal Revenue Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its net capital loss realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary loss (defined as the sum of the excess of post-October non-US currency and passive non-US investment company (“PFIC”) losses over post-October non-US currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If a Fund elects to do so, then any foreign taxes it pays on these investments may be passed through to you either as a deduction (in calculating U.S. taxable income, but only for investors who itemize their deductions on their personal tax returns) or as a foreign tax credit. A Fund-of-Funds that primarily invests in Underlying Funds treated as a regulated investment companies will be permitted to past through a credit or deduction for its pro rata share of foreign withholding taxes paid by such Underlying Funds.

If you are a taxable investor and invest in a Fund shortly before the record date of a capital gains distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is commonly known as “buying a dividend.”

Short term capital gains earned by an Underlying Fund will be ordinary income when distributed to a Fund-of-Funds and will not be offset by the Fund-of-Funds’ capital losses.  Capital loss carryforwards of the Underlying Fund, if any, would not offset net capital gains of the Fund-of-Funds.  Because the Fund-of-Funds is expected to invest in the Underlying Fund, the Fund-of-Funds’ realized losses on sales of shares of the Underlying Fund may be indefinitely or permanently deferred as “wash sales.”

Selling and Exchanging Shares

Selling your shares may result in a realized capital gain or loss, which is subject to federal income tax. For tax purposes, an exchange of one Fund of the Trust for another is the same as a sale. For individuals, any long-term capital gains you realize from selling Fund shares are currently taxed at 15% or 20% for individuals, depending on whether their income exceeds certain threshold amounts, which are adjusted annually for inflation. You or your tax adviser should track your purchases, tax basis, sales and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.

Tax Status for Retirement Plans and Other Tax-Deferred Accounts

When you invest in a Fund through a qualified employee benefit plan, retirement plan or some other tax-deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these entities are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.

Backup Withholding

By law, you may be subject to backup withholding on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You may also be subject to withholding if the Internal Revenue Service instructs us to withhold a portion of your distributions and proceeds.

Other

Distributions and gains from the sale or exchange of your Fund shares may be subject to state and local taxes, even if not subject to federal income taxes. State and local tax laws vary; please consult your tax adviser.  Non-U.S. investors may be subject to U.S. withholding at a 30% or lower treaty tax rate, U.S. estate tax and special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for exempt-interest dividends and capital gain dividends paid by a Fund from long-term capital gains, if any. However, notwithstanding such exemption from U.S. withholding at the source, any dividends and distributions of income or capital gains will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by the Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

A 3.8% Medicare contribution tax is imposed on net investment income, including, among other things, dividends and net gain from investments, of U.S. individuals with income exceeding $200,000

($250,000 if married filing jointly), and of estates and trusts.

Additionally, a 30% withholding tax is currently imposed on fund dividends paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

This discussion of “Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Funds.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past five years or periods ended October 31. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions and no sales charges).  The information for the fiscal year ended October 31, 2019 was derived from the audited financial statements which were audited by KPMG LLP, independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ most recent annual report, which is available upon request.

The financial highlights information presented for each of the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund prior to May 7, 2018 is that of each Fund’s Predecessor Fund. For these Funds, the information for the fiscal year ended October 31, 2017 and earlier was audited by another independent registered public accounting firm.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (b)
Class A Shares
Year Ended October 31, 2019	$6.85	$0.01	$1.09	$1.10	$(0.36)	$(0.36)	$7.59	17.62%
Year Ended October 31, 2018	8.52	0.02	0.62	0.64	(2.31)	(2.31)	6.85	8.32%
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	(1.07)	(1.07)	8.52	9.69%
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	(1.30)	(1.30)	8.81	(1.68)%
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30	1.18%
Class C Shares
Year Ended October 31, 2019	2.17	(0.01)	0.28	0.27	(0.36)	(0.36)	2.08	17.22%
Year Ended October 31, 2018	4.22	(0.01)	0.27	0.26	(2.31)	(2.31)	2.17	7.45%
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	(1.07)	(1.07)	4.22	8.89%
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92	(2.35)%
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38	0.51%
Class R Shares
Year Ended October 31, 2019	6.13	(0.01)	0.97	0.96	(0.36)	(0.36)	6.73	17.39%
Year Ended October 31, 2018	7.88	— (h)	0.56	0.56	(2.31)	(2.31)	6.13	7.89%
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	(1.07)	(1.07)	7.88	9.35%
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25	(2.01)%
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76	0.74%
Institutional Service Class Shares
Year Ended October 31, 2019	7.11	0.03	1.14	1.17	(0.36)	(0.36)	7.92	17.96%
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	(2.31)	(2.31)	7.11	8.50%
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	(1.07)	(1.07)	8.75	9.96%
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00	(1.54)%
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48	1.16%
Institutional Class Shares
Year Ended October 31, 2019	7.34	0.04	1.18	1.22	(0.36)	(0.36)	8.20	18.10%
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	(2.31)	(2.31)	7.34	8.69%
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	(1.07)	(1.07)	8.95	10.12%
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17	(1.40)%
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64	1.52%

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Indicates the dividend expense charged for the period to average net assets.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Ratios/Supplemental Data
	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Dividend Expense (d)(e)	Portfolio Turnover (f)
Class A Shares
Year Ended October 31, 2019	$8,481	1.25%		2.09	%(g)	0.20%	—	54.04%
Year Ended October 31, 2018	7,466	1.32	%(g)	2.03	%(g)	0.34%	0.04%	112.97%
Year Ended October 31, 2017	9,479	2.80	%(g)	3.22	%(g)	(1.39)%	1.18%	35.38%
Year Ended October 31, 2016	11,397	3.04%		3.28%		(1.70)%	1.45%	36.34%
Year Ended October 31, 2015	16,869	2.93	%(g)	3.12	%(g)	(1.21)%	1.36%	14.04%
Class C Shares
Year Ended October 31, 2019	4,734	1.90%		2.83	%(g)	(0.48)%	—	54.04%
Year Ended October 31, 2018	1,345	1.97	%(g)	2.77	%(g)	(0.32)%	0.04%	112.97%
Year Ended October 31, 2017	1,837	3.47	%(g)	4.09	%(g)	(2.05)%	1.21%	35.38%
Year Ended October 31, 2016	3,430	3.69%		4.02%		(2.33)%	1.44%	36.34%
Year Ended October 31, 2015	7,480	3.61	%(g)	3.80	%(g)	(1.90)%	1.35%	14.04%
Class R Shares
Year Ended October 31, 2019	1,924	1.55%		2.39	%(g)	(0.09)%	—	54.04%
Year Ended October 31, 2018	1,895	1.69	%(g)	2.40	%(g)	(0.04)%	0.04%	112.97%
Year Ended October 31, 2017	2,269	3.14	%(g)	3.56	%(g)	(1.72)%	1.18%	35.38%
Year Ended October 31, 2016	2,633	3.34%		3.58%		(2.01)%	1.44%	36.34%
Year Ended October 31, 2015	3,202	3.35	%(g)	3.54	%(g)	(1.65)%	1.34%	14.04%
Institutional Service Class Shares
Year Ended October 31, 2019	480	1.05%		1.89	%(g)	0.45%	—	54.04%
Year Ended October 31, 2018	679	1.07	%(g)	1.79	%(g)	0.55%	0.04%	112.97%
Year Ended October 31, 2017	840	2.62	%(g)	3.04	%(g)	(1.21)%	1.17%	35.38%
Year Ended October 31, 2016	693	2.85%		3.10%		(1.54)%	1.43%	36.34%
Year Ended October 31, 2015	789	2.86	%(g)	3.05	%(g)	(1.13)%	1.35%	14.04%
Institutional Class Shares
Year Ended October 31, 2019	4,580	0.90%		1.89	%(g)	0.58%	—	54.04%
Year Ended October 31, 2018	5,583	0.98	%(g)	1.83	%(g)	0.63%	0.06%	112.97%
Year Ended October 31, 2017	12,413	2.56	%(g)	3.07	%(g)	(1.13)%	1.30%	35.38%
Year Ended October 31, 2016	52,527	2.71%		3.01%		(1.36)%	1.46%	36.34%
Year Ended October 31, 2015	92,887	2.61	%(g)	2.80	%(g)	(0.89)%	1.36%	14.04%

(e)      Dividend expense ratio includes broker related expenses for securities sold short.

(f)       Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)      Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2018 and October 31, 2015. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.

(h)     Less than $0.005 per share.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$35.39	$(0.10)	$1.78	$1.68	$— (e)	$(3.88)	$(3.88)	$33.19
Year Ended October 31, 2018	35.61	(0.08)	(0.14)	(0.22)	—	—	—	35.39
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	—	—	—	35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	—	—	—	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	—	—	—	26.62
Class C Shares
Year Ended October 31, 2019	30.53	(0.27)	1.41	1.14	—	(3.88)	(3.88)	27.79
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	—	—	—	30.53
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	—	—	—	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	—	—	—	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	—	—	—	23.46
Class R Shares
Year Ended October 31, 2019	32.64	(0.19)	1.57	1.38	—	(3.88)	(3.88)	30.14
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	—	—	—	32.64
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	—	—	—	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	—	—	—	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	—	—	—	24.78
Institutional Service Class Shares
Year Ended October 31, 2019	37.39	(0.01)	1.93	1.92	(0.02)	(3.88)	(3.90)	35.41
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	—	—	—	37.39
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	—	—	—	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	—	—	—	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	—	—	—	27.90
Institutional Class Shares
Year Ended October 31, 2019	37.37	0.01	1.92	1.93	(0.02)	(3.88)	(3.90)	35.40
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	—	—	—	37.37
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	—	—	—	37.49
Year Ended October 31, 2016	27.87	— (e)	2.27	2.27	—	—	—	30.14
Year Ended October 31, 2015	24.93	— (e)	2.94	2.94	—	—	—	27.87

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	7.15%		$159,391	1.41	%(f)	1.41	%(f)	(0.33)%	55.00%
Year Ended October 31, 2018	(0.62)%		224,804	1.35	%(f)	1.35	%(f)	(0.23)%	38.28%
Year Ended October 31, 2017	24.03%		316,766	1.38%		1.38%		(0.33)%	42.71%
Year Ended October 31, 2016	7.85%		259,556	1.46%		1.39%		(0.33)%	32.20%
Year Ended October 31, 2015	11.38%		75,005	1.46%		1.53%		(0.33)%	29.43%
Class C Shares
Year Ended October 31, 2019	6.41%		48,382	2.10	%(f)	2.10	%(f)	(0.99)%	55.00%
Year Ended October 31, 2018	(1.33)%		75,913	2.06	%(f)	2.06	%(f)	(0.95)%	38.28%
Year Ended October 31, 2017	23.17%		95,913	2.10%		2.10%		(1.05)%	42.71%
Year Ended October 31, 2016	7.08%		78,109	2.15%		2.12%		(0.96)%	32.20%
Year Ended October 31, 2015	10.66%		35,665	2.15%		2.22%		(1.02)%	29.43%
Class R Shares
Year Ended October 31, 2019	6.78%		5,272	1.75	%(f)	1.75	%(f)	(0.65)%	55.00%
Year Ended October 31, 2018	(1.00)%		8,430	1.72	%(f)	1.72	%(f)	(0.55)%	38.28%
Year Ended October 31, 2017	23.62	%(g)	20,595	1.72%		1.72%		(0.67)%	42.71%
Year Ended October 31, 2016	7.63	%(g)	13,722	1.68%		1.65%		(0.49)%	32.20%
Year Ended October 31, 2015	11.12%		4,601	1.71%		1.78%		(0.59)%	29.43%
Institutional Service Class Shares
Year Ended October 31, 2019	7.44%		40,476	1.12	%(f)	1.12	%(f)	(0.04)%	55.00%
Year Ended October 31, 2018	(0.32)%		50,163	1.08	%(f)	1.08	%(f)	0.03%	38.28%
Year Ended October 31, 2017	24.33	%(g)	61,897	1.13%		1.13%		(0.08)%	42.71%
Year Ended October 31, 2016	8.14%		47,421	1.14%		1.13%		(0.06)%	32.20%
Year Ended October 31, 2015	11.78%		9,101	1.18%		1.25%		(6.38)%	29.43%
Institutional Class Shares
Year Ended October 31, 2019	7.48%		607,103	1.11	%(f)	1.11	%(f)	0.03%	55.00%
Year Ended October 31, 2018	(0.32)%		1,263,907	1.07	%(f)	1.07	%(f)	0.04%	38.28%
Year Ended October 31, 2017	24.39%		1,467,787	1.10%		1.10%		(0.06)%	42.71%
Year Ended October 31, 2016	8.15	%(g)	746,112	1.14%		1.12%		0.01%	32.20%
Year Ended October 31, 2015	11.79%		235,400	1.15%		1.22%		0.02%	29.43%

(e)      Less than $0.005 per share.

(f)       Includes interest expense that amounts to less than 0.01%.

(g)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$19.86	$0.07	$5.72	$5.79	$(0.04)	$(0.04)	$25.61
Year Ended October 31, 2018	22.48	0.06	(2.45)	(2.39)	(0.23)	(0.23)	19.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	(0.20)	22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	—	—	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	17.94
Class C Shares
Year Ended October 31, 2019	19.12	(0.21)	5.61	5.40	—	—	24.52
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	(0.03)	19.12
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	—	—	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	—	—	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	17.26
Class R Shares
Year Ended October 31, 2019	19.48	0.02	5.58	5.60	—	—	25.08
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	(0.17)	19.48
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	(0.15)	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	—	—	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	17.68
Institutional Service Class Shares
Year Ended October 31, 2019	19.98	0.11	5.76	5.87	(0.10)	(0.10)	25.75
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	(0.29)	19.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	(0.23)	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	—	—	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	18.00
Institutional Class Shares
Year Ended October 31, 2019	20.03	0.26	5.64	5.90	(0.08)	(0.08)	25.85
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	(0.29)	20.03
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	(0.25)	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	—	—	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	18.00

(a)   Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund) (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	29.21%	$8,685	1.60	%(e)	3.19	%(e)	0.30%	115.09%
Year Ended October 31, 2018	(10.76)%	5,978	1.95	%(e)	3.01	%(e)	0.27%	26.13%
Year Ended October 31, 2017	23.15%	7,492	1.97	%(e)	3.04	%(e)	0.98%	23.58%
Year Ended October 31, 2016	2.90%	7,301	1.95	%(e)	2.84	%(e)	1.10%	15.75%
Year Ended October 31, 2015	(9.50)%	8,221	1.89	%(e)	2.48	%(e)	1.12%	10.48%
Class C Shares
Year Ended October 31, 2019	28.24%	839	2.38	%(e)	3.99	%(e)	(0.96)%	115.09%
Year Ended October 31, 2018	(11.32)%	1,568	2.62	%(e)	3.81	%(e)	(0.42)%	26.13%
Year Ended October 31, 2017	22.39%	2,437	2.62	%(e)	3.83	%(e)	0.14%	23.58%
Year Ended October 31, 2016	2.20%	3,609	2.62	%(e)	3.60	%(e)	0.37%	15.75%
Year Ended October 31, 2015	(10.18)%	4,711	2.62	%(e)	3.21	%(e)	0.95%	10.48%
Class R Shares
Year Ended October 31, 2019	28.75%	2,682	1.92	%(e)	3.52	%(e)	0.07%	115.09%
Year Ended October 31, 2018	(11.07)%	1,664	2.27	%(e)	3.33	%(e)	0.18%	26.13%
Year Ended October 31, 2017	22.77%	1,851	2.31	%(e)	3.38	%(e)	0.74%	23.58%
Year Ended October 31, 2016	2.55%	1,378	2.28	%(e)	3.17	%(e)	0.95%	15.75%
Year Ended October 31, 2015	(9.83)%	1,293	2.29	%(e)	2.88	%(e)	1.20%	10.48%
Institutional Service Class Shares
Year Ended October 31, 2019	29.52%	543	1.40	%(e)	2.96	%(e)	0.45%	115.09%
Year Ended October 31, 2018	(10.57)%	532	1.72	%(e)	2.78	%(e)	0.49%	26.13%
Year Ended October 31, 2017	23.54%	620	1.71	%(e)	2.78	%(e)	1.12%	23.58%
Year Ended October 31, 2016	3.06%	735	1.79	%(e)	2.68	%(e)	1.29%	15.75%
Year Ended October 31, 2015	(9.30)%	825	1.63	%(e)	2.22	%(e)	1.53%	10.48%
Institutional Class Shares
Year Ended October 31, 2019	29.59%	1,336	1.16	%(e)	2.97	%(e)	1.09%	115.09%
Year Ended October 31, 2018	(10.46)%	299	1.62	%(e)	2.78	%(e)	0.21%	26.13%
Year Ended October 31, 2017	23.62%	927	1.62	%(e)	2.78	%(e)	0.94%	23.58%
Year Ended October 31, 2016	3.22%	1,575	1.62	%(e)	2.56	%(e)	1.47%	15.75%
Year Ended October 31, 2015	(9.27)%	1,804	1.63	%(e)	2.22	%(e)	1.80%	10.48%

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Includes interest expense that amounts to less than 0.01%

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$13.28	$0.12	$1.57	$1.69	$(0.29)	$(0.29)	$14.68
Year Ended October 31, 2018	15.04	0.15	(1.78)	(1.63)	(0.13)	(0.13)	13.28
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Class C Shares
Year Ended October 31, 2019	12.44	0.03	1.48	1.51	(0.19)	(0.19)	13.76
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	(0.03)	12.44
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Class R Shares
Year Ended October 31, 2019	12.65	0.08	1.50	1.58	(0.26)	(0.26)	13.97
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	(0.10)	12.65
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Institutional Service Class Shares
Year Ended October 31, 2019	13.58	0.17	1.60	1.77	(0.35)	(0.35)	15.00
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	(0.19)	13.58
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Institutional Class Shares
Year Ended October 31, 2019	13.63	0.17	1.61	1.78	(0.35)	(0.35)	15.06
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	(0.19)	13.63
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82

(a)   Net investment income/(loss) is based on average shares outstanding during the period.

(b)  Excludes sales charge.

(c)   During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	13.13%		$24,719	1.52	%(e)	1.52	%(e)	0.89%		28.30%
Year Ended October 31, 2018	(10.93)%		24,957	1.38%		1.38%		0.99%		20.75%
Year Ended October 31, 2017	20.05%		39,619	1.39%		1.39%		1.09%		13.11%
Year Ended October 31, 2016	1.76%		47,736	1.39	%(f)	1.39	%(f)	1.49%		27.99%
Year Ended October 31, 2015	(14.02)%		91,902	1.32	%(f)(g)	1.35	%(f)	1.65	%(g)	14.52%
Class C Shares
Year Ended October 31, 2019	12.43	%(h)	4,330	2.12	%(e)	2.24	%(e)	0.21%		28.30%
Year Ended October 31, 2018	(11.54)%		8,074	2.10%		2.10%		0.27%		20.75%
Year Ended October 31, 2017	19.27%		12,375	2.10%		2.18%		0.35%		13.11%
Year Ended October 31, 2016	0.97%		14,400	2.10	%(f)	2.12	%(f)	0.70%		27.99%
Year Ended October 31, 2015	(14.61)%		22,999	2.01	%(f)(g)	2.04	%(f)	0.97	%(g)	14.52%
Class R Shares
Year Ended October 31, 2019	12.80%		3,992	1.79	%(e)	1.79	%(e)	0.58%		28.30%
Year Ended October 31, 2018	(11.14)%		5,041	1.64%		1.64%		0.74%		20.75%
Year Ended October 31, 2017	19.70%		7,335	1.70%		1.70%		0.75%		13.11%
Year Ended October 31, 2016	1.42%		7,647	1.67	%(f)	1.67	%(f)	1.08%		27.99%
Year Ended October 31, 2015	(14.32)%		14,095	1.62	%(f)(g)	1.65	%(f)	1.34	%(g)	14.52%
Institutional Service Class Shares
Year Ended October 31, 2019	13.49	%(h)	85,934	1.16	%(e)	1.16	%(e)	1.23%		28.30%
Year Ended October 31, 2018	(10.58)%		84,902	1.06%		1.06%		1.31%		20.75%
Year Ended October 31, 2017	20.46%		106,424	1.08%		1.08%		1.35%		13.11%
Year Ended October 31, 2016	2.01%		101,655	1.14	%(f)	1.14	%(f)	1.62%		27.99%
Year Ended October 31, 2015	(13.97)%		156,489	1.15	%(f)(g)	1.18	%(f)	1.89	%(g)	14.52%
Institutional Class Shares
Year Ended October 31, 2019	13.55	%(h)	99,475	1.12	%(e)	1.13	%(e)	1.21%		28.30%
Year Ended October 31, 2018	(10.56)%		272,152	1.02%		1.02%		1.37%		20.75%
Year Ended October 31, 2017	20.47%		367,341	1.02%		1.02%		1.43%		13.11%
Year Ended October 31, 2016	2.14%		286,659	1.04	%(f)	1.04	%(f)	1.75%		27.99%
Year Ended October 31, 2015	(13.80)%		332,542	1.01	%(f)(g)	1.04	%(f)	2.04	%(g)	14.52%

(e)      Includes interest expense that amounts to 0.02% for Class C and Institutional class. Includes interest expense that amounts to 0.01% for Class A, Class R and Institutional Service Class.

(f)       Includes interest expense that amounts to less than 0.01%.

(g)      Includes 0.03% reimbursement from Aberdeen relating to certain transfer agent expenses paid by the Fund that are not attributable to the Fund.

(h)     The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$12.75	$0.08		$1.08	$1.16	$(0.09)	$(0.95)	$(1.04)	$12.87
Year Ended October 31, 2018	14.66	0.09		(0.72)	(0.63)	(0.10)	(1.18)	(1.28)	12.75
Year Ended October 31, 2017	12.35	0.10		2.30	2.40	(0.09)	—	(0.09)	14.66
Year Ended October 31, 2016	12.15	0.10		0.13	0.23	(0.03)	—	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17		(1.66)	(1.49)	(0.19)	—	(0.19)	12.15
Class C Shares
Year Ended October 31, 2019	11.93	0.01		0.99	1.00	—	(0.95)	(0.95)	11.98
Year Ended October 31, 2018	13.78	—	(f)	(0.67)	(0.67)	—	(1.18)	(1.18)	11.93
Year Ended October 31, 2017	11.65	0.01		2.18	2.19	(0.06)	—	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02		0.12	0.14	(0.01)	—	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06		(1.55)	(1.49)	(0.12)	—	(0.12)	11.52
Class R Shares
Year Ended October 31, 2019	12.15	0.03		1.01	1.04	(0.03)	(0.95)	(0.98)	12.21
Year Ended October 31, 2018	14.04	0.03		(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Year Ended October 31, 2017	11.88	0.04		2.22	2.26	(0.10)	—	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08		0.11	0.19	(0.02)	—	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12		(1.59)	(1.47)	(0.16)	—	(0.16)	11.71
Institutional Service Class Shares
Year Ended October 31, 2019	12.94	0.11		1.08	1.19	(0.13)	(0.95)	(1.08)	13.05
Year Ended October 31, 2018	14.87	0.13		(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Year Ended October 31, 2017	12.53	0.13		2.34	2.47	(0.13)	—	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14		0.13	0.27	(0.04)	—	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31		(1.78)	(1.47)	(0.09)	—	(0.09)	12.30
Institutional Class Shares
Year Ended October 31, 2019	12.77	0.13		1.06	1.19	(0.13)	(0.95)	(1.08)	12.88
Year Ended October 31, 2018	14.69	0.14		(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77
Year Ended October 31, 2017	12.40	0.16		2.26	2.42	(0.13)	—	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14		0.14	0.28	(0.04)	—	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14		(1.59)	(1.45)	(0.23)	—	(0.23)	12.16

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	10.40	%(g)	$26,719	1.53	%(e)	2.07	%(e)	0.66%	32.68%
Year Ended October 31, 2018	(4.97)%		27,530	1.53%		1.92%		0.67%	22.06%
Year Ended October 31, 2017	19.58%		34,296	1.56	%(e)	1.68	%(e)	0.71%	24.98%
Year Ended October 31, 2016	1.93%		48,350	1.56	%(e)	1.63	%(e)	0.82%	21.59%
Year Ended October 31, 2015	(10.85)%		58,730	1.55	%(e)	1.61	%(e)	1.33%	31.45%
Class C Shares
Year Ended October 31, 2019	9.62%		638	2.19	%(e)	2.95	%(e)	0.05%	32.68%
Year Ended October 31, 2018	(5.53)%		1,713	2.19%		2.77%		0.02%	22.06%
Year Ended October 31, 2017	18.85%		2,181	2.19	%(e)	2.51	%(e)	0.06%	24.98%
Year Ended October 31, 2016	1.24%		1,495	2.19	%(e)	2.36	%(e)	0.20%	21.59%
Year Ended October 31, 2015	(11.43)%		1,729	2.20	%(e)	2.26	%(e)	0.45%	31.45%
Class R Shares
Year Ended October 31, 2019	9.83%		1,554	1.94	%(e)	2.48	%(e)	0.26%	32.68%
Year Ended October 31, 2018	(5.27)%		2,120	1.94%		2.33%		0.26%	22.06%
Year Ended October 31, 2017	19.15%		3,107	1.90	%(e)	2.02	%(e)	0.31%	24.98%
Year Ended October 31, 2016	1.64%		1,348	1.84	%(e)	1.91	%(e)	0.66%	21.59%
Year Ended October 31, 2015	(11.13)%		1,457	1.88	%(e)	1.94	%(e)	0.96%	31.45%
Institutional Service Class Shares
Year Ended October 31, 2019	10.56%		265	1.29	%(e)	1.83	%(e)	0.88%	32.68%
Year Ended October 31, 2018	(4.65)%		460	1.26%		1.65%		0.94%	22.06%
Year Ended October 31, 2017	19.97%		570	1.29	%(e)	1.41	%(e)	0.94%	24.98%
Year Ended October 31, 2016	2.26%		1	1.19	%(e)	1.26	%(e)	1.17%	21.59%
Year Ended October 31, 2015	(10.60)%		1	1.26	%(e)	1.33	%(e)	2.29%	31.45%
Institutional Class Shares
Year Ended October 31, 2019	10.71%		1,390	1.19	%(e)	1.77	%(e)	1.01%	32.68%
Year Ended October 31, 2018	(4.63)%		2,104	1.19%		1.62%		1.01%	22.06%
Year Ended October 31, 2017	19.75%		2,699	1.19	%(e)	1.32	%(e)	1.21%	24.98%
Year Ended October 31, 2016	2.36%		36,167	1.19	%(e)	1.27	%(e)	1.19%	21.59%
Year Ended October 31, 2015	(10.55)%		30,678	1.19	%(e)	1.25	%(e)	1.08%	31.45%

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Includes interest expense that amounts to less than 0.01%.

(f)       Less than $0.005 per share.

(g)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$11.88	$0.43	$0.51	$0.94	$(0.40)	$(0.08)	$(0.48)	$12.34
Year Ended October 31, 2018	12.57	0.39	(0.72)	(0.33)	(0.36)	—	(0.36)	11.88
Year Ended October 31, 2017	11.76	0.38	0.81	1.19	(0.38)	—	(0.38)	12.57
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Class C Shares
Year Ended October 31, 2019	11.62	0.34	0.49	0.83	(0.32)	(0.08)	(0.40)	12.05
Year Ended October 31, 2018	12.29	0.31	(0.71)	(0.40)	(0.27)	—	(0.27)	11.62
Year Ended October 31, 2017	11.49	0.29	0.79	1.08	(0.28)	—	(0.28)	12.29
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Class R Shares
Year Ended October 31, 2019	11.77	0.40	0.49	0.89	(0.36)	(0.08)	(0.44)	12.22
Year Ended October 31, 2018	12.43	0.35	(0.71)	(0.36)	(0.30)	—	(0.30)	11.77
Year Ended October 31, 2017	11.63	0.34	0.81	1.15	(0.35)	—	(0.35)	12.43
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Institutional Class Shares
Year Ended October 31, 2019	11.88	0.46	0.52	0.98	(0.43)	(0.08)	(0.51)	12.35
Year Ended October 31, 2018	12.57	0.43	(0.73)	(0.30)	(0.39)	—	(0.39)	11.88
Year Ended October 31, 2017	11.75	0.42	0.81	1.23	(0.41)	—	(0.41)	12.57
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2019	8.26%	$7,372	0.57%		1.70%		3.54%	4.19%
Year Ended October 31, 2018	(2.71)%	6,769	0.57	%(f)	1.40	%(f)	3.17%	52.48%
Year Ended October 31, 2017	10.27%	6,811	0.58%		1.36%		3.17%	27.52%
Year Ended October 31, 2016	4.00%	5,390	0.56%		1.22%		3.02%	20.87%
Year Ended October 31, 2015	(2.21)%	6,291	0.53	%(f)	1.16	%(f)	3.07%	50.74%
Class C Shares
Year Ended October 31, 2019	7.47%	4,471	1.25%		2.44%		2.88%	4.19%
Year Ended October 31, 2018	(3.35)%	7,125	1.25	%(f)	2.14	%(f)	2.52%	52.48%
Year Ended October 31, 2017	9.55%	10,003	1.25%		2.11%		2.46%	27.52%
Year Ended October 31, 2016	3.24%	12,293	1.25%		1.96%		2.33%	20.87%
Year Ended October 31, 2015	(2.96)%	14,396	1.25	%(f)	1.88	%(f)	2.33%	50.74%
Class R Shares
Year Ended October 31, 2019	7.90%	117	0.90%		2.03%		3.37%	4.19%
Year Ended October 31, 2018	(2.95)%	167	0.88	%(f)	1.71	%(f)	2.87%	52.48%
Year Ended October 31, 2017	10.00%	364	0.83%		1.61%		2.86%	27.52%
Year Ended October 31, 2016	3.65%	313	0.85%		1.51%		2.77%	20.87%
Year Ended October 31, 2015	(2.75)%	421	0.98	%(f)	1.61	%(f)	2.64%	50.74%
Institutional Class Shares
Year Ended October 31, 2019	8.62%	718	0.25%		1.43%		3.82%	4.19%
Year Ended October 31, 2018	(2.46)%	731	0.25	%(f)	1.14	%(f)	3.48%	52.48%
Year Ended October 31, 2017	10.66%	1,322	0.25%		1.09%		3.47%	27.52%
Year Ended October 31, 2016	4.30%	1,129	0.25%		0.95%		3.32%	20.87%
Year Ended October 31, 2015	(1.91)%	1,314	0.25	%(f)	0.88	%(f)	3.30%	50.74%

(d)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)       Includes interest expense that amounts to less than 0.01%.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$13.20	$0.31	$0.87	$1.18	$(0.30)	$(0.26)	$(0.56)	$13.82
Year Ended October 31, 2018	13.81	0.29	(0.61)	(0.32)	(0.29)	—	(0.29)	13.20
Year Ended October 31, 2017	12.76	0.26	1.09	1.35	(0.30)	—	(0.30)	13.81
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	—	(0.34)	12.86
Class C Shares
Year Ended October 31, 2019	12.93	0.22	0.83	1.05	(0.21)	(0.26)	(0.47)	13.51
Year Ended October 31, 2018	13.53	0.19	(0.60)	(0.41)	(0.19)	—	(0.19)	12.93
Year Ended October 31, 2017	12.49	0.17	1.07	1.24	(0.20)	—	(0.20)	13.53
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	—	(0.26)	12.60
Class R Shares
Year Ended October 31, 2019	13.13	0.26	0.85	1.11	(0.25)	(0.26)	(0.51)	13.73
Year Ended October 31, 2018	13.73	0.24	(0.61)	(0.37)	(0.23)	—	(0.23)	13.13
Year Ended October 31, 2017	12.68	0.22	1.08	1.30	(0.25)	—	(0.25)	13.73
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	—	(0.29)	12.79
Institutional Service Class Shares
Year Ended October 31, 2019	13.14	0.37	0.83	1.20	(0.34)	(0.26)	(0.60)	13.74
Year Ended October 31, 2018	13.75	0.34	(0.62)	(0.28)	(0.33)	—	(0.33)	13.14
Year Ended October 31, 2017	12.70	0.30	1.09	1.39	(0.34)	—	(0.34)	13.75
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	—	(0.37)	12.81
Institutional Class Shares
Year Ended October 31, 2019	13.18	0.35	0.86	1.21	(0.33)	(0.26)	(0.59)	13.80
Year Ended October 31, 2018	13.79	0.33	(0.61)	(0.28)	(0.33)	—	(0.33)	13.18
Year Ended October 31, 2017	12.72	0.30	1.10	1.40	(0.33)	—	(0.33)	13.79
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	—	(0.37)	12.81

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.

Amounts listed as “-” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2019	9.40%		$8,322	0.58%	1.91%	2.30%	4.10%
Year Ended October 31, 2018	(2.44)%		7,020	0.58%	1.61%	2.09%	23.56%
Year Ended October 31, 2017	10.71%		7,583	0.58%	1.47%	2.00%	56.19%
Year Ended October 31, 2016	1.30%		7,641	0.56%	1.24%	1.92%	40.08%
Year Ended October 31, 2015	(0.82)%		8,677	0.53%	1.19%	2.50%	40.49%
Class C Shares
Year Ended October 31, 2019	8.56%		1,951	1.25%	2.68%	1.72%	4.10%
Year Ended October 31, 2018	(3.12)%		3,859	1.25%	2.37%	1.41%	23.56%
Year Ended October 31, 2017	10.04%		6,302	1.25%	2.23%	1.29%	56.19%
Year Ended October 31, 2016	0.58%		9,470	1.25%	2.00%	1.24%	40.08%
Year Ended October 31, 2015	(1.55)%		11,687	1.25%	1.91%	1.78%	40.49%
Class R Shares
Year Ended October 31, 2019	8.95%		261	0.95%	2.28%	1.94%	4.10%
Year Ended October 31, 2018	(2.78)%		240	0.89%	1.92%	1.72%	23.56%
Year Ended October 31, 2017	10.38%		475	0.95%	1.83%	1.64%	56.19%
Year Ended October 31, 2016	0.84%		508	0.93%	1.61%	1.52%	40.08%
Year Ended October 31, 2015	(1.16)%		501	0.96%	1.62%	2.04%	40.49%
Institutional Service Class Shares
Year Ended October 31, 2019	9.64%		5	0.25%	1.58%	2.77%	4.10%
Year Ended October 31, 2018	(2.13)%		11	0.25%	1.28%	2.42%	23.56%
Year Ended October 31, 2017	11.13%		11	0.25%	1.13%	2.30%	56.19%
Year Ended October 31, 2016	1.58%		10	0.25%	0.93%	2.22%	40.08%
Year Ended October 31, 2015	(0.53	)%(f)	10	0.25%	0.91%	2.56%	40.49%
Institutional Class Shares
Year Ended October 31, 2019	9.72%		697	0.25%	1.63%	2.64%	4.10%
Year Ended October 31, 2018	(2.16)%		621	0.25%	1.31%	2.37%	23.56%
Year Ended October 31, 2017	11.13%		1,241	0.25%	1.23%	2.30%	56.19%
Year Ended October 31, 2016	1.57%		1,275	0.25%	1.02%	2.26%	40.08%
Year Ended October 31, 2015	(0.53)%		1,675	0.25%	0.91%	2.73%	40.49%

(d)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)       The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$12.72	$0.18	$0.22	$0.40	$(0.20)	$(0.06)	$(0.26)	$12.86
Year Ended October 31, 2018	12.94	0.13	(0.21)	(0.08)	(0.14)	—	(0.14)	12.72
Year Ended October 31, 2017	12.56	0.09	0.39	0.48	(0.10)	—	(0.10)	12.94
Year Ended October 31, 2016	12.82	0.13	(0.24)	(0.11)	(0.15)	—	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	—	(0.28)	12.82
Class C Shares
Year Ended October 31, 2019	12.21	0.11	0.20	0.31	(0.12)	(0.06)	(0.18)	12.34
Year Ended October 31, 2018	12.42	0.05	(0.20)	(0.15)	(0.06)	—	(0.06)	12.21
Year Ended October 31, 2017	12.05	0.01	0.37	0.38	(0.01)	—	(0.01)	12.42
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	—	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	—	(0.27)	12.33
Class R Shares
Year Ended October 31, 2019	12.59	0.14	0.22	0.36	(0.17)	(0.06)	(0.23)	12.72
Year Ended October 31, 2018	12.81	0.09	(0.21)	(0.12)	(0.10)	—	(0.10)	12.59
Year Ended October 31, 2017	12.44	0.05	0.38	0.43	(0.06)	—	(0.06)	12.81
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	—	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	—	(0.28)	12.72
Institutional Service Class Shares
Year Ended October 31, 2019	12.85	0.21	0.23	0.44	(0.24)	(0.06)	(0.30)	12.99
Year Ended October 31, 2018	13.07	0.18	(0.21)	(0.03)	(0.19)	—	(0.19)	12.85
Year Ended October 31, 2017	12.68	0.12	0.41	0.53	(0.14)	—	(0.14)	13.07
Year Ended October 31, 2016	12.94	0.15	(0.22)	(0.07)	(0.19)	—	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	—	(0.32)	12.94
Institutional Class Shares
Year Ended October 31, 2019	12.87	0.23	0.22	0.45	(0.25)	(0.06)	(0.31)	13.01
Year Ended October 31, 2018	13.08	0.18	(0.21)	(0.03)	(0.18)	—	(0.18)	12.87
Year Ended October 31, 2017	12.68	0.14	0.40	0.54	(0.14)	—	(0.14)	13.08
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	—	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	—	(0.32)	12.93

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)
Class A Shares
Year Ended October 31, 2019	3.24%	$10,301	0.64%		1.20%		1.42%	14.30%
Year Ended October 31, 2018	(0.63)%	11,160	0.63	%(f)	1.10	%(f)	1.02%	18.23%
Year Ended October 31, 2017	3.82%	16,672	0.65	%(f)	1.01	%(f)	0.75%	26.64%
Year Ended October 31, 2016	(0.87)%	16,106	0.62	%(f)	0.88	%(f)	1.01%	36.02%
Year Ended October 31, 2015	(1.68)%	27,238	0.57%		0.80%		1.31%	78.72%
Class C Shares
Year Ended October 31, 2019	2.58%	1,703	1.25%		1.92%		0.92%	14.30%
Year Ended October 31, 2018	(1.25)%	3,650	1.25	%(f)	1.83	%(f)	0.41%	18.23%
Year Ended October 31, 2017	3.20%	5,101	1.25	%(f)	1.75	%(f)	0.10%	26.64%
Year Ended October 31, 2016	(1.45)%	10,664	1.25	%(f)	1.60	%(f)	0.34%	36.02%
Year Ended October 31, 2015	(2.35)%	16,740	1.25%		1.48%		0.79%	78.72%
Class R Shares
Year Ended October 31, 2019	2.91%	1,283	0.92%		1.48%		1.14%	14.30%
Year Ended October 31, 2018	(0.94)%	1,320	0.94	%(f)	1.41	%(f)	0.73%	18.23%
Year Ended October 31, 2017	3.49%	1,444	0.95	%(f)	1.32	%(f)	0.42%	26.64%
Year Ended October 31, 2016	(1.17)%	1,858	0.92	%(f)	1.18	%(f)	0.58%	36.02%
Year Ended October 31, 2015	(1.98)%	1,341	0.87%		1.10%		0.81%	78.72%
Institutional Service Class Shares
Year Ended October 31, 2019	3.51%	4	0.35%		0.91%		1.66%	14.30%
Year Ended October 31, 2018	(0.28)%	3	0.32	%(f)	0.79	%(f)	1.37%	18.23%
Year Ended October 31, 2017	4.18%	2	0.29	%(f)	0.66	%(f)	0.97%	26.64%
Year Ended October 31, 2016	(0.55)%	19	0.32	%(f)	0.58	%(f)	1.22%	36.02%
Year Ended October 31, 2015	(1.38)%	19	0.25%		0.48%		1.54%	78.72%
Institutional Class Shares
Year Ended October 31, 2019	3.55%	18,273	0.25%		0.85%		1.81%	14.30%
Year Ended October 31, 2018	(0.22)%	15,319	0.25	%(f)	0.80	%(f)	1.40%	18.23%
Year Ended October 31, 2017	4.26%	18,691	0.25	%(f)	0.70	%(f)	1.12%	26.64%
Year Ended October 31, 2016	(0.51)%	30,431	0.25	%(f)	0.55	%(f)	1.58%	36.02%
Year Ended October 31, 2015	(1.38)%	104,291	0.25%		0.48%		1.59%	78.72%

(d)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(e)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(f)       Includes interest expense that amounts to less than 0.01%.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$11.63	$0.12		$2.20	$2.32	$(0.11)	$—	$(0.11)	$13.84
Year Ended October 31, 2018	13.41	0.11		(1.72)	(1.61)	(0.17)	—	(0.17)	11.63
Year Ended October 31, 2017	10.49	0.12		2.80	2.92	—	—	—	13.41
Year Ended October 31, 2016	10.04	0.18	(f)	0.48	0.66	(0.21)	—	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Class C Shares
Year Ended October 31, 2019	11.36	(0.01)		2.21	2.20	—	—	—	13.56
Year Ended October 31, 2018	13.19	—	(g)	(1.67)	(1.67)	(0.16)	—	(0.16)	11.36
Year Ended October 31, 2017	10.38	0.03		2.78	2.81	—	—	—	13.19
Year Ended October 31, 2016	10.01	0.12	(f)	0.44	0.56	(0.19)	—	(0.19)	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	10.01
Class R Shares
Year Ended October 31, 2019	11.56	0.11		2.17	2.28	(0.09)	—	(0.09)	13.75
Year Ended October 31, 2018	13.33	0.08		(1.70)	(1.62)	(0.15)	—	(0.15)	11.56
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	—	—	—	13.33
Year Ended October 31, 2016	10.02	0.16	(f)	0.48	0.64	(0.21)	—	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Institutional Service Class Shares
Year Ended October 31, 2019	11.70	0.16		2.21	2.37	(0.15)	—	(0.15)	13.92
Year Ended October 31, 2018	13.48	0.13		(1.72)	(1.59)	(0.19)	—	(0.19)	11.70
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	—	—	—	13.48
Year Ended October 31, 2016	10.06	0.21	(f)	0.47	0.68	(0.21)	—	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Institutional Class Shares
Year Ended October 31, 2019	11.73	0.16		2.22	2.38	(0.14)	—	(0.14)	13.97
Year Ended October 31, 2018	13.50	0.14		(1.72)	(1.58)	(0.19)	—	(0.19)	11.73
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	—	—	—	13.50
Year Ended October 31, 2016	10.07	0.05	(f)	0.62	0.67	(0.21)	—	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Includes interest expense that amounts to 0.01% for Class A, Class C, Class R,Institutional Service Class and Institutional Class for the years ended October 31, 2019, October 31, 2018 and October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R,Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	20.15%		$798	1.55	%(e)	4.15	%(e)	0.96%		16.38%
Year Ended October 31, 2018	(12.16)%		853	1.55	%(e)	3.15	%(e)	0.83%		69.85%
Year Ended October 31, 2017	27.84%		1,041	1.55	%(e)	3.46	%(e)	1.01%		20.14%
Year Ended October 31, 2016	6.86	%(f)	748	1.54	%(e)	1.70	%(e)	1.88	%(f)	39.84%
Year Ended October 31, 2015	(12.94)%		815	1.51	%(e)	1.52	%(e)	1.21%		58.06%
Class C Shares
Year Ended October 31, 2019	19.37%		24	2.25	%(e)	4.97	%(e)	(0.10)%		16.38%
Year Ended October 31, 2018	(12.85)%		62	2.26	%(e)	3.89	%(e)	—	(h)	69.85%
Year Ended October 31, 2017	27.07%		267	2.26	%(e)	4.22	%(e)	0.28%		20.14%
Year Ended October 31, 2016	5.90	%(f)	58	2.26	%(e)	2.44	%(e)	1.24	%(f)	39.84%
Year Ended October 31, 2015	(13.42)%		280	2.26	%(e)	2.27	%(e)	0.66%		58.06%
Class R Shares
Year Ended October 31, 2019	19.87%		14	1.75	%(e)	4.35	%(e)	0.82%		16.38%
Year Ended October 31, 2018	(12.31)%		12	1.76	%(e)	3.36	%(e)	0.58%		69.85%
Year Ended October 31, 2017	27.56%		13	1.76	%(e)	3.67	%(e)	0.81%		20.14%
Year Ended October 31, 2016	6.63	%(f)	10	1.76	%(e)	1.92	%(e)	1.68	%(f)	39.84%
Year Ended October 31, 2015	(13.17)%		10	1.76	%(e)	1.77	%(e)	1.30%		58.06%
Institutional Service ClassShares
Year Ended October 31, 2019	20.43%		1,768	1.35	%(e)	3.95	%(e)	1.20%		16.38%
Year Ended October 31, 2018	(11.99)%		1,610	1.34	%(e)	2.94	%(e)	0.96%		69.85%
Year Ended October 31, 2017	28.02%		2,036	1.33	%(e)	3.24	%(e)	0.65%		20.14%
Year Ended October 31, 2016	7.08	%(f)	4,291	1.28	%(e)	1.44	%(e)	2.14	%(f)	39.84%
Year Ended October 31, 2015	(12.73)%		4,017	1.29	%(e)	1.30	%(e)	1.54%		58.06%
Institutional ClassShares
Year Ended October 31, 2019	20.54%		3,916	1.25	%(e)	3.97	%(e)	1.24%		16.38%
Year Ended October 31, 2018	(11.88)%		5,223	1.26	%(e)	2.95	%(e)	1.02%		69.85%
Year Ended October 31, 2017	28.21%		7,939	1.26	%(e)	3.24	%(e)	1.15%		20.14%
Year Ended October 31, 2016	6.97	%(f)	9,558	1.26	%(e)	1.43	%(e)	0.57	%(f)	39.84%
Year Ended October 31, 2015	(12.68)%		263,176	1.26	%(e)	1.27	%(e)	1.83%		58.06%

(f)       Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R,Institutional Service Class and Institutional Class , respectively.

(g)      Less than $0.005 per share.

(h)     Amount is less than 0.005%.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$13.12	$0.07		$2.26	$2.33	$(0.13)	$(0.02)	$(0.15)	$15.30
Year Ended October 31, 2018	15.74	0.07		(2.53)	(2.46)	(0.16)	—	(0.16)	13.12
Year Ended October 31, 2017	13.53	0.10		2.22	2.32	(0.11)	—	(0.11)	15.74
Year Ended October 31, 2016	12.22	0.11		1.33	1.44	— (f)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11		(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Class C Shares
Year Ended October 31, 2019	12.97	—	(f)	2.24	2.24	(0.01)	(0.02)	(0.03)	15.18
Year Ended October 31, 2018	15.55	—	(f)	(2.51)	(2.51)	(0.07)	—	(0.07)	12.97
Year Ended October 31, 2017	13.35	0.02		2.21	2.23	(0.03)	—	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03		1.31	1.34	—	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02		(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Class R Shares
Year Ended October 31, 2019	13.00	0.07		2.21	2.28	(0.12)	(0.02)	(0.14)	15.14
Year Ended October 31, 2018	15.61	0.06		(2.52)	(2.46)	(0.15)	—	(0.15)	13.00
Year Ended October 31, 2017	13.43	0.08		2.19	2.27	(0.09)	—	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08		1.31	1.39	—	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06		(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Institutional Service Class Shares
Year Ended October 31, 2019	13.19	0.23		2.16	2.39	(0.19)	(0.02)	(0.21)	15.37
Year Ended October 31, 2018	15.78	0.14		(2.55)	(2.41)	(0.18)	—	(0.18)	13.19
Year Ended October 31, 2017	13.55	0.14		2.23	2.37	(0.14)	—	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14		1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18		(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Institutional Class Shares
Year Ended October 31, 2019	13.20	0.13		2.27	2.40	(0.19)	(0.02)	(0.21)	15.39
Year Ended October 31, 2018	15.81	0.15		(2.55)	(2.40)	(0.21)	—	(0.21)	13.20
Year Ended October 31, 2017	13.58	0.17		2.22	2.39	(0.16)	—	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16		1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16		(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	17.89%		$134,382	1.59	%(e)	1.59	%(e)	0.46%	14.86%
Year Ended October 31, 2018	(15.80)%		143,297	1.59	%(e)	1.59	%(e)	0.49%	20.39%
Year Ended October 31, 2017	17.39%		208,084	1.56%		1.56%		0.70%	16.55%
Year Ended October 31, 2016	12.04%		188,315	1.48	%(e)	1.49	%(e)	0.91%	9.19%
Year Ended October 31, 2015	(14.28)%		192,039	1.44	%(e)	1.47	%(e)	0.81%	11.58%
Class C Shares
Year Ended October 31, 2019	17.26%		15,611	2.10	%(e)	2.20	%(e)	(0.03)%	14.86%
Year Ended October 31, 2018	(16.20)%		15,886	2.10	%(e)	2.21	%(e)	— (g)	20.39%
Year Ended October 31, 2017	16.75%		28,618	2.10%		2.28%		0.16%	16.55%
Year Ended October 31, 2016	11.26%		25,054	2.10	%(e)	2.20	%(e)	0.28%	9.19%
Year Ended October 31, 2015	(14.80)%		30,850	2.10	%(e)	2.13	%(e)	0.17%	11.58%
Class R Shares
Year Ended October 31, 2019	17.72%		108,487	1.75	%(e)	1.75	%(e)	0.48%	14.86%
Year Ended October 31, 2018	(15.93)%		89,874	1.75	%(e)	1.75	%(e)	0.40%	20.39%
Year Ended October 31, 2017	17.13%		79,767	1.78%		1.78%		0.55%	16.55%
Year Ended October 31, 2016	11.65%		47,410	1.77	%(e)	1.78	%(e)	0.69%	9.19%
Year Ended October 31, 2015	(14.59)%		33,881	1.83	%(e)	1.86	%(e)	0.46%	11.58%
Institutional Service Class Shares
Year Ended October 31, 2019	18.38	%(h)	297,466	1.24	%(e)	1.24	%(e)	1.55%	14.86%
Year Ended October 31, 2018	(15.48)%		118,917	1.16	%(e)	1.16	%(e)	0.89%	20.39%
Year Ended October 31, 2017	17.75%		205,880	1.28%		1.28%		0.96%	16.55%
Year Ended October 31, 2016	12.25%		333,964	1.28	%(e)	1.29	%(e)	1.13%	9.19%
Year Ended October 31, 2015	(14.20)%		409,406	1.32	%(e)	1.35	%(e)	1.35%	11.58%
Institutional Class Shares
Year Ended October 31, 2019	18.45%		4,420,838	1.10	%(e)	1.16	%(e)	0.91%	14.86%
Year Ended October 31, 2018	(15.38)%		5,511,182	1.10	%(e)	1.14	%(e)	1.00%	20.39%
Year Ended October 31, 2017	17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
Year Ended October 31, 2016	12.41	%(h)	7,365,757	1.10	%(e)	1.14	%(e)	1.32%	9.19%
Year Ended October 31, 2015	(13.98	)%(h)	6,963,195	1.10	%(e)	1.13	%(e)	1.15%	11.58%

(e)      Includes interest expense that amounts to less than 0.01%.

(f)       Less than $0.005 per share.

(g)      Amount is less than 0.005%.

(h)     The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$8.97	$0.50	$0.62	$1.12	$(0.37)	$—	$(0.37)	$9.72
Year Ended October 31, 2018	10.27	0.47	(1.26)	(0.79)	(0.51)	—	(0.51)	8.97
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	—	(0.25)	10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	—	(0.34)	8.77
Class C Shares
Year Ended October 31, 2019	8.90	0.44	0.64	1.08	(0.29)	—	(0.29)	9.69
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	—	(0.47)	8.90
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	—	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	—	(0.29)	8.76
Class R Shares
Year Ended October 31, 2019	8.93	0.47	0.64	1.11	(0.35)	—	(0.35)	9.69
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	—	(0.50)	8.93
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	—	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	—	(0.32)	8.77
Institutional Service Class Shares
Year Ended October 31, 2019	8.99	0.53	0.65	1.18	(0.41)	—	(0.41)	9.76
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	—	(0.55)	8.99
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	—	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	—	(0.36)	8.78
Institutional Class Shares
Year Ended October 31, 2019	8.99	0.51	0.67	1.18	(0.41)	—	(0.41)	9.76
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	—	(0.54)	8.99
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	—	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	—	(0.36)	8.77

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	12.81%		$852	1.07%		1.61%		5.37%	71.06%
Year Ended October 31, 2018	(7.91)%		1,050	1.31%		1.93%		4.78%	56.02%
Year Ended October 31, 2017	8.21%		1,987	1.37%		2.15%		4.85%	64.37%
Year Ended October 31, 2016	14.45	%(e)	247	1.20	%(f)	1.79	%(f)	5.88%	103.26%
Year Ended October 31, 2015	(6.41)%		10	1.17	%(f)	1.65	%(f)	5.39%	64.60%
Class C Shares
Year Ended October 31, 2019	12.36%		110	1.70%		2.31%		4.75%	71.06%
Year Ended October 31, 2018	(8.58)%		304	1.90%		2.58%		4.52%	56.02%
Year Ended October 31, 2017	7.57%		261	1.90%		2.75%		4.46%	64.37%
Year Ended October 31, 2016	13.62	%(e)	390	1.90	%(f)	2.53	%(f)	6.39%	103.26%
Year Ended October 31, 2015	(6.98)%		650	1.90	%(f)	2.38	%(f)	4.29%	64.60%
Class R Shares
Year Ended October 31, 2019	12.69%		4,318	1.31%		1.85%		5.05%	71.06%
Year Ended October 31, 2018	(8.25)%		3,826	1.55%		2.17%		4.79%	56.02%
Year Ended October 31, 2017	7.96%		2,934	1.56%		2.34%		4.72%	64.37%
Year Ended October 31, 2016	14.22	%(e)	1,493	1.40	%(f)	1.99	%(f)	5.04%	103.26%
Year Ended October 31, 2015	(6.60)%		10	1.40	%(f)	1.88	%(f)	5.09%	64.60%
Institutional Service Class Shares
Year Ended October 31, 2019	13.43%		24	0.68%		1.22%		5.66%	71.06%
Year Ended October 31, 2018	(7.63)%		20	0.89%		1.52%		5.38%	56.02%
Year Ended October 31, 2017	8.67%		22	0.90%		1.68%		5.43%	64.37%
Year Ended October 31, 2016	14.76	%(e)	20	0.90	%(f)	1.49	%(f)	7.01%	103.26%
Year Ended October 31, 2015	(6.22	)%(g)	10	0.90	%(f)	1.38	%(f)	5.62%	64.60%
Institutional Class Shares
Year Ended October 31, 2019	13.40%		46,573	0.67%		1.25%		5.43%	71.06%
Year Ended October 31, 2018	(7.58)%		18,720	0.90%		1.58%		5.41%	56.02%
Year Ended October 31, 2017	8.62%		18,365	0.90%		1.76%		5.42%	64.37%
Year Ended October 31, 2016	14.78	%(e)	16,825	0.90	%(f)	1.49	%(f)	7.37%	103.26%
Year Ended October 31, 2015	(6.23)%		27,471	0.90	%(f)	1.38	%(f)	5.71%	64.60%

(e)      Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate. If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.

(f)       Includes interest expense that amounts to less than 0.01%.

(g)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$10.41	$0.17		$0.25	$0.42	$(0.60)	$(0.10)	$(0.70)	$10.13
Year Ended October 31, 2018	10.22	0.17		0.05	0.22	—	(0.03)	(0.03)	10.41
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	—	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(f)	0.67	0.80	(0.03)	—	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	—	(0.09)	9.41
Class C Shares
Year Ended October 31, 2019	10.09	0.10		0.24	0.34	(0.46)	(0.10)	(0.56)	9.87
Year Ended October 31, 2018	9.97	0.09		0.06	0.15	—	(0.03)	(0.03)	10.09
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	—	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(f)	0.68	0.73	(0.02)	—	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	—	(0.08)	9.30
Institutional Service Class Shares
Year Ended October 31, 2019	10.47	0.19		0.27	0.46	(0.63)	(0.10)	(0.73)	10.20
Year Ended October 31, 2018	10.26	0.18		0.06	0.24	—	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	—	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(f)	0.68	0.82	(0.03)	—	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	—	(0.09)	9.42
Institutional Class Shares
Year Ended October 31, 2019	10.55	0.20		0.27	0.47	(0.62)	(0.10)	(0.72)	10.30
Year Ended October 31, 2018	10.33	0.20		0.05	0.25	—	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	—	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(f)	0.68	0.84	(0.04)	—	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	—	(0.10)	9.46

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)     Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)      Interest expense is less than 0.001%.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund) (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	4.41%		$802	1.18	%(e)	3.04	%(e)	1.69%		53.05%
Year Ended October 31, 2018	2.10%		1,119	1.12	%(e)	2.79	%(e)	1.60%		62.39%
Year Ended October 31, 2017	1.53%		806	1.17	%(e)	2.74	%(e)	1.29%		91.26%
Year Ended October 31, 2016	8.55	%(f)	1,824	1.13	%(e)	2.34	%(e)	1.38	%(f)	219.22%
Year Ended October 31, 2015	(6.13	)%(g)	826	1.11%		2.06%		2.26%		173.93%
Class C Shares
Year Ended October 31, 2019	3.68%		141	1.86	%(e)	3.83	%(e)	1.02%		53.05%
Year Ended October 31, 2018	1.45%		277	1.85	%(e)	3.65	%(e)	0.86%		62.39%
Year Ended October 31, 2017	0.75	%(g)	247	1.85	%(e)	3.53	%(e)	0.62%		91.26%
Year Ended October 31, 2016	7.87	%(f)	403	1.85	%(e)	3.15	%(e)	0.52	%(f)	219.22%
Year Ended October 31, 2015	(6.86)%		251	1.85%		2.80%		1.51%		173.93%
Institutional Service Class Shares
Year Ended October 31, 2019	4.72%		8,934	1.00	%(e)	2.86	%(e)	1.86%		53.05%
Year Ended October 31, 2018	2.29%		9,768	0.96	%(e)	2.63	%(e)	1.75%		62.39%
Year Ended October 31, 2017	1.62%		10,553	1.02	%(e)	2.59	%(e)	1.47%		91.26%
Year Ended October 31, 2016	8.76	%(f)	10,940	1.01	%(e)	2.22	%(e)	1.43	%(f)	219.22%
Year Ended October 31, 2015	(6.02)%		12,761	1.03%		1.98%		2.33%		173.93%
Institutional Class Shares
Year Ended October 31, 2019	4.82	%(g)	2,876	0.86	%(e)	2.84	%(e)	1.98%		53.05%
Year Ended October 31, 2018	2.47%		5,521	0.85	%(e)	2.70	%(e)	1.94%		62.39%
Year Ended October 31, 2017	1.81	%(g)	1,685	0.85	%(e)	2.56	%(e)	1.60%		91.26%
Year Ended October 31, 2016	8.87	%(f)	2,583	0.85	%(e)	2.12	%(e)	1.61	%(f)	219.22%
Year Ended October 31, 2015	(5.88)%		1,419	0.85%		1.80%		2.56%		173.93%

(f)       Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, the impact to Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.

(g)      The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$29.23	$0.23	$3.03	$3.26	$(0.65)	$(3.73)	$(4.38)	$28.11
Year Ended October 31, 2018	31.35	0.47	(1.56)	(1.09)	(0.17)	(0.86)	(1.03)	29.23
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Class C Shares
Year Ended October 31, 2019	26.73	(0.04)	2.84	2.80	(0.37)	(3.73)	(4.10)	25.43
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	—	(0.86)	(0.86)	26.73
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	—	(0.08)	(0.08)	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	25.04
Class R Shares
Year Ended October 31, 2019	27.74	0.12	2.88	3.00	(0.55)	(3.73)	(4.28)	26.46
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	25.81
Institutional Service Class Shares
Year Ended October 31, 2019	29.43	0.27	3.09	3.36	(0.73)	(3.73)	(4.46)	28.33
Year Ended October 31, 2018	31.54	0.40	(1.45)	(1.05)	(0.20)	(0.86)	(1.06)	29.43
Year Ended October 31, 2017	26.00	0.14	5.53	5.67	(0.05)	(0.08)	(0.13)	31.54
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Institutional Class Shares
Year Ended October 31, 2019	29.33	0.27	3.11	3.38	(0.73)	(3.73)	(4.46)	28.25
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	26.87

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)    Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

			Ratios/Supplemental Data
	Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	13.93%		$75,754	1.49	%(e)	1.82	%(e)	0.86%	35.37%
Year Ended October 31, 2018	(3.68)%		49,391	1.53	%(e)	1.88	%(e)	1.48%	18.07%
Year Ended October 31, 2017	21.79%		59,477	1.63	%(e)	2.07	%(e)	0.40%	20.60%
Year Ended October 31, 2016	7.53	%(f)	51,530	1.63	%(e)	2.09	%(e)	0.53%	36.40%
Year Ended October 31, 2015	(2.39	)%(f)	53,726	1.61	%(e)	1.84	%(e)	1.70%	12.11%
Class C Shares
Year Ended October 31, 2019	13.21%		829	2.15	%(e)	2.59	%(e)	(0.17)%	35.37%
Year Ended October 31, 2018	(4.31)%		565	2.22	%(e)	2.65	%(e)	0.69%	18.07%
Year Ended October 31, 2017	20.94%		1,591	2.30	%(e)	2.84	%(e)	(0.17)%	20.60%
Year Ended October 31, 2016	6.85%		1,175	2.30	%(e)	2.86	%(e)	(0.20)%	36.40%
Year Ended October 31, 2015	(3.10)%		1,404	2.30	%(e)	2.53	%(e)	1.03%	12.11%
Class R Shares
Year Ended October 31, 2019	13.62%		1,945	1.80	%(e)	2.13	%(e)	0.47%	35.37%
Year Ended October 31, 2018	(3.98)%		2,309	1.84	%(e)	2.19	%(e)	1.02%	18.07%
Year Ended October 31, 2017	21.34%		1,707	1.99	%(e)	2.43	%(e)	0.14%	20.60%
Year Ended October 31, 2016	7.20	%(f)	947	1.95	%(e)	2.41	%(e)	0.20%	36.40%
Year Ended October 31, 2015	(2.74	)%(f)	623	1.91	%(e)	2.14	%(e)	1.38%	12.11%
Institutional Service Class Shares
Year Ended October 31, 2019	14.24	%(g)	42	1.26	%(e)	1.59	%(e)	1.01%	35.37%
Year Ended October 31, 2018	(3.50)%		38	1.28	%(e)	1.63	%(e)	1.27%	18.07%
Year Ended October 31, 2017	21.93%		51	1.52	%(e)	1.96	%(e)	0.52%	20.60%
Year Ended October 31, 2016	7.65%		64	1.52	%(e)	1.98	%(e)	0.24%	36.40%
Year Ended October 31, 2015	(2.38)%		1,359	1.55	%(e)	1.78	%(e)	1.71%	12.11%
Institutional Class Shares
Year Ended October 31, 2019	14.39%		35,248	1.15	%(e)	1.57	%(e)	1.01%	35.37%
Year Ended October 31, 2018	(3.34)%		12,418	1.20	%(e)	1.61	%(e)	1.84%	18.07%
Year Ended October 31, 2017	22.14%		17,141	1.30	%(e)	1.79	%(e)	0.69%	20.60%
Year Ended October 31, 2016	7.92%		19,840	1.30	%(e)	1.79	%(e)	0.71%	36.40%
Year Ended October 31, 2015	(2.16)%		48,927	1.30	%(e)	1.53	%(e)	1.27%	12.11%

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)     Includes interest expense that amounts to less than 0.01%.

(f)     The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(g)     The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$9.54	$0.28	$0.38	$0.66	$(0.28)	$—	(e)	$(0.28)	$9.92
Year Ended October 31, 2018	9.89	0.29	(0.35)	(0.06)	(0.29)	—		(0.29)	9.54
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	—		(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	—		(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)		(0.35)	10.19
Class C Shares
Year Ended October 31, 2019	9.52	0.21	0.39	0.60	(0.21)	—	(e)	(0.21)	9.91
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	—		(0.21)	9.52
Year Ended October 31, 2017	10.09	0.22	(0.22)	—	(0.22)	—		(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	—		(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)		(0.27)	10.18
Class R Shares
Year Ended October 31, 2019	9.54	0.25	0.40	0.65	(0.26)	—	(e)	(0.26)	9.93
Year Ended October 31, 2018	9.90	0.26	(0.36)	(0.10)	(0.26)	—		(0.26)	9.54
Year Ended October 31, 2017	10.12	0.27	(0.23)	0.04	(0.26)	—		(0.26)	9.90
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	—		(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)		(0.32)	10.20
Institutional Service Class Shares
Year Ended October 31, 2019	9.54	0.30	0.40	0.70	(0.31)	—	(e)	(0.31)	9.93
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	—		(0.31)	9.54
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	—		(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	—		(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)		(0.37)	10.20
Institutional Class Shares
Year Ended October 31, 2019	9.55	0.30	0.39	0.69	(0.31)	—	(e)	(0.31)	9.93
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	—		(0.31)	9.55
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	—		(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	—		(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)		(0.37)	10.20

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)    Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Intermediate Municipal Income Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	7.05%	$7,526	0.76	%(f)	1.16	%(f)	2.84%	58.33%
Year Ended October 31, 2018	(0.65)%	7,141	0.80%		1.08%		2.95%	14.38%
Year Ended October 31, 2017	0.72%	9,084	0.88	%(f)	1.05	%(f)	2.92%	16.25%
Year Ended October 31, 2016	2.19%	10,798	0.88%		1.03%		2.96%	10.71%
Year Ended October 31, 2015	1.56%	9,073	0.88%		1.01%		3.09%	4.85%
Class C Shares
Year Ended October 31, 2019	6.39%	252	1.50	%(f)	1.93	%(f)	2.12%	58.33%
Year Ended October 31, 2018	(1.39)%	279	1.55%		1.87%		2.20%	14.38%
Year Ended October 31, 2017	(0.02)%	542	1.62	%(f)	1.83	%(f)	2.21%	16.25%
Year Ended October 31, 2016	1.36%	851	1.62%		1.82%		2.24%	10.71%
Year Ended October 31, 2015	0.82%	878	1.62%		1.75%		2.37%	4.85%
Class R Shares
Year Ended October 31, 2019	6.91%	11	1.00	%(f)	1.39	%(f)	2.60%	58.33%
Year Ended October 31, 2018	(1.00)%	11	1.04%		1.32%		2.71%	14.38%
Year Ended October 31, 2017	0.47%	11	1.12	%(f)	1.29	%(f)	2.67%	16.25%
Year Ended October 31, 2016	1.96%	11	1.12%		1.27%		2.72%	10.71%
Year Ended October 31, 2015	1.24%	10	1.12%		1.25%		2.85%	4.85%
Institutional Service Class Shares
Year Ended October 31, 2019	7.43%	19	0.50	%(f)	0.90	%(f)	3.10%	58.33%
Year Ended October 31, 2018	(0.40)%	18	0.54%		0.82%		3.21%	14.38%
Year Ended October 31, 2017	0.79%	18	0.69	%(f)	0.86	%(f)	3.10%	16.25%
Year Ended October 31, 2016	2.48%	28	0.62%		0.77%		3.22%	10.71%
Year Ended October 31, 2015	1.74%	18	0.62%		0.75%		3.35%	4.85%
Institutional Class Shares
Year Ended October 31, 2019	7.32%	63,256	0.50	%(f)	0.90	%(f)	3.11%	58.33%
Year Ended October 31, 2018	(0.39)%	65,428	0.54%		0.83%		3.21%	14.38%
Year Ended October 31, 2017	0.98%	71,362	0.62	%(f)	0.79	%(f)	3.18%	16.25%
Year Ended October 31, 2016	2.47%	79,279	0.62%		0.77%		3.23%	10.71%
Year Ended October 31, 2015	1.72%	83,140	0.62%		0.75%		3.35%	4.85%

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(e)     Less than $0.005 per share.

(e)     Interest expense is less than 0.001%.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$12.53	$0.01	$1.79	$1.80		$(0.02)	$(1.36)	$(1.38)	$12.95
Year Ended October 31, 2018	13.05	0.02	0.83	0.85		(0.04)	(1.33)	(1.37)	12.53
Year Ended October 31, 2017	12.13	0.04	2.34	2.38		(0.02)	(1.44)	(1.46)	13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Class C Shares
Year Ended October 31, 2019	10.87	(0.06)	1.49	1.43		—	(1.36)	(1.36)	10.94
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67		—	(1.33)	(1.33)	10.87
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04		—	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		—	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	—	(f)	(0.04)	(0.85)	(0.89)	11.40
Class R Shares
Year Ended October 31, 2019	11.70	(0.02)	1.64	1.62		—	(1.36)	(1.36)	11.96
Year Ended October 31, 2018	12.29	(0.03)	0.77	0.74		—	(1.33)	(1.33)	11.70
Year Ended October 31, 2017	11.53	(0.01)	2.21	2.20		—	(1.44)	(1.44)	12.29
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Institutional Service Class Shares
Year Ended October 31, 2019	13.33	0.04	1.92	1.96		(0.05)	(1.36)	(1.41)	13.88
Year Ended October 31, 2018	13.79	0.05	0.88	0.93		(0.06)	(1.33)	(1.39)	13.33
Year Ended October 31, 2017	12.74	0.06	2.46	2.52		(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Institutional Class Shares
Year Ended October 31, 2019	13.37	0.04	1.93	1.97		(0.05)	(1.36)	(1.41)	13.93
Year Ended October 31, 2018	13.82	0.06	0.89	0.95		(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54		(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10

(a)     Net investment income/(loss) is based on average shares outstanding during the period.

(b)    Excludes sales charge.

(c)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(d)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)
Class A Shares
Year Ended October 31, 2019	17.60%	$247,926	1.19%		1.27%		0.06%	47.13%
Year Ended October 31, 2018	6.63%	233,717	1.19	%(e)	1.25	%(e)	0.14%	38.68%
Year Ended October 31, 2017	21.13%	242,085	1.19	%(e)	1.26	%(e)	0.29%	33.79%
Year Ended October 31, 2016	2.25%	225,723	1.19	%(e)	1.28	%(e)	0.21%	63.11%
Year Ended October 31, 2015	0.50%	247,549	1.17	%(e)	1.25	%(e)	0.87%	16.92%
Class C Shares
Year Ended October 31, 2019	16.75%	1,428	1.90%		2.11%		(0.58)%	47.13%
Year Ended October 31, 2018	5.88%	2,963	1.90	%(e)	2.07	%(e)	(0.56)%	38.68%
Year Ended October 31, 2017	20.26%	3,544	1.90	%(e)	2.09	%(e)	(0.40)%	33.79%
Year Ended October 31, 2016	1.56%	5,883	1.90	%(e)	2.08	%(e)	(0.50)%	63.11%
Year Ended October 31, 2015	(0.27)%	7,134	1.90	%(e)	1.98	%(e)	0.15%	16.92%
Class R Shares
Year Ended October 31, 2019	17.24%	14	1.59%		1.67%		(0.23)%	47.13%
Year Ended October 31, 2018	6.10%	128	1.60	%(e)	1.66	%(e)	(0.27)%	38.68%
Year Ended October 31, 2017	20.64%	159	1.58	%(e)	1.65	%(e)	(0.05)%	33.79%
Year Ended October 31, 2016	1.95%	266	1.51	%(e)	1.60	%(e)	(0.12)%	63.11%
Year Ended October 31, 2015	0.23%	458	1.40	%(e)	1.48	%(e)	0.62%	16.92%
Institutional Service Class Shares
Year Ended October 31, 2019	17.84%	113,600	0.97%		1.05%		0.29%	47.13%
Year Ended October 31, 2018	6.90%	106,337	0.97	%(e)	1.03	%(e)	0.36%	38.68%
Year Ended October 31, 2017	21.33%	109,418	0.98	%(e)	1.05	%(e)	0.49%	33.79%
Year Ended October 31, 2016	2.52%	101,549	1.00	%(e)	1.09	%(e)	0.40%	63.11%
Year Ended October 31, 2015	0.59%	109,288	0.99	%(e)	1.07	%(e)	1.06%	16.92%
Institutional Class Shares
Year Ended October 31, 2019	17.90%	8,839	0.90%		1.03%		0.34%	47.13%
Year Ended October 31, 2018	6.99%	6,801	0.90	%(e)	1.01	%(e)	0.43%	38.68%
Year Ended October 31, 2017	21.45%	6,507	0.90	%(e)	1.01	%(e)	0.59%	33.79%
Year Ended October 31, 2016	2.63%	6,742	0.90	%(e)	1.02	%(e)	0.50%	63.11%
Year Ended October 31, 2015	0.68%	7,059	0.90	%(e)	0.98	%(e)	1.13%	16.92%

(e)     Includes interest expense that amounts to less than 0.01%.

(f)     Less than $0.005 per share.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$12.19	$(0.01)	$2.02	$2.01	$(0.01)	$(0.53)	$(0.54)	$13.66
Year Ended October 31, 2018	13.35	(0.01)	0.06	0.05	(0.01)	(1.20)	(1.21)	12.19
Year Ended October 31, 2017	10.95	— (g)	2.63	2.63	(0.02)	(0.21)	(0.23)	13.35
Year Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	—	—	—	10.95
Class C Shares
Year Ended October 31, 2019	11.96	(0.10)	1.97	1.87	—	(0.53)	(0.53)	13.30
Year Ended October 31, 2018	13.21	(0.11)	0.06	(0.05)	—	(1.20)	(1.20)	11.96
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	—	(0.21)	(0.21)	13.21
Year Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	—	—	—	10.89
Class R Shares
Year Ended October 31, 2019	12.12	(0.04)	2.00	1.96	— (g)	(0.53)	(0.53)	13.55
Year Ended October 31, 2018	13.31	(0.04)	0.05	0.01	—	(1.20)	(1.20)	12.12
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Year Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	—	—	—	10.93
Institutional Service Class Shares
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	—	—	—	10.97
Institutional Class Shares
Year Ended October 31, 2019	12.23	0.02	2.03	2.05	(0.02)	(0.53)	(0.55)	13.73
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	—	—	—	10.97

(a)      Net investment income/(loss) is based on average shares outstanding during the period.

(b)     Excludes sales charge.

(c)      Not annualized for periods less than one year.

(d)     Annualized for periods less than one year.

(e)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

		Ratios/Supplemental Data
	Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)
Class A Shares
Year Ended October 31, 2019	17.76%	$109	1.25%	10.30%	(0.09)%	50.20%
Year Ended October 31, 2018	(0.09)%	91	1.25%	10.22%	(0.08)%	25.45%
Year Ended October 31, 2017	24.41%	46	1.25%	12.12%	(0.01)%	42.92%
Year Ended October 31, 2016(h)	9.50%	12	1.25%	15.77%	0.09%	18.10%
Class C Shares
Year Ended October 31, 2019	16.87%	16	2.00%	11.05%	(0.84)%	50.20%
Year Ended October 31, 2018	(0.87)%	13	2.00%	10.97%	(0.84)%	25.45%
Year Ended October 31, 2017	23.57%	13	2.00%	12.87%	(0.75)%	42.92%
Year Ended October 31, 2016(h)	8.90%	11	2.00%	16.52%	(0.67)%	18.10%
Class R Shares
Year Ended October 31, 2019	17.46%	16	1.50%	10.55%	(0.34)%	50.20%
Year Ended October 31, 2018	(0.38)%	14	1.50%	10.47%	(0.34)%	25.45%
Year Ended October 31, 2017	24.14%	14	1.50%	12.37%	(0.25)%	42.92%
Year Ended October 31, 2016(h)	9.30%	11	1.50%	16.02%	(0.17)%	18.10%
Institutional Service Class Shares
Year Ended October 31, 2019	18.10%	50	1.00%	10.05%	0.15%	50.20%
Year Ended October 31, 2018	0.12%	43	1.00%	9.97%	0.19%	25.45%
Year Ended October 31, 2017	24.70%	14	1.00%	11.87%	0.25%	42.92%
Year Ended October 31, 2016(h)	9.70%	11	1.00%	15.52%	0.33%	18.10%
Institutional Class Shares
Year Ended October 31, 2019	18.10%	1,609	1.00%	10.05%	0.16%	50.20%
Year Ended October 31, 2018	0.12%	1,353	1.00%	9.97%	0.16%	25.45%
Year Ended October 31, 2017	24.70%	1,338	1.00%	11.87%	0.25%	42.92%
Year Ended October 31, 2016(h)	9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(f)    Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g)   Less than $0.005 per share.

(h)  For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$3.85	$0.23	(d)	$0.14	$0.37	$(0.23)	$—		$—	$(0.23)	$—		$3.99
Year Ended October 31, 2018(e)	4.04	0.17	(d)	(0.13)	0.04	(0.23)	—		0.00 (f)	(0.23)	0.00	(f)	3.85
Year Ended October 31, 2017	3.49	0.22		0.56	0.78	(0.22)	—		(0.01)	(0.23)	0.00	(f)	4.04
Year Ended October 31, 2016	3.73	0.18		(0.19)	(0.01)	(0.21)	—		(0.02)	(0.23)	0.00	(f)	3.49
Year Ended October 31, 2015	3.83	0.24		(0.11)	0.13	(0.23)	(0.00	)(f)	—	(0.23)	0.00	(f)	3.73
Institutional Class Shares
Year Ended October 31, 2019	3.85	0.24	(d)	0.15	0.39	(0.24)	—		—	(0.24)	—		4.00
Year Ended October 31, 2018(e)	4.04	0.18	(d)	(0.13)	0.05	(0.24)	—		0.00 (f)	(0.24)	0.00	(f)	3.85
Year Ended October 31, 2017	3.49	0.22		0.57	0.79	(0.23)	—		(0.01)	(0.24)	0.00	(f)	4.04
Year Ended October 31, 2016	3.73	0.21		(0.21)	0.00	(0.22)	—		(0.02)	(0.24)	0.00	(f)	3.49
Year Ended October 31, 2015	3.83	0.25		(0.11)	0.14	(0.24)	(0.00	)(f)	—	(0.24)	0.00	(f)	3.73

(a)      Excludes sales charge.

(b)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)      Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund (concluded)

			Ratios/Supplemental Data
	Total Return (a)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2019	10.02	%(h)	$4,399	1.50%		1.61%		6.00%	105.70%
Year Ended October 31, 2018(e)	0.79%		4,505	1.52	%(g)	1.60	%(g)	4.17%	66.16%
Year Ended October 31, 2017	22.92%		3,379	1.54	%(g)	1.58	%(g)	6.14%	82.00%
Year Ended October 31, 2016	(0.06)%		3,865	1.55	%(g)	1.56	%(g)	5.02%	88.00%
Year Ended October 31, 2015	3.34%		4,010	1.52	%(g)	1.52	%(g)	5.95%	111.00%
Institutional Class Shares
Year Ended October 31, 2019	10.60%		122,197	1.25%		1.33%		6.21%	105.70%
Year Ended October 31, 2018(e)	1.02%		135,262	1.28	%(g)	1.35	%(g)	4.44%	66.16%
Year Ended October 31, 2017	23.22%		160,696	1.29	%(g)	1.33	%(g)	5.95%	82.00%
Year Ended October 31, 2016	0.18%		151,200	1.30	%(g)	1.31	%(g)	6.13%	88.00%
Year Ended October 31, 2015	3.59%		182,039	1.27	%(g)	1.27	%(g)	6.28%	111.00%

(e)      Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)       Less than $0.005 per share.

(g)      Includes interest expense that amounts to 0.03%, 0.04%, 0.01% and 0.03% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, October 31, 2016 and October 31, 2015, respectively.

(h)     The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$18.82	$0.30	(d)	$3.48	$3.78	$(0.64)	$(0.03)	$—	$(0.67)	$—		$21.93
Year Ended October 31, 2018(e)	20.65	0.46	(d)	(1.54)	(1.08)	(0.71)	(0.04)	—	(0.75)	0.00	(f)	18.82
Year Ended October 31, 2017	17.55	0.66		3.15	3.81	(0.71)	—	—	(0.71)	0.00	(f)	20.65
Year Ended October 31, 2016	17.63	0.76		(0.12)	0.64	(0.72)	—	—	(0.72)	0.00	(f)	17.55
Year Ended October 31, 2015	20.11	0.61		(2.21)	(1.60)	(0.63)	(0.21)	(0.04)	(0.88)	0.00	(f)	17.63
Institutional Class Shares
Year Ended October 31, 2019	18.85	0.34	(d)	3.50	3.84	(0.69)	(0.03)	—	(0.72)	—		21.97
Year Ended October 31, 2018(e)	20.68	0.54	(d)	(1.57)	(1.03)	(0.76)	(0.04)	—	(0.80)	0.00	(f)	18.85
Year Ended October 31, 2017	17.58	0.70		3.16	3.86	(0.76)	—	—	(0.76)	0.00	(f)	20.68
Year Ended October 31, 2016	17.66	0.81		(0.13)	0.68	(0.76)	—	—	(0.76)	0.00	(f)	17.58
Year Ended October 31, 2015	20.14	0.71		(2.25)	(1.54)	(0.71)	(0.19)	(0.04)	(0.94)	0.00	(f)	17.66

(a)      Excludes sales charge.

(b)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)      Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2019	20.41%	$12,776	1.45%		1.59%		1.46%	31.62%
Year Ended October 31, 2018(e)	(5.39)%	12,310	1.45%		1.58%		2.29%	48.54%
Year Ended October 31, 2017	22.13%	20,132	1.46	%(g)	1.58	%(g)	3.48%	77.00%
Year Ended October 31, 2016	3.75%	16,105	1.46	%(g)	1.54	%(g)	4.34%	58.00%
Year Ended October 31, 2015	(8.15)%	21,822	1.50	%(g)	1.52	%(g)	3.47%	116.00%
Institutional Class Shares
Year Ended October 31, 2019	20.73%	87,441	1.20%		1.31%		1.68%	31.62%
Year Ended October 31, 2018(e)	(5.13)%	95,025	1.20%		1.32	%(g)	2.70%	48.54%
Year Ended October 31, 2017	22.39%	115,567	1.21	%(g)	1.33	%(g)	3.56%	77.00%
Year Ended October 31, 2016	4.01%	134,220	1.21	%(g)	1.29	%(g)	4.56%	58.00%
Year Ended October 31, 2015	(7.90)%	207,034	1.26	%(g)	1.28	%(g)	3.60%	116.00%

(e)      Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)       Less than $0.005 per share.

(g)      Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016 and October 31, 2015.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$10.07	$0.30	(d)	$0.18		$0.48	$(0.30)	$—		$—		$(0.30)	$—		$10.25
Year Ended October 31, 2018(e)	10.24	0.31	(d)	(0.17)		0.14	(0.31)	—		0.00	(f)	(0.31)	0.00	(f)	10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)		0.18	(0.28)	—		—		(0.28)	0.00	(f)	10.24
Year Ended October 31, 2016	10.29	0.32		0.04		0.36	(0.31)	—		—		(0.31)	0.00	(f)	10.34
Year Ended October 31, 2015	10.29	0.34		0.00	(f)	0.34	(0.34)	(0.00	)(f)	—		(0.34)	—		10.29
Institutional Class Shares
Year Ended October 31, 2019	10.07	0.32	(d)	0.18		0.50	(0.32)	—		—		(0.32)	—		10.25
Year Ended October 31, 2018(e)	10.24	0.33	(d)	(0.16)		0.17	(0.34)	—		0.00	(f)	(0.34)	0.00	(f)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)		0.21	(0.31)	—		—		(0.31)	0.00	(f)	10.24
Year Ended October 31, 2016	10.29	0.34		0.05		0.39	(0.34)	—		—		(0.34)	0.00	(f)	10.34
Year Ended October 31, 2015	10.29	0.36		(0.00	)(f)	0.36	(0.36)	(0.00	)(f)	—		(0.36)	—		10.29

(a)      Excludes sales charge.

(b)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)     Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Short Duration High Yield Municipal Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2019	4.78%	$27,577	0.90%		1.13%		2.96%	104.52%
Year Ended October 31, 2018(e)	1.42%	29,433	0.91	%(g)	1.11	%(g)	3.03%	86.19%
Year Ended October 31, 2017	1.82%	50,906	0.90	%(g)	1.09	%(g)	2.78%	151.00%
Year Ended October 31, 2016	3.58%	35,705	0.93	%(g)	1.12	%(g)	3.03%	132.00%
Year Ended October 31, 2015	3.42%	10,170	1.07	%(g)	1.37	%(g)	3.16%	58.00%
Institutional Class Shares
Year Ended October 31, 2019	5.05%	229,716	0.65	%(g)	0.90	%(g)	3.19%	104.52%
Year Ended October 31, 2018(e)	1.67%	177,810	0.66	%(g)	0.87	%(g)	3.27%	86.19%
Year Ended October 31, 2017	2.08%	207,427	0.65	%(g)	0.84	%(g)	3.04%	151.00%
Year Ended October 31, 2016	3.84%	153,300	0.68	%(g)	0.88	%(g)	3.28%	132.00%
Year Ended October 31, 2015	3.65%	48,261	0.82	%(g)	1.12	%(g)	3.49%	58.00%

(e)      Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)       Less than $0.005 per share.

(g)      Includes interest expense that amounts to 0.01% for the years ended October 31, 2018 and October 31, 2016. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2017 and October 31, 2015.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$20.02	$0.33	(d)	$3.99	$4.32	$(0.63)	$(0.63)	$—		$23.71
Year Ended October 31, 2018(e)	22.82	0.14	(d)	(2.46)	(2.32)	(0.48)	(0.48)	0.00	(f)	20.02
Year Ended October 31, 2017	19.33	0.02		3.47	3.49	—	—	0.00	(f)	22.82
Year Ended October 31, 2016	21.79	0.08		(1.12)	(1.04)	(1.42)	(1.42)	0.00	(f)	19.33
Year Ended October 31, 2015	23.75	1.34		(3.30)	(1.96)	—	—	0.00	(f)	21.79
Institutional Class Shares
Year Ended October 31, 2019	20.17	0.38	(d)	4.01	4.39	(0.69)	(0.69)	—		23.87
Year Ended October 31, 2018(e)	22.99	0.21	(d)	(2.49)	(2.28)	(0.54)	(0.54)	0.00	(f)	20.17
Year Ended October 31, 2017	19.46	0.20		3.36	3.56	(0.03)	(0.03)	0.00	(f)	22.99
Year Ended October 31, 2016	21.92	0.17		(1.16)	(0.99)	(1.47)	(1.47)	0.00	(f)	19.46
Year Ended October 31, 2015	23.84	1.48		(3.40)	(1.92)	—	—	0.00	(f)	21.92

(a)      Excludes sales charge.

(b)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)     Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund (concluded)

			Ratios/Supplemental Data
	Total Return (a)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2019	22.29%		$177	1.62	%(g)	1.65	%(g)	1.51%	60.73%
Year Ended October 31, 2018(e)	(10.52)%		135	1.63	%(g)	1.67	%(g)	0.62%	89.59%
Year Ended October 31, 2017	18.05%		176	1.61	%(g)	1.62	%(g)	0.75%	60.00%
Year Ended October 31, 2016	(4.99)%		125	1.57	%(g)	1.60	%(g)	0.54%	33.00%
Year Ended October 31, 2015	(8.25)%		132	1.68	%(g)	1.68	%(g)	6.00%	28.00%
Institutional Class Shares
Year Ended October 31, 2019	22.57	%(h)	56,510	1.37	%(g)	1.40	%(g)	1.74%	60.73%
Year Ended October 31, 2018(e)	(10.35)%		97,453	1.38	%(g)	1.39	%(g)	0.89%	89.59%
Year Ended October 31, 2017	18.36%		117,484	1.35	%(g)	1.37	%(g)	0.94%	60.00%
Year Ended October 31, 2016	(4.70)%		107,744	1.34	%(g)	1.37	%(g)	0.75%	33.00%
Year Ended October 31, 2015	(8.05)%		129,048	1.43	%(g)	1.43	%(g)	6.46%	28.00%

(e)      Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)       Less than $0.005 per share.

(g)      Includes interest expense that amounts to 0.01%, 0.02%, less than 0.01%, less than 0.01% and 0.02% for Class A and Institutional Class for the years ended October 31, 2019, October 31, 2018, October 31, 2017, 0ctober 31, 2016 and October 31, 2015, respectively.

(h)     The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$21.38	$0.32	(d)	$3.28	$3.60	$(0.52)	$(6.48)	$(7.00)	$—		$17.98
Year Ended October 31, 2018(e)	22.93	0.47	(d)	(0.74)	(0.27)	(0.69)	(0.59)	(1.28)	0.00	(d)	21.38
Year Ended October 31, 2017	22.09	(0.41)		2.42	2.02	(0.70)	(0.47)	(1.17)	0.00	(d)	22.93
Year Ended October 31, 2016	21.97	0.45		0.63	1.08	(0.50)	(0.46)	(0.96)	0.00	(d)	22.09
Year Ended October 31, 2015	21.26	0.33		1.08	1.41	(0.43)	(0.27)	(0.70)	0.00	(d)	21.97
Institutional Class Shares
Year Ended October 31, 2019	21.41	0.36	(d)	3.29	3.65	(0.56)	(6.48)	(7.04)	—		18.02
Year Ended October 31, 2018(e)	22.97	0.54	(d)	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	0.00	(d)	21.41
Year Ended October 31, 2017	22.11	0.20		1.88	2.08	(0.75)	(0.47)	(1.22)	0.00	(d)	22.97
Year Ended October 31, 2016	22.00	0.49		0.64	1.13	(0.56)	(0.46)	(1.02)	0.00	(d)	22.11
Year Ended October 31, 2015	21.29	0.44		1.02	1.46	(0.48)	(0.27)	(0.75)	0.00	(d)	22.00

(a)      Excludes sales charge.

(b)     During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)     Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2019	25.65%	$2,341	1.28	%(f)	1.71	%(f)	1.83%	20.70%
Year Ended October 31, 2018(e)	(1.35)%	1,751	1.34	%(f)	1.71	%(f)	2.16%	42.71%
Year Ended October 31, 2017	9.37%	1,565	1.46	%(f)	1.65	%(f)	0.66%	7.00%
Year Ended October 31, 2016	4.90%	2,807	1.58	%(f)	1.59	%(f)	2.07%	15.00%
Year Ended October 31, 2015	6.72%	2,886	1.60	%(f)	1.60	%(f)	1.72%	32.00%
Institutional Class Shares
Year Ended October 31, 2019	25.97%	75,232	1.03	%(f)	1.39	%(f)	2.10%	20.70%
Year Ended October 31, 2018(e)	(1.15)%	83,573	1.10	%(f)	1.45	%(f)	2.46%	42.71%
Year Ended October 31, 2017	9.65%	107,042	1.21	%(f)	1.40	%(f)	0.92%	7.00%
Year Ended October 31, 2016	5.15%	107,916	1.35	%(f)	1.36	%(f)	2.28%	15.00%
Year Ended October 31, 2015	6.98%	112,927	1.35	%(f)	1.35	%(f)	2.00%	32.00%

(e)      Beginning with the year ended October 31, 2018, the Fund has been audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)       Includes interest expense that amounts to 0.03%, 0.10%, 0.10%, 0.06% and 0.04% for Class A and Institutional Class for the years ended October 31, 2019, October 31, 2018, October 31, 2017, 0ctober 31, 2016 and October 31, 2015 respectively.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2019	$10.09	$0.13	(d)	$0.01		$0.14	$(0.13)	$—		$(0.13)	$—		$10.10
Year Ended October 31, 2018(e)	10.09	0.11	(d)	0.00		0.11	(0.11)	—		(0.11)	0.00	(f)	10.09
Year Ended October 31, 2017	10.09	0.06		(0.00	)(f)	0.06	(0.06)	—		(0.06)	0.00	(f)	10.09
Year Ended October 31, 2016	10.10	0.04		(0.01)		0.03	(0.04)	—		(0.04)	0.00	(f)	10.09
Year Ended October 31, 2015	10.10	0.03		0.00	(f)	0.03	(0.03)	(0.00	)(f)	(0.03)	0.00	(f)	10.10
Class A1(g)
Year Ended October 31, 2019	10.10	0.08		—	(f)	0.08	(0.08)	—		(0.08)	—		10.10
Institutional Class Shares
Year Ended October 31, 2019	10.04	0.15	(d)	—		0.15	(0.15)	—		(0.15)	—		10.04
Year Ended October 31, 2018(e)	10.04	0.13	(d)	0.00		0.13	(0.13)	—		(0.13)	0.00	(f)	10.04
Year Ended October 31, 2017	10.04	0.09		(0.00	)(f)	0.09	(0.09)	—		(0.09)	0.00	(f)	10.04
Year Ended October 31, 2016	10.04	0.06		(0.00	)(f)	0.06	(0.06)	—		(0.06)	0.00	(f)	10.04
Year Ended October 31, 2015	10.04	0.05		0.00	(f)	0.05	(0.05)	(0.00	)(f)	(0.05)	0.00	(f)	10.04

(a)      Excludes sales charge.

(b)      During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c)      Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d)      Net investment income/(loss) is based on average shares outstanding during the period.

Amounts listed as “—” are $0 or round to $0.

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

		Ratios/Supplemental Data
	Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2019	1.36%	$204,501	0.70%	0.95%	1.25%	231.49%
Year Ended October 31, 2018(e)	1.09%	223,255	0.70%	0.92%	1.08%	177.63%
Year Ended October 31, 2017	0.62%	211,265	0.69%	0.90%	0.62%	214.00%
Year Ended October 31, 2016	0.29%	206,259	0.68%	0.99%	0.39%	143.00%
Year Ended October 31, 2015	0.26%	203,472	0.75%	1.18%	0.26%	155.00%
Class A1(g)
Year Ended October 31, 2019	0.81%	35	0.70%	0.94%	1.13%	231.49%
Institutional Class Shares
Year Ended October 31, 2019	1.51%	680,881	0.45%	0.72%	1.50%	231.49%
Year Ended October 31, 2018(e)	1.34%	802,312	0.45%	0.67%	1.32%	177.63%
Year Ended October 31, 2017	0.87%	896,624	0.44%	0.65%	0.86%	214.00%
Year Ended October 31, 2016	0.64%	905,843	0.43%	0.74%	0.64%	143.00%
Year Ended October 31, 2015	0.52%	772,308	0.50%	0.93%	0.51%	155.00%

(e)   Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

(f)    Less than $0.005 per share.

(g)   For the period from February 28, 2019 (commencement of operations) through October 31, 2019.

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

•                  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•                  Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

•                  Shares purchased through a Merrill Lynch affiliated investment advisory program

•                  Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

•                  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•                  Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•                  Shares exchanged from Class C (i.e. level-load) shares of the same Fund pursuant to Merrill Lynch’s policies  relating to sales load discounts and waivers

•                  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•                  Trustees of the Trust, and employees of the Adviser or any of its affiliates, as described in the this prospectus

•                  Eligible shares purchased from the proceeds of redemptions within the Aberdeen fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•                  Death or disability of the shareholder

•                  Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•                  Return of excess contributions from an IRA Account

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

•                  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•                  Shares acquired through a right of reinstatement

•                  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and C shares only)

•                  Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•                  Breakpoints as described in this prospectus.

•                  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of Aberdeen fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible Aberdeen fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•                  Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Aberdeen fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley:

Front-end Sales Charge Waivers on Class A Shares available for Morgan Stanley Wealth Management Transactional Brokerage Accounts

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in these Funds’ Prospectus or SAI.

•                  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•                  Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•                  Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•                  Shares purchased through a Morgan Stanley self-directed brokerage account

•                  Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Raymond James:

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•                  Shares purchased in an investment advisory program.

•                  Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•                  Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•                  A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

•                  Death or disability of the shareholder.

•                  Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•                  Return of excess contributions from an IRA Account.

•                  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•                  Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•                  Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•                  Breakpoints as described in this prospectus.

•                  Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James.

Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

•                  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Janney Montgomery Scott:

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•                  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•                  Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

•                  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

•                  Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

•                  Shares acquired through a right of reinstatement.

•                  Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•                  Shares sold upon the death or disability of the shareholder.

•                  Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.

•                  Shares purchased in connection with a return of excess contributions from an IRA account.

•                  Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund’s Prospectus.

•                  Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

•                  Shares acquired through a right of reinstatement.

•                  Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•                  Breakpoints as described in the fund’s Prospectus.

•                  Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

•                  Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

* Also referred to as an “initial sales charge”.

Information from Aberdeen Funds

Please read this Prospectus before you invest, and keep it with your records. The following documents — which may be obtained free of charge — contain additional information about the Funds:

•                  Statement of Additional Information (incorporated by reference into this Prospectus)

•                  Annual Reports (which contain discussions of the market conditions and investment strategies that significantly affected the Funds’ performance)

•                  Semi-Annual Reports

While this Prospectus and the Statement of Additional Information of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the Statement of Additional Information represents a contract between the Trust or a Fund and any shareholder or any other party.

To obtain any of the above documents free of charge, to request other information about the Funds, or to make other shareholder inquiries, contact us at the address or number listed below. You can also access and download the annual and semi-annual reports (when available) and the Statement of Additional Information at the Funds’ website https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, other regulatory materials and other communications will be mailed to your household (if you share the same last name and address). You can call us at 866-667-9231, or write to us at the address listed below, to request (1) additional copies free of charge, or (2) that we discontinue our practice of mailing regulatory materials together.

If you wish to receive regulatory materials and/or account statements electronically, you can sign-up for our free e-delivery service. Please visit the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre  or call 866-667-9231 for additional information.

For Additional Information Contact:

By Regular Mail:

Aberdeen Funds
P.O. Box 219534

Kansas City MO 64121-9534

By Overnight Mail:

Aberdeen Funds

c/o DST Asset Manager Solutions, Inc.

430 W. 7th Street, Ste. 219534
Kansas City, MO 64105-1407

For 24-hour Access:

866-667-9231 (toll free)

Customer Service Representatives are available 8 a.m.-9 p.m. Eastern Time, Monday through Friday. Call after 7 p.m. Eastern Time for closing share prices.

Also, visit the Funds’ website at https://www.aberdeenstandard.com/en-us/us/investor/fund-centre.

Information from the Securities and Exchange Commission (SEC)

You can obtain information about the Funds, including the SAI from the SEC:

•                  on the SEC’s EDGAR database via the Internet at www.sec.gov; or

•                  by electronic request to publicinfo@sec.gov (the SEC charges a fee for this service).

THE TRUST’S INVESTMENT COMPANY ACT FILE NO.: 811-22132

STATEMENT OF ADDITIONAL INFORMATION

February 28, 2020

ABERDEEN FUNDS

Aberdeen Focused U.S. Equity Fund

Class A — MLSAX  • Class C — MLSCX • Class R — GLSRX • Institutional Class — GGUIX • Institutional Service Class — AELSX

Aberdeen U.S. Small Cap Equity Fund

Class A — GSXAX  • Class C —GSXCX • Class R — GNSRX • Institutional Class — GSCIX • Institutional Service Class — GSXIX

Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund)

Class A — GOPAX  • Class C — GOPCX • Class R — GOPRX • Institutional Class — GOPIX • Institutional Service Class — GOPSX

Aberdeen International Equity Fund

Class A — GIGAX  • Class C — GIGCX • Class R — GIRRX • Institutional Class — GIGIX • Institutional Service Class — GIGSX

Aberdeen Global Equity Fund

Class A — GLLAX  • Class C — GLLCX • Class R — GWLRX • Institutional Class — GWLIX • Institutional Service Class — GLLSX

Aberdeen Diversified Income Fund

Class A — GMAAX  • Class C — GMACX • Class R — GMRRX • Institutional Class — GMAIX

Aberdeen Dynamic Allocation Fund

Class A — GMMAX  • Class C — GMMCX • Class R — GAGRX • Institutional Class — GMMIX • Institutional Service Class — GAASX

Aberdeen Diversified Alternatives Fund

Class A — GASAX  • Class C — GAMCX • Class R — GASRX • Institutional Class — GASIX

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Class A — APJAX • Class R — APJRX • Institutional Class — AAPIX • Institutional Service Class — AAPEX

Aberdeen Emerging Markets Fund

Class A — GEGAX • Class C — GEGCX • Class R — GEMRX • Institutional Class — ABEMX • Institutional Service Class — AEMSX

Aberdeen Emerging Markets Debt Fund

Class A — AKFAX • Class C — AKFCX • Class R — AKFRX • Institutional Class — AKFIX • Institutional Service Class — AKFSX

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund)

Class A — CUGAX • Class C — CGBCX • Institutional Class — AGCIX • Institutional Service Class — CGFIX

Aberdeen International Small Cap Fund

Class A — WVCCX • Class C — CPVCX • Class R — WPVAX • Institutional Class — ABNIX

Aberdeen Intermediate Municipal Income Fund

Class A — NTFAX • Class C — GTICX • Institutional Class — ABEIX • Institutional Service Class — ABESX

Aberdeen U.S. Multi-Cap Equity Fund

Class A — GXXAX  • Class C — GXXCX • Class R — GGLRX • Institutional Class — GGLIX • Institutional Service Class — GXXIX

Aberdeen U.S. Mid Cap Equity Fund

Class A — GUEAX • Class C — GUECX • Class R — GUERX • Institutional Class — GUEIX • Institutional Service Class — GUESX

Aberdeen Dynamic Dividend Fund

Class A — ADAVX • Institutional Class — ADVDX

Aberdeen Global Infrastructure Fund

Class A — AIAFX • Institutional Class — AIFRX

Aberdeen Short Duration High Yield Municipal Fund

Class A — AAHMX • Institutional Class — AHYMX

Aberdeen International Real Estate Equity Fund

Class A — EGALX • Institutional Class — EGLRX

Aberdeen Realty Income & Growth Fund

Class A — AIAGX • Institutional Class — AIGYX

Aberdeen Ultra Short Municipal Income Fund

Class A — ATOAX • Class A1 — ATOBX • Institutional Class — ATOIX

Aberdeen Funds (the “Trust”) is a registered open-end investment company consisting of 22 series as of the date hereof.  This Statement of Additional Information (“SAI”) relates to the series of the Trust listed above (each, a “Fund” and collectively, the “Funds”).  This SAI is not a prospectus but is incorporated by reference into the Prospectus for the Funds.  It contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus for the Funds dated February 28, 2020.

Terms not defined in this SAI have the meanings assigned to them in the Prospectus.  You can order copies of the Prospectus without charge by writing to Aberdeen Funds, c/o DST Asset Manager Solutions, Inc. (“DST”) at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or calling (toll-free) 866-667-9231.

The audited financial statements for each of the Funds for the fiscal year ended October 31, 2019, and the related report of KPMG LLP (“KPMG”), independent registered public accounting firm for the Funds, which are contained in the Funds’ October 31, 2019 Annual Report, are incorporated herein by reference in the section “Financial Statements.” No other parts of the Annual Report are incorporated by reference herein. A copy of the Annual Report may be obtained upon request and without charge by writing to Aberdeen Funds at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

i

GENERAL INFORMATION

The Trust is an open-end management investment company formed as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007.  The Trust currently consists of 22 separate series, each with its own investment objective.

Certain Funds in this SAI were formed to acquire the assets and liabilities of the corresponding Fund of the Nationwide Mutual Funds (each, a “Nationwide Predecessor Fund,” and collectively, the “Nationwide Predecessor Funds”) as shown in the chart below.

Fund	Corresponding Predecessor Fund

Aberdeen Global Equity Fund (“Global Equity Fund”)	Nationwide Worldwide Leaders Fund

Aberdeen China A Share Equity Fund (formerly, Aberdeen China Opportunities Fund) (“China A Fund”)	Nationwide China Opportunities Fund

Aberdeen International Equity Fund (“International Equity Fund”)	Nationwide International Growth Fund

Aberdeen Focused U.S. Equity Fund (“Focused U.S. Equity Fund”)	Nationwide U.S. Growth Leaders Long-Short Fund

Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)	Nationwide Optimal Allocations Fund: Moderate Growth

Aberdeen Diversified Income Fund (“Diversified Income Fund”)	Nationwide Optimal Allocations Fund: Moderate

Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)	Nationwide Optimal Allocations Fund: Specialty

Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)	Nationwide Small Cap Fund

Aberdeen Intermediate Municipal Income Fund (“Intermediate Municipal Income Fund”)	Nationwide Tax-Free Income Fund

The Nationwide Predecessor Funds, for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Nationwide Predecessor Funds is included in this SAI. Prior to November 15, 2017, the Focused U.S. Equity Fund was known as the Aberdeen Equity Long-Short Fund. Prior to February 28, 2019, the Intermediate Municipal Income Fund was known as the Aberdeen Tax-Free Income Fund. Prior to June 13, 2019, the China A Fund was known as the Aberdeen China Opportunities Fund.

Certain Funds in this SAI were formed to acquire the assets and liabilities of the corresponding Fund of the Credit Suisse Funds (each a “Credit Suisse Predecessor Fund,” and collectively, the “Credit Suisse Predecessor Funds”) as shown in the chart below.

1

Fund	Corresponding Predecessor Fund

Aberdeen Global Absolute Return Strategies Fund (formerly, Aberdeen Global Unconstrained Fixed Income Fund) (“GARS® Fund”)	Credit Suisse Global Fixed Income Fund

Aberdeen International Small Cap Fund (“International Small Cap Fund”)	Credit Suisse Global Small Cap Fund

The Credit Suisse Predecessor Funds, for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Credit Suisse Predecessor Funds is included in this SAI. Prior to November 15, 2019, the GARS® Fund was known as the Aberdeen Global Unconstrained Fixed Income Fund, and prior to August 15, 2016, the Aberdeen Global Unconstrained Fixed Income Fund was known as the Aberdeen Global Fixed Income Fund.

Certain Funds in this SAI acquired the assets and liabilities of the corresponding Fund of the Pacific Capital Funds (each a “Pacific Capital Predecessor Fund,” and collectively, the “Pacific Capital Predecessor Funds”), as shown in the chart below.

Fund	Corresponding Predecessor Fund

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)	Pacific Capital New Asia Growth Fund

Institutional Service Class Shares Institutional Class Shares	Class A, B and C Shares Class Y Shares
U.S. Small Cap Equity Fund	Pacific Capital Small Cap Fund
Class A Shares Class C Shares Institutional Class Shares	Class A and B Shares Class C Shares Class Y Shares

The Aberdeen Emerging Markets Fund (“Emerging Markets Fund”) was formed to acquire the assets and liabilities of a former Aberdeen Emerging Markets Fund, which was a series of The Advisors’ Inner Circle Fund II (the “Emerging Markets Predecessor Fund”).  On May 21, 2012, the Emerging Markets Fund acquired the assets of the Aberdeen Emerging Markets Fund (the “Acquired Fund”), another series of the Trust, which had Class A, C and R Shares. The Emerging Markets Predecessor Fund, for purposes of the reorganization, is considered the accounting survivor and accordingly, certain financial history of the Emerging Markets Predecessor Fund is included in this SAI.

The Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”) commenced operations on November 1, 2012.

Prior to October 31, 2015, the Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”) was known as the Aberdeen U.S. Equity Fund.  The Aberdeen U.S. Equity Fund (“U.S. Equity Fund”) was created to acquire the assets and liabilities of the Credit

2

Suisse Large Cap Blend Fund, Inc., a Maryland corporation, and a former series of the Trust with a U.S. equity strategy (“Aberdeen U.S. Equity Predecessor Fund”).  The Aberdeen U.S. Equity Predecessor Fund, for purposes of the reorganization, is considered the accounting survivor and accordingly, certain financial history of the Aberdeen U.S. Equity Predecessor Fund is included in this SAI.  On February 25, 2013, the U.S. Equity Fund acquired the assets of the Aberdeen U.S. Equity II Fund, another series of the Trust, which offered Class A, Class C, Class R, Institutional Class and Institutional Service Class Shares.  The U.S. Equity Fund, for purposes of the reorganization, is considered the accounting survivor.

The Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”) commenced operations on February 29, 2016.

Certain Funds in this SAI were formed to acquire the assets and liabilities of certain series of the Alpine Equity Trust, Alpine Series Trust or Alpine Income Trust (each, an “Alpine Predecessor Fund,” and collectively, the “Alpine Predecessor Funds”), as shown in the chart below.

Fund	Corresponding Predecessor Fund

Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)	Alpine Dynamic Dividend Fund, a series of Alpine Series Trust

Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)	Alpine Global Infrastructure Fund, a series of Alpine Equity Trust

Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)	Alpine International Real Estate Equity Fund, a series of Alpine Equity Trust

Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)	Alpine Realty Income & Growth Fund, a series of Alpine Equity Trust

Aberdeen Short Duration High Yield Municipal Fund (“Short Duration High Yield Municipal Fund”)	Alpine High Yield Managed Duration Municipal Fund, a series of Alpine Income Trust

Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)	Alpine Ultra Short Municipal Income Fund, a series of Alpine Income Trust

The Alpine Predecessor Funds, for purposes of the relevant reorganization, are considered the accounting survivors and accordingly, certain financial history of the Alpine Predecessor Funds is included in this SAI. Prior to February 28, 2019, the Short Duration High Yield Municipal Fund was known as the Aberdeen High Yield Managed Duration Municipal Fund.

Each of the Funds, except the Emerging Markets Debt Fund and Realty Income & Growth Fund, is a diversified open-end management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Each of the Emerging Markets Debt Fund and Realty Income & Growth Fund is a non-diversified open-end management investment company as defined in the 1940 Act.

3

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks.  The Prospectus for the Funds highlights the principal investment strategies, investment techniques and risks.  This SAI contains additional information regarding the principal investment strategies for the Funds and information about non-principal investment strategies of the Funds.  The following tables set forth additional information concerning permissible investments and techniques for each of the Funds and risk factors.  A “•” in the table indicates that the Fund may invest in the corresponding instrument or technique or is subject to such risk factor.  An empty box indicates that the Fund does not intend to invest in the corresponding instrument or follow the corresponding technique or is not subject to such risk factor.

With respect to the Aberdeen Diversified Income Fund, Aberdeen Dynamic Allocation Fund and Aberdeen Diversified Alternatives Fund (the “Funds-of-Funds”), this SAI, like the Prospectus, uses the term “Fund” to include the underlying funds in which each of the Funds-of-Funds will invest (the “Underlying Funds”).  A “•” in the table for the Funds-of-Funds indicates an investment strategy for an Underlying Fund.

Please review the discussions in the Prospectus for further information regarding the investment objective and policies of each Fund.

References to the “Adviser” in this section also include the Subadviser(s), as applicable.

4

Type of Investment, Technique or Risk Factor	Asia-Pacific (ex- Japan) Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Adjustable, Floating and Variable Rate Instruments	•	•	•	•		•	•
Asset-Backed Securities							•
Bank Loans
Bank Obligations	•			•		•
Bonds with Warrants Attached
Borrowing	•	•	•	•		•	•
Business Development Companies (“BDCs”)
Catastrophe Bond
Closed-end Funds					•
Collateralized Mortgage Obligations							•
Common Stock	•	•	•	•	•	•	•
Convertible Securities	•	•	•	•		•	•
Corporate Obligations	•						•
Credit Linked Notes
Currency Transactions	•			•	•	•	•
Custody/Sub-Custody Risk	•	•	•	•	•	•	•
Cybersecurity Risk	•	•	•	•	•	•	•

5

Type of Investment, Technique or Risk Factor	Asia-Pacific (ex- Japan) Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Debt Securities	•	•	•	•		•	•
Depositary Receipts	•	•	•	•	•	•	•
Derivatives	•	•	•	•	•	•	•
Dividend Strategy Risk					•
Direct Debt Instruments
Distressed Securities
Dollar Roll Transactions							•
Emerging Markets Securities	•	•	•	•	•	•	•
Equity-Linked Securities		•			•
Eurodollar Instruments
European Sovereign Debt Risk
Event Risk	•	•	•	•	•	•	•
Exchange-Traded Funds	•	•	•	•	•	•	•
Focus Risk	•	•	•	•	•	•	•
Foreign Commercial Paper	•		•	•		•
Foreign Currencies Risk	•	•	•	•	•	•	•
Foreign Fixed Income Securities	•						•
Foreign Government Securities		•	•	•		•

6

Type of Investment, Technique or Risk Factor	Asia-Pacific (ex- Japan) Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Foreign Securities	•	•	•	•	•	•	•
Frontier Market Securities	•	•	•	•	•	•	•
Futures	•	•	•	•	•	•	•
Illiquid Investments Risk	•	•	•	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•	•	•	•
Income Deposit Securities
Indexed Securities	•	•	•	•			•
Initial Public Offerings	•	•	•	•	•	•
Interests in Publicly Traded Limited Partnerships	•	•	•	•	•	•
Inverse Floating Rate Instruments
LIBOR Risk	•	•	•	•	•	•	•
Loans	•					•	•
Market Events Risk	•	•	•	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•	•	•	•	•	•
Money Market Instruments	•	•	•	•	•	•	•
Mortgage-Related Securities						•	•
Municipal Securities

7

Type of Investment, Technique or Risk Factor	Asia-Pacific (ex- Japan) Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Non-Deliverable Forwards
Operational Risk	•	•	•	•	•	•	•
Options	•	•	•	•	•	•	•
Pay-In-Kind Bonds and Deferred Payment Securities	•					•
Preferred Stock	•	•	•	•	•	•	•
Private Placements and Other Restricted Securities Risk	•	•	•	•	•	•	•
Privatization Vouchers
Put Bonds
Real Estate Investment Trusts	•	•	•	•	•	•	•
Real Estate Related Securities	•	•	•	•	•	•	•
Real Estate Securities Risk	•	•	•	•	•	•	•
Regulation of Commodity Interests	•	•	•	•	•	•	•
Repurchase Agreements	•	•	•	•		•	•
Reverse Repurchase Agreements	•	•	•	•		•	•
Rights Issues and Warrants	•	•	•	•	•	•	•
Secondary Offerings	•	•	•	•	•	•	•
Securities Backed by Guarantees	•		•	•			•

8

Type of Investment, Technique or Risk Factor	Asia-Pacific (ex- Japan) Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Securities Lending	•	•	•	•	•	•	•
Securities of Investment Companies	•	•	•	•	•	•	•
Short Sales				•		•	•
“Special Situations” Companies Risk	•	•	•	•	•	•	•
Strategic Transactions, Derivatives and Synthetic Investments	•	•	•	•	•	•	•
Strip Bonds
Stripped Mortgage Securities
Stripped Zero Coupon Securities/Custodial Receipts						•	•
Structured Notes
Structured Securities	•						•
Supranational Entities	•						•
Swaps, Caps, Floors and Collars	•			•		•	•
To-Be-Announced Instruments
Trust Preferred Securities
U.S. Government Securities	•	•	•	•		•	•
When-Issued Securities and Delayed-Delivery	•	•	•	•	•	•	•

9

Type of Investment, Technique or Risk Factor	Asia-Pacific (ex- Japan) Equity Fund	China A Fund	Emerging Markets Fund	Global Equity Fund	Global Infrastructure Fund	International Equity Fund	International Small Cap Fund
Zero Coupon, Discount and Payment-In-Kind Securities

10

Type of Investment, Technique or Risk Factor	Dynamic Dividend Fund	Focused U.S. Equity Fund	U.S. Mid Cap Equity Fund	U.S. Multi-Cap Equity Fund	U.S. Small Cap Equity Fund
Adjustable, Floating and Variable Rate Instruments		•	•	•	•
Asset-Backed Securities
Bank Loans
Bank Obligations
Bonds with Warrants Attached
Borrowing	•	•	•	•	•
Business Development Companies	•
Catastrophe Bond
Closed-end Funds	•
Collateralized Mortgage Obligations
Common Stock	•	•	•	•	•
Convertible Securities		•	•	•	•
Corporate Obligations
Credit Linked Notes
Currency Transactions	•	•	•	•	•
Custody/Sub-Custody Risk	•	•	•	•	•
Cybersecurity Risk	•	•	•	•	•
Debt Securities		•	•	•	•

11

Type of Investment, Technique or Risk Factor	Dynamic Dividend Fund	Focused U.S. Equity Fund	U.S. Mid Cap Equity Fund	U.S. Multi-Cap Equity Fund	U.S. Small Cap Equity Fund
Depositary Receipts	•	•	•	•	•
Derivatives	•	•	•	•	•
Direct Debt Instruments
Distressed Securities
Dollar Roll Transactions
Emerging Markets Securities	•	•	•	•	•
Equity-Linked Securities	•
Eurodollar Instruments
European Sovereign Debt Risk
Event Risk	•	•	•	•	•
Exchange-Traded Funds	•	•	•	•	•
Foreign Commercial Paper
Foreign Currencies Risk	•	•	•	•	•
Foreign Fixed Income Securities
Foreign Government Securities
Foreign Securities	•	•	•	•	•
Frontier Market Securities	•
Futures	•	•	•	•	•

12

Type of Investment, Technique or Risk Factor	Dynamic Dividend Fund	Focused U.S. Equity Fund	U.S. Mid Cap Equity Fund	U.S. Multi-Cap Equity Fund	U.S. Small Cap Equity Fund
Illiquid Investments Risk	•	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•	•
Income Deposit Securities
Indexed Securities		•	•	•	•
Initial Public Offerings	•	•	•	•	•
Interests in Publicly Traded Limited Partnerships	•	•	•	•	•
Inverse Floating Rate Instruments
LIBOR Risk	•	•	•	•	•
Loans
Market Events Risk	•	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•	•	•	•
Money Market Instruments	•	•	•	•	•
Mortgage-Related Securities
Municipal Securities
Non-Deliverable Forwards
Operational Risk	•	•	•	•	•
Options	•	•	•	•	•
Pay-In-Kind Bonds

13

Type of Investment, Technique or Risk Factor	Dynamic Dividend Fund	Focused U.S. Equity Fund	U.S. Mid Cap Equity Fund	U.S. Multi-Cap Equity Fund	U.S. Small Cap Equity Fund
Preferred Stock	•	•	•	•	•
Private Placements and Other Restricted Securities Risk	•	•	•	•	•
Privatization Vouchers
Put Bonds
Real Estate Investment Trusts	•	•	•	•	•
Real Estate Related Securities	•	•	•	•	•
Real Estate Securities Risk	•	•	•	•	•
Regulation of Commodity Interests	•	•	•	•	•
Repurchase Agreements		•	•	•	•
Reverse Repurchase Agreements		•	•	•	•
Rights Issues and Warrants	•	•	•	•	•
Secondary Offerings	•
Securities Backed by Guarantees
Securities Lending		•	•	•	•
Securities of Investment Companies	•	•	•	•	•
Short Sales
“Special Situations” Companies Risk	•	•	•	•	•
Standby Commitment Agreements

14

Type of Investment, Technique or Risk Factor	Dynamic Dividend Fund	Focused U.S. Equity Fund	U.S. Mid Cap Equity Fund	U.S. Multi-Cap Equity Fund	U.S. Small Cap Equity Fund
Strategic Transactions, Derivatives and Synthetic Investments	•	•	•	•	•
Strip Bonds
Stripped Mortgage Securities
Stripped Zero Coupon Securities/Custodial Receipts
Structured Notes
Structured Securities
Supranational Entities
Swaps, Caps, Floors and Collars
To-Be-Announced Instruments
Trust Preferred Securities
U.S. Government Securities		•	•	•	•
When-Issued Securities and Delayed-Delivery	•	•	•	•	•
Zero Coupon, Discount and Payment-In-Kind Securities

15

Type of Investment, Technique or Risk Factor	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Adjustable, Floating and Variable Rate Instruments	•	•	•	•	•
Asset-Backed Securities		•	•	•	•
Bank Loans
Bank Obligations	•		•	•	•
Bonds with Warrants Attached	•	•
Borrowing	•	•	•	•	•
Business Development Companies
Catastrophe Bond		•	•	•	•
Closed-end Funds
Collateralized Mortgage Obligations		•
Common Stock	•	•
Convertible Securities	•	•
Corporate Obligations	•	•	•	•	•
Credit Linked Notes	•	•
Currency Transactions	•	•
Custody/Sub-Custody Risk	•	•

16

Type of Investment, Technique or Risk Factor	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Cybersecurity Risk	•	•	•	•	•
Debt Securities	•	•	•	•	•
Depositary Receipts	•	•
Derivatives	•	•
Direct Debt Instruments
Distressed Securities			•	•
Dollar Roll Transactions		•
Emerging Markets Securities	•	•
Equity-Linked Securities		•
Eurodollar Instruments		•
European Sovereign Debt Risk		•
Event Risk		•
Exchange-Traded Funds		•	•	•	•
Foreign Commercial Paper	•	•
Foreign Currencies Risk	•	•
Foreign Fixed Income Securities	•	•
Foreign Government Securities	•	•
Foreign Securities	•	•

17

Type of Investment, Technique or Risk Factor	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Frontier Market Securities	•	•
Futures	•	•
Illiquid Investments Risk	•	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•	•
Income Deposit Securities
Indexed Securities	•	•
Initial Public Offerings
Interests in Publicly Traded Limited Partnerships		•
Inverse Floating Rate Instruments		•	•	•	•
LIBOR Risk	•	•	•	•	•
Loans			•	•	•
Market Events Risk	•	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•
Money Market Instruments	•	•	•	•	•
Mortgage-Related Securities	•	•
Municipal Securities		•	•	•	•
Non-Deliverable Forwards	•	•
Operational Risk	•	•	•	•	•

18

Type of Investment, Technique or Risk Factor	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
Options	•	•
Pay-In-Kind Bonds and Deferred Payment Securities	•	•
Preferred Stock		•
Private Placements and Other Restricted Securities	•	•	•	•
Privatization Vouchers
Put Bonds		•	•	•	•
Real Estate Investment Trusts	•	•
Real Estate Related Securities	•	•
Real Estate Securities Risk	•	•
Regulation of Commodity Interests	•	•	•	•	•
Repurchase Agreements	•	•
Reverse Repurchase Agreements	•	•
Rights Issues and Warrants	•	•	•	•	•
Secondary Offerings
Securities Backed by Guarantees	•	•	•	•	•
Securities Lending	•	•	•	•	•
Securities of Investment Companies	•	•	•	•	•
Short Sales		•

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Type of Investment, Technique or Risk Factor	Emerging Markets Debt Fund	GARS® Fund	Intermediate Municipal Income Fund	Short Duration High Yield Municipal Fund	Ultra Short Municipal Income Fund
“Special Situations” Companies Risk		•
Standby Commitment Agreements		•
Strategic Transactions, Derivatives and Synthetic Investments	•	•
Strip Bonds		•
Stripped Mortgage Securities		•
Stripped Zero Coupon Securities/Custodial Receipts	•	•
Structured Notes	•	•
Structured Securities	•	•	•	•	•
Supranational Entities	•	•
Swaps, Caps, Floors and Collars	•	•
To-Be-Announced Instruments		•
Transactions Leverage Risk	•	•
Trust Preferred Securities		•
U.S. Government Securities	•	•	•	•	•
When-Issued Securities and Delayed-Delivery	•	•	•	•	•
Zero Coupon, Discount and Payment-In-Kind Securities	•	•	•	•	•

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Type of Investment, Technique or Risk Factor	Diversified Alternatives Fund	Diversified Income Fund	Dynamic Allocation Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Adjustable, Floating and Variable Rate Instruments	•	•	•		•
Asset-Backed Securities	•	•	•	•	•
Bank Loans	•	•	•
Bank Obligations	•	•	•
Bonds with Warrants Attached	•	•	•
Borrowing	•	•	•	•	•
Business Development Companies	•
Catastrophe Bond	•	•	•
Closed-end Funds	•
Collateralized Mortgage Obligations	•	•	•
Common Stock	•	•	•
Convertible Securities	•	•	•	•	•
Corporate Obligations	•	•	•		•
Credit Linked Notes	•	•	•
Currency Transactions	•	•	•

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Type of Investment, Technique or Risk Factor	Diversified Alternatives Fund	Diversified Income Fund	Dynamic Allocation Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Custody/Sub-Custody Risk	•	•	•	•	•
Cybersecurity Risk	•	•	•	•	•
Debt Securities	•	•	•	•	•
Depositary Receipts	•	•	•	•	•
Derivatives	•	•	•	•	•
Direct Debt Instruments	•	•	•
Distressed Securities	•
Dollar Roll Transactions	•	•	•
Emerging Markets Securities	•	•	•	•
Equity-Linked Securities				•	•
Eurodollar Instruments	•	•	•
European Sovereign Debt Risk	•	•	•
Event Risk	•	•	•	•	•
Exchange-Traded Funds	•	•	•	•	•
Foreign Commercial Paper	•	•	•	•	•
Foreign Currencies Risk	•	•	•	•	•
Foreign Fixed Income Securities	•	•	•	•	•

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Type of Investment, Technique or Risk Factor	Diversified Alternatives Fund	Diversified Income Fund	Dynamic Allocation Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Foreign Government Securities	•	•	•
Foreign Securities	•	•	•	•	•
Frontier Market Securities	•	•	•
Futures	•	•	•	•	•
Illiquid Securities Risk	•	•	•	•	•
Impact of Large Redemptions and Purchases of Fund Shares	•	•	•	•	•
Income Deposit Securities	•	•	•
Indexed Securities	•	•	•	•	•
Initial Public Offerings	•	•	•	•	•
Interests in Publicly Traded Limited Partnerships	•	•	•
Inverse Floating Rate Instruments	•	•	•
LIBOR Risk	•	•	•	•	•
Loans	•	•	•	•	•
Market Events Risk	•	•	•	•	•
Medium Company, Small Company and Emerging Growth Securities	•	•	•	•	•
Money Market Instruments	•	•	•
Mortgage-Related Securities	•	•	•	•	•
Municipal Securities	•	•	•

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Type of Investment, Technique or Risk Factor	Diversified Alternatives Fund	Diversified Income Fund	Dynamic Allocation Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Non-Deliverable Forwards	•	•	•
Operational Risk	•	•	•	•	•
Options	•	•	•	•	•
Pay-In-Kind Bonds and Deferred Payment Securities	•	•	•
Preferred Stock	•	•	•	•	•
Private Placements and Other Restricted Securities Risk	•	•	•	•
Privatization Vouchers	•	•	•
Put Bonds	•	•	•
Real Estate Investment Trusts	•	•	•	•	•
Real Estate Related Securities	•	•	•	•	•
Real Estate Securities Risk				•	•
Regulation of Commodity Interests	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•
Rights Issues and Warrants	•	•	•	•	•
Secondary Offerings				•	•
Securities Backed by Guarantees	•	•	•

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Type of Investment, Technique or Risk Factor	Diversified Alternatives Fund	Diversified Income Fund	Dynamic Allocation Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
Securities Lending	•	•	•	•	•
Securities of Investment Companies	•	•	•	•	•
Short Sales	•	•	•	•	•
“Special Situations” Companies Risk	•	•	•
Standby Commitment Agreements	•	•	•
Strategic Transactions, Derivatives and Synthetic Investments	•	•	•
Strip Bonds	•	•	•
Stripped Mortgage Securities	•	•	•
Stripped Zero Coupon Securities/Custodial Receipts	•	•	•
Structured Notes	•	•	•
Structured Securities	•	•	•
Supranational Entities	•	•	•
Swaps, Caps, Floors and Collars	•	•	•
To-Be-Announced Instruments	•	•	•
Transactions Leverage Risk		•	•
Trust Preferred Securities	•	•	•
U.S. Government Securities	•	•	•	•	•

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Type of Investment, Technique or Risk Factor	Diversified Alternatives Fund	Diversified Income Fund	Dynamic Allocation Fund	International Real Estate Equity Fund	Realty Income & Growth Fund
When-Issued Securities and Delayed-Delivery	•	•	•	•	•
Zero Coupon, Discount and Payment-In-Kind Securities

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General Information about the Funds’ Portfolio Instruments and Investment Policies

Funds-of-Funds

Each of the Diversified Income Fund, Dynamic Allocation Fund and the Diversified Alternatives Fund (collectively, the “Funds-of-Funds”) is a “fund of funds,” which means that each such Fund invests primarily in other funds, including mutual funds and exchange-traded funds (“ETFs”).  The Prospectus discusses the investment objectives and strategies for the Funds-of-Funds and explains the types of underlying funds (the “Underlying Funds”) and other instruments in which each Fund may invest.  Underlying Funds invest in stocks, bonds and other securities and reflect varying amounts of potential investment risk and reward.  Each Fund-of-Funds allocates its assets among different Underlying Funds and other investments.  Periodically, each Fund-of-Funds will adjust its asset allocation target ranges to maintain diversification and/or reflect changes in outlook or market conditions.

The Funds-of-Funds rely on an exemptive order from the SEC that permits them to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable.

The following is a description of various types of securities, instruments and techniques that may be purchased and/or used by the Funds as well as certain risks to which the Funds are subject.

Adjustable, Floating and Variable Rate Instruments.  Floating, adjustable rate or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals.  The interest rate on floating-rate securities varies with changes in the underlying index (such as the Treasury bill rate), while the interest rate on variable or adjustable rate securities changes at preset times based upon an underlying index.  Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

The interest rates paid on the adjustable rate securities in which a Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities, those derived from a calculated measure such as a cost of funds index and those based on a moving average of mortgage rates. Commonly used indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank or commercial paper rates.  Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th Federal District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

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Auction rate securities are variable rate bonds whose interest rates are reset at specified intervals through a “Dutch” auction process. A “Dutch” auction is a competitive bidding process designed to determine a single uniform clearing rate that enables purchases and sales of the auction rate securities to take place at par.  All accepted bids and holders of the auction rate securities receive the same rate.  Auction rate securities holders rely on the liquidity generated by the auction. There is a risk that an auction will fail due to insufficient demand for the securities. If an auction fails, an auction rate security may become illiquid until a subsequent successful auction is conducted, the issuer redeems the issue, or a secondary market develops.  See “Municipal Securities” below for more information about auction rate securities.

Demand Instruments.  Demand instruments usually have a stated maturity of more than one year but contain a demand feature (or “put”) that enables the holder to redeem the investment. Variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates. Floating-rate demand instruments provide for automatic adjustment of interest rates whenever a specified interest rate (e.g., the prime rate) changes. These floating and variable rate instruments are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. Variable rate instruments include participation interests in variable- or fixed-rate municipal obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying municipal obligations may be fixed, the terms of the participation interest may result in a fund receiving a variable rate on its investment.

Because of the variable rate nature of the instruments, when prevailing interest rates decline the yield on these instruments will generally decline. On the other hand, during periods when prevailing interest rates increase, the yield on these instruments will generally increase and the instruments will have less risk of capital depreciation than instruments bearing a fixed rate of return.

Some of the demand instruments purchased by a Fund may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support.  If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.  Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate.  A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase.  Aberdeen Standard Investments Inc. (“Aberdeen Standard”, “ASII” or the “Adviser”) will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.  A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement.  To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s

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custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Asset-Backed Securities.  Asset-backed securities, issued by trusts and special purpose corporations, are pass-through securities, meaning that principal and interest payments, net of expenses, made by the borrower on the underlying asset (such as credit card or automobile loan receivables) are passed to a Fund.  Asset-backed securities may include pools of loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.  Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool.  This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the

29

transaction or through a combination of such approaches.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.  The availability of asset-backed securities may be affected by legislative or regulatory developments.  It is possible that such developments may require the Fund to dispose of any then-existing holdings of such securities.  Additionally, the risk of default by borrowers is greater during periods of rising interest rates and/or unemployment rates. In addition, instability in the markets for asset-backed securities may affect the liquidity of such securities, which means a Fund may be unable to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated asset-backed securities may affect the overall market for such securities thereby impacting the liquidity and value of higher-rated securities.

Several types of asset-backed securities have been offered to investors, including Certificates of Automobile ReceivablesSM (“CARSSM”).  CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts.  Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.  An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts.  If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors.  As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

A Fund may also invest in residual interests in asset-backed securities. In the case of asset-backed securities issued in a pass-through structure, the cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The residual in an asset-backed security pass-through structure represents the interest in any excess cash flow remaining after making the foregoing payments.  The amount of residual cash flow resulting from a particular issue of asset-backed securities will depend on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Asset-backed security residuals not registered under the Securities Act of 1933, as amended (the “Securities Act”) may be subject to certain restrictions on transferability.  In addition, there may be no liquid market for such securities.

Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of

30

automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities’ weighted average life and may lower their return.

Bank Loans.  Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interests will primarily take the form of assignments purchased in the primary or secondary market, but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

A Fund generally invests in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the LIBOR. LIBOR, which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. The lending rate could also be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s net asset value (“NAV”) as a result of changes in interest rates.

When a Fund purchases an assignment, it generally assumes all the rights and obligations under the loan agreement and will generally become a ‘‘lender’’ for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated.

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If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. The Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by the Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

In the cases of a Fund’s investments in floating rate loans through participation interests, it may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to a Fund, it may be subject to loss of income and/or principal. Additionally, a Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income producing securities. Therefore, a Fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer and only limited opportunities may exist to sell such securities in secondary markets. As a result, the Fund may be unable to sell assignments or participations at the desired time or only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security.

Assignments and participations of bank loans also may be less liquid at times because of potential delays in the settlement process. Bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet a Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, a Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders. Settlement risk is heightened for bank loans in certain foreign markets, which differ significantly and may be less established from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. loans and other debt securities.  Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements.  If a Fund cannot settle or there is a

32

delay in settling a purchase of a loan or other security, that Fund may miss attractive investment opportunities and certain assets may be uninvested with no return earned thereon for some period.  In addition, that Fund may lose money if the value of the security then declines or, if there is a contract to sell the security to another party, the Fund could be liable to that party for any losses incurred. Furthermore, some foreign markets in which a Fund may invest in loans may not operate with the concept of delayed compensation, or a pricing adjustment payable by the parties to a secondary loan trade that settles after an established time intended to assure that neither party derives an economic advantage from the delay (established in the U.S. as T+7 and T+20 for par/near par trades and distressed trades, respectively). Where there is no delayed compensation, one party will typically bear the risk of the other’s delaying settlement for economic gain.

In certain circumstances, loans may not be deemed to be securities, and in the event of fraud or misrepresentation by a borrower, lenders and purchasers of interests in loans, such as a Fund, will not have the protection of the anti-fraud provisions of the federal securities laws, as would be the case for bonds or stocks. Instead, in such cases, lenders generally rely on the contractual provisions in the loan agreement itself, and common law fraud protections under applicable state law.

Loan Participations and Assignments.  A participation in commercial loans may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. Participations and assignments involve credit risk, interest rate risk, liquidity risk, and the risk of being a lender.

When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary; however, the Fund may only be able to enforce its rights through the lender. The participation interests in which a Fund invests may not be rated by any nationally recognized statistical rating organization (“NRSRO”).

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

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Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.

A Fund may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

For purposes of a Fund’s concentration limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, SEC interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers.” Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s NAV than if that value were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, each Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

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A Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or “earmark” assets, determined to be liquid by the Adviser in accordance with procedures established by the board of trustees of the Trust (the “Board of Trustees”), in an amount sufficient to meet such commitments.

A Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of a Fund’s limitation on illiquid investments. Participation interests in revolving credit facilities will be subject to the limitations discussed above. Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Delayed Funding Loans and Revolving Credit Facilities.  Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in delayed funding loans and revolving credit facilities including, credit, interest rate and liquidity risk and the risks of being a lender. There may be circumstances under which the borrowing issuer’s credit risk may be deteriorating and yet a Fund may be obligated to make loans to the borrowing issuer as the borrowing issuer’s credit continues to deteriorate, including at a time when the borrowing issuer’s financial condition makes it unlikely that such amounts will be repaid.

Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. These risks could cause a Fund to lose money on its investment, which in turn could affect a Fund’s returns.  A Fund may treat delayed funding loans and revolving credit facilities for

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which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments.

Bank Obligations. Bank obligations are obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of the banking industry.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

A Fund may also invest in certificates of deposit issued by banks and savings and loan institutions which had, at the time of their most recent annual financial statements, total assets of less than $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. Government, (ii) at no time will a Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank, and (iii) at the time of acquisition, no more than 10% of a Fund’s assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.

Bankers’ acceptances are credit instruments evidencing the obligations of a bank to pay a draft drawn on it by a customer.  These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.  Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary with market conditions and the remaining maturity of the obligation.  Fixed time deposits subject to withdrawal penalties maturing in more than seven calendar days are subject to a Fund’s limitation on investments in illiquid securities.

Bonds with Warrants Attached.  Bonds with warrants attached are bonds issued as a unit with warrants. A Fund may dispose of the common stock received upon conversion of a convertible security or exercise of a warrant as promptly as it can and in a manner that it believes

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reduces the risk to the Fund of a loss in connection with the sale. A Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

Borrowing.  Each Fund, to the extent permitted by its fundamental investment restrictions, may borrow money from banks. Each Fund will limit borrowings to amounts not in excess of 33 1/3% of the value of the Fund’s total assets less liabilities (other than borrowings), unless a Fund’s fundamental investment restrictions set forth a lower limit. Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation or fundamental investment restriction. Each Fund may borrow money as a temporary measure for defensive or emergency purposes in order to meet redemption requests without immediately selling any portfolio securities. Investments in mortgage dollar roll and reverse repurchase agreements are not considered a form of borrowing where the Fund covers its exposure by segregating or earmarking liquid assets.

Certain types of borrowings by a Fund may result in the Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters.  It is not anticipated that observance of such covenants would impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective(s) and policies.  However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require a Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.

Business Development Companies (“BDCs”). BDCs are typically publicly-held, closed-end investment funds that are regulated by the 1940 Act. BDCs primarily lend to or invest in private or thinly-traded companies. They also offer managerial assistance to the companies in which they invest. BDCs must adhere to various substantive regulatory requirements under the 1940 Act. For example, the 1940 Act restricts the types of assets in which a BDC may invest (i.e., at least 70% of the BDC’s total assets must be “qualifying assets,” as defined in the 1940 Act). The 1940 Act also regulates how BDCs employ “leverage” (i.e., how BDCs use borrowed funds to make investments). Because the 1940 Act applies unique “coverage ratio” tests to BDCs, BDCs may incur more debt than other regulated closed-end investment companies. Specifically, on one hand, the total assets of a closed-end investment company (other than a BDC) must exceed the fund’s outstanding debt by at least 300%. On the other hand, the total assets of a BDC  must exceed the BDC’s outstanding debt by only 200%, thereby allowing a BDC to employ more leverage than other regulated closed-end investment companies. Leverage magnifies the potential for gain and loss on amounts invested and, as a result, increases the risks associated with the securities of leveraged companies.

Privately-held and thinly-traded companies are generally considered to be below investment grade, and the debt securities of those companies, in turn, are often referred to as “high-yield” or “junk.” The revenues, income (or losses) and valuations of these companies can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, the fair value of a BDC’s investments in privately-held or thinly-traded companies often is not readily determinable. Although each BDC’s board of directors is responsible for determining the fair value of these securities, the uncertainty regarding fair value may adversely affect the determination of the BDC’s NAV. This could cause a Fund’s investments in a BDC to be inaccurately valued. BDCs

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often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a leveraged BDC’s securities. Leverage is generally considered a speculative investment technique. Moreover, BDCs’ management fees, which are generally higher than the management fees charged to other funds, are normally payable on gross assets, including those assets acquired through the use of leverage. This may give a BDC’s investment adviser a financial incentive to incur leverage.

Catastrophe Bond.  A catastrophe bond (“cat bond”) is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe such as a hurricane or earthquake. If an “issuer,” such as an insurance company or reinsurance company (a company that insures insurance companies), wants to transfer some or all of the risk it assumes in insuring a catastrophe, it can set up a separate legal structure—commonly known as a special purpose vehicle (“SPV”).  Foreign governments and private companies also have sponsored cat bonds as a hedge against natural disasters.

The SPV issues cat bonds and typically invests the proceeds from the bond issuance in low-risk securities, such as in investment grade money market or treasury funds, which are those rated Aaa by Moody’s Investors Service Inc. (“Moody’s”) or AAA by Fitch, Inc. (“Fitch”) or a comparable rating by another NRSRO (the collateral). The earnings on these low-risk securities, as well as insurance premiums paid to the issuer, are used to make periodic, variable rate interest payments to investors. The interest rate typically is based on the LIBOR plus a promised margin, or “spread,” above that.

As long as the natural disaster covered by the bond does not occur during the time investors own the bond, investors will receive their interest payments and, when the bond matures, their principal back from the collateral. Most cat bonds generally mature in three years, although terms range from one to five years, depending on the bond.

If the event does occur, however, the issuer’s right to the collateral is “triggered.” This means the issuer receives the collateral, instead of investors receiving it when the bond matures, causing investors to lose most—or all—of their principal and unpaid interest payments. You may hear this described as a “credit cliff.” When this happens, the SPV might also have the right to extend the maturity of the bonds to verify that the trigger did occur or to process and audit insurance claims. Depending on the bond, the extension can last anywhere from three months to two years or more. In some cases, cat bonds cover multiple events to reduce the chances that investors will lose all of their principal.

Each cat bond has its own triggering event(s), which is(are) spelled out in the bond’s offering documents. These documents typically are only available to purchasers or potential purchasers, however, because cat bonds are not subject to the Securities and Exchange Commission’s (“SEC”) registration and disclosure requirements. A number of different types of triggers have developed. The question of whether a triggering event occurred—or the true meaning of a triggering event—can be complex and could wind up being litigated and require a ruling from a court. This in turn may add additional uncertainty to the way these securities perform.

Because cat bond holders face potentially huge losses, cat bonds are typically rated BB, or “non-investment grade” by credit rating agencies such as Fitch, Moody’s and S&P Global Ratings (“S&P”). Non-investment grade bonds are also known as “high yield” or “junk” bonds.

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These ratings agencies, as well as sponsors and underwriters of cat bonds, rely heavily on a handful of firms that specialize in modeling natural disasters. These “risk modeling” firms employ meteorologists, seismologists, statisticians, and other experts who use large databases of historical or simulated data to estimate the probabilities and potential financial damage of natural disasters.

The potential advantages of cat bonds are that they are not closely linked with the stock market or economic conditions and offer significant attractions to investors. For example, for the same level of risk, investors can usually obtain a higher yield with cat bonds relative to alternative investments. Another potential benefit is that the insurance risk securitization of cat bonds shows no correlation with equities or corporate bonds, meaning they may provide a good diversification of risks.

As with any financial instrument, cat bonds also present risks, which include the following:

Credit Cliff: A cat bond can cause the investor rapidly to lose most or all of his or her principal and any unpaid interest if a triggering event occurs. The high yield will not make investors whole if the triggering event actually occurs.

Modeling Risk: Prices, yields and ratings of cat bonds rely almost exclusively on complex computer modeling techniques, which in turn are extremely sensitive to the data used in the models. The quality and quantity of data vary depending on the catastrophe.

Liquidity Risk: Secondary trading for cat bonds is very limited, so in a pinch an investor may not be able to sell. In addition, the secondary transactions that do occur are privately negotiated, so pricing information is not generally available to the public.  In addition, as noted, the maturity of some cat bonds can be extended during the worst possible time—when a trigger may have occurred, which can cause the bonds’ value to plummet, potentially making them even harder to sell.

Unregistered Investments: Most cat bonds are issued in offerings pursuant to Rule 144A under the Securities Act (“Rule 144A”), which are available only to large institutional investors and are not subject to the SEC’s registration and disclosure requirements. As a result, many of the normal investor protections that are common to most traditional registered investments are missing. For example, issuers of cat bonds are not required to file a registration statement or periodic reports with the SEC, unlike issuers of registered bonds. While general prohibitions against securities fraud apply to Rule 144A offerings, the lack of public disclosure may make it difficult to obtain and evaluate the information used to price and structure cat bonds.

Closed-end Funds. The value of the shares of a closed-end fund may be higher or lower than the value of the portfolio securities held by the closed-end fund. Closed-end investment funds may trade infrequently and with small volume, which may make it difficult for a Fund to buy and sell shares. Also, the market price of closed-end investment companies tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Collateralized Mortgage Obligations (“CMOs”).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through

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securities guaranteed by Government National Mortgage Association (“GNMA” or “Ginnie Mae”), Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), or Federal National Mortgage Association (“FNMA” or “Fannie Mae”), and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”).  Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal risk of CMOs results from the rate of prepayments on underlying mortgages serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of CMOs.

A Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”).  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier.  PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range.  If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted.  The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted.  Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

Common Stock.  Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.  Therefore, a Fund participates in the success or failure of any company in which it holds stock.  The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing

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company, investor perception and general economic or financial market movements.  Smaller companies are especially sensitive to these factors and may even become valueless.  Despite the risk of price volatility, however, common stocks also offer a greater potential for gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.  A Fund may also receive common stock as proceeds from a defaulted debt security held by the Fund or from a convertible bond converting to common stock.  In such situations, a Fund will hold the common stock at the Adviser’s discretion.

Convertible Securities.  Convertible securities are bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock.  Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.  Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities.  Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline.  In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities.  A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock.  When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock.  While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks.  Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.  However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.  Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes (“LYONs”™).

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Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity.  Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity.  Zero coupon convertible securities are convertible into a specific number of shares of the issuer’s common stock.  In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the securities back to the issuer at a stated price before maturity.  Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Contingent Convertible Securities.  Certain Funds may invest in contingent convertible securities, or “CoCos”.  These securities are usually deeply subordinated instruments with long maturities that contain a conversion mechanism that is governed by the issuer’s ability to meet certain minimum financial and accounting ratios as promulgated by statutory regulatory authorities such as banking regulators or macro prudential regulatory authorities.  If the issuer triggers the CoCo’s conversion mechanism, the contingent convertible security’s principal may be (1) permanently written off in total, (2) temporarily written off in total or in part with principal reinstatement contingent upon the issuer re-attaining compliance with statutorily required financial and accounting ratios, or (3) converted into common equity or into a security ranking junior to the contingent convertible security.  In any or all of these circumstances, the CoCo’s value may be partially or completely impaired either temporarily or permanently.

Many, but not all, contingent convertible securities are rated as speculative or ‘High Yield’ by NRSROs.  Like many other fixed income securities, the contingent convertible security’s market value tends to decline as interest rates rise and tends to rise as interest rates fall.  Because of the CoCo’s subordinated status within the issuer’s capital structure, market value fluctuations may be greater than for other more senior securities issued by the issuer.  Also the contingent convertible security’s value may fluctuate more closely with the issuer’s equity than with its debt given the CoCo’s subordination and given the embedded conversion mechanism.  Because most CoCo conversion mechanisms are triggered by the issuer failing to meet minimum financial and accounting thresholds due to financial stress, unforeseen economic conditions, or unforeseen regulatory changes (among others), there is risk that the contingent convertible security will lose most if not all of its value upon conversion.

In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.  In another version of a security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances similar to those that would trigger a CoCo.  The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company.  In certain versions of the instruments, the notes will write down to zero under certain circumstances and investors could lose everything, even as the issuer remains in business.

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of fixed income investments will fluctuate with changes in interest rates and bond market conditions, tending to rise as interest rates decline and to decline as interest rates rise.  Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a

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result, more price volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Credit Linked Notes.  Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, credit linked securities may be used as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk.  It is also expected that the securities will be exempt from registration under the Securities Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Currency Transactions.  A Fund may engage in currency transactions as described in the prospectus or this SAI. Generally, except as provided otherwise, a Fund may engage with counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A Fund may enter into currency transactions with creditworthy counterparties that have been approved by the Adviser’s Counterparty Credit Risk Department in accordance with its Credit Risk Management Policy.

Forward Currency Contracts.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward currency contract, a Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract.  If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward currency contract prices.

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The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established.  Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

In general, the Funds cover their daily obligation requirements for outstanding forward foreign currency contracts by earmarking or segregating liquid portfolio securities. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund segregates cash. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the ear-marked or segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom.  Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to the lesser of some or all of the Fund’s portfolio holdings denominated in or exposed to the currency sold.

Proxy-Hedge. A Fund may also enter into a position hedge transaction in a currency other than the currency being hedged (a “proxy hedge”). A Fund may enter into a proxy hedge if the Adviser believes there is a correlation between the currency being hedged and the currency in which the proxy hedge is denominated.  Proxy hedging is often used when the currency to which a Fund’s portfolio is exposed is difficult to hedge or to hedge against the dollar.  This type of hedging entails an additional risk beyond a direct position hedge because it is dependent on a stable relationship between two currencies paired as proxies.  Overall risk to a Fund may increase or decrease as a consequence of the use of proxy hedges.

Currency Hedging.  While the value of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of a Fund’s investments.   A currency hedge, for example, should protect a yen-denominated bond against a decline in the yen, but will not protect a Fund against price decline if the issuer’s creditworthiness deteriorates.  Because the value of a Fund’s investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of the Fund’s investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which a Fund’s securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant.  The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.  In

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order to protect against such diminutions in the value of securities it holds, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted.  Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency.  The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates.  Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

A Fund may enter into foreign currency exchange transactions to hedge its currency exposure in specific transactions or portfolio positions.  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities.  Position hedging is the sale of forward currency contracts with respect to portfolio security positions.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Position Hedge. A Fund may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. Dollar by entering into forward foreign currency contracts to sell an amount of that currency approximating the value of some or all of its portfolio securities denominated in or exposed to that currency and buying U.S. Dollars or by participating in options or future contracts with respect to the currency. Such transactions do not eliminate fluctuations caused by changes in the local currency prices of security investments, but rather, establish an exchange rate at a future date. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time they tend to limit any potential gain which might result should the value of such currencies increase. The Adviser may from time to time seek to reduce foreign currency risk by hedging some or all of a Fund’s foreign currency exposure back into the U.S. Dollar.

Currency Futures. A Fund may also seek to enhance returns or hedge against the decline in the value of a currency through use of currency futures or options thereon. Currency futures are similar to forward foreign exchange transactions except that futures are standardized, exchange-traded contracts while forward foreign exchange transactions are traded in the OTC market. Currency futures involve currency risk equivalent to currency forwards.

Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option

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expires. A Fund may also write covered options on foreign currencies. For example, to hedge against a potential decline in the U.S. Dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

The CFTC has begun to regulate certain forward currency contracts, which may in the future limit the Funds’ ability or desire to utilize them.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.  Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated.  Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging.  If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

Risks of Currency Transactions.  Currency transactions are subject to risks different from those of other portfolio transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments.  These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation.  Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Risk Factors in Hedging Foreign Currency Risks. Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of a Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that a Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, a Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

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In connection with its trading in forward foreign currency contracts, a Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, a Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for a Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Custody/Sub-Custody Risk. To the extent that a Fund invests in markets where custodial and/or settlement systems are not fully developed, the Fund is subject to foreign custody/sub-custody risk. Foreign custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities, cash and other assets by banks, agents and depositories in securities markets that are less developed than those in the United States. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel non-U.S. agents to hold securities in designated depositories that may not be subject to independent evaluation. The laws of certain countries may place limitations on the ability to recover assets if a non-U.S. bank, agent or depository becomes insolvent or enters bankruptcy. Non-U.S. agents are held only to the standards of care of their local markets, and thus may be subject to limited or no government oversight. In general, the less developed a country’s securities market is, or the more difficult communication is with that location, the greater the likelihood of custody problems.

Cybersecurity Risk.  With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to

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conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause a Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service a Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on a Fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity incidents affecting the Funds’ Adviser, other service providers to a Fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both a Fund and shareholders, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business and of a Fund to process transactions (including fulfillment of Fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Adviser has established business continuity plans in the event of such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, a Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect a Fund or its shareholders. A Fund and its shareholders could be negatively impacted as a result.

Debt Securities

Debt Securities Generally.

The principal risks involved with investments in debt securities include interest rate risk, credit risk and pre-payment risk. Interest rate risk refers to the likely decline in the value of bonds as interest rates rise. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may default with respect to the payment of principal and interest. The lower a bond is rated, the more it is considered to be a speculative or risky investment. Pre-payment risk is

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commonly associated with pooled debt securities, such as mortgage-backed securities and asset-backed securities, but may affect other debt securities as well. When the underlying debt obligations are prepaid ahead of schedule, the return on the security will be lower than expected. Pre-payment rates usually increase when interest rates are falling.

Lower-rated securities are more likely to react to developments affecting these risks than are more highly rated securities, which react primarily to movements in the general level of interest rates.  Although the fluctuation in the price of debt securities is normally less than that of common stocks, in the past there have been extended periods of cyclical increases in interest rates that have caused significant declines in the price of debt securities in general and have caused the effective maturity of securities with prepayment features to be extended, thus effectively converting short or intermediate term securities (which tend to be less volatile in price) into long term securities (which tend to be more volatile in price).

Ratings as Investment Criteria.  High-quality, medium-quality and non-investment grade debt obligations are characterized as such based on their ratings by NRSROs, such as S&P or Moody’s.  In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate.  Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities.  These ratings are used by a Fund as initial criteria for the selection of portfolio securities, but a Fund also relies upon the independent advice of the Adviser to evaluate potential investments.  This is particularly important for lower-quality securities.  Among the factors that will be considered is the long-term ability of the issuer to pay principal and interest and general economic trends, as well as an issuer’s capital structure, existing debt and earnings history.  Appendix B to this SAI contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund, an issuer of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund.  In addition, it is possible that an NRSRO might not change its rating of a particular issuer to reflect subsequent events.  None of these events generally will require sale of such securities, but the Adviser will consider such events in its determination of whether the Fund should continue to hold the securities.  In addition, to the extent that the ratings change as a result of changes in an NRSRO or its rating systems, or due to a corporate reorganization, a Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Investment Grade Debt Securities.  The Funds may purchase “investment grade” bonds, which are those rated Aaa, Aa, A or Baa by Moody’s or AAA, AA, A or BBB by S&P or Fitch or a comparable rating by another NRSRO; or, if unrated, judged to be of equivalent quality as determined by the Adviser.  For the avoidance of doubt, bonds rated Baa3 by Moody’s or BBB- by S&P or BBB- by Fitch are considered to be investment grade.  In general, but not always, investments in securities rated in the BBB category tend to have more risk than securities in the A, AA or AAA categories due to greater exposure to, among other things: adverse economic conditions; higher levels of debt; or more volatile industry performance.  Securities within the BBB category can also experience greater market value fluctuations over time.  To the extent that a Fund invests in higher-grade securities, the Fund may not be able to avail itself of opportunities for higher income that may be available at lower grades.

Lower Quality (High-Risk) Debt Securities.  Non-investment grade debt or lower quality/rated securities, commonly known as junk bonds or high yield securities (hereinafter referred

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to as “lower-quality securities”) include (i) bonds rated below Baa3 by Moody’s or below BBB- by S&P or Fitch, (ii) commercial paper rated at or below C by S&P, Not Prime by Moody’s or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality as determined by the Adviser.  The lower the ratings of such lower-quality securities, the more their risks render them like equity securities.  Securities rated D may be in default with respect to payment of principal or interest.   Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including a higher possibility of default or bankruptcy.  There is more risk associated with these investments because of reduced creditworthiness and increased risk of default.  Lower-quality securities generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. Under NRSRO guidelines, lower-quality securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions.

Lower-quality securities are also considered to be at risk of, among other things: failing to attain improved credit quality and NRSRO investment grade rating status; having a current identifiable vulnerability to default or to be in default; not having the capacity to make required interest payments and repay principal when due in the event of adverse business, financial or economic conditions; or, being in default or not current in the payment of interest or principal.  They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Issuers of lower-quality securities often are highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities.  For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress.  During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations.  The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.  Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a Fund’s NAV.  In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A Fund may have difficulty disposing of certain lower-quality securities because they may have a thin trading market.  Because not all dealers maintain markets in all high yield securities, a Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors.  The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund’s assets.  Market quotations generally are available on many lower-quality issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield

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securities.  These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the lower-quality securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.  For these reasons, it is generally the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality.  The achievement of a Fund’s investment objective by investment in such securities may be more dependent on the Adviser’s credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interests of a Fund to retain or dispose of such security.

Prices for lower-quality securities may be affected by legislative and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments on these securities and regulate corporate restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the lower-quality securities acquired by a Fund may be purchased upon issuance, which may involve special risks because the securities so acquired are new issues.  In such instances, a Fund may be a substantial purchaser of the issue and therefore have the opportunity to participate in structuring the terms of the offering.  Although this may enable a Fund to seek to protect itself against certain of such risks, the considerations discussed herein would nevertheless remain applicable.

Information Concerning Duration.  Duration is a risk measure that describes how much the price of a fixed income security changes given a change in the level of interest rates. Duration was developed as a more precise alternative to the concepts of “term to maturity” or “average dollar weighted maturity”, which had been used historically in the market as rough measures of “volatility” or “risk” associated with changes in interest rates.  Duration incorporates a security’s yield, coupon interest payments, final maturity and call features into one measure.

Most debt obligations provide interest (“coupon”) payments in addition to final (“par”) payment at maturity.  Some obligations also have call provisions.  Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in interest rates.

Traditionally, a debt security’s “term-to-maturity” has been used as a measure of the sensitivity of the security’s price to changes in interest rates (which is the “interest rate risk” or “volatility” of the security).  However, “term-to-maturity” measures only the time until a debt security provides its final payment, taking no account of the pattern of the security’s payments prior to maturity.  Average dollar weighted maturity is calculated by averaging the terms of maturity of each debt security held with each maturity “weighted” according to the percentage of assets that it represents.  Duration is a measure of the expected life of a debt security on a present value basis and reflects both principal and interest payments.  Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable security, expected to be received, and weights them by the present values of the cash to be received at each future point in time.  For any debt security with interest payments occurring prior to

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the payment of principal, duration is ordinarily less than maturity.  In general, all other factors being the same, the lower the stated or coupon rate of interest of a debt security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a debt security, the shorter the duration of the security.

There are some situations where the standard duration calculation does not properly reflect the interest rate exposure of a security.  For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset.  Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities.  The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities’ interest rate exposure.  In these and other similar situations, the Funds’ will use more sophisticated analytical techniques to project the economic life of a security and estimate its interest rate exposure.  Since the computation of duration is based on predictions of future events rather than known factors, there can be no assurance that a Fund will at all times achieve its targeted portfolio duration.

The change in market value of U.S. Government fixed income securities is largely a function of changes in the prevailing level of interest rates.  When interest rates are falling, a portfolio with a shorter duration generally will not generate as high a level of total return as a portfolio with a longer duration.  When interest rates are stable, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). When interest rates are rising, a portfolio with a shorter duration will generally outperform longer duration portfolios.  With respect to the composition of a fixed income portfolio, the longer the duration of the portfolio, generally, the greater the anticipated potential for total return, with, however, greater attendant interest rate risk and price volatility than for a portfolio with a shorter duration.

Newly Issued Debt Securities. New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. Such Fund will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

Depositary Receipts.  Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership

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of the underlying securities.  EDRs are European receipts evidencing a similar arrangement.  GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities.  For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.

A Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities.  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities.  In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts.  Unsponsored ADRs tend to be less liquid than sponsored ADRs.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Derivatives.  Derivatives are financial instruments whose values are derived from another security, a commodity (such as gold or oil), an index or a currency (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). A Fund typically uses derivatives as a substitute for taking a position or reducing exposure to underlying assets. A Fund may invest in derivative instruments including the purchase or sale of futures contracts, swaps (including credit default swaps), options (including options on futures and options on swaps), forward contracts, structured notes, and other equity-linked derivatives. A Fund may use derivative instruments for hedging (offset risks associated with an investment) purposes.  A Fund may also use derivatives for non-hedging purposes to seek to enhance returns. When a Fund invests in a derivative for non-hedging purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. Investments in derivatives in general are subject to market risks that may cause their prices

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to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. A Fund may also take a short position through a derivative. A Fund may increase its use of derivatives in response to unusual market conditions.

Derivatives can be volatile and may involve significant risks, including:

Accounting risk — the accounting treatment of derivative instruments, including their initial recording, income recognition, and valuation, may require detailed analysis of relevant accounting guidance as it applies to the specific instrument structure.

Correlation risk — if the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the anticipated effect.

Counterparty risk — the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk — the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. Dollar terms) of an investment.

Index risk — if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Leverage risk — the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk — the risk that certain derivative instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the instrument is currently worth.

Operational risk — derivatives may require customized, manual processing and documentation of transactions and may not fit within existing automated systems for confirmations, reconciliations and other operational processes used for (traditional) securities.

Short position risk — a Fund will incur a loss from a short position if the value of the reference asset increases after the Fund has entered into the short position. Short positions generally involve a form of leverage, which can exaggerate a Fund’s losses. If a Fund engages in a short

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derivatives position, it may lose more money than the actual cost of the short position and its potential losses may be unlimited. Any gain from a short position will be offset in whole or in part by the transaction costs associated with the short position.

Tax risk — derivatives raise issues under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code” or the “Internal Revenue Code”) requirements for qualifications as a regulated investment company.

Valuation risk — depending on their structure, some categories of derivatives may present special valuation challenges.

OTC risk - Derivatives may generally be traded OTC, through a swap execution facility (“SEF”), or on an exchange. Derivatives traded through a SEF or exchange must be centrally cleared through a regulated clearing agency, and derivatives traded OTC may be centrally cleared, but typically are not. OTC derivatives are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. Funds entering in cleared or OTC derivatives must post variation margin and, with respect to cleared derivatives, initial margin as well.  Starting in September 2020, rules requiring counterparties to OTC derivatives, such as the Funds, to post initial margin are expected to go into effect.  The Funds currently may agree to post initial margin to counterparties even though not required as a regulatory matter.  The Funds are subject to counterparty risk when trading OTC derivatives.  In order to mitigate the risk that the Funds will not be able to collect amounts due to the Funds upon bankruptcy of the counterparty, the Funds continuously evaluate the creditworthiness of counterparties and enter into master netting agreements in respect to OTC derivatives that allow the Funds to close out the contracts upon the bankruptcy of the counterparty and net exposures.  As a result of Title II of the Dodd-Frank Act (as defined below) and regulations imposed by the U.S. bank regulators, when transacting with counterparties subject to regulation by the bank regulators, the Funds must enter into contractual provisions that suspend or stay the Funds’ rights to close out in cases when the counterparty is subject a resolution bankruptcy proceeding and are restricted in exercising cross-default rights and certain other default rights.

Risk of Government Regulation of Derivatives - The CFTC has substantially completed implementation of regulatory reforms relating to derivatives trading and the SEC is expected to establish a compliance date for staging implementation of its regulations within the next year.  In addition, capital requirements imposed by all the regulators continue to increase the cost of entering into certain derivatives transactions, and require more assets of a Fund to be used for collateral in support of those derivatives. Regulations are now in effect that require dealers in derivatives subject to regulation by the CFTC (such as interest rate swaps, swaps on broad-based securities indices and swaps on broad-based indices of credit-default swaps) to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with a Fund, to trade report the transactions, to clear the derivatives through a clearing agency and to comply with a number of business conduct and other requirements.  As noted above, with respect to these OTC derivatives, it is expected that initial margin posting and collection requirements will come into effect for the Funds in September 2020 and requirements for posting of initial margin in connection with OTC swaps will be phased-in

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through at least 2021.  With respect to transactions in security-based swaps that are regulated by the U.S. bank regulators, the Funds are subject to margin posting and collection.  However, security-based swap dealers subject to regulation by the SEC are not yet subject to margining, trade reporting, central clearing and trading and other requirements. The SEC’s regulations are expected to go into effect over the next several years, although a compliance date has not yet been established.  In addition, as noted above, regulations adopted by prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as a Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Direct Debt Instruments.  Direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to lenders (direct loans), to suppliers of goods or services (trade claims or other receivables) or to other parties.

When a Fund participates in a direct loan it will be lending money directly to an issuer.  Direct loans generally do not have an underwriter or agent bank, but instead, are negotiated between a company’s management team and a lender or group of lenders.  Direct loans typically offer better security and structural terms than other types of high yield securities.  Direct debt obligations are often the most senior-obligations in an issuer’s capital structure or are well-collateralized so that overall risk is lessened.

Trade claims are unsecured rights of payment arising from obligations other than borrowed funds.  Trade claims include vendor claims and other receivables that are adequately documented and available for purchase from high yield broker-dealers.  Trade claims typically may sell at a discount.  In addition to the risks otherwise associated with low-quality obligations, trade claims have other risks, including the possibility that the amount of the claim may be disputed by the obligor. Trade claims normally would be considered illiquid and pricing can be volatile.

Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower.  A Fund will rely primarily upon the creditworthiness of the borrower and/or the collateral for payment of interest and repayment of principal.  The value of a Fund’s investments may be adversely affected if scheduled interest or principal payments are not made.  Because most direct loans will be secured, there will be a smaller risk of loss with direct loans than with an investment in unsecured high yield bonds or trade claims.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness or may pay only a small fraction of the amount owed.  Investments in direct debt instruments also involve interest rate risk and liquidity risk.  However, interest rate risk is lessened by the generally short-term nature of direct debt instruments and their interest rate structure, which typically floats.  To the extent the direct debt instruments in which a Fund invests are considered illiquid, the lack of a liquid secondary market (1) will have an adverse impact on the value of such instruments, (2) will have an adverse impact on the Fund’s ability to dispose of them when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a decline in creditworthiness of the issuer, and (3) may make it more difficult for the Fund to assign a value of these instruments for purposes of valuing the Fund’s

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portfolio and calculating its NAV.  In order to lessen liquidity risk, a Fund anticipates investing primarily in direct debt instruments that are quoted and traded in the high yield market and will not invest in these instruments if it would cause more than 15% of the Fund’s net assets to be illiquid. Trade claims may also present a tax risk to the Fund.

A Fund will not invest in trade claims if it affects the Fund’s qualification as a regulated investment company under Subchapter M of the Internal Revenue Code.

Distressed Securities.  Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. A Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. A Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, a Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Dividend Strategy Risk.  There is no guarantee that the issuers of the securities held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.

A Fund may hold securities for short periods of time related to the dividend payment periods for those securities and may experience loss during these periods. There is the possibility that the anticipated acceleration of dividend could not occur.

Dollar Roll Transactions.  Dollar roll transactions consist of the sale by a Fund to a bank or broker/dealer (the “counterparty”) of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at the same price.  The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder.  A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase.  Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a Fund agrees to buy a security on a future date. A Fund will segregate cash or other liquid assets in an amount sufficient to meet its purchase obligations under the transactions.  Depending on whether the segregated assets are cash equivalent or some other type of security, entering into dollar rolls may subject a Fund to additional interest rate sensitivity.  If the segregated assets are cash equivalents that mature prior to the dollar roll settlement, there is little likelihood that the sensitivity will increase; however, if the segregated assets are subject to interest rate risk because they settle later, then the Fund’s interest rate sensitivity could increase.

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Dollar rolls may be treated for purposes of the 1940 Act as borrowings of a Fund (see “Borrowing”) because they involve the sale of a security coupled with an agreement to repurchase.  Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security.  These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging the Fund interest on its borrowing.  Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund’s borrowing.

Dollar rolls may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related dollar roll or reverse repurchase agreements.  Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions.  For example, if the counterparty becomes insolvent, a Fund’s right to purchase from the counterparty might be restricted.  Additionally, the value of such securities may change adversely before a Fund is able to purchase them.  Similarly, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market.  Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security that the Fund is required to buy under the dollar roll may be worth less than an identical security.  Finally, there can be no assurance that a Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Emerging Markets Securities.  Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities.  Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions.  The extent of economic development, political stability and market depth of different countries varies widely.  Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States.  A high proportion of the shares of issuers in developing countries may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund.  The small size, limited trading volume and relative inexperience of the securities markets in these countries

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may make investments in securities traded in emerging markets less liquid and more volatile than investments in securities traded in more developed countries.  For example, limited market size may cause prices to be unduly influenced by traders who control large positions.  A limited number of issuers in developing countries’ securities markets may represent a disproportionately large percentage of market capitalization and trading volume.  The limited liquidity of securities markets in developing countries may also affect a Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.  Accordingly, during periods of rising securities prices in the more illiquid securities markets, a Fund’s ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid investments.  Conversely, a Fund’s inability to dispose fully and promptly of positions in declining markets could cause the Fund’s NAV to decline as the value of the unsold positions is marked to lower prices.  In addition, a Fund may be required to establish special custodial or other arrangements before making investments in securities traded in emerging markets.  There may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of prospects of an investment in such securities.

The currencies of certain emerging market countries have experienced devaluations relative to the U.S. Dollar, and future devaluations may adversely affect the value of assets denominated in such currencies.  In addition, currency hedging techniques may be unavailable in certain emerging market countries.  Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries.

Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. In addition, unanticipated political or social developments may affect the value of investments in emerging markets and the availability of additional investments in these markets.  Any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.  Certain countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened.

Economies of developing countries may differ favorably or unfavorably from the United States’ economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.  Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years.  Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed.  Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s securities in such markets may not be readily available.  A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the

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SEC.  Accordingly if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present.  During the period commencing from a Fund’s identification of such condition until the date of the SEC action, a Fund’s securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund’s Board.

Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

Asian Risk.  Certain Funds may invest their assets in Asian securities, and those Funds may be subject to general economic and political conditions in Asia.  Certain Funds may invest a significant portion of their assets in Asian securities, and those Funds may be more volatile than a fund which is broadly diversified geographically.  Additional factors relating to Asia that an investor should consider include the following:

Political, Social and Economic Factors.  Some parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe.  Such instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection.  Such social, political and economic instability could significantly disrupt the principal financial markets in which the Funds invest and adversely affect the value of the Funds’ assets.

Some Asian economies are reliant on exports in varying degrees as a major contribution to economic growth and as such may be affected by developments in the economies of their principal trading partners.  These economies may be accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the European Union.  The enactment by the United States or other principal trading partners of protectionist trade legislation, reduction of foreign investment in local economies and

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general declines in the international securities markets could have a significant adverse effect upon the securities markets of Asia.

Some Asian economies have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.  Other economies such as Indonesia and Malaysia, for example, are commodity exporters susceptible to world prices for their commodity exports, including crude oil.

Some governments in the Asian region are authoritarian in nature and influenced by security forces.  For example, during the course of the last twenty-five years, certain governments in the region have been installed or removed as a result of military coups while others have periodically demonstrated their repressive police state nature. Disparities of wealth, among other factors, have also led to social unrest in some Asian countries accompanied, in certain cases, by violence and labor unrest. Ethnic, religious and racial disaffection, as evidenced in India, Myanmar, Pakistan and Sri Lanka, have created social, economic and political problems.

Several Asian countries have or in the past have had hostile relationships with neighboring nations or have experienced internal insurgency. For example, Thailand experienced border battles with Laos and India is engaged in border disputes with several of its neighbors, including China and Pakistan.  An uneasy truce exists between North Korea and South Korea and the two countries technically remain in a state of war. In addition, North Korea’s nuclear weapons program has caused an increased level of risk of military conflict in the area.

There may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which would adversely affect assets of the Funds held in foreign countries.  Governments in certain Asian countries participate to a significant degree, through ownership interests or regulation, in their respective economies.  Action by these governments could have a significant adverse effect on market prices of a Fund’s securities and its share price.

Market Characteristics.  Most of the securities markets of Asia have substantially less volume than the NYSE, and equity securities of most companies in Asia are less liquid and more volatile than equity securities of U.S. companies of comparable size.  Some of the stock exchanges in Asia, such as those in China, are in the early stages of their development.  Many companies traded on securities markets in Asia are smaller, newer and less seasoned than companies whose securities are traded on securities markets in the United States.  In some Asian countries, there is no established secondary market for securities. Therefore, liquidity in these countries is generally low and transaction costs high. Reduced liquidity often creates higher volatility, as well as difficulties in obtaining accurate market quotations for financial reporting purposes and for calculating NAVs, and sometimes also an inability to buy and sell securities.  Market quotations on many securities may only be available from a limited number of dealers and may not necessarily represent firm bids from those dealers or prices for actual sales.  Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets.  Investments in smaller companies involve greater risk than is customarily associated with investing in larger companies.  Smaller companies may have limited product lines, markets or financial or managerial resources and may be more susceptible to losses and risks of bankruptcy.  Accordingly, each of these markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S.  To the extent that any of the Asian countries

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experiences rapid increases in its money supply and investment in equity securities for speculative purposes, the equity securities traded in any such country may trade at price-earning multiples higher than those of comparable companies trading on securities markets in the United States, which may not be sustainable.

Brokerage commissions and other transaction costs on securities exchanges in Asia are generally higher than in the U.S.  Settlement procedures in certain Asian countries are less developed and reliable than those in the U.S. and in other developed markets, and a Fund may experience settlement delays or other material difficulties.  Securities trading in certain Asian securities markets may be subject to risks due to a lack of experience of securities brokers, a lack of modern technology and a possible lack of sufficient capital to expand market operations.  The foregoing factors could impede the ability of a Fund to effect portfolio transactions on a timely basis and could have an adverse effect on the NAV of shares of the Fund.

There is also less government supervision and regulation of foreign securities exchanges, brokers, and listed companies in the Asian countries than exists in the United States.  In addition, existing laws and regulations are often inconsistently applied.  As legal systems in Asian countries develop, foreign investors may be adversely affected by new laws and regulations, changes to existing laws and regulations and preemption of local laws and regulations by national laws.  In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.  Less information will, therefore, be available to a Fund than in respect of investments in the U.S.  Further, in certain Asian countries, less information may be available to a Fund than to local market participants.  Brokers in Asian countries may not be as well capitalized as those in the U.S., so that they are more susceptible to financial failure in times of market, political, or economic stress.

In addition, accounting and auditing standards applied in certain Asian countries frequently do not conform with the generally accepted accounting principles (“GAAP”) used in the United States.  The use of some accounting policies, such as the constant purchasing power method, can cause distortion in some cases. Also, substantially less financial information is generally publicly available about issuers in Asian countries and, where available, may not be independently verifiable.

Energy.  Asia has historically depended on oil for most of its energy requirements.  Almost all of its oil is imported.  In the past, oil prices have had a major impact on Asian economies.  Oil prices are generally subject to extreme volatility.  Continuing increases in levels of worldwide oil and gas reserves and production may further depress the value of investments related to the natural resources industry.  This trend is causing producers to curtail production or reduce capital spending for exploration activities.  This could increase the time period a Fund would need to see a realization of its investments in the energy industry.

Natural Disasters.  The Asian region has in the past experienced earthquakes, mud slides and tidal waves of varying degrees of severity (e.g., tsunamis), and the risks of such phenomena, and the damage resulting from natural disasters, continue to exist.  The long-term economic effects of such geological factors on the Asian economy as a whole, and on a Fund’s investments and share price, cannot be predicted.

Investing in China.  In addition to the risks listed above under “Foreign Securities,” “Investment in Companies in Developing Countries” and “Asian Risk,” investing in China presents

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additional risks.  Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets.  Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war and social unrest); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. Dollars; (j) greater governmental involvement in and control over the economy, including over securities exchanges; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized; (m) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapidity and erratic nature of growth, particularly in China, resulting in efficiencies and dislocations. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments.

Investment in China is subject to certain political risks.  Following the establishment of the People’s Republic of China (“PRC”) by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation.  There can be no assurance that the Chinese government will not take similar action in the future.  The political reunification of China and Taiwan is a highly problematic issue and is unlikely to be settled in the near future.  This situation poses a threat to Taiwan’s economy and could negatively affect its stock market.

Hong Kong reverted to Chinese sovereignty on July 1, 1997 as a Special Administrative Region of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China.  Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets.  Uncertainty over Hong Kong’s political future arising from interactions with China has resulted in social unrest, which could in turn cause uncertainty in the markets.  In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S.

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dollar, which has contributed to the growth and stability of the Hong Kong economy.  However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy.  Because the Funds’ NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in a Fund’s NAV.

The Chinese economy has grown rapidly in the past but there is no assurance that this growth rate will be maintained.  In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers.  In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on the economy and securities market.  Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy.  China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Chinese authorities may intervene in the China Securities market and halt or suspend trading of securities for short or even longer periods of time. Recently, the China Securities market has experienced considerable volatility and been subject to relatively frequent and extensive trading halts and suspensions. These trading halts and suspensions have, among other things, contributed to uncertainty in the markets and reduced the liquidity of the securities subject to such trading halts and suspensions, which could include securities held by a Fund.

The current political climate has intensified concerns about a potential trade war between China and the United States, as each country has recently imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on a Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Historically, investments in stocks, bonds, and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments (collectively referred to as “China Securities”) approved by the China Securities Regulatory Commission (“CSRC”) were not eligible for investment by non-Chinese investors. However, the CSRC may grant qualified foreign institutional investor (“QFII”) licenses and renminbi qualified foreign institutional investor (“RQFII”) licenses that allow non-Chinese institutional investors to invest in China securities.  Each QFII and RQFII license holder is authorized to invest in China Securities only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”).  The provisions regarding such quotas may be subject to change with little or notice given by SAFE. Aberdeen Standard Investments (Asia) Limited (“ASIAL”), a Subadviser to some of the Funds, has received a QFII license and an RQFII license and specified quotas to be invested in China Securities, the QFII quota specifically referring to a nominee quota in this instance (the “QFII

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Quota” and “RQFII Quota” respectively).  A portion of the China A Fund is invested in China Securities as part of the QFII Quota granted to ASIAL and may invest through the RQFII Quota.

Although China law permits the use of nominee accounts for clients of investment managers who are QFII or RQFII license holders, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII or RQFII license holder.  As a result, there is a risk that creditors of ASIAL may assert that ASIAL, and not the individual fund, is the legal owner of the securities and other assets in the accounts.  ASIAL has obtained a legal opinion from Chinese counsel confirming that, as a matter of Chinese law, ASIAL as QFII license holder has no ownership interest in the assets in a Fund account held as a nominee account and the relevant Fund will be ultimately and exclusively entitled to ownership of the assets in such nominee accounts.  Nonetheless, if a court upholds a creditor’s assertion that the assets held under the QFII Quota belong to ASIAL as license holder, then creditors of ASIAL could seek payment from the China Securities held under the QFII Quota.

QFII Regulations. The QFII Quota for investment in China Securities is measured by ASIAL’s investments across all accounts that it manages that are invested in China Securities using the QFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. SAFE retains its power to exercise macro prudential supervision over the repatriation of capital by QFIIs, based on China’s financial situation, foreign exchange market supply and demand and international balance of payment position. The application and interpretation of the QFII regulations are subject to uncertainty as to how they will be applied and the regulations can be changed at any time.

RQFII Regulations. Where a Fund is invested through ASIAL’s RQFII Quota, repatriation is subject to the RQFII regulations in effect from time to time (“RQFII Regulations”). Currently, there is no regulatory prior approval requirement for repatriation of funds from ASIAL’s RQFII Quota. Net realized profits for any financial year may not currently be repatriated until the completion of an audit by a registered accountant in China and payment of all applicable taxes. However, there is no certainty that regulatory restrictions will not be imposed on the repatriation of funds in the future.  The RQFII license and the RQFII Regulations may be changed by the CSRC with little or no notice. The application and interpretation of the RQFII Regulations by the CSRC and SAFE are subject to uncertainty.

RQFII Regulations apply to ASIAL’s RQFII Quota as a whole. Thus, violations of the RQFII Regulations related to any additional RQFII quota obtained by ASIAL that is not allocated to a Fund could result in the revocation of or other regulatory action in respect of the RQFII quota held by ASIAL as a whole. Likewise, the ability of a Fund to make investments and/or repatriate monies from ASIAL’s RQFII quota may be affected adversely by the activities of other investors utilizing any additional RQFII quota obtained by ASIAL.

RQFII Systems Risk. The prevailing rules and regulations governing RQFIIs under the RQFII Regulations impose restrictions on investments and other operational aspects of investments which will restrict or affect a Fund’s investments. RQFII Eligible Securities are generally subject to the following restrictions:

i.                  each RQFII’s investment in one listed company should not exceed 10% of the total outstanding shares of that company; and

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ii.               the total shares held by all RQFIIs in the RQFII Eligible Securities of one listed company should not exceed 30 per cent of the total outstanding shares of that company.

However, strategic investments in listed companies listed on the Chinese Stock Exchanges in accordance with the “Measures for the Administration of Strategic Investment of Foreign Investors in Listed Companies” are not subject to the above limits.  Such rules and restrictions imposed by the Chinese government on RQFIIs may have an adverse effect on a Fund’s liquidity and performance.  ASIAL may select up to three PRC brokers (each a “PRC Broker”) to act on its behalf in each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. In the event of any default of either the relevant PRC Broker or the custodian appointed in respect of a Fund (the “PRC Custodian”) (directly or through its delegate) in the execution or settlement of any transaction or in the transfer of any funds or securities in the PRC, a Fund may encounter delays in recovering its assets, which may in turn adversely impact the net asset value of such Fund.

China Interbank Bond Market. Certain Funds may transact in the China Interbank Bond Market (“CIBM”) when buying or selling portfolio securities for the Funds.  The China bond market is made up of the CIBM and the exchange listed bond market. The CIBM was established in 1997. Currently, more than 90% of PRC bond trading activity takes place in the CIBM, and the main products traded in this market include government bonds, central bank papers, policy bank bonds and non-financial firms’ medium-term notes.

The CIBM was previously limited to domestic participants, but access to the market has since been expanded. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in prices of debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of the PRC bonds may be large, and Funds transacting in the CIBM may therefore incur significant trading and realization costs and may even suffer losses when selling such investments.

To the extent that a Fund transacts in the CIBM, it may also be exposed to risks associated with settlement procedures and default of counterparties.

The CIBM is also subject to regulatory risks. Due to irregularities in the CIBM trading activities, the China Government Securities Depository Trust & Clearing Co. (the central clearing entity) suspended new account opening on the CIBM for specific types of products. Although funds classified as mutual funds offered to the public were not affected, there is no assurance that future regulatory actions will not affect such funds. If accounts are suspended, or cannot be opened, the Funds’ ability to invest in the CIBM will be limited and the Funds may suffer losses as a result.

Stock Connect. In recent years, non-Chinese investors, including certain of the Funds, have been permitted to make investments usually only available to foreign investors through a quota license or by purchasing from specified brokers in locations that have stock connect programs.  China Stock Exchange-listed securities are available via brokers in Hong Kong through the Shanghai-Hong Kong Stock Connect program, through the Shenzhen-Hong Kong Stock Connect Program, and may be available in the future through additional stock connect programs as they are developed in different locations (collectively, “Stock Connect Programs”). The Shenzhen and

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Shanghai Stock Connect Programs are securities trading and clearing programs developed between the Stock Exchange of Hong Kong, the China Securities Depository and Clearing Corporation Limited and either the Shanghai Stock Exchange  or the Shenzhen Stock Exchange. They facilitate foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect Programs are subject to PRC regulations and Shanghai or Shenzhen Stock Exchange listing rules, among others. These could include limitations on trading or suspension of trading. The regulations governing Stock Connect Programs are relatively new, untested and subject to changes which could adversely impact a Fund’s rights with respect to the securities. As Stock Connect Programs are relatively new there are no assurances that the necessary systems to run the programs will function properly.

Stock Connect Programs are subject to aggregate and daily quota limitations on purchases and a Fund may experience delays in transacting via Stock Connect Programs. Once the daily quota is reached, the remaining orders for that day are rejected, however, the Fund would still be permitted to sell A-shares regardless of the daily quota. A-shares obtained on Stock Connect Programs may only be sold, purchased or otherwise transferred through Stock Connect Programs. Stock Connect Programs only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. If one or both of the Chinese and Hong Kong markets are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of A-shares through Stock Connect in a timely manner, which could adversely affect the Fund’s performance. Additionally, investments through Stock Connect Programs are subject to various risks, including liquidity risk, currency risk, legal and regulatory uncertainty risk, execution risk, operational risk, tax risk and credit risk.

Asia-Pacific (ex-Japan) Region.  The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan.

Latin America.  The economies in Latin America are considered emerging market economies.  As a result, investing in Latin America imposes risks greater than, or in addition to, the risks of investing in more developed foreign markets.  Most economies in Latin America have historically been characterized by high levels of inflation, including, in some cases, hyperinflation and currency devaluations.  In the past, these conditions have led to high interest rates, extreme measures by governments to limit inflation, and limited economic growth.  Although inflation in many countries has lessened, the economies of the Latin American region continue to be volatile and characterized by high interest rates and unemployment.  In addition, the economies of many Latin American countries are sensitive to fluctuations in commodities prices because exports of agricultural products, minerals and metals represent a significant percentage of Latin American exports.

The economies of many Latin American countries are heavily dependent on international trade and can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade.  Since the early 1990s most governments in the Latin American region have transitioned from protectionist policies to policies that promote regional and global exposure.  Many countries in the Latin American region have reduced trade barriers and are parties to trade agreements, although there is no guarantee that this trend will continue.  Many countries in the Latin American region are dependent on the United

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States economy, and any declines in the United States economy are likely to affect the economies throughout the Latin American region.  Mexico is particularly vulnerable to fluctuations in the United States economy because the majority of its exports are directed to the United States.  In addition, China is a major buyer of Latin America’s commodities and a key investor in South America, and therefore, conditions in China may significantly impact the economy of the Latin American region. The Latin American region experienced a significant decline in economic activity at the end of 2008 and in 2009 as a result of the global recession.  While the Latin American region’s economy had subsequently experienced solid economic growth as a result of favorable commodity prices, the Latin American region has experienced an economic slowdown since the end of 2011 as a result of uncertainties in the global economy.

Many Latin American countries are dependent on foreign loans from developed countries and several Latin American countries are among the largest debtors among emerging market economies. To the extent that there are rising interest rates, some countries may be forced to restructure loans or risk default on their obligations, which may adversely affect securities markets.  Some central banks have recently eased their monetary policies in response to liquidity shortages, but Latin American countries continue to face significant economic difficulties as a result of their high level of indebtedness and dependence on foreign credit.

The economies of certain Latin American countries have experienced high interest and inflation rates, economic volatility, currency devaluations, government defaults and high unemployment rates. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports, and many economies in this region are particularly sensitive to fluctuations in commodity prices. The economies of Latin American countries are heavily dependent on trading relationships with key trading partners, including the U.S., Europe, Asia and other Latin American countries. Adverse economic events in one country may have a significant adverse effect on other countries of this region. In addition, in the past, certain Latin American economies have been influenced by changing supply and demand for a particular currency, monetary policies of governments (including exchange control programs, restrictions on local exchanges or markets and limitations on foreign investment in a country or on investment by residents of a country in other countries), and currency devaluations and revaluations. For example, the government of Brazil imposes a tax on foreign investment in Brazilian stocks and bonds, which may affect the value of the Fund’s investments in the securities of Brazilian issuers.

Structural Risk. Certain Latin American countries are subject to a considerable degree of economic, political and social instability, which could adversely affect investments in the Fund.

Economic Risk. Certain Latin American countries have experienced economic instability resulting from periods of high inflation and currency devaluations.

Political and Social Risk. Certain Latin American countries have experienced periods of instability and social unrest in the past. For example, Mexico has been destabilized by local insurrections, social upheavals and drug related violence. Disparities of wealth, the pace and success of democratization and capital market development and ethnic, religious and racial disaffection may exacerbate social unrest, violence and labor unrest in a number of Latin American countries. Certain Latin American countries experience significant unemployment in certain regions, as well as widespread underemployment.

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Equity-Linked Securities.  A Fund may invest in equity-linked securities, including, but not limited to, participation notes, and certificates of participation. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to a Fund’s restrictions on investments in foreign securities. In addition, a Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction costs. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to a Fund’s percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Eurodollar Instruments.  Eurodollar instruments are U.S. Dollar-denominated futures contracts or options thereon which are linked to LIBOR, although foreign currency-denominated instruments are available from time to time.  Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.  A Fund may invest in Eurodollar instruments for hedging purposes or to enhance potential gain.  A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.  Additionally, Eurodollar instruments are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issues.

Eurodollar and Yankee Obligations.  Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by

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foreign branches of U.S. banks and by foreign banks.  Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders.  Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.  However, Eurodollar and Yankee bank obligations held in a Fund will undergo the same credit analysis as domestic issuers in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Sovereign Debt Risk.  European banks have historically held significant investments in the sovereign debt of European countries. Since late 2009, concern has been rising about the escalating government debt levels in certain European countries. More recently, the ratings agencies initiated a series of downgrades of the sovereign debt of various European countries. Troubled economies in Europe coupled with the European debt downgrades have increased concerns about the possibility of default. A government’s default on its debt could cause the value of securities held by a Fund to decline significantly. “See “Market Events Risk,” below, for additional discussion of factors that may affect he economies of Europe.”

Event Risk. Event risk is the risk that a corporate event such as a restructuring, merger, leveraged buyout, takeover, or similar action may cause a decline in market value or credit quality of the issuer’s stocks or bonds due to factors including an unfavorable market response or a resulting increase in the issuer’s debt.  Added debt may significantly reduce the credit quality and market value of an issuer’s bonds.

Exchange-Traded Funds.  ETFs are ownership interests in investment companies, unit investment trusts, depositary receipts and other pooled investment vehicles that are traded on an exchange and that hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class, including precious metals or other commodities. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and a short ETF may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, a Fund’s risk would be limited to the amount it invested in the ETF. Certain ETFs are actively managed by a portfolio manager or management team that makes investment decisions on Underlying Assets without seeking to replicate the performance of a reference index or industry sector or asset class.

Unlike shares of typical open-end management investment companies or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day and bought and sold based on market price rather than net asset value. Shares can trade at either a premium or discount to net asset value. The portfolios held by ETFs are typically publicly disclosed on each trading day and an approximation of actual net asset value is disseminated throughout the trading

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day. Because of this transparency, the trading prices of ETFs tend to closely track the actual net asset value of the Underlying Assets and the ETF will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, a Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual net asset values.

Gains or losses on a Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.

An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.

If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to a Fund’s ability to purchase securities issued by other investment companies apply absent exemptive relief. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. Under the orders, other investment companies generally may acquire up to 25% of the assets of an ETF. Some ETFs are not structured as investment companies and thus are not regulated under the 1940 Act.

Focus Risk. To the extent that a Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund may be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Foreign Commercial Paper.  Commercial paper is indexed to certain specific foreign currency exchange rates.  The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding.  A Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures.  While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables a Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return.  A Fund will purchase such commercial paper for hedging purposes only, not for speculation.  A Fund believes that such investments do not involve the creation of a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and maintain in such account cash not available for

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investment or other liquid assets having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

Foreign Currencies Risk.  Because investments in foreign securities usually will involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts and options on foreign currencies and foreign currency futures contracts, the value of the assets of the Fund as measured in U.S. Dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies.  Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.

The strength or weakness of the U.S. Dollar against these currencies is responsible for part of a Fund’s investment performance.  If the U.S. Dollar falls in value relative to the Japanese yen, for example, the U.S. Dollar value of a Japanese stock held by a Fund will rise even though the price of the stock remains unchanged.  Conversely, if the U.S. Dollar rises in value relative to the Japanese yen, the U.S. Dollar value of the Japanese stock will fall.  Many foreign currencies have experienced significant devaluation relative to the U.S. Dollar.

Although a Fund values its assets daily in terms of U.S. Dollars, it does not intend to convert its holdings of foreign currencies into U.S. Dollars on a daily basis.  It will do so from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers typically do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  A Fund will conduct its foreign currency exchange transactions (“FX transactions”) either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.

In general, the FX transactions executed for the Funds are divided into two main categories: (1) FX transactions in restricted markets (“Restricted Market FX”) and (2) FX transactions in unrestricted markets (“Unrestricted Market FX”).  Restricted Market FX are required to be executed by a local bank in the applicable market.  Unrestricted Market FX are not required to be executed by a local bank.  The Adviser or a third-party agent executes Unrestricted Market FX relating to trading decisions.  The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities.  Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or by the Funds’ custodian due to the small currency amount and lower volume of such transactions.  The Funds and the Adviser have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

Foreign Fixed Income Securities.  Most foreign fixed income securities are rated, however, some are not.  Therefore, if a Fund invests in unrated foreign fixed income securities, it will do so based on the Adviser’s analysis.  To the extent that a Fund includes significant unrated

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securities, achievement of the Fund’s goals may depend more upon the abilities of the Adviser than would otherwise be the case.

The value of the foreign fixed income securities held by a Fund, and thus the NAV of the Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in fixed income securities are denominated with respect to the U.S. Dollar.  The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign fixed income securities, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks.  A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Privatized Enterprises.  Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization.  The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises.  A Fund’s investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as the Funds, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors.  Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises.  The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management.  Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector.  However, certain reorganizations could result in a management team that does not function as well as an enterprise’s prior management and may have a negative effect on such enterprise.  In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them.  After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected.  Some of these enterprises may not be able to operate

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effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Foreign Government Securities. Investment in debt issued by foreign governments can involve a high degree of risk. Debt securities issued by a foreign government are often supported by the full faith and credit of that foreign government.  These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt.  A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund (“IMF”), and the political constraints to which a governmental entity may be subject. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities.  A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly. A Fund may have limited recourse to compel payment in the event of a default.

Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt.  The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations.  Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner.  Consequently, governmental entities may default on their sovereign debt.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

To the extent that a Fund invests in obligations issued by emerging market governments, these investments involve additional risks.  Sovereign obligors in emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions.  These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.  Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements, and obtaining new credit for finance interest payments.  Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers.  There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings.

Foreign Securities.  Investing in foreign securities (including through the use of depositary receipts) involves certain special considerations which typically are not associated with

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investing in U.S. securities.  Since investments in foreign companies will frequently be denominated in the currencies of foreign countries (these securities are translated into U.S. Dollars on a daily basis in order to value a Fund’s shares), and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies.  There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies.  Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Additionally, a foreign jurisdiction may halt trading of securities for an extended period of time, which poses liquidity, valuation and other risks.  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions.  There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States.  Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of investments in U.S. markets.  Payment for securities without delivery may be required in certain foreign markets.

In addition, foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of a Fund’s investments in certain foreign countries.  Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries.  As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities.  Foreign securities may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.

Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions.  Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the U.S. or in other foreign countries.  The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers organized under the laws of those foreign countries.

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Of particular importance, many foreign countries are heavily dependent upon exports, particularly to developed countries, and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the United States and other countries with which they trade.  These economies also have been and may continue to be negatively impacted by economic conditions in the United States and other trading partners, which can lower the demand for goods produced in those countries.

Frontier Market Securities. The risks associated with investments in frontier market countries include all the risks described above for investments in “Foreign Securities” and “Emerging Markets Securities,” although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than are investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than are typically found in more developed markets.

Futures.  Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below.  A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount).  Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from the registration of the Adviser as a commodity pool operator with respect to a Fund (except for the GARS Fund).  Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances).  Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates.  The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Fund.  If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position.  Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, or that delivery will occur.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day’s

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settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses, because it would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged.  For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls.  These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged.  Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets.  This participation also might cause temporary price distortions.  In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

The segregation requirements with respect to futures contracts and options thereon are described under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Illiquid Investments Risk.  Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not invest more than 15% of its net assets in illiquid investments.  An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in the current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days, and securities with a contractual restriction on resale (“restricted securities”) or other factors limiting the marketability of the security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. If a change in NAV or other external events cause a Fund’s investments in illiquid investments to exceed the limit set forth above for a Fund’s investment in illiquid investments, the Fund will act to cause the aggregate amount of such investments to come within such limit as soon as reasonably practicable.  In such event, however, a Fund would not be required to liquidate any portfolio securities where the Fund would suffer a loss on the sale of such investments.

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A Fund may purchase investments that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such investments may be illiquid, for example, because there is a limited trading market for them. A Fund may be unable to sell a restricted or illiquid investment. In addition, it may be more difficult to determine a market value for restricted or illiquid investments. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell a restricted or illiquid investment and the point at which the Fund is permitted or able to sell such investment, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of decreasing the level of liquidity of such Fund.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish a liquidity risk management program. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program, including classifying each investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment” (the “Liquidity Program”), and the Board of Trustees, including a majority of the independent trustees, appointed the Adviser as the Liquidity Risk Program administrator.  If the limitation on illiquid investments is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

Impact of Large Redemptions and Purchases of Fund Shares.  From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be.  While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times, or in odd-lot amounts, when it would not otherwise do so.  These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund’s expense ratio.  In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle, which is typically a few days.

Income Deposit Securities (“IDS”).  IDS consist of two securities, common shares and subordinated notes of the issuer, which are “clipped” together. Holders of IDS receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of real estate investment trusts

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(“REITs”), master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDS are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDS and trade the common shares and subordinated notes separately.

Indexed Securities.  Indexed securities differ from other types of debt securities in which a Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments (defined below), such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. Dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  The value of indexed securities is linked to currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”).  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks.  In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

Initial Public Offerings (“IPOs”).  An IPO is a type of public offering where shares of stock in a company are sold to the general public, on a securities exchange, for the first time. Through this process, a private company transforms into a public company. IPOs are used by companies to raise expansion capital, to possibly monetize the investments of early private investors, and to become publicly traded enterprises. A company selling shares is never required to repay the capital to its public investors.  The availability of IPOs may be limited and a Fund may not be able to buy any shares at the offering price, or may not be able to buy as many shares at the offering price as it would like. Further, IPO prices often are subject to greater and more unpredictable price changes than more established stocks.

Interests in Publicly Traded Limited Partnerships.  Publicly traded limited partnerships represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests or units have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  For example, non-investment income generated from limited partnerships deemed not to be “publicly traded” will not be considered “qualifying income” under the Internal Revenue Code and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the

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limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership, giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Inverse Floating Rate Instruments (“Inverse Floaters”).  An Inverse Floater is a type of bond or other type of debt instrument used in finance whose coupon rate has an inverse relationship to short-term interest rates (or its reference rate).  The interest rate on an Inverse Floater resets in the opposite direction from the market rate of interest to which the Inverse Floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

A floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in some floaters is associated with greater volatility in their market values.

With respect to purchasable variable and floating rate instruments, the Adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will be deemed to have a maturity equal to either the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument, depending on the type of instrument involved.

LIBOR Risk.  A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting a Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Loans.  Loans include floating or adjustable rate loans (“Loans”) made to U.S. and foreign borrowers that are corporations, partnerships, or other business entities (“Borrowers”).  These Borrowers operate in a variety of industries and geographic regions.  A Fund acquires Loans from lenders such as banks (see “Bank Loans” above), insurance companies, finance companies, other investment companies, and private investment funds.  The Loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, or internal growth.  The Loans generally are negotiated between a Borrower and several financial institution lenders (“Lenders”) represented by one or more Lenders acting as agent of all the Lenders (“Agent”).  The Agent is responsible for negotiating the loan agreement (the “Loan

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Agreement”) that establishes the terms and conditions of the Loan and the rights of the Borrower and the Lenders.  A Fund may act as one of the group of original Lenders originating a Loan, may purchase assignments of portions of Loans from third parties and may invest in participations in Loans.

The Loans have the most senior position in a Borrower’s capital structure or share the senior position with other senior debt securities of the Borrower.  This capital structure position generally gives holders of the Loans a priority claim on some or all of the Borrower’s assets in the event of default and therefore the Lenders will be paid before certain other creditors of the Borrower.  The Loans also have contractual terms designed to protect Lenders.  These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests.  Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.  The Funds generally acquire Loans of Borrowers that, among other things, in the Adviser’s judgment, can make timely payments on their Loans and that satisfy other credit standards established by the Adviser. The Adviser performs its own independent credit analysis of the Borrower and the collateral securing each loan in addition to utilizing information prepared and supplied by the Agent or other Lenders.  The Loans are generally credit rated less than investment grade and may be subject to restrictions on resale.  Below investment grade fixed income securities are securities rated BB/Ba or lower by S&P, Fitch, or Moody’s or similarly rated by another NRSRO.

Loans involve the risk that a Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase.  As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the Loan and to enforce the Fund’s rights under the Loan, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many such Loans may make such loans especially vulnerable to adverse changes in economic or market conditions.

Market Events Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

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Europe — Recent Events.  A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In addition, the ongoing negotiations surrounding the future relationship between the UK and the EU following UK’s exit from the EU on January 31, 2020 (“Brexit”) have yet to provide clarity on what the outcome will be for the UK or Europe. All existing EU-derived laws and regulations will continue to apply in the UK for a transitional period until December 31, 2020. The UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided much material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and other effects that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory, sub-advisory and administration services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, Standard Life Aberdeen plc has detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services its subsidiaries provide. Given the fluidity and complexity of the situation, however, it cannot assured that the Funds will not be adversely impacted by Brexit despite preparations.

Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events. In addition, any spread of an infectius illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the funds,investments.

Medium Company, Small Company and Emerging Growth Securities.  Investing in securities of medium-sized companies, small-sized, including micro-capitalization companies and

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emerging growth companies, may involve greater risks than investing in the securities of larger, more established companies, including possible risk of loss.  Also, because these securities may have limited marketability, their prices may be more volatile than securities of larger, more established companies or the market averages in general.  Because medium-sized, small-sized and emerging growth companies normally have fewer shares outstanding than larger companies, it may be more difficult for a Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices.  Medium-sized, small-sized and emerging growth companies may have limited product lines, markets or financial resources and may lack management depth.  In addition, medium-sized, small-sized and emerging growth companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies.  There is typically less publicly available information concerning medium sized, small-sized and emerging growth companies than for larger, more established ones.

Money Market Instruments.  Each Fund, except the GARS® Fund, may invest up to 20% of its net assets in short-term investment grade money market obligations at the time of purchase. The GARS® Fund may invest without limit in short-term investment grade money market obligations. Money market instruments may include the following types of instruments:

•                                          obligations issued or guaranteed as to interest and principal by the U.S. Government, its agencies, or instrumentalities, or any federally chartered corporation, with remaining maturities of 397 days or less;

•                                          obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions, with remaining maturities of 397 days or less;

•                                          obligations of municipalities and states, their agencies and political subdivisions with remaining maturities of 397 days or less;

•                                          asset-backed commercial paper whose own rating or the rating of any guarantor is in one of the two highest categories of any NRSRO;

•                                          repurchase agreements;

•                                          bank or savings and loan obligations;

•                                          certificates of deposit maturing in one year or less;

•                                          commercial paper (including asset-backed commercial paper), which are short-term unsecured promissory notes issued by corporations in order to finance their current operations.  It may also be issued by foreign governments, and states and municipalities.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

•                                          bank loan participation agreements representing obligations of corporations having a high quality short-term rating, at the date of investment, and under which a Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower;

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•                                          high quality short-term (maturity in 397 days or less) corporate obligations, rated within the top two rating categories by a NRSRO or, if not rated, deemed to be of comparable quality by the Adviser;

•                                          extendable commercial notes, which differ from traditional commercial paper because the issuer can extend the maturity of the note up to 397 days with the option to call the note any time during the extension period; and

•                                          unrated short-term (maturing in 397 days or less) debt obligations that are determined by the Adviser to be of comparable quality to the securities described above.

Mortgage-Related Securities.   Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The pools underlying mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties.  Underlying mortgages may be of a variety of types, including adjustable rate, conventional 30-year, graduated payment and 15-year. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees). Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.

Adjustable rate mortgage securities (“ARMs”) are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow a Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage.  In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease.  Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created

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by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets minimum investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

To the extent that such mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in NAV of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities.  Mortgage-backed securities are subject to the risk of prepayment and the risk that the underlying loans will not be repaid.  Because principal may be prepaid at any time, mortgage-backed securities may involve significantly greater price and yield volatility than traditional debt securities.

Private lenders or government-related entities may also create mortgage loan pools offering pass-through investments where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary.  As new types of mortgage-related securities are developed and offered to investors, a Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities.

Impact of Sub-Prime Mortgage Market.  Mortgage-backed, asset-backed and other fixed income securities’ value and liquidity may be adversely affected by the critical downturn in the sub-prime mortgage lending market in the U.S. sub-prime loans, which have higher interest rates, are made to borrowers with low credit ratings or other factors that increase the risk of default.  Concerns about widespread defaults on sub-prime loans have also created heightened volatility and turmoil in the general credit markets.  As a result, a Fund’s investments in certain fixed income securities may

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decline in value, its market value may be more difficult to determine, and the Fund may have more difficulty disposing of them.

Agency-Mortgage-Related Securities. The dominant issuers or guarantors of mortgage-related securities today are Ginnie Mae, Fannie Mae and Freddie Mac. GNMA creates pass-through securities from pools of U.S. Government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

Mortgage-backed securities either issued or guaranteed by GNMA, the FHLMC or FNMA (“Certificates”) are called pass-through Certificates because a pro rata share of both regular interest and principal payments (less GNMA’s, FHLMC’s or FNMA’s fees and any applicable loan servicing fees), as well as unscheduled early prepayments on the underlying mortgage pool, are passed through monthly to the holder of the Certificate (i.e., a Fund).  The yields provided by these mortgage-backed securities have historically exceeded the yields on other types of U.S. Government Securities with comparable maturities in large measure due to the prepayment risk discussed below.

In September 2008, the Federal Housing Finance Agency placed FNMA and FHLMC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. Although the U.S. Government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Fannie Mae Securities. FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. Government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans; (5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

Federal Home Loan Mortgage Corporation Securities (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC

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guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

Government National Mortgage Association Securities. GNMA is a wholly-owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.  In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Fund shares.  Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages.  This premium is not guaranteed and will be lost if prepayment occurs.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. Government securities with comparable maturities in large measure due to the risks associated with prepayment.

Municipal Securities.  Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities.  Private activity bonds

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that are issued by or on behalf of public authorities to finance various privately-operated facilities are deemed to be municipal securities, only if the interest paid thereon is exempt from federal taxes.

Other types of municipal securities include short-term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans.  Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.  In addition, the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund may invest in other types of tax-exempt instruments, such as municipal bonds, private activity bonds, and pollution control bonds.

Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development.  While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

The two principal classifications of municipal securities consist of “general obligation” and “revenue” issues.  Each Fund may also acquire “moral obligation” issues, which are normally issued by special purpose authorities.  There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Ratings represent the opinions of an NRSRO as to the quality of municipal securities.  It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield.  Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase.  The Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.

Prices and yields on municipal bonds are dependent on a variety of factors, including general credit conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon

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the enforcement of such obligations or upon the ability of municipalities to levy taxes.  The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.  Federal tax laws limit the types and amounts of tax-exempt municipal bonds issuable for certain purposes, especially industrial development bonds and private activity bonds. Such limits may affect the future supply and yields of these types of tax-exempt municipal securities. Further proposals limiting the issuance of tax-exempt municipal securities may well be introduced in the future. Shareholders should consult their tax advisers for the current law on tax-exempt bonds and securities.

A Fund may invest in certain tax-exempt municipal bonds. If the Internal Revenue Service or state tax authorities determine that an issuer of a tax-exempt municipal bond has not complied with applicable tax requirements, interest from the security could become taxable at the federal, state and/or local level and the security could decline significantly in value. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the Internal Revenue Service otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become taxable, possibly retroactively to the date the security was issued.

Private Activity Bonds.  Private activity bonds are issued by or on behalf of public authorities to provide funds, usually through a loan or lease arrangement, to a private entity for the purpose of financing construction of privately operated industrial facilities, such as warehouse, office, plant and storage facilities and environmental and pollution control facilities. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, repayment of such bonds generally depends on the revenue of a private entity. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors, including the size of the entity, its capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Under current federal income tax law, interest on municipal bonds issued after August 7, 1986 which are specified private activity bonds and the proportionate share of any exempt-interest dividend paid by a regulated investment company that receives interest from such private activity bonds, will be treated as an item of tax preference for purposes of the alternative minimum tax (“AMT”) that is imposed on individuals by the Code, though for regular federal income tax purposes such interest will remain fully tax-exempt. Bonds issued in 2009 and 2010 generally will not be treated as private activity bonds, and interest earned on such bonds generally will not be treated as a tax preference item.

Industrial Development Bonds.  Industrial development bonds (“IDBs”) are issued by public authorities to obtain funds to provide financing for privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal. Although IDBs are issued by municipal authorities, the payment of principal and interest on IDBs is dependent solely on the ability of the

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user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of the real and personal property being financed as security for such payments. IDBs are considered municipal securities if the interest paid is exempt from regular federal income tax. Interest earned on IDBs may be subject to the AMT.

Hospital and Health Care Facility Bonds.  The ability of hospitals and other health care facilities to meet their obligations with respect to revenue bonds issued on their behalf is dependent on various factors. Some such factors are the level of payments received from private third-party payors and government programs and the cost of providing health care services. There can be no assurance that payments under governmental programs will be sufficient to cover the costs associated with their bonds. It may also be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

Single Family and Multi-Family Housing Bonds.  Multi-family housing revenue bonds and single family mortgage revenue bonds are state and local housing issues that have been issued to provide financing for various housing projects.

Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single-family mortgage revenue bonds are issued for the purpose of acquiring notes secured by mortgages on residences. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issues and the ability of mortgage insurers to pay claims. All single-family mortgage revenue bonds and certain multi-family housing revenue bonds are prepayable over the life of the underlying mortgage or mortgage pool. Therefore, the average life of housing obligations cannot be determined. However, the average life of these obligations will ordinarily be less than their stated maturities. Mortgage loans are frequently partially or completely prepaid prior to their final stated maturities.

Power Facility Bonds.  The ability of utilities to meet their obligations with respect to bonds they issue is dependent on various factors. These factors include the rates that they may charge their customers, the demand for a utility’s services and the cost of providing those services. Utilities are also subject to extensive regulations relating to the rates which they may charge customers. Utilities can experience regulatory, political and consumer resistance to rate increases. Utilities engaged in long-term capital projects are especially sensitive to regulatory lags in granting rate increases. Utilities are additionally subject to increased costs due to governmental environmental regulation and decreased profits due to increasing competition. Any difficulty in obtaining timely and adequate rate increases could adversely affect a utility’s results of operations. The Adviser cannot predict the effect of such factors on the ability of issuers to meet their obligations with respect to bonds.

Water and Sewer Revenue Bonds.  Water and sewer bonds are generally payable from user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by a number of factors. Some such factors are the failure of municipalities to utilize fully the facilities constructed by these authorities, declines in revenue from user charges, rising

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construction and maintenance costs, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs, the impact of “no growth” zoning ordinances and the continued availability of federal and state financial assistance and of municipal bond insurance for future bond issues.

University and College Bonds.  The ability of universities and colleges to meet their obligations is dependent upon various factors. Some of these factors of which an investor should be aware are the size and diversity of their sources of revenues, enrollment, reputation, management expertise, the availability and restrictions on the use of endowments and other funds and the quality and maintenance costs of campus facilities. Also, in the case of public institutions, the financial condition of the relevant state or other governmental entity and its policies with respect to education may affect an institution’s ability to make payments on its own.

Auction Rate Securities. Auction rate municipal securities are tax-exempt debt securities with coupons based on a rate set via a “Dutch” auction. The auction is held at regularly scheduled intervals as set forth in the indenture for a security. The auction sets the coupon rate, and investors may submit bids to buy, sell or hold securities in the auction.  Provided that the auction mechanism is successful, auction rate securities permit the holder to sell the securities in an auction at par value. The coupon is reset via an auction in which bids are made by broker-dealers and other institutions on behalf of their investors for a certain amount of securities at a specified minimum yield. The rate set by the auction is the lowest interest rate that covers all securities available for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities. In the event an auction fails, the interest rate is set by a formula set forth in the indenture for a security. In certain recent market environments, auction failures have been more prevalent and the auctions have continued to fail for an extended period of time.  Failed auctions may adversely affect the liquidity and price of auction rate securities.  Although some issuers have redeemed such securities, the issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for the Funds’ investments in auction rate securities at a time when the Funds wish to dispose of such securities.  Moreover, between auctions, there may be no active secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. The Funds may purchase auction rate securities at par in situations where the auction mechanism is functioning normally, but generally will purchase them at a discount where the auctions have failed.  In the latter case, the Funds could realize a gain if successful auctions resume at a later date or the issuer calls the security or tenders for the security rather than pay the rate required due to the failed auction.  The Funds may treat an auction rate security as illiquid if it is or becomes subject to prices established as a result of a failed auction if reliable prices are not available.  The Funds will use the time remaining until the next scheduled auction date for the purpose of determining the auction rate securities’ duration.  In addition to liquidity and interest rate risk, the Funds’ investments in auction rate securities are subject to credit and market risk, as described in the Funds’ Prospectus.  See “Additional Information about Investments, Investment Techniques and Risks.”

Advance Refunded Bonds (or pre-refunded bonds).  Advance refunded bonds are municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid.  The proceeds from the new issue of bonds are typically placed in an escrow fund consisting of U.S. Government obligations that are used to pay the interest, principal and call premium on the issue

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being refunded.  A Fund may also purchase municipal securities that have been refunded prior to purchase by the Fund.

Tender Option Bonds.  Tender option bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After a payment of the tender option fee, a Fund effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In selecting tender option bonds for a Fund, the Adviser will consider the creditworthiness of the issuer of the underlying bond, the custodian and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Municipal Leases.  Municipal leases or installment purchase contracts are issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Many leases include “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations are typically secured by the leased equipment or facilities, the disposition of the property in the event of non- appropriation or foreclosure might, in some cases, prove difficult or, if sold, may not fully cover a fund’s exposure.

Municipal Notes.  There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes (“TRANs”); Tax Anticipation Notes (“TANs”); Revenue Anticipation Notes (“RANs”); and Bond Anticipation Notes (“BANs”). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Tax-Exempt Commercial Paper.  Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing. While tax-exempt commercial paper is intended to be repaid from general revenues or refinanced, it frequently is backed by a letter of credit, lending arrangement, note repurchase agreement or other credit facility agreement offered by a bank or financial institution.

Tax Risk.  The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. government. Failure by the issuer to comply after the issuance of tax-exempt

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bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. In addition, the federal income tax exemption has been, and may in the future be, the subject of litigation. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by a fund and the value of the fund’s investments would be affected.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal and/or state income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. A fund and its service providers will rely on such opinions and will not review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Information Risk.  Information about the financial condition of issuers of municipal obligations may be less available than about corporations whose securities are publicly traded.

State and Federal Law Risk.  Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

Market and Ratings Risk.  The yields on municipal obligations are dependent on a variety of factors, including economic and monetary conditions, general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. Adverse economic, business, legal or political developments might affect all or substantial portions of a fund’s municipal obligations in the same manner.

Unfavorable developments in any economic sector may have far-reaching ramifications for the overall or any state’s municipal market.

Although the ratings of tax-exempt securities by ratings agencies are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of the ratings agency, at the time of issuance of the rating, of the economic viability of the issuer of a general obligation bond or, with respect to a revenue bond, the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation, but do not reflect an assessment of the market value of the obligation. See Appendix B for additional information regarding ratings. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

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Liquidity Risk.  In general, the secondary market for tax-exempt securities may be less liquid than that for taxable fixed-income securities.

Additional Risk Considerations. The U.S. federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before the Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a Fund’s distributions. If such proposals were enacted, the availability of municipal obligations and the value of a Fund’s holdings would be affected and the Board of Trustees would reevaluate the Fund’s investment objective and policies.

Non-Deliverable Forwards.  A non-deliverable forward (“NDF”) is a cash-settled forward contract in which counterparties settle the difference between the contracted NDF price or rate and the prevailing spot price or rate on an agreed notional amount. NDFs are used in various markets such as foreign exchange and commodities. NDFs are primarily used to trade emerging market currencies where physically-settled forward contracts may be restricted by regulation.

Operational Risk. Your ability to transact with a Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although a Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A Fund and its shareholders could be negatively impacted as a result.

Options.  Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold.  Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.  In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or

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other instrument at the exercise price.  For instance, a Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price.  A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A Fund’s purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  A Fund is authorized to purchase and sell exchange listed options and OTC options.  Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options.  The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, single-name OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available.  Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market.  Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded.  To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty.  In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.  A Fund will

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only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.  A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option.  As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction.  Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.  The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income.  The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts.  All calls sold by a Fund must be “covered” (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding.  Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A Fund will not sell put options if, as a result, more than 50% of the Fund’s total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon.  In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Options Transactions.  A Fund may write (sell) options to generate current income or as a hedge to reduce investment risk. A Fund will not write any call option or put option unless the option is covered and immediately thereafter the aggregate market value of all portfolio securities or currencies required to cover such options written by a Fund would not exceed 25% of its net assets at the time of purchase. A Fund realizes fees (referred to as “premiums”) for granting the rights

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evidenced by the call options it has written. A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a non-hedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and unwind than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Swaps (“Swaptions”).  The purchase and sale of put and call options on swap agreements are commonly referred to as swaptions.  Swaptions are highly specialized investments and are not traded on or regulated by any securities exchange or regulated by the SEC or the CFTC.  A Fund may enter into such transactions for hedging purposes or to seek to increase total return.

The buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms.  The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

As with other options on securities, indices, or futures contracts, the price of any swaption will reflect both an intrinsic value component, which may be zero, and a time premium component.  The intrinsic value component represents what the value of the swaption would be if it were immediately exercisable into the underlying interest rate swap.  The intrinsic value component measures the degree to which an option is in-the-money, if at all.  The time premium represents the difference between the actual price of the swaption and the intrinsic value.

The pricing and valuation terms of swaptions are not standardized and there is no clearinghouse whereby a party to the agreement can enter into an offsetting position to close out a contract.  Swaptions must thus be regarded as inherently illiquid.

The use of swaptions, as the foregoing discussion suggests, is subject to risks and complexities beyond what might be encountered with investing directly in the securities and other traditional investments that are the referenced asset for the swap or other standardized, exchange traded options and futures contracts.  Such risks include operational risks, valuation risks, credit risks, and/or counterparty risk (i.e., the risk that the counterparty cannot or will not perform its obligations under the agreement).  In addition, at the time the swaption reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.  If this occurs, it could have a negative impact on the performance of the Fund.

While a Fund may utilize swaptions for hedging purposes or to seek to increase total return, their use might result in poorer overall performance for the Fund than if it had not engaged in any such transactions.  If, for example, a Fund had insufficient cash, it might have to sell or pledge a portion of its underlying portfolio of securities in order to meet daily mark-to-market collateralization requirements at a time when it might be disadvantageous to do so.  There may be an imperfect correlation between a Fund’s portfolio holdings and swaptions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.  Further, a Fund’s use of swaptions to reduce risk involves costs and will be subject to the

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Adviser’s ability to predict correctly changes in interest rate relationships or other factors.  No assurance can be given that the Adviser’s judgment in this respect will be correct.

Options on Futures Contracts.  There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates, commodities and securities markets by a Fund’s Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

Options on Interest Rate Futures Contracts. A Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. or foreign exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

Options on Foreign Currency Futures Contracts. A Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. A Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

Pay-In-Kind Bonds (“PIK Bonds”) and Deferred Payment Securities.  PIK Bonds pay all or a portion of their interest in the form of debt or equity securities.  Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.  Deferred payment securities are often sold at substantial discounts from their maturity value.

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PIK Bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  PIK Bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers.  Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Preferred Stock.  Preferred stocks, like some debt obligations, are generally fixed income securities.  Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation.  Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders of common stock receiving any dividends.  Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks.  Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock.  Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Private Placements and Other Restricted Securities Risk.  Private placement and other restricted securities include securities that have been privately placed and are not registered under the Securities Act, such as unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately placed securities of U.S. and non-U.S. issuers offered outside of the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”).

Private placements may offer attractive opportunities for investment not otherwise available on the open market.

Private placements securities typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the Securities Act)), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but their resale in the U.S. is permitted only in limited circumstances.

Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public and, in such event, the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.Private placements typically are subject to restrictions

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on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Private placements and restricted securities may be considered illiquid securities, which could have the effect of increasing the level of a Fund’s illiquidity. Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid. Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities.

Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities.

Privatization Vouchers.  Privatization vouchers are a method where citizens are given or can inexpensively buy a book of vouchers that represent potential shares in any state-owned company. Voucher privatization has mainly been used in the early—to—mid 1990s in the transition economies of Central and Eastern Europe. Privatization vouchers may reflect distribution arrangements in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the NAV of these Funds.

Put Bonds.  “Put” bonds are securities (including securities with variable interest rates) that may be sold back to the issuer of the security at face value at the option of the holder prior to their stated maturity.  The Adviser intends to purchase only those put bonds for which the put option is an integral part of the security as originally issued.  The option to “put” the bond back to the issuer prior to the stated final maturity can cushion the price decline of the bond in a rising interest rate environment.  However, the premium paid, if any, for an option to put will have the effect of reducing the yield otherwise payable on the underlying security.

Real Estate Investment Trusts.  REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.  Hybrid REITs combine the investment strategies of equity REITs and mortgage REITs.

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Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.  Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.  Changes in interest rates may also affect the value of a Fund’s investment in REITs.  For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities.  Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects.  Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Internal Revenue Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects and illiquid markets. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code, and to maintain exemption from the registration requirements of the 1940 Act.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.  The management of a REIT may be subject to conflicts of interest with respect to the operation of the business of the REIT and may be involved in real estate activities competitive with the REIT. REITs may own properties through joint ventures or in other circumstances in which the REIT may not have control over its investments. REITs may incur significant amounts of leverage.

Real Estate Related Securities.  Although no Fund may invest directly in real estate, a Fund may invest in equity securities of issuers that are principally engaged in the real estate industry. Such investments are subject to certain risks associated with the ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limitations on access to capital; overbuilding; risks associated with leverage; market illiquidity; extended vacancies of properties; increase in competition, property taxes, capital expenditures and operating expenses; changes in zoning laws or other governmental regulation; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; tenant bankruptcies or other credit problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents, including decreases in market rates for rents; investment in developments that are not completed or that are subject to delays in completion; and changes in interest rates. To the extent that assets underlying a Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to certain of

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the foregoing risks to a greater extent. Investments by a Fund in securities of companies providing mortgage servicing may be subject to the risks associated with refinancings and their impact on servicing rights. In addition, if a Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund’s ability to retain its tax status as a regulated investment company because of certain income source requirements applicable to regulated investment companies under the Code.

Real Estate Securities Risk.  The value of the shares of a Fund will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (1) changes in general economic and market conditions; (2) changes in the value of real estate properties; (3) risks related to local economic conditions, overbuilding and increased competition; (4) increases in property taxes and operating expenses; (5) changes in zoning laws; (6) casualty and condemnation losses; (7) variations in rental income, neighborhood values or the appeal of property to tenants; and (8) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse

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economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect a Fund’s investment performance.

Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a

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REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company.

Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Regulation of Commodity Interests. Commodity Futures Trading Commission (“CFTC”) regulations subject registered investment companies and/or their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its NAV in commodity futures, options on commodities or commodity futures, swaps, or other financial instruments regulated under the Commodity Exchange Act (“CEA”) (“commodity interests”), or if the registered investment company markets itself as providing investment exposure to such commodity interests. Based on the GARS® Fund’s investment strategy, the GARS® Fund is deemed a “commodity pool” and the Adviser is registered as a commodity pool operator (“CPO”) with respect to the GARS® Fund.

Under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to GARS® Fund. The Adviser is subject to dual regulation by the SEC and the CFTC with respect to the services it provides to GARS® Fund. As a result of “harmonization” rule amendments adopted by the CFTC in 2013, the Adviser expects to comply with substantially all CFTC regulations applicable to the operation of GARS® Fund through “substituted compliance” with SEC regulations, as provided in the “harmonization” amendments. Any changes to the CFTC’s substituted compliance regime may restrict the ability of the GARS® Fund to pursue its investment strategy, increase the costs of implementing its strategy, increase its expenses and/or may adversely affect its total return.

For all of the Funds other than the GARS® Fund and the Funds-of-Funds, the Adviser has claimed an exclusion from the definition of commodity pool operator under CFTC Rule 4.5 with respect to each Fund, and therefore such Funds and the Adviser (with respect to such Funds) are not currently subject to registration, disclosure, and regulatory requirements under applicable CFTC rules.  These Funds have to reaffirm annually their eligibility for this exclusion.  The Adviser intends to continue to operate each such Fund in a manner to maintain its exclusion under CFTC Rule 4.5.

The Funds-of-Funds currently rely on time-limited no-action relief that delays any obligation for the Adviser to register with the CFTC as a commodity pool operator with respect to the Funds-of-Funds until six months from the date the CFTC staff issues revised guidance on the application to funds-of-funds of the de minimus thresholds in the exclusion from the definition of commodity pool operator under CFTC Rule 4.5.

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Repurchase Agreements.  In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight.  It is an arrangement under which the purchaser (i.e., a Fund) acquires a security (“Obligation”) and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price.  Repurchase agreements are considered by the staff of the SEC to be loans by a Fund.  Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.  The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase.  In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself.  Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller.  In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security.  Delays may involve loss of interest or decline in price of the Obligation.  If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller’s estate and be treated as an unsecured creditor of the seller.  As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.  As with any unsecured debt Obligation purchased for a Fund, the Adviser seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.  Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to the Fund of the sale to a third party are less than the repurchase price.  However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements.  Reverse repurchase agreements are repurchase agreements in which a Fund, as the seller of the securities, agrees to repurchase them at an agreed upon time and price.  A Fund generally retains the right to interest and principal payments on the security.  Since a Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see “Borrowing”).  When required by guidelines of the SEC, a Fund will segregate or earmark permissible liquid assets to secure its obligations to repurchase the security.  At the time a Fund enters into a reverse repurchase agreement, it will establish and maintain segregated or earmarked liquid assets with an approved custodian having a value not less than the repurchase price (including accrued interest).  The segregated or earmarked liquid assets will be marked-to-market daily and additional assets will be segregated or earmarked on any day in which the assets fall below the repurchase price (plus accrued interest).  A Fund’s liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments.

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Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities a Fund has sold but is obligated to repurchase.  In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  A Fund will enter into reverse repurchase agreements only when the Adviser believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuation in the market value of Fund assets and their yields.

Rights Issues and Warrants.  Rights Issues give the right, to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. Warrants are speculative and have no value if they are not exercised before the expiration date.

The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

OTC equity warrants are usually traded only by financial institutions that have the ability to settle and clear these instruments. OTC warrants are instruments between the Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC warrant, the Fund relies on the counterparty to fulfill its obligations to the Fund if the Fund decides to exercise the warrant.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, ordinarily entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In

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most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer’s group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange’s trading regulations. A Fund may only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof).

Secondary Offerings.  A Fund may invest a portion of its assets in shares secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public. A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this kind, all of the profits go to the seller rather than the issuer. Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Securities Backed by Guarantees.  Securities backed by guarantees are securities backed by guarantees from banks, insurance companies and other financial institutions.  Changes in

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the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to a Fund.

Securities Lending.  A Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. and non-U.S. securities, equal to at least 100% of the value of the portfolio securities loaned. Typically, a Fund will receive collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned. At all times thereafter, the borrower shall be required to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.  By lending its portfolio securities, a Fund can increase its income through the investment of the collateral.  For the purposes of this policy, a Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash.  From time to time, a Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a “placing broker,” a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive from the borrower collateral equal to at least 100% of the value of the portfolio securities loaned; (2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund’s board of directors/trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.   These conditions may be subject to future modifications.

Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan.  In addition, there is the possibility of losses resulting from the investment of collateral where the market value of the collateral falls below 100%.  Such losses may include, but are not limited to, losses associated with deterioration in the credit of the investments of collateral.  These losses generally would be borne by the Fund lending its portfolio securities, which would have a negative impact on the lending Fund’s performance.

Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund.   The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation. The Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with cash collateral. A Fund’s securities lending program may be temporarily suspended if the Board and/or the Adviser determine it to be in the best interests of a Fund’s shareholders.

The collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed income securities and other securities with debt-like

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characteristics that are rated A1 or P1 (except as noted below) on a fixed rate or floating rate basis, including but not limited to:  (a) bank obligations, such as bank bills, bank notes, certificates of deposit, commercial paper, deposit notes, loan participations, medium term notes, mortgage backed securities, structured liquidity notes, and time deposits; (b) corporate obligations, such as commercial paper, corporate bonds, investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company, loan participations, master notes, medium term notes, and second tier commercial paper (which must have a minimum rating of two of the following:  A-2, P-2 and F-2); (c) sovereigns, such as commercial paper, U.S. Government securities (including securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, establishments or the like), sovereign obligations of non-U.S. countries that are members of the Organization for Economic Co-operation and Development of the European Union (including securities issued or guaranteed as to principal and interest by the sovereign, its agencies, instrumentalities, establishments or the like) and supranational issuers; and (d) repurchase agreements, including reverse repurchase agreements (which permitted collateral, in most cases, must have an investment grade rating from at least two NRSROs).  Except for the investment agreements, funding agreements or guaranteed investment contracts guaranteed by an insurance company, master notes, and medium term notes (which are described below), these types of investments are described elsewhere in the SAI.  Collateral may also be invested in a money market mutual fund or short-term collective investment trust.

Investment agreements, funding agreements, or guaranteed investment contracts entered into with, or guaranteed by, an insurance company are agreements where an insurance company either provides for the investment of a Fund’s assets or provides for a minimum guaranteed rate of return to the investor.

Master notes are promissory notes issued usually with large, creditworthy broker-dealers on either a fixed rate or floating rate basis.  Master notes may or may not be collateralized by underlying securities.  If the master note is issued by an unrated subsidiary of a broker-dealer, then an unconditional guarantee is provided by the issuer’s parent.

Medium term notes are unsecured, continuously offered corporate debt obligations.  Although medium term notes may be offered with a maturity from one to ten years, in the context of securities lending collateral the maturity of the medium term note will not generally exceed two years.

Securities of Investment Companies.  To the extent permitted by the 1940 Act, a Fund may generally invest up to 10% of its total assets, calculated at the time of investment, in the securities of other investment companies.  No more than 5% of a Fund’s total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company.  For purposes of these limitations, a Fund would aggregate its investments in any private placements with its investment company holdings, which would include ETF holdings unless an exemption applies (as described in “Exchange-Traded Funds” above).  However, as described above, the Funds-of-Funds may invest up to 100% of their assets in other investment companies in reliance on the 1940 Act and/or exemptive relief granted by the SEC.

To the extent a Fund invests in another investment company, the Fund indirectly will bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Fund.  Some of the countries in which a Fund may invest may not permit direct investment by outside investors.  Investments in such countries may

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only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.  Each Fund (except the Funds-of-Funds) may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

See also “Business Development Companies,” “Closed-end Funds” and “Exchange-Traded Funds” above.

Short Sales.   In a short sale of securities, a Fund sells a security that it does not own, making delivery with securities “borrowed” from a broker.  A Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement.  This price may or may not be less than the price at which the security was sold by a Fund.  Until the security is replaced, a Fund is required to pay the lender any dividends or interest which accrue during the period of the loan.  In order to borrow the security, a Fund may also have to pay a premium and/or interest which would increase the cost of the security sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  In addition, the broker may require the deposit of collateral (generally, up to 50% of the value of the securities sold short).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  A Fund will realize a gain if the security declines in price between those two dates.  The amount of any gain will be decreased and the amount of any loss will be increased by any premium or interest a Fund may be required to pay in connection with the short sale.  When a cash dividend is declared on a security for which a Fund has a short position, the Fund incurs the obligation to pay an amount equal to that dividend to the lender of the shorted security.  However, any such dividend on a security sold short generally reduces the market value of the shorted security, thus increasing a Fund’s unrealized gain or reducing a Fund’s unrealized loss on its short-sale transaction.  Whether a Fund will be successful in utilizing a short sale will depend, in part, on the Adviser’s or Subadviser’s ability to correctly predict whether the price of a security it borrows to sell short will decrease.

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs.  A Fund must segregate or earmark an amount of cash or other liquid assets equal to the difference between (a) the market value of securities sold short at the time that they were sold short and (b) the value of the collateral deposited with the broker to meet margin requirements in connection with the short sale (not including the proceeds from the short sale).  While the short position is open, a Fund must maintain on a daily basis segregated or earmarked liquid assets at such a level that the amount segregated or earmarked plus the amount of collateral deposited with the broker as margin equals the current market value of the securities sold short.

A Fund also may engage in short sales if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short.  This investment technique is known as a short sale “against the box.” The Funds do not intend to engage in short sales against the box for investment purposes.  A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price.  In such case, any future losses in a Fund’s long position should be offset by a gain in the short position and, conversely, any

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gain in the long position should be reduced by a loss in the short position.  The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns.  There will be certain additional transaction costs associated with short sales against the box.  For tax purposes a Fund that enters into a short sale “against the box” may be treated as having made a constructive sale of an “appreciated financial position” causing the Fund to realize a gain (but not a loss).

“Special Situations” Companies Risk.  “Special situations” with respect to a portfolio company include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Standby Commitment Agreements.  Standby commitment agreements commit a Fund, for a stated period of time, to purchase a stated amount of fixed income securities that may be issued and sold to the Fund at the option of the issuer.  The price and coupon of the security is fixed at the time of the commitment.  At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security is ultimately issued.  A Fund enters into such agreements for the purpose of investing in the security underlying the commitment at a yield and price that is considered advantageous to the Fund.

Strategic Transactions, Derivatives and Synthetic Investments.  A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed income securities in the Fund’s portfolio or enhancing potential gain.  These strategies may be executed through the use of derivative contracts.  In certain circumstances, a Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms.  In such circumstances, a Fund may invest in synthetic or derivative alternative investments (“Synthetic Investments”) that are based upon or otherwise relate to the economic performance of the underlying securities.  Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts.  Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and OTC put and call options on securities, equity and fixed income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called “Strategic Transactions”).  In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.  Strategic Transactions may be used subject to certain limits imposed by

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the 1940 Act to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.  Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.  The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Adviser’s ability to predict pertinent market movements, which cannot be assured.  A Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.  Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts and Synthetic Investments, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used.  Synthetic Investments also involve exposure to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, and counterparties involved. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell.  The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency.  The use of options and futures transactions entails certain other risks.  In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund’s position.  In addition, futures and options markets may not be liquid in all circumstances and certain OTC options may have no markets.  As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all.  Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Finally, the daily variation margin posting and collection requirements for futures contracts and swaps would allow for greater exposure to leverage and operational risks than would purchases of options, where the exposure generally is limited to the cost of the initial premium.  On the other hand, the out-of-pocket cost of purchasing near term options can often be substantially greater than entering into swaps or futures contracts.  Losses resulting from the use of Strategic Transactions would reduce NAV, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.  In some cases, strategic transactions also may not provide the exposure or risk management benefits sought.

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The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010 (the “Dodd-Frank Act”), resulted in a comprehensive regulatory regime for derivatives that qualify as “swaps”, which are generally regulated by the CFTC, and “security-based swaps”, which are generally regulated by the SEC. Foreign exchange forwards and spot foreign exchange are generally exempt from this regulation. The Dodd-Frank Act created a new clearing and exchange-trading requirements for OTC derivatives that are swap or security-based swaps. The Dodd-Frank Act also requires the CFTC, SEC and banking or prudential regulators, to establish capital requirements for certain regulated counterparties (such as swap dealers), as well as requirements for such regulated counterparties to collect margin from and post margin to counterparties, such as the Funds, to uncleared derivatives and to impose clearing and central trading requirements, that also require margin posting by the Funds.  The CFTC and banking or prudential regulators have adopted margin rules for uncleared swaps and, in the case of prudential regulators, security-based swaps as well.  Variation margin requirements have been implemented by the CFTC and prudential regulators and initial margin requirements are expected to go into effect for the Funds in 2020.  These regulations generally are consistent with regulations implemented into the EU over swaps and security-based swaps. The SEC has also adopted a set of regulations that apply to security-based swaps, including dealer registration, central clearing, business conduct and margin requirements but has not yet established a compliance date for implementation of these regulations.  The SEC has indicated that after adoption of cross-border requirements and record-keeping rules for security-based swap dealers, it will set an implementation date by which firms must come into compliance with the SEC.  The Funds may incur additional costs in complying with the SEC rules because many of those rules differ from the rules adopted for swaps by the CFTC and the prudential regulators.

As described above, the Fund may also trade in physically-settled currency forward contracts.  There is less protection against defaults in the forward trading of currencies since such forward contracts are currently not guaranteed by an exchange or clearing house and are not subject to the margin requirements applicable to swaps as well as the mandatory clearing and exchange trading requirements applicable to swaps.  The Dodd-Frank Act includes in the definition of “swaps” that are regulated by the CFTC most types of currency derivatives including cash-settled or non-deliverable foreign currency forwards.

Risks of Strategic Transactions Outside the U.S.  When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S. (which may depend on whether the Fund is executing trades with a CFTC or SEC registered dealer), may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments.  The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts.  Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency.  In general, either the full amount of any obligation by a

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Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian.  The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.  For example, a call option written or sold by a Fund will require the Fund to hold the securities deliverable under the call upon exercise (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities or deliver the cash strike price if the call is exercised.  A cash-settled call option sold by a Fund on an index will require the Fund to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis.  A physically-settled put option written or sold by a Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund’s obligations or to segregate cash or liquid assets equal to the amount of the Fund’s obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange listed index options, may provide for cash settlement.  As a result, when a Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount.  These amounts will equal the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call.  In addition, when a Fund sells a cash-settled call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value of such excess.  OCC-issued and exchange listed options sold by a Fund that settle with physical delivery, or with an election of either physical delivery or cash settlement, will require the Fund to segregate an amount of cash or liquid assets equal to the full value of the cash securities or commodities deliverable under the option by the seller on exercise.  Holders of long options are not required to segregate assets.  OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation under the contracts.  Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations (including any pre-payment penalties and premium payments) over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess.  A Fund’s obligation to segregate the accrued excess of its obligations over its entitlements with respect to a CDS it buys (for example, the cost to the Fund to unwind the CDS, enter into an offsetting CDS, or pay a third-party to relieve the Fund of its obligation) may be equal to the notional value of the CDS.  When the Fund is a seller of the CDS,

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the Fund will segregate the notional value of the CDS. Caps, floors and collars require segregation of assets with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.  A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions.  For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund.  Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held.  Other Strategic Transactions may also be offset in combinations.  If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Combined Transactions.  A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions (“component” transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so.  A combined transaction will usually contain elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Close-out Risk for Qualified Financial Contracts. Regulations adopted by the prudential regulators require counterparties of the banks and other financial intermediaries that are part of U.S. or foreign global systemically important banking organizations to include contractual restrictions on close-out and cross-default in agreements relating to qualified financial contracts. Qualified financial contracts include agreements relating to swaps, currency forwards and other derivatives as well as repurchase agreements and securities lending agreements. The restrictions prevent a Fund from closing out a qualified financial contract during a specified time period if the counterparty is subject to resolution proceedings and prohibit the Fund from exercising default rights due to a receivership or similar proceeding of an affiliate of the counterparty. These requirements may increase credit and other risks to the Funds.

Strip Bonds.  Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued.  The market value of these securities generally fluctuates more in response to changes in interest rates than interest paying securities of comparable maturity.

Stripped Mortgage Securities.  Stripped mortgage securities are derivative multiclass mortgage securities.  Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  Stripped mortgage securities have greater

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volatility than other types of mortgage securities.  Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed.  Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal.  In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive the entire principal (“PO” or principal-only class).  The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a NRSRO.

In addition to the stripped mortgage securities described above, a Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes.  Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs.  IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs.  Unlike IOs, the owner of an IOette also has the right to receive a very small portion of the principal.  Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs.  The Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions.  A Fund may also purchase stripped mortgage-backed securities for hedging purposes to protect the Fund against interest rate fluctuations.  For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed income securities in a rising interest rate environment.

With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by a NRSRO.  Stripped mortgage-backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.  The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates.  The yields on stripped mortgage-backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.  The market for collateralized mortgage obligations and other stripped mortgage-backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, the Fund may have difficulty in selling such securities.

Stripped Zero Coupon Securities/Custodial Receipts.  Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their

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unmatured interest coupons and receipts for their underlying principal (“coupons”) which have been separated by their holder, typically a custodian bank or investment brokerage firm.  A holder will separate the interest coupons from the underlying principal (the “corpus”) of the U.S. Treasury security.  A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (TIGRS™) and Certificate of Accrual on Treasuries (CATS™).  The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.  The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  The Federal Reserve program as established by the Treasury Department is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (i.e., cash) payments.  Once stripped or separated, the corpus and coupons may be sold separately.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form.  Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

Structured Notes.  Structured notes are specially-designed derivative debt instruments in which the terms may be structured by the purchaser and the issuer of the note. The amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.” These factors include, but are not limited to, currency and currency baskets, interest rates (such as the prime lending rate and LIBOR), a single security, basket of securities, indices (such as the S&P 500 Index) and precious metal-related instruments and other commodities. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular structured notes to become illiquid.

Structured Securities.  A structured investment is a security whose value or performance is linked to an underlying index or other security or asset class. Structured investments involve the transfer of specified financial assets to a special purpose entity, generally a corporation or trust, or the deposit of financial assets with a custodian; and the issuance of securities or depository receipts backed by, or representing interests in those assets.

Some structured investments are individually negotiated agreements or are traded OTC. Structured investments may be organized and operated to restructure the investment

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characteristics of the underlying security. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in structured securities generally involve a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are also subject to such risks as the inability or unwillingness of the issuers of the underlying securities to repay principal and interest, and requests by the issuers of the underlying securities to reschedule or restructure outstanding debt and to extend additional loan amounts.

Supranational Entities.  Supranational entities are international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, The Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities are backed by the guarantee of one or more foreign governmental parties which sponsor the entity.

Swaps, Caps, Floors and Collars.  To the extent used by a Fund, total return equity, interest rate, credit default, currency, index and other swaps and the purchase or sale of related caps, floors and collars are expected to be used primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.  A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Inasmuch as a Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions.  A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the Counterparty meets the Adviser’s current creditworthiness standards.  If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction.  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid.  Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Total Return Swaps.  A total return swap is a swap in which one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. If the total return is negative, then the party making periodic interest or dividend payments pays this amount to the other party. The parties

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have exposure to the return of the underlying stock or index, without having to hold the underlying assets. The profit or loss of the party making periodic interest or dividend payments is the same as actually owning the underlying asset. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. One party to an equity swap agrees to make periodic payments based on the change in market value of a specified equity security, basket of equity securities or equity index in return for periodic payments from the other party based on a fixed or variable interest rate or the change in market value of a different equity security, basket of equity securities or equity index. The parties to an equity swap do not make an initial payment and do not have any voting or other rights of a stockholder.  An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Interest Rate Swaps.  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Credit Default Swaps.  A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults.  A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issuers (i.e., to reduce risk when the Fund owns or has exposure to such issuers).  A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs.  If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations.  As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph.  This would involve the risk that the investment might expire worthless.  It also would involve credit risk, which means that the seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  As the

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purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Currency Swaps.  A currency swap is a foreign-exchange agreement between two institutions to exchange aspects (namely the principal and/or interest payments) of a loan in one currency for equivalent aspects of an equal in net present value loan in another currency.

Index Swap.  An index swap is a swap of a market index for some other asset, such as a stock-for-stock or debt-for-stock swap.

New regulations governing certain OTC derivatives may also increase the costs of using these types of instruments or make them less effective, as described under “Strategic Transactions, Derivatives and Synthetic Investments — Risks of Strategic Transactions Inside the U.S.”

See “Regulation of Commodity Interests” for additional information about the Funds’ use of derivatives in connection with CFTC exclusions.

To-Be-Announced Instruments (“TBAs”). A Fund may invest in TBAs. TBA transactions are contracts used when purchasing or selling mortgage-backed securities that are delivered at a later date. The actual mortgage-backed security delivered to fulfill a TBA trade is not initially determined at the time of trade, but conforms to a predetermined set of stipulations. The actual mortgage pools are generally determined 48 hours prior to the established trade settlement date. In order to provide sufficient cover for its forward TBA obligations, a Fund will either earmark cash or liquid securities equal to or greater than the purchase price value of the mortgage-backed securities until settlement date or post collateral in a custody account with its custodian to secure its obligations to its counterparty in respect of the purchase price. In June 2016, the SEC approved a rule change by the Financial Industry Regulatory Authority (“FINRA”) to require that U.S. registered broker-dealers collect margin on TBA transactions.    The rule change, which is scheduled to go into effect on March 25, 2020, will require the Funds to post variation margin to broker-dealers equal to their mark to market exposure on the transaction, subject to a de minimis transfer amount.

Transactions Leverage Risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, a Fund will segregate or “earmark” cash, liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions to satisfy its obligations to meet segregation requirements when it may not be advantageous to do so. Leverage may cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s securities.

Trust Preferred Securities. Trust Preferred Securities are hybrid instruments issued by a special purpose trust (the “Special Trust”), the entire equity interest of which is owned by a single issuer.  The proceeds of the issuance to a Fund of Trust Preferred Securities are typically used to purchase a junior subordinated debenture, and distributions from the Special Trust are funded by the payments of principal and interest on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special Trust are deferred by the debenture issuer, the debentures would be treated as original issue discount

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(“OID”) obligations for the remainder of their term.  As a result, holders of Trust Preferred Securities, such as the Funds, would be required to accrue daily for federal income tax purposes their share of the stated interest and the de minimis OID on the debentures (regardless of whether the Fund receives any cash distributions from the Special Trust), and the value of Trust Preferred Securities would likely be negatively affected.  Interest payments on the underlying junior subordinated debentures typically may only be deferred if dividends are suspended on both common and preferred stock of the issuer.  The underlying junior subordinated debentures generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer, but rank below other subordinated debentures and debt securities.  Trust Preferred Securities may be subject to mandatory prepayment under certain circumstances.  The market values of Trust Preferred Securities may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the Securities Act, and, unless and until registered, are restricted securities; there can be no assurance as to the liquidity of Trust Preferred Securities and the ability of holders of Trust Preferred Securities, such as the Funds to sell their holdings.

U.S. Government Securities.  There are two broad categories of U.S. Government-related debt instruments: (a) direct obligations of the U.S. Treasury, and (b) securities issued or guaranteed by U.S. Government agencies.

Examples of direct obligations of the U.S. Treasury are Treasury Bills, Notes, Bonds and other debt securities issued by the U.S. Treasury.  These instruments are backed by the “full faith and credit” of the United States.  They differ primarily in interest rates, the length of maturities and the dates of issuance.  Treasury bills have original maturities of one year or less.  Treasury notes have original maturities of one to ten years and Treasury bonds generally have original maturities of greater than ten years.

Some agency securities are backed by the full faith and credit of the United States (such as Maritime Administration Title XI Ship Financing Bonds and Agency for International Development Housing Guarantee Program Bonds) and others are backed only by the rights of the issuer to borrow from the U.S. Treasury (such as Federal Home Loan Bank Bonds and Fannie Mae Bonds), while still others, such as the securities of the Federal Farm Credit Bank, are supported only by the credit of the issuer.  With respect to securities supported only by the credit of the issuing agency or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. Government will provide support to such agencies and such securities may involve risk of loss of principal and interest.  U.S. Government Securities may include “zero coupon” securities that have been stripped by the U.S. Government of their unmatured interest coupons and collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality.

Interest rates on U.S. Government obligations may be fixed or variable.  Interest rates on variable rate obligations are adjusted at regular intervals, at least annually, according to a formula reflecting then current specified standard rates, such as 91-day U.S. Treasury bill rates.  These adjustments generally tend to reduce fluctuations in the market value of the securities.

The government guarantee of the U.S. Government Securities in a Fund’s portfolio does not guarantee the NAV of the shares of the Fund.  There are market risks inherent in all investments in securities and the value of an investment in a Fund will fluctuate over time.  Normally, the value of investments in U.S. Government Securities varies inversely with changes in interest rates.  For example, as interest rates rise the value of investments in U.S. Government

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Securities will tend to decline, and as interest rates fall the value of a Fund’s investments will tend to increase.  In addition, the potential for appreciation in the event of a decline in interest rates may be limited or negated by increased principal prepayments with respect to certain mortgage-backed securities, such as Government National Mortgage Association Certificates.  Prepayments of high interest rate mortgage-backed securities during times of declining interest rates will tend to lower the return of a Fund and may even result in losses to the Fund if some securities were acquired at a premium.  Moreover, during periods of rising interest rates, prepayments of mortgage-backed securities may decline, resulting in the extension of a Fund’s average portfolio maturity.  As a result, a Fund’s portfolio may experience greater volatility during periods of rising interest rates than under normal market conditions.

TIPS Bonds.  Treasury Inflation-Protected Securities (“TIPS”) are fixed income securities issued by the U.S. Treasury whose principal value is periodically adjusted according to the rate of inflation.  The U.S. Treasury uses a structure that accrues inflation into the principal value of the bond.  Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future.  TIPS bonds typically pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted amount.  For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

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Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

When-Issued Securities and Delayed-Delivery.  A Fund may purchase equity and debt securities on a “when-issued,” “delayed delivery” or “forward delivery” basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to the Fund.  When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income.  While such securities may be sold prior to the settlement date, each Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.  At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its NAV.  The market value of the securities may be more or less than the purchase price.  A Fund will establish a segregated account in which it will maintain cash and liquid assets equal in value to commitments for such securities.

When a Fund agrees to purchase when-issued or delayed-delivery securities, to the extent required by the SEC, its custodian will set aside permissible liquid assets equal to the amount of the commitment in a segregated account.  Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitment.  It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  In addition, because a Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund’s liquidity and the ability of the Adviser or Subadviser to manage it might be affected by its commitments to purchase “when-issued” securities.  When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade.  Failure of the seller to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

When a Fund enters into a delayed delivery transaction, a when-issued transaction or a forward transaction, the Fund may be required to provide collateral to cover potential losses of the counterparty, due to changes in the value of the security, in the event that the event that the transaction is unable to settle (e.g., in the event of a default on the Fund).  Similarly, the counterparty may be required to provide collateral to cover the potential losses of the Fund, due to changes in the value of the security, in the event that the transaction is unable to settle (e.g., the seller fails to deliver the security).  A Fund may reduce the amount of liquid assets it will segregate to the extent it provides such collateral.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price.  Since the issuance of the security underlying the commitment is at the option of the

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issuer, the Fund may bear the risk of a decline in the value of such security and may not benefit from appreciation in the value of the security during the commitment period if the security is not ultimately issued.

The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued, and the value of the security will thereafter be reflected in the calculation of the Fund’s NAV.  The cost basis of the security will be adjusted by the amount of the commitment fee.  In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero Coupon, Discount and Payment-In-Kind Securities.  A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since a Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases and sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  Portfolio turnover may involve the payment by a Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to a Fund, which could have an adverse effect on the Fund’s total rate of return.  In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

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The table below shows the Funds’ portfolio turnover rates for the fiscal years ended October 31, 2019 and 2018.

Fund	2019	2018
Asia-Pacific (ex-Japan) Equity Fund(1)	16.38%	69.85%
China A Fund(2)	115.09%	26.13%
Diversified Alternatives Fund	14.30%	18.23%
Diversified Income Fund(3)	4.19%	52.48%
Dynamic Allocation Fund(4)	4.10%	23.56%
Dynamic Dividend Fund(5)	105.70%	66.16%
Emerging Markets Debt Fund	71.06%	56.02%
Emerging Markets Fund	14.86%	20.39%
Focused U.S. Equity Fund(6)	54.04%	112.97%
Global Equity Fund	32.68%	22.06%
Global Infrastructure Fund	31.62%	48.54%
GARS® Fund	53.05%	62.39%
Intermediate Municipal Income Fund	58.33%	14.38%
International Equity Fund	28.30%	20.75%
International Real Estate Equity Fund	60.73%	89.59%
International Small Cap Fund	35.37%	18.07%
Realty Income & Growth Fund	20.70%	42.71%
Short Duration High Yield Municipal Fund	104.52%	86.19%
Ultra Short Municipal Income Fund	231.49%	177.63%
U.S. Mid Cap Equity Fund	50.20%	25.45%
U.S. Multi-Cap Equity Fund	47.13%	38.68%
U.S. Small Cap Equity Fund	55.00%	38.28%

(1) The Fund’s portfolio turnover was lower during the fiscal year ended October 31, 2019 due to strategic trades and shareholder redemptions that occurred during the fiscal year 2018.

(2) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2019 due to the change in the Fund’s strategy that took place during the fiscal year.

(3) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2018 due to a change in risk and return assumptions in the Fund’s strategy.

(4) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2018 due to a change in risk and return assumptions in the Fund’s strategy.

(5) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2019 due to an increase in dividend capture trades.

(6) The Fund’s portfolio turnover was higher during the fiscal year ended October 31, 2018 due to the change in the Fund’s strategy that took place during the fiscal year.

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INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions:

The following are fundamental investment restrictions of each Fund which cannot be changed without the vote of the majority of the outstanding shares of the Fund for which a change is proposed.  The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less.

Asia-Pacific (ex-Japan) Equity Fund, China A Fund, Diversified Alternatives Fund, Diversified Income Fund, Dynamic Allocation Fund, Emerging Markets Debt Fund, Emerging Markets Fund, Focused U.S. Equity Fund, Global Equity Fund, GARS® Fund, Intermediate Municipal Income Fund, International Equity Fund, International Small Cap Fund, U.S. Mid Cap Equity Fund, U.S. Multi-Cap Equity Fund and U.S. Small Cap Equity Fund:

•                  May not (except the Global Equity Fund, Emerging Markets Debt Fund and the Funds-of-Funds)(1) purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the Fund’s total assets would be invested in such issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the Fund’s total assets may be invested without regard to such limitations.  There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

•                  May not borrow money or issue senior securities, except that each Fund may sell securities short, enter into reverse repurchase agreements and may otherwise borrow money and issue senior securities as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

•                  May not purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus or SAI of the Fund.

•                  May not purchase the securities of any issuer if, as a result, 25% or more (taken at current value) of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry.  This limitation does not apply to securities issued by the U.S. Government or its agencies or instrumentalities or securities of other investment companies.  For each Fund except the Emerging Markets Fund, GARS® Fund, U.S. Mid Cap Equity Fund and U.S. Multi-Cap Equity Fund, the following industries are considered separate industries for purposes of this investment restriction: electric, natural gas distribution, natural gas pipeline, combined electric and natural gas, and telephone utilities, captive borrowing conduit, commercial mortgage, residential mortgage, equipment finance, premium finance, leasing finance, consumer finance and other finance; except that with respect to the Emerging

(1)         Global Equity Fund was previously non-diversified, but is now a diversified fund and complies with this restriction.

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Markets Debt Fund, commercial mortgage and residential mortgage are not considered separate industries.  For the Intermediate Municipal Income Fund, this limitation does not apply to tax-exempt obligations issued by state, county or municipal governments.

•                  May not lend any security or make any other loan, except that each Fund may in accordance with its investment objective and policies (i) lend portfolio securities, (ii) purchase and hold debt securities or other debt instruments, including but not limited to loan participations and subparticipations, assignments, and structured securities, (iii) make loans secured by mortgages on real property, (iv) enter into repurchase agreements, and (v) make time deposits with financial institutions and invest in instruments issued by financial institutions, and enter into any other lending arrangement as and to the extent permitted by the 1940 Act or any rule, order or interpretation thereunder.

•                  May not purchase or sell real estate, except that each Fund may (i) acquire real estate through ownership of securities or instruments and sell any real estate acquired thereby, (ii) purchase or sell instruments secured by real estate (including interests therein), and (iii) purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein).

For purposes of the fundamental policy restricting investments in an issuer if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of issuers, the principal activities of which are in the same industry, each of the Funds will, as a non-fundamental policy, consider commercial mortgage and residential mortgage to be a single industry (notwithstanding the statement defining separate industries contained in the policy). In addition, notwithstanding the statement defining separate industries contained in the policy, each of the Funds may elect to consider certain of such industries as part of the same industry to be consistent with a third party industry classification system (e.g., BICS, GICS or Barclays Live), and may otherwise define industries consistent with applicable law and SEC guidance. Further, each of the Funds will endeavor to consider the concentration policy of underlying investment companies when determining the Fund’s compliance with its concentration policy.

Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund

•                  With respect to 75% of its total assets, each of the Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of each Fund’s total assets would be invested in the securities of any one issuer, or each Fund would own more than 10% of the voting securities of any one issuer;

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

•                  May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of each of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry; and further provided that, notwithstanding any other fundamental investment policy or limitation, each Fund may invest all of its investable assets in a

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single open-end management investment company that has the same investment objective and substantially the same investment policies as the Fund;

•                  May not issue senior securities as defined by the 1940 Act, or borrow money, except that each Fund may borrow from banks for temporary, extraordinary or emergency purposes (but not for investment for Ultra Short Municipal Income Fund) in an amount up to one-third of the value of each Fund’s respective total assets (calculated at the time of the borrowing). Each Fund may not make additional investments while it has any borrowings outstanding. This restriction shall not be deemed to prohibit each Fund from purchasing or selling securities on a when-issued or delayed delivery basis, or entering into repurchase agreements;

•                  The Ultra Short Municipal Income Fund may not purchase or sell commodities or commodity contracts, and may not purchase or sell real estate or interests in real estate (including limited partnership interests), except that the Fund, to the extent not prohibited by other investment policies, may purchase and sell securities of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and may purchase and sell securities secured by real estate or interests therein; the Short Duration High Yield Municipal Fund may purchase or sell commodities or contracts related to commodities and real estate to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority;

Because most swaps are now considered interests under the Commodity Exchange Act of 1936 and related rules, each Fund’s fundamental investment restriction related to investing in commodity interests is being interpreted to permit each Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

•                  The Short Duration High Yield Municipal Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, each Fund may be deemed to be an underwriter under the Securities Act; the Ultra Short Municipal Income Fund may not underwrite the securities of other issuers, except to the extent that, in connection with the disposition of securities, the Fund may be deemed to be an underwriter under the Securities Act;

•                  May not make loans of money or securities, except through the purchase of permitted investments, including repurchase agreements;

•                  May not make short sales of securities or purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and

•                  May not pledge, hypothecate, mortgage or otherwise encumber each Fund’s assets, except as may be necessary to secure permitted borrowings. Collateral and other arrangements incident to permissible investment practices are not deemed to be subject to this restriction.

•                  The 80% investment policy for each Fund is fundamental and may not be changed without a shareholder vote.

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Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund and Realty Income & Growth Fund

•                  With respect to 75% of its total assets, each Fund (except the Realty Income & Growth Fund) may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer;

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

•                  Will not (except the Realty Income & Growth Fund) underwrite any issue of securities except as it may be deemed an underwriter under the Securities Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations;

•                  May not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs;

For the avoidance of doubt, the policies above prohibiting investing in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs do not prohibit investments in securities of companies that deal in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

•                  May not (except the Global Infrastructure Fund, International Real Estate Equity Fund and Realty Income & Growth Fund) invest more than 25% of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities;

•                  May effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable;

•                  May not make loans of money or securities, except to the extent that a Fund may lend money through the purchase of permitted investments, including repurchase agreements;

•                  May not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets;

•                  May not purchase, sell or invest in commodities, provided that this restriction shall not prohibit a Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures;

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Funds’ fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

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•                  May not (except the Global Infrastructure Fund and International Real Estate Equity Fund) purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities;

•                  May not issue senior securities as defined by the 1940 Act, except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of a Fund’s total assets (measured in each case at the time of borrowing);

•                  May not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;

•                  The investment objective(s) for each Fund is/are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

Additional Fundamental Restrictions of the Global Infrastructure Fund

•                  May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will concentrate its investments in infrastructure-related issuers; and

•                  May not purchase or invest in real estate or interests in real estate (although each may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

Additional Fundamental Restrictions of the International Real Estate Equity Fund

•                  May not invest in companies for the purpose of exercising control or management;

•                  May not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin;

•                  May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its assets in such securities during periods of adverse economic conditions in the real estate industry;

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•                  May not purchase or invest in real estate or interests in real estate (although each may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); and

•                  May not participate on a joint or joint and several basis in any trading account in any securities.

(The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

Additional Fundamental Restrictions of the Realty Income & Growth Fund

•                  May not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 50% of its total assets may be invested without regard to such 5% limitation;

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

•                  May not engage in the business of underwriting securities of other issuers; and

•                  May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its assets in such securities during periods of adverse economic conditions in the real estate industry.

For purposes of its policies and limitations, each of the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”  For the purposes of determining compliance with the Funds’ policies on concentrating in any one industry, each Fund will endeavor to consider the concentration policy of underlying investment companies when determining a Fund’s compliance with its concentration policy.

The Following are the Non-Fundamental Operating Policies of the Funds Listed Below Which May Be Changed by the Board of Trustees of the Trust Without Shareholder Approval:

As a matter of non-fundamental policy, each Fund may not:

•                  acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets (that is, investments that the Fund reasonably expects cannot be sold in current market conditions in seven calendar days without significantly changing the market value of the investments).

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As a matter of non-fundamental policy, each of the Asia-Pacific (ex-Japan) Equity Fund, China A Fund, Emerging Markets Debt Fund, Emerging Markets Fund, Focused U.S. Equity Fund, Global Equity Fund, GARS® Fund, Intermediate Municipal Income Fund, International Equity Fund, International Small Cap Fund, U.S. Mid Cap Equity Fund, U.S. Multi-Cap Equity Fund and U.S. Small Cap Equity Fund will not:

•                  acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

As a matter of non-fundamental policy, each of the GARS® Fund and International Small Cap Fund (unless noted below) currently does not intend to:

•                  borrow money in an amount greater than 5% of its total assets except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund’s registration statement which may be deemed to be borrowings;

•                  purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

•                  purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

•                  purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund’s total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

•                  lend portfolio securities in an amount greater than 33 1/3% of its total assets;

•                  pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts;

•                  make additional investments (including roll-overs) if the Fund’s borrowings exceed 5% of its net assets; and

•                  invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs (International Small Cap Fund only).

Each of the China A Fund, Diversified Alternatives Fund, Diversified Income Fund, Dynamic Allocation Fund, Focused U.S. Equity Fund, Global Equity Fund, Intermediate Municipal Income Fund, International Equity Fund, U.S. Mid Cap Equity Fund, U.S. Multi-Cap Equity Fund and U.S. Small Cap Equity Fund may not:

•                  Sell securities short (except for the Focused U.S. Equity Fund and U.S. Multi-Cap Equity Fund), unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the

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securities sold short or unless it covers such short sales as required by the current rules and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.  The Focused U.S. Equity Fund and U.S. Multi-Cap Equity Fund may only sell securities short in accordance with the description contained in its Prospectus or in this SAI.

•                  Purchase securities on margin, except that the Funds may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts, transactions in currencies or other derivative instruments shall not constitute purchasing securities on margin.

•                  Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

•                  Pledge, mortgage or hypothecate any assets owned by the Fund except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of such pledging, mortgaging or hypothecating.

Each of the China A Fund, Focused U.S. Equity Fund, Global Equity Fund, Intermediate Municipal Income Fund, International Equity Fund, U.S. Mid Cap Equity Fund, U.S. Multi-Cap Equity Fund and U.S. Small Cap Equity Fund may not:

•                  Purchase securities of other investment companies except (a) in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or (b) to the extent permitted by the 1940 Act or any rules or regulations thereunder or pursuant to any exemptions therefrom, however, the Funds may not acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Ultra Short Municipal Income Fund

As a matter of non-fundamental policy, the Ultra Short Municipal Income Fund will not:

•                  invest in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

For the avoidance of doubt, the policy above prohibiting investing in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs does not prohibit investments in securities of companies that deal in oil, gas or other mineral leases, rights, royalty contracts, or exploration or development programs.

With respect to all Funds:

If any percentage restriction or requirement described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in NAV will not constitute a violation of such restriction or requirement.  However, should a change in NAV or other

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external events cause a Fund’s investments in illiquid securities including repurchase agreements with maturities in excess of seven days, to exceed the limit set forth above for such Fund’s investment in illiquid securities, a Fund will act to cause the aggregate amount of such securities to come within such limit as soon as reasonably practicable.  In such event, however, such Fund would not be required to liquidate any portfolio securities where a Fund would suffer a loss on the sale of such securities.

The investment objective of each Fund, except for the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund and Realty Income & Growth Fund, is not fundamental and may be changed by the Board of Trustees without shareholder approval.

Internal Revenue Code Restrictions

In addition to the investment restrictions above, each Fund must be diversified according to Code requirements.  Specifically, at each tax quarter end, each Fund’s holdings must be diversified so that (a) at least 50% of the market value of its total assets is represented by cash, cash items (including receivables), U.S. Government securities, securities of other U.S. regulated investment companies, and other securities, such other securities limited so that no one issuer has a value greater than 5% of the value of the Fund’s total assets and that the Fund holds no more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s assets is invested in the securities (other than those of the U.S. Government or other U.S. regulated investment companies) of any one issuer or of two or more issuers of which the Fund holds 20% or more of the voting stock and which are engaged in the same, similar, or related trades or businesses or the securities of one or more qualified publicly traded partnerships (defined as a partnership whose interests are traded on an established securities market or are readily tradable on a secondary market, unless 90% or more of such partnership’s gross income is derived from its business of investing in stock, securities or currencies).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers.  The policy provides that divulging non-public portfolio holdings information to selected parties is permissible only when a Fund has legitimate business purposes for doing so and the recipients are subject to a duty of confidentiality, including a duty not to trade on the non-public information.  In addition, the disclosure of a Fund’s portfolio securities is permitted only where it is consistent with the anti-fraud provisions of the federal securities laws and the Trust’s or the Adviser’s or a Subadviser’s fiduciary duties.  The Trust, the Adviser, Subadvisers or any agent, or any employee thereof (a “Fund Representative”) may not disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy.  For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions.  Neither a Fund nor a Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information.  A Fund Representative may provide portfolio holdings information to third parties if such information has

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been included in the Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website.  The parties receiving such information may include ratings agencies, individual or institutional investors, or intermediaries that sell shares of a Fund.

Each Fund posts onto the Trust’s internet site its securities holdings and its top ten portfolio holdings as of the end of each month.  Such portfolio holdings are available no earlier than 7 business days after the end of the previous month for equity funds and no earlier than 15 business days after the end of the previous month for fixed income funds.  Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. Each Fund files its complete schedule of portfolio holdings with the SEC quarterly. Each Fund’s full portfolio holdings as of its first and third fiscal quarters will be made publicly available 60 days after the end of each quarter on www.sec.gov.

If a Fund Representative seeks to disclose portfolio holdings information that is not publicly available to specific recipients pursuant to circumstances not specifically addressed by the policy, the Fund Representative must obtain approval from the Trust’s Chief Compliance Officer prior to such disclosure.  Exceptions to the portfolio holdings release policy described above can only be authorized by the Trust’s Chief Compliance Officer and will be made only when:

•                          A Fund has a legitimate business purpose and it is in the best interest of the Fund to release portfolio holdings information in advance of release to all shareholders or the general public; and

•                          The recipient of the information provides written assurances that the non-public portfolio holdings information will remain confidential and that persons with access to the information will be prohibited from trading based on the information.

In connection with providing services to the Funds, the Funds’ service providers may receive portfolio holdings information in advance of general release on an as needed basis.  The service providers that may receive portfolio holdings information include the Adviser and administrator (Aberdeen Standard Investments Inc.); Subadvisers (Aberdeen Asset Managers Limited and Aberdeen Standard Investments (Asia) Limited); independent registered public accounting firm (KPMG); custodian, fund accountant, sub-administrator (State Street Bank and Trust Company); transfer agent (DST Asset Manager Solutions); securities lending agent to the Funds and provider of certain middle- and back-office services to the Adviser and subadvisers (BNP Paribas Security Services); providers of certain middle-and back-office services to the Adviser and subadvisers (Citibank NA and its affiliates); legal counsel (Willkie Farr & Gallagher LLP); legal counsel to the independent Trustees (Faegre Drinker Biddle & Reath LLP); financial printers (Merrill Corporation) and proxy voting service (if applicable). The service providers are subject to express or implied duties to keep all portfolio holdings information that is not publicly available confidential and not to trade on such information. In addition, non-public portfolio holdings information may be provided to mutual fund rating or ranking services or portfolio analytics services prior to such information becoming publicly available so long as (i) such disclosure is subject to confidentiality agreement and trading restrictions or (ii) the entity to which portfolio holdings information will be provided (a) has adopted policies and/or procedures that seek to ensure that such information will remain confidential and restrict the entity and its employees from trading on the

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information and (b) prior to disclosure, the Trust’s Chief Compliance Officer receives in writing a copy of such policies and/or procedures and determines they are acceptable.

The Trust’s Chief Compliance Officer conducts periodic reviews of compliance with the policy and provides annually a report to the Board of Trustees regarding the operation of the policy, exceptions and waivers granted under the policy and any material changes recommended as a result of such review.  Additionally, the Trust’s Chief Compliance Officer will provide quarterly reports to the Board of Trustees listing persons or entities with whom the Trust or the Adviser has entered into Confidentiality Agreements with respect to Trust business during the quarter.  The policy also provides that in the event of a violation of the policy, the Board will receive a report at its next quarterly meeting about any disclosures that were made concerning the Trust’s portfolio holdings which will describe to whom and under what circumstances such disclosure was made.

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BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

TRUSTEES WHO ARE NOT INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(“INDEPENDENT TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Radhika Ajmera**** Year of Birth: 1964	Trustee since February 2020	Ms. Ajmera has been an independent non-executive director of Aberdeen Asia-Pacific Income Investment Company since 2015 and of Aberdeen Japan Equity Fund since 2014 where she was appointed chair, effective December 2017. Ms. Ajmera has over twenty years’ experience in fund management, predominantly in emerging markets. She has also held a number of UK closed-end fund non-executive directorships.	24	None
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	30	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015 to 2017.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is a non-executive director of a number of Australian and overseas companies.	25	Director of Ballyshaw Pty. Ltd. (share trading, real estate development and investment) (Chairman).
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter is the Principal at RPSS Enterprises (consulting) since 2019. He was the Chief Financial and Administrative Officer of The Colorado Health Foundation from 2013 to 2019.	24	Director of CenturyLink Investment Management Company, Director of BlackRidge Financial Inc. from 2004 to 2019 and Director of Aberdeen Singapore Fund, Inc. from 2007 to 2018.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	23

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks served as Founder and Investment Counsellor at Cidel Asset Management Inc. (investment management) from 2015 to 2017. Previously, he was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015.	25	Director of Tricon Capital Group Inc.
Warren C. Smith****	Trustee since	Mr. Smith has been a founding partner of MRB	22	None.

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Year of Birth: 1955	December 2007

Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.

TRUSTEES WHO ARE INTERESTED PERSONS (AS DEFINED IN THE 1940 ACT) OF THE TRUST

(“INTERESTED TRUSTEES”)

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE**	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST 5 YEARS***
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive) of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority’s Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

			31	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.

*                  Each Trustee holds office for an indefinite term until his successor is elected and qualified.

**           The Aberdeen Fund Complex consists of the Trust, which currently consists of 22 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 4 portfolios).

***    Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.

**** Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, Attn: Megan Kennedy.

†                   Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

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OFFICERS OF THE TRUST

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD, LENGTH OF TIME SERVED AND TERM OF OFFICE*	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Bev Hendry** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)

Currently, Chairman- Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer—Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).

Joseph Andolina** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President and Chief Compliance Officer (Since March 2017)

Currently, Chief Risk Officer Americas for Aberdeen Standard Investments Inc. Prior to joining the Compliance Department, he was a member of ASI’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to ASI’s registered funds.

Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrews Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President — Compliance (Since March 2011)	Currently, Chief Risk Officer — Europe, the Middle East and Africa. Mr. Cotton joined ASI in 2010.
Andrea Melia** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas for Aberdeen Standard Investments Inc. (since 2009).
Megan Kennedy** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Standard Investments Inc. Ms. Kennedy joined Aberdeen Standard Investments Inc. in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Standard Investments Inc. Ms. Sitar joined Aberdeen Standard Investments Inc. in July 2007.

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Alan Goodson** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)

Currently, Director, Vice President and Head of Product & Client Solutions —Americas for Aberdeen Standard Investments Inc., overseeing Product Management and Product Development for ASI’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Standard Investments Inc. and joined ASI in 2000.

Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)

Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined ASI in 1991.

Devan Kaloo** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Global Head of Equities and Head of Global Emerging Markets Equities for Aberdeen Standard Investments. Mr. Kaloo joined ASI in 2000 as part of the Asian equities team in Singapore, before later transferring to London where he took up the position of Head of Global Emerging Markets Equities in 2005.

Joanne Irvine** Aberdeen Asset Managers Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1968	Vice President (Since March 2019)

Currently, Deputy Head of Emerging Markets on the Global Emerging Markets Equity Team in London at Aberdeen Standard Investments. Ms. Irvine joined the company in 1996 in a group development role, and moved to the Global Emerging Markets Equity Team in 1997.

Josh Duitz** Aberdeen Standard Investments Inc. 712 Fifth Ave 49th Floor New York, NY 10019 Year of Birth: 1970	Vice President (Since March 2019)

Currently, Senior Vice President in the Global Equities Team at Aberdeen Standard Investments. Mr. Duitz joined Aberdeen Standard Investments in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager.

Svitlana Gubriy** Standard Life Investments 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1972	Vice President (Since March 2019)

Currently, Head of Global REIT Funds at Aberdeen Standard Investments. Prior to joining Standard Life Investments in 2005, Ms. Gubriy worked in the real estate investment banking division of Lehman Brothers in New York and private equity in Kyiv (Ukraine).

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Ben Moser** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services - U.S. for Aberdeen Standard Investments Inc. Mr. Moser joined Aberdeen Standard Investments Inc. in July 2008.
Brian O’Neill** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager — U.S. for Aberdeen Standard Investments Inc. Mr. O’Neill joined Aberdeen Standard Investments Inc. in 2008.
Eric Olsen** Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration — U.S. for Aberdeen Standard Investments Inc. Mr. Olsen joined Aberdeen Standard Investments Inc. in August 2013.
Andrew Kim Aberdeen Standard Investments Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager for Aberdeen Standard Investments Inc. Mr. Kim joined Aberdeen Standard Investments Inc. in August 2013.

*         Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.

**  Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Mr. Cotton, Mr. Andolina, Mr. Young, Ms. Sitar, Mr. Kaloo, Ms. Irvine, Mr. Duitz, Ms. Gubriy, Mr. Moser, Mr. Olsen and Mr. O’Neill hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 4 portfolios), each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Responsibilities of the Board of Trustees

The business and affairs of the Trust are managed under the direction of its Board of Trustees subject to the laws of the State of Delaware and the Trust’s Amended and Restated Agreement and Declaration of Trust.  The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

Additional Information about the Board of Trustees

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustee possesses the requisite experience, qualifications, attributes and skills to serve on the

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Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Adviser, Subadvisers, other service providers, counsel and independent auditor; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.  A Trustee’s ability to perform his duties effectively may have been attained through the Trustee’s executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Trust and other funds/portfolios in the Aberdeen fund complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences.  In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Ajmera, financial services, investment management and executive experience and board experience with investment management and fund companies; Mr. Gilbert, investment management experience as the Chairman of Aberdeen Standard Investments and former Co-Chief Executive Officer of Standard Life Aberdeen plc and director roles within the Aberdeen complex, board experience with other public companies and investment trusts; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Miles, financial services, investment management and executive experience and board experience with various Australian public and private companies; Mr. Porter, financial, accounting and executive experience with other companies and board experience with investment management and fund companies; Mr. Rappaport, financial services, investment management and executive experience with private investment firms and board experience with other public and private companies, including fund companies; Mr. Sacks, accounting background (chartered accountant in Canada and South Africa), treasury experience in banking organizations, investment management and executive experience; and Mr. Smith, experience as managing editor and director of a financial publications firm.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness.  In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board and Committee Structure

The Board of Trustees is composed of seven Independent Trustees and one Interested Trustee, Martin J. Gilbert.  The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified herein, the

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designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Funds, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Funds with respect to specific matters.  The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks.  The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.  The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure.  Each Committee is comprised entirely of Independent Trustees.  The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Audit and Valuation Committee is comprised of Messrs. Malone, Miles, Porter, Rappaport, Sacks and Smith.  Mr. Porter serves as Chair of the Audit and Valuation Committee as well as the Audit and Valuation Committee Financial Expert.  The purposes of the Audit and Valuation Committee are to: (a) annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor; (b) review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence; (c) meet annually with the Trust’s independent auditor as necessary to consider, among other things, (i) the Trust’s annual audited financial statements and semi-annual financial statements, (ii) any matters of concern relating to the Trust’s financial statements; (iii) the performance of the independent auditor; and (iv) the independent auditor’s comments regarding the Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto; (d) review and discuss policies with respect to risk assessment and risk management; (e) review annually with management and the independent auditor their separate evaluations of the adequacy and effectiveness of the Trust’s system of internal controls; (f) develop, establish and periodically review procedures for the receipt, retention and treatment of complaints received by the Trust from any source regarding accounting,

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internal accounting controls, or auditing matters; (g) review and resolve any disagreements between management and the independent auditor regarding financial reporting; and (h) investigate improprieties or suspected improprieties in Trust operations and other matters within the scope of its duties, as they are presented to the Committee or brought to the attention of the Committee.  The function of the Audit and Valuation Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditor’s responsibility to plan and carry out a proper audit.  The independent auditor is ultimately accountable to the Board and the Audit and Valuation Committee, as representatives of the Trust’s shareholders.  Each of the members have a working knowledge of basic finance and accounting matters and are not interested persons of the Trust, as defined in the 1940 Act.

The purpose of the Audit and Valuation Committee is also to oversee the implementation and operation of the Trust’s Valuation and Liquidity Procedures.  The Audit and Valuation Committee has the following powers and responsibilities, among others, to: (a) review periodically the actions taken by the Adviser’s pricing committee including its determination regarding the fair value of securities for which market quotations are not readily available, not readily determinable or unreliable and the methodology for fair valuing portfolio securities; (b) recommend pricing services to the Board and periodically review the performance of pricing services; and (c) review pricing errors and the Trust’s Net Asset Value Error Correction Policy and recommend corrective action if necessary and appropriate.  The Audit and Valuation Committee met 6 times during the fiscal year ended October 31, 2019.

The Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of Messrs. Malone,  Sacks and Smith.  Mr. Malone serves as Chair of the Nominating Committee.  The Nominating Committee has the following powers and responsibilities: (1) selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for independent Trustee are recommended for selection and approval by all of the incumbent independent Trustees then serving on the Board); (2) periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (3) implementing an annual evaluation of the performance of the Board and its committees; (4) periodic review of the compensation paid to the Board; and (5) periodic review of Board governance procedures (including the Board’s effectiveness, Trustee retirement, Trustee investment in the Funds, the role of the independent trustees and committees and the relationship between the Board and management). The Nominating Committee reports to the full Board with recommendations of any appropriate changes to the Board.

The Nominating Committee will consider nominees recommended by shareholders.  When considering whether to add additional or substitute Trustees to the Board of Trustees of the Trust, the Trustees take into account any proposals for candidates that are properly submitted to the Trust’s Secretary.  Shareholders wishing to present one or more candidates for Trustee for consideration may do so by submitting a signed written request to the Trust’s Secretary at attn: Secretary, Aberdeen Funds, 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, which includes the following information: (i) name and address of shareholder and, if applicable, name of broker or record holder; (ii) number of shares owned; (iii) name of Fund(s) in which shares are owned; (iv) whether the proposed candidate(s) consent to being identified in any proxy statement utilized in connection with the election of Trustees; (v) the name and background information of the proposed candidates and (vi) a representation that the candidate or candidates are willing to provide

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additional information about themselves, including assurances as to their independence.  The Nominating Committee met 2 times during the fiscal year ended October 31, 2019.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks.  Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Trust’s investment management and business affairs, and also by the Funds’ Subadvisers, as applicable, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, Subadvisers and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models.  As part of its regular oversight of the Trust, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, Subadvisers, and the Trust’s other service providers (including the Trust’s distributor and transfer agent), the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, legal counsel to the Trust, and internal auditors, as appropriate, relating to the operations of the Trust.  The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.  The Board recognizes that it may not be possible to identify all of the risks that may affect the Trust or to develop processes and controls to eliminate or mitigate their occurrence or effects.  The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Ownership of Shares of Aberdeen Funds

As of December 31, 2019, the Trustees held shares of the Funds and of the Aberdeen Family of Investment Companies as indicated below.

INDEPENDENT TRUSTEES

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Radhika Ajmera**	None	None
P. Gerald Malone	Aberdeen China A Share Equity Fund $1 - $10,000 Aberdeen Emerging Markets Fund $1 - $10,000 Aberdeen International Equity Fund $1 - $10,000	$10,001 - $50,000
Neville J. Miles	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000
Rahn K. Porter	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000
Steven N. Rappaport

Aberdeen Global Absolute Return Strategies Fund $10,001 - $50,000
Aberdeen International Equity Fund $10,001 - $50,000
Aberdeen International Small Cap Fund $10,001 - $50,000
Aberdeen U.S. Multi-Cap Equity Fund $10,001 - $50,000

$100,001-$500,000
Peter D. Sacks

Aberdeen Emerging Markets Fund $1 - $10,000
Aberdeen Focused U.S. Equity Fund $1 - $10,000
Aberdeen Global Absolute Return Strategies Fund $1 - $10,000
Aberdeen International Equity Fund $1 - $10,000
Aberdeen U.S. Small Cap Equity Fund $10,001 - $50,000

$10,001 - $50,000
Warren C. Smith	Aberdeen Emerging Markets Fund $10,001 - $50,000	$10,001 - $50,000

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INTERESTED TRUSTEE

Name	Fund/Dollar Range of Fund Shares Owned	Aggregate Dollar Range of Shares Owned in Registered Investment Companies Overseen by Trustee in the Family of Investment Companies*
Martin Gilbert	None	None

*      As of December 31, 2019, the Family of Investment Companies consisted of the Trust, which contained 22 portfolios, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 5 portfolios); however, each Trustee did not serve on the Board of every fund in such Family of Investment Companies.  Ownership information is provided with respect to only those funds that each Trustee oversaw as of December 31, 2019.

** Ms. Ajmera joined the Board as a Trustee in February 2020.

As of January 31, 2020, the Officers and Trustees, as a group, owned of record and beneficially less than 1% of each Fund’s shares.

Compensation of Trustees

The Compensation Table below sets forth the total compensation that each Trustee received from the Trust and the Fund Complex (as defined below) for the fiscal year ended October 31, 2019.

INDEPENDENT TRUSTEES

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Radhika Ajmera**	None	None	None	$84,150
P. Gerald Malone	$104,500	None	None	$376,600
Rahn K. Porter	$106,750	None	None	$196,750
Steven N. Rappaport	$98,000	None	None	$164,000
Peter D. Sacks	$93,500	None	None	$228,150
Neville J. Miles	$95,000	None	None	$231,600
Warren C. Smith	$93,000	None	None	$93,000

INTERESTED TRUSTEE

Name of Trustee	Aggregate Compensation from the Trust	Pension Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund Complex*
Martin Gilbert	None	None	None	None

* As of October 31, 2019, the Aberdeen Fund Complex consisted of the Trust, which contained 24 portfolios, as well as Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs (consisting of 5 portfolios).

** Ms. Ajmera joined the Board as a Trustee in February 2020.

The Trust does not maintain any pension or retirement plans for the Officers or Trustees of the Trust.

Sales Loads

Class A or Class A1 shares may be sold at NAV without payment of any sales charge to Trustees and retired Trustees of the Trust and to directors, officers and employees (including

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retired directors, officers and employees and immediate family members of Aberdeen and its affiliates).  The sales load waivers are due to the nature of the investors and the reduced sales effort and expenses that are needed to obtain such investment.  See “Waiver of Class A and Class A1 Sales Charges” for more information.

Code of Ethics

Federal law requires the Trust, the Adviser and Subadvisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel.  Accordingly, each such entity has adopted a Code of Ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust).  Copies of these Codes of Ethics are on file with the SEC and are available to the public.

Proxy Voting Policies and Procedures

Regulations under the federal securities laws require the Trust, the Adviser and Subadvisers to adopt procedures for voting proxies (“Proxy Voting Policies and Procedures”) and to provide a summary of those Proxy Voting Policies and Procedures used to vote the securities held by the Funds.  The Trust has adopted proxy voting policies and procedures that delegate the responsibility for proxy voting to the Adviser and Subadvisers, as applicable. The Adviser and Subadvisers have adopted proxy voting policies and procedures, which have been reviewed and approved by the Funds’ Board, to ensure the proper and timely voting of the proxies on behalf of the Funds. Moreover, the Adviser will assist the Funds in the preparation of the Funds’ complete proxy voting record on Form N-PX for the twelve-month period ended June 30, which must be filed with the SEC by no later than August 31 of each year. Any material changes to the proxy voting policies and procedures of the Funds or the Adviser and Subadvisers will be submitted to the Board for approval or review, as the case may be. For additional information, please see the summary of the Adviser’s and Subadvisers’ proxy voting policies and procedures attached hereto as Appendix C.

Information about how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available after August 31 of the relevant year (1) without charge, upon request, by calling 866-667-9231 and (2) on the SEC’s website at http://www.sec.gov.

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INVESTMENT ADVISORY AND OTHER SERVICES

Trust Expenses

The Trust pays the compensation of the Trustees who are not employees of Aberdeen Standard, or its affiliates, and all expenses (other than those assumed by the Adviser), including governmental fees, interest charges, taxes, membership dues in the Investment Company Institute allocable to the Trust; investment advisory fees and any Rule 12b-1 fees; fees under the Trust’s Fund Administration and Transfer Agency Agreements, which includes the expenses of calculating the Funds’ NAVs; fees and expenses of independent certified public accountants and legal counsel to the Trust and to the independent Trustees; expenses of preparing, printing, and mailing shareholder reports, notices, proxy statements, and reports to governmental offices and commissions; expenses connected with the execution, recording, and settlement of portfolio security transactions; short sale dividend expenses; insurance premiums; administrative services fees under an Administrative Services Plan; fees and expenses of the custodian for all services to the Trust; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Trust.  The Adviser may, from time to time, agree to voluntarily or contractually waive advisory fees, and if necessary reimburse expenses, in order to limit total operating expenses for each Fund and/or classes, as described below.

Investment Adviser and Subadvisers

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Trustees.

Except as described below, the Adviser manages the day-to-day investments of the assets of the Funds.  For certain Funds, the Adviser also provides investment management evaluation services in initially selecting and monitoring on an ongoing basis the performance of one or more Subadvisers who manage the investment portfolio of a particular Fund.  The Adviser is also authorized to select and place portfolio investments on behalf of such subadvised Funds; however, the Adviser does not intend to do so as a routine matter at this time.

Certain of the Funds are subadvised by Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Standard Investments (Asia) Limited (“ASIAL”), affiliates of the Adviser.  The Adviser and Subadvisers are each wholly-owned subsidiaries of Aberdeen Asset Management PLC (“Aberdeen PLC”).  Aberdeen PLC, its affiliates and subsidiaries are referred to herein as the “Aberdeen Group”.  As of August 14, 2017, Aberdeen PLC became a direct subsidiary of Standard Life plc as a result of a merger of the two companies. The combined company changed its name to Standard Life Aberdeen plc and manages or administers approximately $669.1 billion in assets as of June 30, 2019.  Standard Life Aberdeen plc and its affiliates provide asset management and investment solutions for clients and customers worldwide and have a strong position in the pensions and savings market.

In rendering investment advisory services, the Adviser, ASIAL and AAML may use the resources of investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Funds, as associated

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persons of the Adviser or Subadvisers.  No remuneration is paid by the Funds with respect to the memorandum of understanding/personnel sharing arrangements.

The following Funds are subadvised:

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China A Share Equity Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Fund

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Global Absolute Return Strategies Fund

Aberdeen International Equity Fund

Aberdeen International Real Estate Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Realty Income & Growth Fund

Aberdeen Standard Investments Inc.

Aberdeen pays the compensation of the officers of the Trust employed by Aberdeen.  Aberdeen also furnishes, at its own expense, all necessary administrative services, office space, equipment, and clerical personnel for servicing the investments of the Trust and maintaining its investment advisory facilities, and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust.  In addition, Aberdeen pays, out of its legitimate profits, broker-dealers, trust companies, transfer agents and other financial institutions in exchange for their selling of shares of the Trust’s series or for recordkeeping or other shareholder related services.

The Investment Advisory Agreement also specifically provides that Aberdeen, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.  The Agreement continues in effect for an initial period of no more than two years, and thereafter shall continue automatically for successive annual periods provided such continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons of any such party.  The Agreement terminates automatically in the event of its “assignment,” as defined under the 1940 Act.  It may be terminated as to a Fund without penalty by vote of a majority of the outstanding voting securities of that Fund, or by either party, on not less than 60 days’ written notice.  The Agreement further provides that Aberdeen may render similar services to others.

Aberdeen Standard, located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, is indirectly owned by Standard Life Aberdeen plc.  Martin Gilbert, Trustee of the Trust, is the Vice Chairman of Standard Life Aberdeen plc and Chairman of Aberdeen Standard Investments.

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For services provided under the Investment Advisory Agreement, Aberdeen receives an annual fee paid monthly based on average daily net assets of the applicable Fund according to the following schedule:

Fund	Asset	Investment Advisory Fee
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	All Assets	1.00%
Aberdeen China A Share Equity Fund*	$0 up to $500 million	0.85%
	$500 million up to $2 billion	0.80%
	$2 billion and more	0.75%
Aberdeen Diversified Alternatives Fund	All Assets	0.15%
Aberdeen Diversified Income Fund	All Assets	0.15%
Aberdeen Dynamic Allocation Fund	All Assets	0.15%
Aberdeen Dynamic Dividend Fund	$0 up to $250 million	1.00%
	$250 million and more	0.95%
Aberdeen Emerging Markets Debt Fund	$0 up to $500 million	0.60%
	$500 million and more	0.55%
Aberdeen Emerging Markets Fund	All Assets	0.90%
Aberdeen Focused U.S. Equity Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%
Aberdeen Global Equity Fund	$0 up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	$2 billion and more	0.80%
Aberdeen Global Infrastructure Fund**	$0 up to $250 million	0.85%
	$250 million up to $750 million	0.80%
	$750 million up to $1 billion	0.75%
	$1 billion and more	0.65%
Aberdeen Global Absolute Return Strategies Fund	$0 up to $500 million	0.60%
	$500 million up to $1 billion	0.55%
	$1 billion and more	0.50%
Aberdeen Intermediate Municipal Income Fund	$0 up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	$1 billion and more	0.355%
Aberdeen International Equity Fund	All Assets	0.80%
Aberdeen International Real Estate Equity Fund	All Assets	1.00%
Aberdeen International Small Cap Fund***	$0 up to $100 million	0.85%
	$100 million or more	0.75%
Aberdeen Realty Income & Growth Fund	$0 up to $250 million	1.00%
	$250 million up to $750 million	0.95%
	$750 million up to $1 billion	0.90%
	$1 billion and more	0.80%
Aberdeen Short Duration High Yield Municipal Fund	$0 up to $250 million	0.65%
	$250 million and more	0.60%
Aberdeen Ultra Short Municipal Income Fund	$0 up to $2.5 billion	0.50%
	$2.5 billion and more	0.45%
Aberdeen U.S. Mid Cap Equity Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%
Aberdeen U.S. Multi-Cap Equity Fund	$0 up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	$2 billion and more	0.65%
Aberdeen U.S. Small Cap Equity Fund	$0 up to $100 million	0.95%
	$100 million or more	0.80%

150

*                 The management fee rate for the Fund became effective June 13, 2019. Prior to June 13, 2019, the management fee rate for the Fund was 1.25% on assets up to $500 million, 1.20% on assets of $500 million up to $2 billion and 1.15% on assets in excess of $2 billion.

**          The management fee rate for the Fund became effective February 28, 2020. Prior to February 28, 2020, the management fee rate for the Fund was 0.85% on assets up to $250 million, 0.80% on assets of $250 million up to $750 million, 0.75% on assets of $750 million up to $1 billion and 0.70% on assets in excess of $1 billion.

***   The management fee rate for the Fund became effective February 28, 2020. Prior to February 28, 2020, the management fee rate for the Fund was 1.00% on assets up to $100 million and 0.90% on assets in excess of $100 million.

Limitation of Fund Expenses

In the interest of limiting the expenses of the Funds, Aberdeen Standard may from time to time waive some or all of its investment advisory fee or reimburse other fees for any of the Funds.  In this regard, Aberdeen Standard has entered into a written expense limitation agreements with the Trust on behalf of the Funds.  Pursuant to the expense limitation agreements, Aberdeen Standard has agreed to waive or limit its fees and to assume other expenses to the extent necessary, subject to certain exclusions, to limit the total annual operating expenses of each Class of each such Fund to the limits described below.  With respect to the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes interest, brokerage commissions, Acquired Fund Fees and Expenses and extraordinary expenses. For all other Funds of the Trust, this limit excludes certain Fund expenses, including any taxes, interest, brokerage fees, short sale dividend expenses, Acquired Fund Fees and Expenses, 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses for a Fund. Please note that the waiver of fees will cause the total return and yield of a Fund to be higher than they would otherwise be in the absence of such a waiver.

Aberdeen Standard may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the expense limitation agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. No reimbursement will be made unless: (i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth below; and (ii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the expense limitation agreement that were in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the expense limitation agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

ASII has agreed contractually to waive, through February 28, 2021, advisory fees and, if necessary, reimburse expenses in order to limit total annual fund operating expenses of the Trust, excluding certain expenses as described above, as follows:

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Name of Fund/Class	2020 Expense Limitation*
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	1.25%
Aberdeen China A Share Equity Fund(1)	0.99%
Aberdeen Diversified Alternatives Fund	0.25%
Aberdeen Diversified Income Fund	0.25%
Aberdeen Dynamic Allocation Fund	0.25%
Aberdeen Dynamic Dividend Fund
Institutional Class	1.25%
Class A	1.50%
Aberdeen Emerging Markets Debt Fund	0.65%
Aberdeen Emerging Markets Fund	1.10%
Aberdeen Focused U.S. Equity Fund	0.90%
Aberdeen Global Equity Fund	1.19%
Aberdeen Global Infrastructure Fund(2)
Institutional Class	0.99%
Class A	1.24%
Aberdeen Global Absolute Return Strategies Fund(3)	0.65%
Aberdeen Intermediate Municipal Income Fund	0.50%
Aberdeen International Equity Fund	1.10%
Aberdeen International Real Estate Equity Fund
Institutional Class	1.37%
Class A	1.62%
Aberdeen International Small Cap Fund(4)	0.99%
Aberdeen Realty Income & Growth Fund
Institutional Class	1.00%
Class A	1.25%
Aberdeen Short Duration High Yield Municipal Fund
Institutional Class	0.65%
Class A	0.90%
Aberdeen Ultra Short Municipal Income Fund
Institutional Class	0.45%
Class A	0.70%
Aberdeen U.S. Mid Cap Equity Fund	1.00%
Aberdeen U.S. Multi-Cap Equity Fund	0.90%
Aberdeen U.S. Small Cap Equity Fund(5)	0.99%

* The Expense Limitation is effective as of February 28, 2020 and may not be terminated before February 28, 2021 without the approval of the Independent Trustees.

(1) Prior to May 1, 2019, the Expense Limitation was 1.62%.

(2) Prior to February 28, 2020, the Expense Limitation was 1.20% for the Institutional Class and 1.45% for Class A.

(3) Prior to November 15, 2019, the Expense Limitation was 0.85%.

(4) Prior to February 28, 2020, the Expense Limitation was 1.15%.

(5) Prior to February 28, 2020, the Expense Limitation was 1.15%.

Predecessor Adviser

As explained in the “General Information” section of this SAI, the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund acquired the assets and liabilities of the Alpine Dynamic Dividend Fund, Alpine Global Infrastructure Fund, Alpine International Real Estate Equity Fund, Alpine Rising Dividend Fund, Alpine Realty Income & Growth Fund, Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund, respectively, through a reorganization.  Prior to the reorganization, investment advisory services for the Alpine Predecessor Funds were provided by their investment adviser (the “Alpine Adviser”), which is not affiliated with the Adviser. The Alpine Predecessor Funds were obligated to pay the Alpine Adviser a monthly fee based on average daily net assets of

152

the relevant Alpine Predecessor Fund.  The contractual advisory fees paid by each Alpine Predecessor Fund to the Alpine Adviser are shown in the following schedule:

Fund	Asset	Investment Advisory Fee
Aberdeen Dynamic Dividend Fund	On assets up to $250 million	1.00%
	On assets of $250 million and more	0.95%
Aberdeen Global Infrastructure Fund	On assets up to $250 million	1.00%
	On assets of $250 million up to $750 million	0.95%
	On assets of $750 million up to $1 billion	0.90%
	On assets of $1 billion and more	0.80%
Aberdeen International Real Estate Equity Fund	On all assets	1.00%
Aberdeen Realty Income & Growth Fund	On assets up to $250 million	1.00%
	On assets of $250 million up to $750 million	0.95%
	On assets of $750 million up to $1 billion	0.90%
	On assets of $1 billion and more	0.80%
Aberdeen Short Duration High Yield Municipal Fund	$0 up to $250 million	0.65%
	$250 million and more	0.60%
Aberdeen Ultra Short Municipal Income Fund	$0 up to $2.5 billion	0.50%
	$2.5 billion and more	0.45%

153

Investment Advisory Fees

The table below shows the investment advisory fees paid by each Fund to the Adviser (which includes amounts paid by the Adviser to the affiliated Subadviser(s), as applicable) and the fees waived, if any, by the Adviser for the fiscal years ended October 31, 2019, 2018 and 2017 (or for the life of the Fund if shorter).  Advisory fee information for the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund for periods prior to May 4, 2018 reflects fees paid by the Alpine Predecessor Fund to the Alpine Adviser and fees waived by the Alpine Adviser.

	Year Ended October 31, 2019			Year Ended October 31, 2018			Year Ended October 31, 2017
Fund	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived	Fees Paid	Fees Waived	Recoupment of Prior Fees Waived
Asia-Pacific (ex-Japan) Equity Fund	$77,610	$207,677	$0	$107,348	$178,193	$0	$117,792	$230,842	$0
China A Fund(1)	$128,814	$190,906	$0	$169,359	$147,796	$0	$163,030	$144,211	$0
Diversified Alternatives Fund	$44,161	$173,291	$0	$52,151	$180,434	$0	$71,016	$202,256	$0
Diversified Income Fund	$20,267	$156,654	$0	$25,429	$146,502	$0	$28,028	$155,750	$0
Dynamic Allocation Fund	$17,252	$156,243	$0	$20,621	$146,489	$0	$25,522	$159,325	$0
Dynamic Dividend Fund(2)	$1,341,951	$110,958	$0	$1,607,293	$117,539	$0	$1,596,140	$59,941	$0
Emerging Markets Debt Fund(3)	$218,226	$206,464	$0	$184,864	$164,344	$0	$156,639	$176,930	$0
Emerging Markets Fund	$49,235,726	$2,912,999	$0	$72,894,250	$3,091,591	$0	$75,066,418	$2,698,121	$0
Focused U.S. Equity Fund(4)	$147,293	$175,904	$0	$160,710	$159,543	$0	$486,377	$144,234	$0
Global Equity Fund	$292,102	$177,160	$0	$357,211	$159,483	$0	$771,657	$110,176	$0
Global Infrastructure Fund(2), (5)	$1,001,251	$115,230	$0	$1,251,778	$149,744	$0	$1,435,964	$172,165	$0
GARS® Fund(9)	82,510	260,488	$0	$82,895	$236,240	$0	$92,029	$246,045	$0
Intermediate Municipal Income Fund(10)	$305,600	$288,577	$0	$326,167	$222,152	$0	$364,404	$143,650	$0
International Equity Fund	$2,045,382	$25,257	$0	$4,192,750	$217	$0	$3,920,621	$11,298	$0
International Real Estate Equity Fund(2)	$912,746	$30,943	$0	$1,176,451	$11,346	$0	$1,117,211	$21,483	$0
International Small Cap Fund(6), (7)	$852,415	$302,551	$0	$836,926	$279,762	$0	$933,092	$338,671	$0
Realty Income & Growth Fund(2)	$792,226	$287,856	$0	$965,941	$337,200	$0	$1,112,338	$213,246	$0
Short Duration High Yield Municipal Fund(2)	$1,461,029	$557,879	$0	$1,459,459	$484,846	$0	$1,302,450	$381,767	$0
Ultra Short Municipal Income Fund(2)	$4,733,695	$2,481,831	$0	$5,024,797	$2,225,883	$0	$5,399,477	$2,342,579	$0
U.S. Mid Cap Equity Fund(8)	$12,350	$149,005	$0	$11,537	$138,037	$0	$9,489	$137,558	$0
U.S. Multi-Cap Equity Fund	$2,664,122	$284,126	$0	$2,802,705	$244,458	$0	$2,680,764	$250,349	$0
U.S. Small Cap Equity Fund	$9,683,262	$0	$0	$15,063,789	$0	$0	$14,401,746	$0	157,239

(1)        Prior to May 1, 2019, the management fee rate for the Fund was 1.25% on assets up to $500 million, 1.20% on assets of $500 million up to $2 billion and 1.15% on assets in excess of $2 billion and the expense limitation in effect with respect to the Fund was 1.62%. Effective May 1, 2019, the Fund’s expense limitation was lowered to 0.99%.

(2)        As explained in the “General Information” section of this SAI, these Funds were created as part of the reorganizations of the Alpine Predecessor Funds into newly created series of the Trust.  Prior to the reorganizations, investment advisory services for the Alpine Predecessor Funds were provided by the Alpine Adviser that is not affiliated with the Fund’s current Adviser or Subadviser. The Alpine Predecessor Funds were obligated to pay a monthly fee based on average daily net assets of the applicable Alpine Predecessor Fund.

154

(3)        Prior to December 14, 2018, the management fee rate for the Fund was 0.75% on assets up to $500 million and 0.70% on assets in excess of $500 million and the expense limitation in effect with respect to the Fund was 0.90%. Effective December 14, 2019, the Fund’s expense limitation was lowered to 0.65%.

(4)        Prior to the change in the Fund’s name, strategy and fee structure on November 15, 2017, the management fee rate for the Fund was 1.15% on assets up to $1 billion and 1.00% on assets in excess of $1 billion and the expense limitation in effect with respect to the Fund was 1.40%. Effective November 15, 2017, the Fund’s expense limitation was lowered to 0.90%.

(5)        The fees paid for the fiscal year ended October 31, 2019 reflect the management fee rate that was in effect for the Fund prior to the change in the management fee rate and expense limitation on February 28, 2020. The prior management fee rate for the Fund was 1.00% on assets up to $250 million, 0.95% on assets of $250 million up to $750 million, 0.90% on assets of $750 million up to $1 billion and 0.80% on assets in excess of $1 billion and the expense limitation in effect with respect to the Fund was 0.99% for Institutional Class and 1.24% for Class A. Effective February 28, 2020, the Fund’s expense limitation was lowered to 0.99% for Institutional Class and 1.45% for Class A.

(6)        Prior to February 28, 2018, the management fee in effect for the Fund was 1.25% on assets up to $100 million and 1.00% on assets in excess of $100 million and the expense limitation in effect with respect to the Fund was 1.30%. Effective February 28, 2018, the Fund’s expense limitation was lowered to 1.15%.

(7)        The fees paid for the fiscal year ended October 31, 2019 reflect the management fee rate that was in effect for the Fund prior to the change in the management fee rate and expense limitation on February 28, 2020. The prior management fee rate for the Fund was 1.00% on assets up to $100 million and 0.90% on assets in excess of $100 million and the expense limitation in effect with respect to the Fund was 1.15%. Effective February 28, 2020, the Fund’s expense limitation was lowered to 0.99%.

(8)        The U.S. Mid Cap Equity Fund commenced operations on February 29, 2016.

(9)        The expense limitation in effect with respect to the Fund was 0.85%. Effective November 15, 2019, the Fund’s expense limitation was lowered to 0.65%.

(10)   The expense limitation in effect with respect to the Fund was 0.62%. Effective February 28, 2018, the Fund’s expense limitation was lowered to 0.50%.

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Subadvisers

The Subadvisers for certain of the Funds advised by the Adviser are as follows:

FUND	SUBADVISER
Aberdeen Asia-Pacific (Ex-Japan) Equity Fund	Aberdeen Standard Investments (Asia) Limited (“ASIAL”)
Aberdeen China A Share Equity Fund	ASIAL
Aberdeen Dynamic Dividend Fund	Aberdeen Asset Managers Limited (“AAML”)
Aberdeen Emerging Markets Debt Fund	AAML
Aberdeen Emerging Markets Fund	AAML and ASIAL
Aberdeen Global Equity Fund	AAML
Aberdeen Global Infrastructure Fund	AAML
Aberdeen Global Absolute Return Strategies Fund	AAML
Aberdeen International Equity Fund	AAML
Aberdeen International Real Estate Equity Fund	AAML
Aberdeen International Small Cap Fund	AAML
Aberdeen Realty Income & Growth Fund	AAML

AAML, a Scottish Company, and ASIAL, a Singapore corporation, each serve as Subadviser to the Funds listed in the chart above.  AAML and ASIAL are both affiliates of the Adviser.  AAML’s registered office is located at 10 Queen’s Terrace, Aberdeen, Scotland AB10 1YG.  ASIAL is located at 21 Church Street, #01-01 Capital Square Two, Singapore 049480.

Under the subadvisory agreements among the Trust, the Adviser and each Subadviser, and subject to the supervision of the Adviser and the Trustees, each of the Subadvisers manages the assets of the Fund listed above in accordance with the Fund’s investment objectives and policies.  Each Subadviser makes investment decisions for the Fund and in connection with such investment decisions places purchase and sell orders for securities.

Subadvisory Fees

The subadvisory fees for subadvised Funds are paid by the Adviser from the management fee it receives.  For the investment management services they provide to the Funds, the Subadvisers are entitled to the percentage of the advisory fee received after fee waivers and expense reimbursements, if any, by the Adviser as detailed below:

	SUBADVISORY FEE
FUND	ASIAL	AAML
Asia Pacific (Ex-Japan) Equity Fund	90%	N/A
China A Share Equity Fund	90%	N/A
Dynamic Dividend Fund	N/A	90%
Emerging Markets Debt Fund	N/A	90%
Emerging Markets Fund	45%	45%
Global Equity Fund	N/A	90%
Global Infrastructure Fund	N/A	90%
Global Absolute Return Strategies Fund	N/A	90%
International Equity Fund	N/A	90%
International Real Estate Equity Fund	N/A	90%
International Small Cap Fund	N/A	90%
Realty Income & Growth Fund	N/A	10%

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Multi-Manager Structure

On September 22, 2008, the Adviser and the Trust received an exemptive order from the SEC for a multi-manager structure which allows the Adviser, subject to the approval of the Board of Trustees, to hire, replace or terminate unaffiliated subadvisers without the approval of shareholders. The order also allows the Adviser to revise a subadvisory agreement with an unaffiliated subadviser without shareholder approval.  If a new unaffiliated subadviser is hired, the change would be communicated to shareholders within 90 days of such change, and all changes would be approved by the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or the Adviser.  The multi-manager structure is intended to facilitate the efficient operation of the Funds and afford the Trust increased management flexibility.

The Adviser provides investment management evaluation services to the Funds principally by performing initial due diligence on prospective subadvisers for the Fund and thereafter monitoring the performance of the subadviser through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with the subadviser.  The Adviser has responsibility for communicating performance expectations and evaluations to the subadviser and ultimately recommending to the Trust’s Board of Trustees whether the subadviser’s contract should be renewed, modified or terminated; however, the Adviser does not expect to recommend frequent changes of subadvisers.  The Adviser will regularly provide written reports to the Trust’s Board of Trustees regarding the results of its evaluation and monitoring functions.  Although the Adviser will monitor the performance of the subadvisers, there is no certainty that the subadviser or the Funds will obtain favorable results at any given time. The Adviser does not currently rely on the manager of managers order with respect to its management of the Funds.

Portfolio Managers

Appendix A contains the following information regarding the portfolio managers identified in the Funds’ Prospectus: (i) a description of the portfolio manager’s compensation structure and (ii) information regarding other accounts managed by the portfolio manager and potential conflicts of interest that might arise from the management of multiple accounts.  Information relating to each portfolio manager’s ownership in the Funds contained in this SAI that he or she manages, as part of the team, as of October 31, 2019, is set forth in the chart below.

Portfolio Manager	Portfolio Managed	Dollar Range of Portfolio Shares Owned
Ralph Bassett	Focused U.S. Equity Fund	None
	U.S. Mid Cap Equity Fund	None
	U.S. Multi-Cap Equity Fund	None
	U.S. Small Cap Equity Fund	$100,001-$500,000
Jason Kotik	Focused U.S. Equity Fund	None
	U.S. Mid Cap Equity Fund	None
	U.S. Small Cap Equity Fund	$100,001-$500,000
Fran Radano	Focused U.S. Equity Fund	None
	U.S. Mid Cap Equity Fund	None
	U.S. Small Cap Equity Fund	None
Qie Zhang	U.S. Mid Cap Equity Fund	$0-$10,000
Tim Skiendzielewski	U.S. Small Cap Equity Fund	$100,001-$500,000
Virgilio Aquino	U.S. Multi-Cap Equity Fund	None
Samantha Brownlee	U.S. Multi-Cap Equity Fund	None

157

Dominic Byrne	Dynamic Dividend Fund	None
	Global Equity Fund	None
	Global Infrastructure Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Bruce Stout	Dynamic Dividend Fund	None
	Global Equity Fund	None
	Global Infrastructure Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Samantha Fitzpatrick	Global Equity Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Jamie Cumming	Dynamic Dividend Fund	None
	Global Equity Fund	None
	Global Infrastructure Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Martin Connaghan	Dynamic Dividend Fund	None
	Global Equity Fund	None
	Global Infrastructure Fund	None
	International Equity Fund	None
	International Small Cap Fund	None
Joshua Duitz	Dynamic Dividend Fund	None
	Global Infrastructure Fund	$100,001-$500,000
Hugh Young	Asia Pacific (ex-Japan) Equity Fund	None
	China A Fund	None
	Emerging Markets Fund	None
Flavia Cheong	Asia Pacific (ex-Japan) Equity Fund	None
	China A Fund	None
	Emerging Markets Fund	None
Pruksa Iamthongthong	Asia Pacific (ex-Japan) Equity Fund	None
Kristy Fong	Asia Pacific (ex-Japan) Equity Fund	None
James Thom	Asia Pacific (ex-Japan) Equity Fund	None
Nicholas Yeo	China A Fund	None
Nicholas Chui	China A Fund	None
Elizabeth Kwik	China A Fund	None
Neil Richardson	GARS® Fund	None
Katy Forbes	GARS® Fund	None
Adam Rudd	GARS® Fund	None
Scott Smith	GARS® Fund	None
David Sol	GARS® Fund	None
Jonathan Mondillo	Intermediate Municipal Income Fund	None
	Short Duration High Yield Municipal Fund	None
	Ultra Short Municipal Income Fund	None
Lesya Paisley	Intermediate Municipal Income Fund	None
	Short Duration High Yield Municipal Fund	None
	Ultra Short Municipal Income Fund	None
Mark Taylor	Intermediate Municipal Income Fund	None
	Short Duration High Yield Municipal Fund	None
	Ultra Short Municipal Income Fund	None
Devan Kaloo	Emerging Markets Fund	None
Joanne Irvine	Emerging Markets Fund	None
Mark Gordon-James	Emerging Markets Fund	None
Brett Diment	Emerging Markets Debt Fund	None
Edwin Gutierrez	Emerging Markets Debt Fund	$10,001-$50,000
Viktor Szabó	Emerging Markets Debt Fund	None
Andrew Stanners	Emerging Markets Debt Fund	None
Kevin Daly	Emerging Markets Debt Fund	None

158

Kevin Lyons	Diversified Alternatives Fund	None
Russell Barlow	Diversified Alternatives Fund	None
Robert Minter	Diversified Alternatives Fund	None
	Diversified Income Fund	None
	Dynamic Allocation Fund	None
Darren Wolf	Diversified Alternatives Fund	None
Richard Dunbar	Diversified Income Fund	None
	Dynamic Allocation Fund	None
Karolina Noculak	Diversified Income Fund	None
	Dynamic Allocation Fund	None
Toshio Tangiku	International Real Estate Equity Fund	None
Jon Stewart	International Real Estate Equity Fund	None
Jay Carlington	Realty Income & Growth Fund	None
Svitlana Gubriy	International Real Estate Equity Fund	None
	Realty Income & Growth Fund	None
Bill Pekowitz	Realty Income & Growth Fund	None

Distributor

The Trust and Aberdeen Fund Distributors LLC (the “distributor” or “AFD”) have entered into a distribution agreement whereby AFD will act as principal underwriter for the Trust’s shares.  The principal business address of AFD is 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. AFD is affiliated with the Funds’ Adviser.

Under the distribution agreement, the distributor must use reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust.  The distributor has no obligation to sell any specific quantity of Fund shares.  Unless otherwise terminated, the distribution agreement has an initial term of two years and thereafter will remain in effect from year to year for successive annual periods if approved at least annually by (i) the Trust’s Board of Trustees or by the vote of a majority of the outstanding shares of that Fund, and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the distribution agreement or interested persons (as defined in the 1940 Act) of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.  The distribution agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

The distributor may enter into arrangements with various financial institutions through which a shareholder may purchase or redeem shares.  The distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution of shares of the Funds.  If applicable to a class of the Trust’s Shares as described below, the distributor may receive distribution fees from certain of the Funds as authorized by the Distribution and Service Plan described below.

The distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).

The distributor reallows to Financial Industry Regulatory Authority registered dealers: 5.00% of sales charges on Class A shares of the Funds that have a maximum front-end sales charge of 5.75%; 2.50% of sales charges on Class A shares of the Emerging Markets Debt Fund and Global Absolute Return Strategies Fund; 2.00% of sales charges on Class A shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund; 0.50% of sales charges on Class A shares of the Ultra Short Municipal Income Fund; 0.50% of sales charges

159

on Class A1 shares of the Ultra Short Municipal Income Fund; and 1.00% on Class C shares of the Funds.

Predecessor Distributor

As explained in the “General Information” section of this SAI, each of the Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund acquired the assets and liabilities of the Alpine Dynamic Dividend Fund, Alpine Global Infrastructure Fund, Alpine International Real Estate Equity Fund, Alpine Rising Dividend Fund, Alpine Realty Income & Growth Fund, Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund, respectively, through a reorganization.  Prior to the reorganization date of May 4, 2018, the Alpine Predecessor Funds had a different distributor (the “Alpine Distributor”) that is not affiliated with AFD or the Adviser.

Distributor Fees

All Funds except Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund

The information presented below for the fiscal years ended October 31, 2019, 2018 and 2017 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Funds, all of which is retained by AFD.

Fund	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Asia-Pacific (ex-Japan) Equity Fund	$344	$1,206	$553
China A Fund	$13,570	$272	$275
Diversified Alternatives Fund	$287	$78	$862
Diversified Income Fund	$4,894	$546	$2,523
Dynamic Allocation Fund	$2,003	$142	$402
Emerging Markets Debt Fund	$59	$0	$5
Emerging Markets Fund	$22,793	$13,578	$14,048
Focused U.S. Equity Fund	$3,008	$873	$0
Global Equity Fund	$1,496	$455	$1,186
GARS® Fund	$26	$29	$7
Intermediate Municipal Income Fund	$2,949	$1,036	$409
International Equity Fund	$944	$1,269	$1,116
International Small Cap Fund	$8,948	$2,977	$398
U.S. Mid Cap Equity Fund	$58	$145	$0
U.S. Multi-Cap Equity Fund	$20,176	$3,246	$3,601
U.S. Small Cap Equity Fund	$88,354	$41,651	$113,495

AFD also received the proceeds of contingent deferred sales charges imposed on certain redemptions of Class C shares (and certain Class A shares).  The tables below reflect contingent deferred sales charges paid to AFD on redemptions of the Funds’ shares for the fiscal year ended October 31, 2019.

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Fund	Year Ended October 31, 2019
Asia-Pacific (ex-Japan) Equity Fund	$135
China A Fund	$0
Diversified Alternatives Fund	$40
Diversified Income Fund	$97
Dynamic Allocation Fund	$5
Emerging Markets Debt Fund	$—
Emerging Markets Fund	$4,983
Focused U.S. Equity Fund	$1,031
Global Equity Fund	$42
GARS® Fund	$6,632
Intermediate Municipal Income Fund	$—
International Equity Fund	$649
International Small Cap Fund	$350
U.S. Mid Cap Equity Fund	$—
U.S. Multi-Cap Equity Fund	$—
U.S. Small Cap Equity Fund	$5,929

Dynamic Dividend Fund, Global Infrastructure Fund, International Real Estate Equity Fund, Realty Income & Growth Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund

The information presented below for the fiscal year ended October 31, 2019 and the period after May 4, 2018 to October 31, 2018 reflects the amounts received in underwriting commissions from a portion of the front end sales charge of certain classes of the Funds, all of which is retained by AFD.

Fund	Period	Gross Sales Charges Collected
Dynamic Dividend Fund	Year Ended October 31, 2019	$3,311
	Period after May 4, 2018 to October 31, 2018	$1,528
Global Infrastructure Fund	Year Ended October 31, 2019	$2,414
	Period after May 4, 2018 to October 31, 2018	$710
International Real Estate Equity Fund	Year Ended October 31, 2019	$6
	Period after May 4, 2018 to October 31, 2018	$0
Realty Income & Growth Fund	Year Ended October 31, 2019	$2,416
	Period after May 4, 2018 to October 31, 2018	$1,419
Short Duration High Yield Municipal Fund	Year Ended October 31, 2019	$1,845
	Period after May 4, 2018 to October 31, 2018	$2,465
Ultra Short Municipal Income Fund	Year Ended October 31, 2019	$-223
	Period after May 4, 2018 to October 31, 2018	$-72

As of the period from November 1, 2017 to May 4, 2018 and the fiscal year ended October 31, 2017, the Alpine Distributor received the following sales charges from investors on sales of each Alpine Predecessor Fund’s Class A shares:

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Fund	Period	Gross Sales Charges Collected	Underwriting Commissions retained by Alpine Distributor
Dynamic Dividend Fund	Period from November 1, 2017 to May 4, 2018	$16,694	$1,636
	Year Ended October 31, 2017	$14,810	$2,089
Global Infrastructure Fund	Period from November 1, 2017 to May 4, 2018	$17,100	$1,684
	Year Ended October 31, 2017	$74,499	$10,447
International Real Estate Equity Fund	Period from November 1, 2017 to May 4, 2018	$0	$0
	Year Ended October 31, 2017	$0	$0
Realty Income & Growth Fund	Period from November 1, 2017 to May 4, 2018	$689	$64
	Year Ended October 31, 2017	$1,796	$188
Short Duration High Yield Municipal Fund	Period from November 1, 2017 to May 4, 2018	$22,514	$1,208
	Year Ended October 31, 2017	$60,438	$2,618
Ultra Short Municipal Income Fund	Period from November 1, 2017 to May 4, 2018	$10,257	$0
	Year Ended October 31, 2017	$3,021	$-42

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares.  The Plan permits the Funds to compensate the Funds’ distributor for expenses associated with the distribution of certain classes of shares of the Funds.  Although actual distribution expenses may be more or less, under the Plan the Funds pay the distributor an annual fee in an amount that will not exceed the following amounts:

•                  0.25% of the average daily net assets of Class A shares of each applicable Fund (distribution or service fees);

•                  0.25% of the average daily net assets of Class A1 shares of each applicable Fund (distribution or service fees);

•                  1.00% of the average daily net assets of Class C shares of each applicable Fund (0.25% service fee); and

•                  0.50% of the average daily net assets of the Class R Shares of each applicable Fund (0.25% of which may be a distribution fee and 0.25% of which may be a service fee).

As required by Rule 12b-1, the Plan was approved by the Board of Trustees, including a majority of the Trustees who have no direct or indirect financial interest in the operation of the Plan (the “Plan Trustees”).  The Plan was approved for the Funds by the Board of Trustees, and may be amended from time to time upon approval by vote of a majority of the Trustees, including a majority of the Plan Trustees, cast in person at a meeting called for that purpose.  The Plan may be terminated as to a Class of a Fund by vote of a majority of the Plan Trustees, or by vote of a majority of the outstanding shares of that Class.  Any change in the Plan that would materially increase the distribution cost to a Class requires shareholder approval.  The Trustees will review, quarterly, a written report of such costs and the purposes for which such costs have been incurred.  The Plan may be amended by vote of the Trustees, including a majority of the Plan Trustees, cast in person at a meeting called for that purpose.  For so long as the Plan is in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.  All agreements with any person relating to the implementation of the Plan may be terminated at any time on 60 days’ written notice without payment of any penalty, by vote of a majority of the Plan Trustees or by a vote of the majority of the

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outstanding shares of the applicable Class.  The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Plan Trustees, and (ii) by a vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose.  The Board of Trustees has a duty to request and evaluate such information as may be reasonably necessary for them to make an informed determination of whether the Plan should be implemented or continued.  In addition the Trustees in approving the Plan as to a Fund must determine that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.

The Board of Trustees of the Trust believes that the Plan is in the best interests of the Funds since it encourages Fund growth and maintenance of Fund assets.  As the Funds grow in size, certain expenses, and therefore total expenses per share, may be reduced and overall performance per share may be improved.

The distributor will enter into, from time to time, agreements with selected dealers pursuant to which such dealers will provide certain services in connection with the distribution and shareholder servicing of a Fund’s shares including, but not limited to, those discussed above.  The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Predecessor Distribution Plan

The Alpine Predecessor Funds adopted a distribution plan (the “Predecessor Distribution Plan”) under Rule 12b-1 of the 1940 Act with respect to Class A shares.  The Predecessor Distribution Plan permitted the Alpine Predecessor Funds to compensate the Predecessor Distributor for expenses associated with the distribution of Class A shares of the Alpine Predecessor Funds.  Although actual distribution expenses may have been more or less, under the Predecessor Distribution Plan the Alpine Predecessor Funds paid the Alpine Distributor an annual fee not to exceed 0.25% of the average daily net assets of Class A shares of the Alpine Predecessor Funds.

Distribution Plan Fees

During the fiscal year ended October 31, 2019, AFD earned the following distribution fees under the Plan for the Funds:

Fund	Class A	Class C	Class R
Asia-Pacific (ex-Japan) Equity Fund	$2,187	$452	$66
China A Fund	$18,402	$11,371	$11,068
Diversified Alternatives Fund	$27,966	$23,655	$6,495
Diversified Income Fund	$17,556	$55,851	$786
Dynamic Allocation Fund	$19,739	$26,881	$1,236
Dynamic Dividend Fund	$11,170	$0	$0
Emerging Markets Debt Fund	$2,515	$1,880	$20,345
Emerging Markets Fund	$360,754	$171,109	$511,712
Focused U.S. Equity Fund	$19,554	$44,761	$9,575
Global Equity Fund	$68,309	$11,265	$9,485
Global Infrastructure Fund	$31,024	$0	$0
GARS® Fund	$2,519	$2,458	$0

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Fund	Class A	Class C	Class R
Intermediate Municipal Income Fund	$18,356	$2,463	$55
International Equity Fund	$62,087	$59,655	$22,428
International Real Estate Equity Fund	$385	$0	$0
International Small Cap Fund	$159,866	$7,258	$10,029
Realty Income & Growth Fun	$4,890	$0	$0
Short Duration High Yield Municipal Fund	$66,444	$0	$0
Ultra Short Municipal Income Fund	$512,016	$0	$0
U.S. Mid Cap Equity Fund	$247	$143	$73
U.S. Multi-Cap Equity Fund	$593,687	$19,636	$468
U.S. Small Cap Equity Fund	$461,810	$580,013	$31,911

For the fiscal year ended October 31, 2019, the following expenditures were made using the 12b-1 fees received by AFD with respect to the Funds:

Fund	Advertising	Prospectus Printing & Mailing(1)	Distributor Compensation & Costs	Financing Charges with Respect to C Shares	Broker-Dealer Compensation & Costs
Asia-Pacific (ex-Japan) Equity Fund	$18	$—	$17	$164	$340
China A Fund	$176	$—	$1,156	$583	$38,927
Diversified Alternatives Fund	$28	$—	$156	$294	$57,638
Diversified Income Fund	$36	$—	$215	$1,506	$72,436
Dynamic Allocation Fund	$47	$—	$306	$316	$47,187
Dynamic Dividend Fund	$-16	$—	$-157	$—	$11,344
Emerging Markets Debt Fund	$10	$—	$68	$607	$24,054
Emerging Markets Fund	$320	$—	$1,418	$18,064	$1,023,773
Focused U.S. Equity Fund	$394	$—	$2,701	$27,004	$43,790
Global Equity Fund	$1,811	$—	$12,299	$776	$74,173
Global Infrastructure Fund	$14	$—	$-27	$—	$31,038
GARS® Fund	$84	$—	$573	$536	$3,782
Intermediate Municipal Income Fund	$170	$—	$1,159	$169	$19,376
International Equity Fund	$282	$—	$1,768	$1,526	$140,594
International Real Estate Equity Fund	$3	$—	$0	$—	$382
International Small Cap Fund	$4,705	$—	$32,508	$1,300	$138,641
Realty Income & Growth Fund	$4	$—	$7	$—	$4,879
Short Duration High Yield Municipal Fund	$170	$—	$1,516	$—	$64,758
Ultra Short Municipal Income Fund	$329	$—	$-326	$—	$512,047
U.S. Mid Cap Equity Fund	$20	$—	$143	$142	$157
U.S. Multi-Cap Equity Fund	$27,363	$—	$188,690	$127	$397,610
U.S. Small Cap Equity Fund	$662	$—	$2,531	$60,946	$1,009,596

(1) Printing and mailing of prospectuses to other than current Fund shareholders.

Administrative Services Fees/Sub-Transfer Agency Fees

The Funds may pay and/or reimburse administrative services fees/sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. Sub-transfer agency fees may be in addition to the Rule 12b-1 fees described in the Funds’ Prospectus. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping,

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networking, sub-transfer agency or other administrative or shareholder services. The Funds may pay and/or reimburse sub-transfer agency fees on an average-net-assets basis or on a per-account-per-year basis for services to the Funds and its shareholders, including on certain non-omnibus accounts. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of an investment in a share class over time and may cost more than other types of fees.

Class A, Class A1, Class R and Institutional Service Class shares of the Fund(s) pay for such services pursuant to an Administrative Services Plan adopted by the Board of Trustees.  Under the terms of the Administrative Services Plan, a Fund is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, who agree to provide certain administrative support services in connection with the Class A, Class A1, Class R and Institutional Service Class shares of the Fund(s) (as applicable).  Such administrative support services include, but are not limited to, the following: establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering inquiries regarding the Funds, providing periodic statements showing the account balance for beneficial owners or for plan participants or contract holders of insurance company separate accounts, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.  With respect to the Class R shares, these types of administrative support services will be exclusively provided for retirement plans and their plan participants.

As authorized by the particular Administrative Services Plan for the Funds, the Trust has entered into Servicing Agreements for the Funds pursuant to which the contracted servicing agent for the Funds has agreed to provide certain administrative support services in connection with the applicable Fund shares held beneficially by its customers.  In consideration for providing administrative support services, the servicing agent with whom the Trust may enter into Servicing Agreements will receive a fee, computed at the annual rate of up to 0.25% for Class A, Class A1, Class R and Institutional Service Class shares of the average daily net assets of the Class A, A1, R or Institutional Service Class shares of each Fund (as applicable) (or under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2021, a maximum of 0.15% for contracts with fees that are calculated as percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis).

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For the fiscal year ended October 31, 2019, the following administrative services fees were paid from the Funds:

Fund	Class A	Class A1	Class R	Institutional Service Class
Asia-Pacific (ex-Japan) Equity Fund	$406	N/A	$0	$1,744
China A Fund	$5,744	N/A	$3,592	$571
Diversified Alternatives Fund	$15,341	N/A	$2,265	$0
Diversified Income Fund	$4,582	N/A	$241	$0
Dynamic Allocation Fund	$6,103	N/A	$492	$0
Dynamic Dividend Fund	$4,083	N/A	N/A	N/A
Emerging Markets Debt Fund	$1,387	N/A	$5,589	$0
Emerging Markets Fund	$360,754	N/A	$166,263	$304,359
Focused U.S. Equity Fund	$7,937	N/A	$2,925	$980
Global Equity Fund	$24,643	N/A	$4,743	$310
Global Infrastructure Fund(1)	$8,808	N/A	N/A	N/A
GARS® Fund	$673	N/A	N/A	$12,817
Intermediate Municipal Income Fund	$852	N/A	$0	$0
International Equity Fund	$41,834	N/A	$8,736	$55,828
International Real Estate Equity Fund	$74	N/A	N/A	N/A
International Small Cap Fund	$60,336	N/A	$2,953	$53
Realty Income & Growth Fund	$2,619	N/A	N/A	N/A
Short Duration High Yield Municipal Fund	$10,054	N/A	N/A	N/A
Ultra Short Municipal Income Fund	$101,574	$7	N/A	N/A
U.S. Mid Cap Equity Fund	$0	N/A	$0	$0
U.S. Multi-Cap Equity Fund	$93,450	N/A	$178	$73,473
U.S. Small Cap Equity Fund	$301,267	N/A	$15,955	$53,368

Class C and Institutional Class shares may also pay for sub-transfer agency services directly and not pursuant to an Administrative Services Plan.

Fund Administration

Under the terms of a Fund Administration Agreement, ASII provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees.  ASII is located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103.  The Trust shall pay fees to ASII, as set forth directly below, for the provision of services to the Funds.  Fees will be computed daily and payable monthly on the first business day of each month, or as otherwise set forth below.

Asset-Based Annual Fee

Fund Asset Level	Aggregate Fee as a Percentage of Fund Net Assets
All Assets	0.08%

The asset-based fees are subject to an annual minimum fee equal to the number of Funds of the Trust (excluding those funds for which ASII does not serve as administrator) multiplied by $25,000.

Predecessor Fund Administrator

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, acted as each Alpine Predecessor Fund’s administrator, fund accountant and custodian and assisted in the supervision of all aspects of the operations of the Alpine Predecessor Funds (except those performed by the Alpine Adviser); preparing certain period reports; assisting in the

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preparation of tax returns; and preparing materials for use in connection with meetings of trustees and shareholders of the Alpine Predecessor Funds.

Fund Administration Fees

During the fiscal years ended October 31, 2019, 2018 and 2017, the Funds or the Alpine Predecessor Funds, as the case may be, paid fund administration fees as indicated in the table below.

Fund	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017
Asia-Pacific (ex-Japan) Equity Fund	$6,209	$8,588	$9,423
China A Fund	$9,544	$10,839	$10,434
Diversified Alternatives Fund	$23,552	$27,814	$37,875
Diversified Income Fund	$10,809	$13,562	$14,948
Dynamic Allocation Fund	$9,201	$10,998	$13,612
Dynamic Dividend Fund(1)	$107,356	$78,705	$13,612
Emerging Markets Debt Fund	$28,550	$19,719	$16,708
Emerging Markets Fund	$4,376,509	$6,479,489	$6,672,570
Focused U.S. Equity Fund	$15,711	$16,673	$33,835
Global Equity Fund	$25,965	$31,752	$68,592
Global Infrastructure Fund(1)	$80,100	$60,299	$68,592
GARS® Fund	$11,011	$11,053	$12,271
Intermediate Municipal Income Fund	$57,525	$61,396	$68,594
International Equity Fund	$204,538	$419,275	$392,062
International Real Estate Equity Fund(1)	$73,020	$57,434	$59,718
International Small Cap Fund	$68,293	$61,666	$59,718
Realty Income & Growth Fund(1)	$63,378	$47,070	$963
Short Duration High Yield Municipal Fund(1)	$179,939	$108,049	$12,271
Ultra Short Municipal Income Fund(1)	$757,391	$498,148	$68,594
U.S. Mid Cap Equity Fund	$1,317	$1,231	$1,012
U.S. Multi-Cap Equity Fund	$284,173	$298,955	$285,948
U.S. Small Cap Equity Fund	$953,326	$1,491,379	$1,425,175

(1) For the year ended October 31, 2018, the administration fees were paid by the Alpine Predecessor Fund to State Street for the period from November 1, 2017 to May 4, 2018 and the administration fees were paid by the Fund to ASII for the period from May 7, 2018 to October 31, 2018.  For the years ended October 31, 2017 and October 31, 2016, the administration fees were paid by the Alpine Predecessor Fund to State Street.

Transfer Agent

The Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services Inc., now named DST Asset Manager Solutions (“DST”), 333 West 11th Street, Kansas City, Missouri 64105, whereby DST provides transfer agent and dividend disbursement agent services.

Sub-Administrator, Custodian and Fund Accountant

The Trust has entered into an Amended and Restated Master Custodian Agreement (the “Custody Agreement”) with State Street, which is located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, whereby State Street provides custody and fund accounting services for the Funds.  Aberdeen has entered into a Sub-Administration Agreement with State Street whereby State Street will provide certain administration services to the Funds.  For the administration services

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provided by State Street to the Funds, Aberdeen pays State Street an asset-based fee that is calculated based on the assets of certain registered and unregistered funds and segregated accounts advised by the Adviser and its affiliates, plus certain out-of-pocket expenses, subject to a minimum fee.

Securities Lending Activity

Pursuant to a Securities Lending Authorization Agreement with the Trust, on behalf of the Funds, BNP Paribas acting through its New York branch (“BNP”), acts as securities lending agent for the Funds. During the most recent fiscal year ended October 31, 2019, the services BNP may provide to the Funds, pursuant to the agreement, primarily included the following:

(1)         selecting borrowers from an approved list of borrowers;

(2)         negotiating the terms of securities loans, including the amount of fees, and executing a securities lending agreement as agent on behalf of the Funds with each such borrower;

(3)         monitoring the daily value of the loaned securities and directing the payment of additional collateral or the return of excess collateral, as necessary;

(4)         investing cash collateral received in connection with any loaned securities;

(5)         arranging for the collection of any interest, dividends or other distributions or other payments of any kind on loaned securities and payment of the same to the Funds;

(6)         maintaining separate records for securities loaned;

(7)         in the event of default by a borrower with respect to any securities loan, using the collateral or the proceeds of the liquidation of collateral to purchase replacement securities of the same issuer, class, quantity and denomination as the loaned securities; and

(8)         terminating securities loans and arranging for the return of loaned securities to the Funds at loan termination.

The following tables show the dollar amounts of income and fees/compensation related to the securities lending activities of each Fund for the fiscal year ended October 31, 2019.

Fund	U.S. Multi-Cap Equity Fund	Global Equity Fund	China A Fund
Gross income from securities lending activities	$67,742	$329	$950
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$6,023	$26	$76
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$61,719	$303	$874

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Fund	Focused U.S. Equity Fund	U.S. Small Cap Equity Fund	Emerging Markets Fund
Gross income from securities lending activities	$887	$389,651	$207,416
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$71	$28,895	$17,876
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$816	$360,756	$189,540

Fund	Dynamic Allocation Fund	Diversified Income Fund	Diversified Alternatives Fund
Gross income from securities lending activities	$4,502	$2,225	$729
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$443	$176	$58
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$4,059	$2,049	$671

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Fund	Intermediate Municipal Income Fund	Emerging Markets Debt Fund	GARS® Fund
Gross income from securities lending activities	$0	$0	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$0	$0

Fund	International Equity Fund	International Small Cap Fund	U.S. Mid Cap Equity Fund
Gross income from securities lending activities	$3,547	$0	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$310	$0	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$3,237	$0	$0

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Fund	Asia Pacific (ex- Japan) Equity Fund	Dynamic Dividend Fund	Global Infrastructure Fund
Gross income from securities lending activities	$0	$5,587	$12,151
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0	$500	$886
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$0	$5,087	$11,265

	International Real Estate Equity Fund	Realty Income & Growth Fund	Short Duration High Yield Municipal Fund
Gross income from securities lending activities	$1,127	$10,887	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$73	$902	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0	$0	$0
Administrative fees not included in revenue split	$0	$0	$0
Indemnification fee not included in revenue split	$0	$0	$0
Rebates (paid to borrowers)	$0	$0	$0
Other fees not included in revenue split	$0	$0	$0
Aggregate fees/compensation for securities lending activities	$0	$0	$0
Net income from securities lending activities	$1,054	$9,985	$0

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Fund	Ultra Short Municipal Income Fund
Gross income from securities lending activities	$0
Fees and/or compensation for securities lending activities and related services
Fees paid to BNP from a “revenue split” (i.e., share of revenue generated by the securities lending program paid to BNP)	$0
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split	$0
Administrative fees not included in revenue split	$0
Indemnification fee not included in revenue split	$0
Rebates (paid to borrowers)	$0
Other fees not included in revenue split	$0
Aggregate fees/compensation for securities lending activities	$0
Net income from securities lending activities	$0

Legal Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as the Trust’s legal counsel.  Faegre Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, Pennsylvania 19103, serves as legal counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG serves as the independent registered public accounting firm for the Trust.

BROKERAGE ALLOCATION

The Adviser (or a Subadviser) is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any.  In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States.  In the case of securities traded on the OTC markets or for securities traded on a principal basis, there is generally no commission, but the price includes a spread between the dealer’s purchase and sale price.  This spread is the dealer’s profit.  In underwritten offerings, the price includes a disclosed, fixed commission or discount.  Most short term obligations are normally traded on a “principal” rather than agency basis.  This may be done through a dealer (e.g., a securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer.

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Except as described below, the primary consideration in portfolio security transactions is best execution of the transaction (i.e., execution at a favorable price and in the most effective manner possible).  “Best execution” encompasses many factors affecting the overall benefit obtained by the client account in the transaction including, but not necessarily limited to, the price paid or received for a security, the commission charged, the promptness, available liquidity and reliability of execution, the confidentiality and placement accorded the order, and customer service.  Therefore, “best execution” does not necessarily mean obtaining the best price alone but is evaluated in the context of all the execution services provided.  Both the Adviser and the Subadvisers (if applicable) have complete freedom as to the markets in and the broker-dealers through which they seek this result.

Subject to the primary consideration of seeking best execution and as discussed below, securities may be bought or sold through broker-dealers who have furnished statistical, research, corporate access, and other information or services to the Adviser or a Subadviser (if applicable).  SEC regulations provide a “safe harbor” that allows an investment adviser to pay for research and brokerage services with commission dollars generated by client transactions.  Effective with the implementation of MiFID II, the Aberdeen Group will absorb all research costs and will generally no longer rely on the “safe harbor” under Section 28(e) of the Exchange Act.

There may be occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts (including other mutual funds) served by the Adviser or a Subadviser (if applicable) or by an affiliated company thereof.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are affected only when the Adviser or the Subadviser (if applicable) believes that to do so is in the interest of the Fund.  When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

In purchasing and selling investments for the Funds, it is the policy of the Adviser and the Subadvisers (if applicable) to seek best execution through responsible broker-dealers.  The determination of what may constitute best execution in a securities transaction by a broker involves a number of considerations, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future, the professionalism of the broker, and the financial strength and stability of the broker.  These considerations are judgmental and are weighed by the Adviser and the Subadvisers (if applicable) in determining the overall reasonableness of securities executions and commissions paid.  In selecting broker-dealers, the Adviser and the Subadvisers (if applicable) will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer’s firm; the broker-dealer’s execution services, rendered on a continuing basis; and the reasonableness of any commissions.

As discussed under “General Information about the Funds’ Portfolio Instruments and Investment Policies — Foreign Currencies” above, with respect to FX transactions, different considerations or circumstances may apply, particularly with respect to Restricted Market FX.  FX transactions executed for the Funds are divided into two main categories: (1) Restricted Market FX and (2) Unrestricted Market FX. Restricted Market FX are required to be executed by a local bank in the applicable market. Unrestricted Market FX are not required to be executed by a local bank. The

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Adviser, Subadvisers (if applicable) or third-party agent execute Unrestricted Market FX relating to trading decisions. The Funds’ custodian executes all Restricted Market FX because it has local banks or relationships with local banks in each of the restricted markets where custodial client accounts hold securities. Unrestricted Market FX relating to the repatriation of dividends and/or income/expense items not directly relating to trading may be executed by the Adviser or Subadvisers or by the Funds’ custodian due to the small currency amount and lower volume of such transactions. The Funds, the Adviser and the Subadvisers (if applicable) have limited ability to negotiate prices at which certain FX transactions are customarily executed by the Funds’ custodian, i.e., transactions in Restricted Market FX and repatriation transactions.

The Adviser and each Subadviser (if applicable) may cause a Fund to pay a broker-dealer a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined to be consistent with the Adviser’s or Subadviser’s (if applicable) obligation to seek best-execution pursuant to the standards described above.

Under the 1940 Act, “affiliated persons” of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC.  However, each Fund may purchase securities from underwriting syndicates of which a Subadviser (if applicable) or any of its affiliates, as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 under the 1940 Act.

Each of the Funds contemplate that, consistent with the policy of seeking to obtain best execution, brokerage transactions may be conducted through “affiliated brokers or dealers,” as defined in rules under the 1940 Act.  Under the 1940 Act, commissions paid by a Fund to an “affiliated broker or dealer” in connection with a purchase or sale of securities offered on a securities exchange may not exceed the usual and customary broker’s commission.  Accordingly, it is the Funds’ policy that the commissions to be paid to an affiliated broker-dealer must, in the judgment of the Adviser or the appropriate Subadviser (if applicable), be (1) at least as favorable as those that would be charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by such broker or dealer on comparable transactions for the broker’s or dealer’s unaffiliated customers.  The Adviser and the Subadvisers (if applicable) do not necessarily deem it practicable or in the Funds’ best interests to solicit competitive bids for commissions on each transaction.  However, consideration regularly is given to information concerning the prevailing level of commissions charged on comparable transactions by other brokers during comparable periods of time.

Neither the Funds nor the Adviser has an agreement or understanding with a broker-dealer, or other arrangements to direct the Funds’ brokerage transactions to a broker-dealer because of the research services such broker provides to a Fund or the Adviser. While the Adviser does not have arrangements with any broker-dealers to direct such brokerage transactions to them because of research services provided, the Adviser may receive research services from such broker-dealers. The dollar amount of transactions and related commissions for transactions paid to a broker from which the Adviser and subadvisers also received research services for the fiscal year ended October 31, 2019 are summarized in the table below:

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Fund	Total Dollar Amount of Transactions^	Total Commissions Paid on Such Transactions^
Asia-Pacific (ex-Japan) Equity Fund	$5,373,027	$3,052
China A Fund	$46,459,557	$16,913
Diversified Alternatives Fund	$9,239,711	$976
Diversified Income Fund	$3,728,953	$985
Dynamic Allocation Fund	$2,206,712	$707
Dynamic Dividend Fund	$451,894,067	$110,772
Emerging Markets Fund	$3,592,590,005	$3,051,112
Focused U.S. Equity Fund	$21,787,530	$7,530
Global Equity Fund	$32,386,282	$12,383
Global Infrastructure Fund	$185,015,647	$33,822
International Equity Fund	$502,862,937	$146,029
International Real Estate Equity Fund*	$207,563	$8,471
International Small Cap Fund	$154,295,182	$58,576
Realty Income & Growth Fund	$431,076	$2,369
U.S. Mid Cap Equity Fund	$1,591,851	$498
U.S. Multi-Cap Equity Fund	$375,042,290	$151,463
U.S. Small Cap Equity Fund	$2,143,161,233	$806,693

For the fiscal years ended October 31, 2019, 2018 and 2017, purchase and sale transactions by the Short Duration High Yield Municipal Fund, Ultra Short Municipal Income Fund and the Alpine Predecessor Funds did not involve brokerage commissions.

During the fiscal years ended October 31, 2019, 2018 and 2017, the following brokerage commissions were paid by the Funds:

	Year ended October 31,
Fund	2019*	2018*	2017*
Asia-Pacific (ex-Japan) Equity Fund	$3,051	$6,747	$6,004
China A Fund	$16,902	$4,744	$4,741
Diversified Alternatives Fund	$976	$1,088	$5,327
Diversified Income Fund	$985	$5,596	$3,697
Dynamic Allocation Fund	$707	$2,506	$5,433
Dynamic Dividend Fund(1)	$110,756	$164,685	$302,109
Emerging Markets Debt Fund	$0	$0	$0
Emerging Markets Fund	$3,049,843	$3,359,665	$3,900,383
Focused U.S. Equity Fund	$7,531	$17,670	$39,201
Global Equity Fund	$12,382	$9,118	$35,487
Global Infrastructure Fund(1)	$33,817	$74,725	$243,971
GARS® Fund	$2,815	$3,381	$3,851
Intermediate Municipal Income Fund	$0	$2,603	$4,847
International Equity Fund	$146,009	$102,192	$80,980
International Real Estate Equity Fund(1)	$88,241	$169,809	$193,061

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	Year ended October 31,
Fund	2019*	2018*	2017*
International Small Cap Fund	$58,561	$21,210	$23,749
Realty Income & Growth Fund(1)	$20,274	$40,019	$19,986
Short Duration High Yield Municipal Fund(1)	$0	$0	N/A
Ultra Short Municipal Income Fund(1)	$0	$0	N/A
U.S. Mid Cap Equity Fund	$497	$285	$457
U.S. Multi-Cap Equity Fund	$151,464	$181,205	$145,470
U.S. Small Cap Equity Fund	$806,657	$797,022	$950,510

* Any material differences between the commissions paid during the past fiscal year and the two preceding fiscal years are due to a variety of factors including, primarily, cash flows into and out of the Funds.

(1) The Alpine Predecessor Funds paid the brokerage fees for the fiscal year ended October 31, 2017.  The Alpine Predecessor Funds also paid the brokerage fees for the period from November 1, 2017 to May 4, 2018.

During the fiscal year ended October 31, 2019, the following Funds held investments in securities of their regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) as follows:

Fund	Approximate Aggregate Value of Issuer’s Securities Owned by the Fund as of Fiscal Year Ended October 31, 2019	Name of Broker or Dealer
Asia-Pacific (ex-Japan) Equity Fund	$106,855	KOTAK MAHINDRA BANK LTD
Asia-Pacific (ex-Japan) Equity Fund	$89,872	DBS GROUP HOLDINGS LTD
Asia-Pacific (ex-Japan) Equity Fund	$55,088	STANDARD CHARTERED PLC
Asia-Pacific (ex-Japan) Equity Fund	$32,204	HSBC HOLDINGS PLC
Asia-Pacific (ex-Japan) Equity Fund	$26,437	STATE STREET BANK AND TRUST
China A Share Equity Fund	$737,693	STATE STREET BANK AND TRUST
Diversified Alternatives Fund	$4,559,235	STATE STREET BANK AND TRUST
Diversified Income Fund	$237,195	STATE STREET BANK AND TRUST
Dynamic Allocation Fund	$63,413	STATE STREET BANK AND TRUST
Dynamic Dividend Fund	$1,818,415	STANDARD CHARTERED PLC
Dynamic Dividend Fund	$1,516,246	CITIGROUP INC
Dynamic Dividend Fund	$1,475,944	BANK OF AMERICA CORP
Dynamic Dividend Fund	$1,404,336	WELLS FARGO
Dynamic Dividend Fund	$1,368,134	MITSUBISHI UFJ FINANCIAL GROUP
Dynamic Dividend Fund	$942,592	EVERCORE INC
Dynamic Dividend Fund	$557,873	STATE STREET BANK AND TRUST
Emerging Markets Debt Fund	$176,811,875	BANCO BRADESCO
Emerging Markets Debt Fund	$107,637,031	KOTAK MAHINDRA BANK LTD
Emerging Markets Debt Fund	$44,436,512	BANCO SANTANDER
Emerging Markets Debt Fund	$40,886,606	STATE STREET BANK AND TRUST
Emerging Markets Debt Fund	$2,409,527	STATE STREET BANK AND TRUST
Focused U.S. Equity Fund	$229,552	STATE STREET BANK AND TRUST
GARS® Fund	$1,050,070	STATE STREET BANK AND TRUST
GARS® Fund	$240,631	JP MORGAN CHASE
GARS® Fund	$202,948	DBS GROUP HOLDINGS LTD
GARS® Fund	$201,614	UBS GROUP
GARS® Fund	$179,646	DEUTSCHE BANK
GARS® Fund	$131,638	HSBC HOLDINGS PLC
GARS® Fund	$121,709	BANK OF AMERICA CORP
GARS® Fund	$113,346	BARCLAYS PLC
GARS® Fund	$112,918	NATL WESTMINSTER BANK
GARS® Fund	$47,533	MORGAN STANLEY
Global Equity Fund	$743,427	STANDARD CHARTERED PLC
Global Equity Fund	$656,052	STATE STREET BANK AND TRUST
Global Equity Fund	$651,464	BANCO BRADESCO
Global Infrastructure Fund	$2,807,451	STATE STREET BANK AND TRUST
International Equity Fund	$7,322,517	STATE STREET BANK AND TRUST
International Equity Fund	$5,213,418	BANCO BRADESCO ADR
International Equity Fund	$4,375,059	STANDARD CHARTERED PLC
International Real Estate Equity Fund	$1,081,613	STATE STREET BANK AND TRUST
International Small Cap Fund	$6,519,961	STATE STREET BANK AND TRUST
Realty Income & Growth Fund	$86,491	STATE STREET BANK AND TRUST
Ultra Short Municipal Income Fund	$37,500,000	JP MORGAN CHASE
Ultra Short Municipal Income Fund	$11,000,000	WELLS FARGO
U.S. Mid Cap Equity Fund	$89,720	STATE STREET BANK AND TRUST
U.S. Multi-Cap Equity Fund	$9,488,179	STATE STREET BANK AND TRUST
U.S. Small Cap Equity Fund	$23,991,912	STATE STREET BANK AND TRUST
U.S. Small Cap Equity Fund	$16,898,183	RBC BEARINGS INC

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ADDITIONAL INFORMATION ON PURCHASES AND SALES

Shares of the Funds have not been registered for sale outside of the United States and its territories. However, the Funds may accept investments from non-U.S. affiliates of the Adviser.

Class A and Class A1 Sales Charges

The charts below show the Class A and Class A1 sales charges, which decrease as the amount of your investment increases.

Class A Shares of the Funds (other than the Emerging Markets Debt Fund, GARS® Fund, Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $50,000	5.75%	6.10%	5.00%
$50,000 up to $100,000	4.75	4.99	4.00
$100,000 up to $250,000	3.50	3.63	3.00
$250,000 up to $500,000	2.50	2.56	2.00
$500,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

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Class A Shares of the Emerging Markets Debt Fund and GARS® Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $100,000	3.00%	3.10%	2.50%
$100,000 up to $250,000	2.50	2.56	2.00
$250,000 up to $1 million	2.00	2.04	1.75
$1 million or more	None	None	None

Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $100,000	2.50%	2.56%	2.00%
$100,000 up to $250,000	2.00	2.04	1.75
$250,000 or more	None	None	None

Class A and Class A1 Shares of the Ultra Short Municipal Income Fund

AMOUNT OF PURCHASE	SALES CHARGE AS % OF OFFERING PRICE	SALES CHARGE AS % OF AMOUNT INVESTED	DEALER COMMISSION AS A % OF OFFERING PRICE
less than $250,000	0.50%	0.50%	0.50%
$250,000 or more	None	None	None

Using the NAV per share as of October 31, 2019, the maximum offering price of each Fund’s Class A or Class A1 shares would be as follows:

Fund Name	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Asia-Pacific (ex-Japan) Equity Fund	$13.84	5.75%	$14.68
China A Fund	$25.61	5.75%	$27.17
Diversified Alternatives Fund	$12.86	5.75%	$13.64
Diversified Income Fund	$12.34	5.75%	$13.09
Dynamic Allocation Fund	$13.82	5.75%	$14.66
Dynamic Dividend Fund	$3.99	5.75%	$4.23
Emerging Markets Debt Fund	$9.72	3.00%	$10.02
Emerging Markets Fund	$15.30	5.75%	$16.23
Focused U.S. Equity Fund	$7.59	5.75%	$8.05
Global Equity Fund	$12.87	5.75%	$13.66
Global Infrastructure Fund	$21.93	5.75%	$23.27
GARS® Fund	$10.13	3.00%	$10.44
Intermediate Municipal Income Fund	$9.92	2.50%	$10.17
International Equity Fund	$14.68	5.75%	$15.58
International Real Estate Equity Fund	$23.71	5.75%	$25.16
International Small Cap Fund	$28.11	5.75%	$29.82
Realty Income & Growth Fund	$17.98	5.75%	$19.08
Short Duration High Yield Municipal Fund	$10.25	2.50%	$10.51
Ultra Short Municipal Income Fund	$10.10	0.50%	$10.15
U.S. Mid Cap Equity Fund	$13.66	5.75%	$14.49
U.S. Multi-Cap Equity Fund	$12.95	5.75%	$13.74
U.S. Small Cap Equity Fund	$33.19	5.75%	$35.21

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Waiver of Class A and Class A1 Sales Charges

You may qualify for a reduced Class A and Class A1 sales charge if you own or are purchasing shares of the Funds. You may also qualify for a waiver of the Class A and Class A1 sales charges. To receive the reduced or waived sales charge, you must inform Customer Service or your broker or other financial intermediary at the time of your purchase that you qualify for such a reduction or waiver. If you do not inform Customer Service or your financial intermediary that you are eligible for a reduced or waived sales charge, you may not receive the discount or waiver that you are entitled to. You may have to produce evidence that you qualify for a reduced sales charge or waiver before you will receive it.

The sales charge applicable to Class A and Class A1 shares may be waived for shares sold to financial intermediaries who have entered into an agreement with a Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain waivers and fee reductions may be available to customers of certain financial intermediaries, as described under “Broker-Defined Sales Charge Waiver Policies” in the Prospectus.

The sales charge applicable to Class A and Class A1 shares may be waived for the following purchases:

1)             shares sold to other registered investment companies affiliated with Aberdeen;

2)             shares sold to:

a)             any pension, profit sharing, or other employee benefit plan for the employees of Aberdeen, any of its affiliated companies, or investment advisory clients and their affiliates;

b)             401(a) plans, 401(k) plans, SIMPLE 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans.

(Individual retirement vehicles, such as traditional and Roth IRAs, Coverdell education savings accounts, individual 401(k) plans, individual 403(b)(7) custodial accounts, one person Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts do not qualify for the waiver.)

c)              any life insurance company separate account registered as a unit investment trust;

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d)             Trustees and retired Trustees of the Trust;

e)              directors, officers, full-time employees, sales representatives and their employees, and retired directors, officers, employees, and sales representatives, their spouses (including domestic partners), children or immediate relatives (immediate relatives include mother, father, brothers, sisters, grandparents, grandchildren (“Immediate Relatives”)), and Immediate Relatives of deceased employees of any member of Aberdeen, or any investment advisory clients of the Adviser and its affiliates;

f)               directors, officers, and full-time employees, their spouses (including domestic partners), children or Immediate Relatives and Immediate Relatives of deceased employees of any sponsor group which may be affiliated with Aberdeen;

g)              any directors, officers, full-time employees, sales representatives and their employees, their spouses (including domestic partners), children or Immediate Relatives of a broker-dealer having a dealer/selling agreement with the distributor;

h)             investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

i)                 financial institutions as shareholders of record on behalf of investment advisers or financial planners for their clients, and who charge a separate fee for their services.

Reduction of Sales Charges

Reduction of Class A and Class A1 Sales Charges

Shareholders can reduce or eliminate Class A and Class A1 shares’ initial sales charge through one or more of the discounts described below:

•                  A Larger Investment.  The sales charge decreases as the amount of your investment increases.

•                  Rights of Accumulation.  You and members of your family who live at the same address can add the current value of your Class A, Class A1 and Class C investments in the Aberdeen Funds and Aberdeen Investment Funds that you currently own or are currently purchasing to the value of your Aberdeen Funds Class A and Class A1 purchase, possibly reducing the sales charge.

•                  No Sales Charge on a Repurchase.  If you sell Fund shares from your account, we allow you a one-time privilege to reinvest some or all of the proceeds in shares of the same class.  You will not pay a sales charge on Class A and Class A1 shares that you buy within 30 days of selling Class A and Class A1 shares of an equal or greater amount if you have already paid a sales charge.  Remember, if you realize a gain or a loss on your sale of shares, the transaction is taxable and reinvestment will not affect the amount of capital gains tax that is due.  If you realize a loss on your sale and you reinvest, some or all of the loss may not be allowed as a tax deduction depending on the amount you reinvest.

•                  Letter of Intent Discount.  State in writing that during a 13-month period you or a group of family members who live at the same address will purchase or hold at least $50,000 in Class A shares (at least $100,000 in Class A shares of the Emerging Markets Debt Fund, GARS®

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Fund, Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund and at least $250,000 in Class A or Class A1 shares of the Ultra Short Municipal Income Fund) and your sales charge will be based on the total amount you intend to invest.  You can also combine your purchase of Class A, Class A1 and Class C Shares in the Aberdeen Funds and Aberdeen Investment Funds to fulfill your Letter of Intent.  Your Letter of Intent is not a binding obligation to buy shares of the Fund; it is merely a statement of intent.  You are not legally required to complete the purchases indicated in your Letter of Intent. However, if you do not fulfill your Letter of Intent, additional sales charges may be due and shares in your account would be liquidated to cover those sales charges.

Class A and Class A1 Finder’s Fee and Corresponding CDSC

There are no front-end sales charges for purchases of Class A and Class A1 shares of the Funds of $1 million or more (or $250,000 or more of Class A shares of the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund).  An investor may purchase $1 million or more (or $250,000 or more) of Class A or Class A1 shares in one or more of the Aberdeen Funds and avoid the front-end sales charge.  However, unless an investor is otherwise eligible to purchase Class A or Class A1 shares without a sales charge, the investor will pay a CDSC (on all Funds except the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund) if he or she redeems such Class A and Class A1 shares within 18 months of the date of purchase (within 12 months of the date of purchase for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund).  With respect to such purchases, the distributor or the Funds’ Adviser may pay dealers a finders’ fee (as described below) on investments made in Class A and Class A1 shares with no initial sales charge.  The CDSC covers the finder’s fee paid by the distributor or the Adviser to the selling dealer.  For the selling dealer to be eligible for the finders’ fee, the following requirements apply:

•                  The purchase can be made in any combination of the Funds of the Trust.  The amount of the finder’s fee will be determined based on the particular combination of the Funds purchased.  The applicable finder’s fee will be determined on a pro rata basis to the purchase of each particular Fund.

•                  The shareholder will be subject to a CDSC for shares redeemed in any redemption within the first 18 months of purchase (within the first 12 months of purchase for the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund).

The CDSC will equal the amount of the finder’s fee paid out to the dealer as described in the chart below.  The applicable CDSC will be determined on a pro rata basis according to the amount of the redemption from each particular Fund.  The Class A and Class A1 CDSC will not exceed the aggregate amount of the finder’s fee the distributor or Adviser paid to the selling dealer on all purchases of Class A shares of all Funds an investor made that were subject to the Class A or Class A1 CDSC.

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Amount of Finder’s Fee/Contingent Deferred Sales Charge

Class A Shares of the Funds (other than the Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund)

	Amount of Purchase
Funds Purchased	$1 million up to $4 million	$4 million up to $25 million	$25 million or more
Asia-Pacific (ex-Japan) Equity Fund, China A Fund, Dynamic Dividend Fund, Emerging Markets Debt Fund*, Emerging Markets Fund, Focused U.S. Equity Fund, Funds-of-Funds, GARS® Fund*, Global Equity Fund, Global Infrastructure Fund, International Equity Fund, International Real Estate Equity Fund, International Small Cap Fund, Realty Income & Growth Fund, U.S. Mid Cap Equity Fund, U.S. Multi-Cap Equity Fund and U.S. Small Cap Equity Fund**	1.00%	0.50%	0.25%

* The maximum CDSC applicable to purchases of the Emerging Markets Debt Fund and GARS® Fund made prior to February 28, 2019 is 0.75%.  Effective February 28, 2019, the maximum CDSC is 1.00%.

** The maximum CDSC applicable to purchases of the U.S. Small Cap Equity Fund made prior to May 1, 2017 is 0.50%.  Effective May 1, 2017, the maximum CDSC is 1.00%.

Class A Shares of the Intermediate Municipal Income Fund and Short Duration High Yield Municipal Fund

Amount of Purchase
$250,000 up to $4 million	$4 million up to $25 million	$25 million or more
0.75%	0.50%	0.25%

Class A1 Shares of the Ultra Short Municipal Income Fund

Amount of Purchase
$250,000 or more
0.25%

CDSC for Class C Shares

You will pay a CDSC of 1.00% if you sell your Class C shares within the first year after you purchased the shares; however, the CDSC shall not apply to redemptions of Class C shares that were purchased through a financial intermediary that was not paid a commission by the Fund’s distributor or Adviser at the time of purchase.  The distributor or the Funds’ Adviser compensates broker-dealers and financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% of sales of Class C shares of the Funds. The CDSC is never imposed on dividends, whether paid in cash or reinvested, or on appreciation over the initial purchase price. The CDSC applies only to the lesser of the original investment or current market value.

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Other Dealer Compensation

In addition to the dealer commissions and payments under its 12b-1 Plan, from time to time, the Adviser and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other of their own resources.  The Adviser may also pay and/or reimburse sub-transfer agency expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. Sub-transfer agency expenses generally include, but are not limited to, costs associated with recordkeeping, networking or other administrative services.  The Adviser and/or its affiliates may make payments for marketing, promotional, or related services provided by dealers and other financial intermediaries, and may be in exchange for factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, the placing of some or all of the Funds of the Trust on a preferred or recommended list, access to an intermediary’s personnel, and other factors.  The amount of these payments is determined by the Adviser.

In addition to these payments described above, the Adviser or its affiliates may offer other sales incentives in the form of sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediary’s personnel, and/or entertainment or meals.  These payments also may include, at the direction of a retirement plan’s named fiduciary, amounts to intermediaries for certain plan expenses or otherwise for the benefit of plan participants and beneficiaries.  As permitted by applicable law, the Adviser or its affiliates may pay or allow other incentives or payments to intermediaries.

The payments described above are often referred to as “revenue sharing payments.”  The recipients of such payments may include:

•                  the distributor and other affiliates of the Adviser,

•                  broker-dealers,

•                  financial institutions, and

•                  other financial intermediaries through which investors may purchase shares of a Fund.

Payments may be based on current or past sales; current or historical assets; one-time ticket charges or a flat fee for specific services provided.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you instead of shares of funds offered by competing fund families.

Class R Shares

Class R shares generally are available only to 401(a) plans, 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and other retirement accounts (collectively, “retirement plans”) whereby the retirement plan or the retirement plan’s financial service firm has an agreement with the Funds’ distributor to utilize Class R shares in certain investment products or programs.  Class R shares are generally available to small and mid-sized retirement plans having at least $1 million in assets.  In addition, Class R shares also are generally available only to retirement plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the

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financial services firm) and where the plans are introduced by an intermediary, such as a broker, third party administrator, registered investment adviser or other retirement plan service provider.  Class R shares are not available to retail or institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, one person Keogh plans, SIMPLE IRAs, individual 403(b) plans, or through 529 Plan accounts.

A retirement plan’s intermediaries can help determine which class is appropriate for that retirement plan.  If a retirement plan qualifies to purchase other shares of a Fund, one of these other classes may be more appropriate than Class R shares.  Specifically, if a retirement plan eligible to purchase Class R shares is otherwise qualified to purchase Class A shares at NAV or at a reduced sales charge or to purchase Institutional Service Class or Institutional Class shares, one of these classes may be selected where the retirement plan does not require the distribution and administrative support services typically required by Class R share investors and/or the retirement plan’s intermediaries have elected to forgo the level of compensation that Class R shares provide.  Plan fiduciaries should consider their obligations under ERISA in determining which class is an appropriate investment for a retirement plan.  A retirement plan’s intermediaries may receive different compensation depending upon which class is chosen.

Redemptions

Generally, a Fund will pay you for shares that redeem one day after your redemption request is received, however, a Fund may take three days in certain circumstances. A Fund may delay forwarding redemption proceeds for up to seven days (i) if the investor redeeming shares is engaged in excessive trading, or (ii) if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund.

In-Kind Redemptions

The Funds generally plan to redeem their shares for cash with the following exceptions.  As described in the Prospectus, each Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, taking into account the best interests of all Fund shareholders, to honor any redemption request by transferring some of the securities held by the Fund directly to you (an “in-kind redemption”).  The Funds may process a shareholder’s redemption request with an in-kind distribution at any time, subject to the conditions outlined below, but may be more likely to do so under stressed conditions where a Fund is unable to distribute cash, or for redemptions to large institutional investors that are equipped to receive the in-kind distribution in a way that does not adversely affect either such shareholder, the Fund or the remaining shareholders.

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the specific Fund’s NAV during any 90-day period for any one shareholder.

The Trust’s Board of Trustees has adopted procedures for redemptions in-kind by a shareholder including affiliated and unaffiliated persons of a Fund.  Affiliated persons of a Fund include shareholders who are affiliates of the Adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund.  These procedures provide that a redemption in-kind shall be effected at approximately the shareholder’s proportionate share of the distributing Fund’s current net

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assets, so that redemptions will not result in the dilution of interests of the remaining shareholders.  The procedures also require that the distributed securities be valued in the same manner as they are valued for purposes of computing the distributing Fund’s NAV and that any redemption in-kind made by an affiliated party does not favor such affiliate to the detriment of any other shareholder.  Use of the redemption in-kind procedures will allow a Fund to avoid having to sell significant portfolio assets to raise cash to meet the shareholder’s redemption request - thus limiting the potential adverse effect on the distributing Fund’s NAV.

Medallion Signature Guarantee

A medallion signature guarantee is required if: (1) the redemption check is made payable to anyone other than the registered shareholder; (2) the redemption proceeds are mailed to an address other than the address of record; (3) your account address has changed within the past 15 calendar days; (4) the redemption proceeds are being wired or sent by ACH to a bank for which instructions are currently not on your account; (5) the redemption proceeds are being wired or sent by ACH to a bank account that has been added or changed within the past 15 calendar days; or (6) ownership is being changed on your account.  The distributor reserves the right to require a medallion signature guarantee in other circumstances, without notice.  Based on the circumstances of each transaction, the distributor reserves the right to require that your signature be guaranteed by an authorized agent of an “eligible guarantor institution,” which includes, but is not limited to, certain banks, credit unions, savings associations, and member firms of national securities exchanges.  A medallion signature guarantee is designed to protect the shareholder by helping to prevent an unauthorized person from redeeming shares and obtaining the proceeds.  A notary public is not an acceptable guarantor.  In certain special cases (such as corporate or fiduciary registrations), additional legal documents may be required to ensure proper authorizations.  If the distributor decides to require signature guarantees in all circumstances, shareholders will be notified in writing prior to implementation of the policy.  The distributor, at its discretion, may waive the requirement for a signature guarantee.

Accounts With Low Balances

If the value of your account falls below $1,000 for any reason, including market fluctuation, you are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account), which is deposited into the applicable Fund to offset the expenses of small accounts.  We will sell shares from your account quarterly to cover the fee.

Listed below are certain cases in which the Funds have elected, in their discretion, not to assess the Minimum Balance Fee.  These exceptions are subject to change:

•                  Accounts of shareholders that are held by intermediaries under the NSCC Fund/SERV system in Networking Level 0 (Trust) and Level 3 accounts;

•                  Individual Retirement Accounts;

•                  Retirement Plans including but not limited to 401(k) plans, 457 plans, 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, nonqualified deferred compensation plans;

•                  Coverdell Educational Savings Accounts; and

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•                  Class A share accounts established pursuant to the Class C to Class A conversion feature

We reserve the right to sell the rest of your shares and close your account if you make a sale that reduces the value of your account to less than $1,000.  Before the account is closed, we will give you notice and allow you 60 days to purchase additional shares to avoid this action.  We do this because of the high cost of maintaining small accounts.

VALUATION OF SHARES

Under normal circumstances, the NAV per share for each Fund is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4 p.m. Eastern Time) on each day that the Exchange is open (a “Business Day”) and on such other days as the Board of Trustees determines (together, the “Valuation Time”).  However, to the extent that a Fund’s investments are traded in markets that are open when the Exchange is closed, the value of the Fund’s investments may change on days when shares cannot be purchased or redeemed.

The Funds will not compute NAV on customary business holidays, including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, or the days when such holidays are observed and other days when the Exchange is regularly closed.  Fixed income Fund shares may be priced on days that the Exchange is closed if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.  On any business day when the SIFMA recommends that the bond markets close early, a fixed income Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a fixed income Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given to the next business day.

Each Fund reserves the right not to determine its NAV when: (i) a Fund has not received any orders to purchase, sell or exchange shares and (ii) changes in the value of that Fund’s portfolio do not affect that Fund’s NAV.

Under normal circumstances, the offering price for orders received in good form before the close of the Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the NAV at the close of regular trading on the Exchange. For orders received in good form after the close of regular trading on the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon NAV at the close of the Exchange on the next day thereafter on which the Exchange is open for trading. The NAV of a share of a Fund on which offering and redemption prices are based is the Total Net Assets (“TNA”) of the Fund, divided by the number of shares outstanding, with the result adjusted to the nearer cent. The TNA of the Funds is determined by subtracting the liabilities of the Funds from the value of its assets (chiefly composed of investment securities).  The NAV per share of a class is computed by adding the value of all securities and other assets in a Fund’s portfolio allocable to such class, deducting any liabilities allocable to such class and any other liabilities charged directly to that class and dividing by the number of shares outstanding in such class.

The Funds value their securities at current market value or fair value, consistent with regulatory requirements.  “Fair value” is defined in the Funds’ valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

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Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.  Closed-end funds and ETFs are valued at the market price of the security at the Valuation Time.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined confidence threshold.

Long-term fixed income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Funds’ Board of Trustees.  If there are no current day bids, the security is valued at the previously applied bid.  Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or occasionally higher prices than institutional round lot trades. Short-term fixed income securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value.

Derivative instruments are generally valued according to the following procedures. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation.  Futures contracts are generally valued at the most recent settlement price as of NAV determination.  Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).  When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

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In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Funds’ Board of Trustees.

The time at which transactions and Fund shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

SYSTEMATIC INVESTMENT STRATEGIES

Depending on the policies and procedures of your financial intermediary, some or all of the systematic investment strategies described below may not be available to you. Please contact your financial intermediary for more information.

Automatic Investment Plan - This is a systematic investment strategy which combines automatic monthly transfers from your personal checking account to your mutual fund account with the concept of Dollar Cost Averaging.  With this strategy, you invest a fixed amount monthly over an extended period of time, during both market highs and lows.  Dollar Cost Averaging can allow you to achieve a favorable average share cost over time since your fixed monthly investment buys more shares when share prices fall during low markets, and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.  Once you have opened an account with at least $1,000, you can contribute to an Automatic Investment Plan for as little as $50 a month in a Fund.

Systematic Exchange Plan and Dividend Moves - This plan allows you to transfer $50 or more to one Fund from another Fund systematically, monthly or quarterly.  Accounts participating in a systematic exchange plan have a minimum balance requirement of $5,000.  The money is transferred on the 25th day of the month as selected or on the preceding business day.  Dividends of any amount can be moved automatically from one Fund to another at the time they are paid.  This strategy can provide investors with the benefits of Dollar Cost Averaging through an opportunity to achieve a favorable average share cost over time.  With this plan, your fixed monthly or quarterly transfer from the Fund to any other Fund you select buys more shares when share prices fall during low markets and fewer shares at higher prices during market highs.  However, no formula can assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan (“SWP”) ($50 or More) - You may have checks for any fixed amount of $50 or more automatically sent bi-monthly, monthly, quarterly, semi-annually

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or annually, to you (or anyone you designate) from your account.  Complete the appropriate section of the New Account Form or contact your financial intermediary or the Fund.  Your account value must meet the minimum initial investment amount at the time the program is established.  This program may reduce and eventually deplete your account.  Generally, it is not advisable to continue to purchase Class A, Class A1 or Class C shares subject to a sales charge while simultaneously redeeming shares under the program.  The $50 minimum is waived for required minimum distributions from individual retirement accounts.

NOTE: If you are withdrawing more shares than your account receives in dividends, you will be decreasing your total shares owned, which will reduce your future dividend potential.

INVESTOR PRIVILEGES

The Funds offer the following privileges to shareholders.  Additional information may be obtained by calling toll free 866-667-9231. However, the following privileges may not be permitted by the policies and procedures of a financial intermediary through which you may purchase shares of the Funds. Please contact your financial intermediary for more information.

No Sales Charge On Reinvestments - All dividends and capital gains will be automatically reinvested free of charge in the form of additional shares within the same Fund and class or another specifically requested Fund (but the same class) unless you have chosen to receive them in cash on your application.  Unless requested in writing by the shareholder, the Trust will not mail checks for dividends and capital gains of less than $5 but instead they will automatically be reinvested in the form of additional shares.

Exchange Privilege - With respect to other Classes of the Funds, the exchange privilege is a convenient way to exchange shares from one Fund to another Fund in order to respond to changes in your goals or in market conditions.  The registration of the account to which you are making an exchange must be exactly the same as that of the Fund account from which the exchange is made, and the amount you exchange must meet the applicable minimum investment of the Fund being purchased.  The exchange privilege may be limited due to excessive trading or market timing of Fund shares.

Exchanges Among Funds - Exchanges may be made among any of the funds of the Trust within the same class of shares (except for any other Fund not currently accepting purchase orders), so long as both accounts have the same registration, and your first purchase in the new Fund meets the new Fund’s minimum investment requirement.

Because Class R shares of the Funds are held within retirement plans, exchange privileges with other Class R shares of the Aberdeen Funds may not be available unless the Class R shares of the other Aberdeen Funds are also available within a plan.  Please contact your retirement plan administrator for information on how to exchange your Class R shares within your retirement plan.

Generally, you may exchange all or part of your shares for shares of the same class of another Aberdeen Fund without paying a front-end sales charge or CDSC at the time of the exchange.  If you exchange your Class A shares of a Fund that are subject to a CDSC into another Aberdeen Fund and then redeem those Class A shares within 18 months of the original purchase (within 12 months of the original purchase of the Intermediate Municipal Income Fund, Short Duration

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High Yield Municipal Fund and Ultra Short Municipal Income Fund), the applicable CDSC will be the CDSC for the original Fund.

If you wish to purchase shares of a Fund or class for which the exchange privilege does not apply, you will pay any applicable CDSC at the time you redeem your shares and pay any applicable front-end load on the new Fund you are purchasing unless a sales charge waiver otherwise applies.

Exchanges May Be Made in the Following Ways:

By Telephone

Automated Voice Response System - You can automatically process exchanges for the Funds by calling 866-667-9231, 24 hours a day, seven days a week.  However, if you declined the option on the application, you will not have this automatic exchange privilege.  This system also gives you quick, easy access to mutual fund information.  Select from a menu of choices to conduct transactions and hear fund price information, mailing and wiring instructions as well as other mutual fund information.  You must call our toll free number by the Valuation Time to receive that day’s closing share price.  The Valuation Time is the close of regular trading of the Exchange, which is usually 4:00 p.m. Eastern Time.

Customer Service Line - By calling 866-667-9231, you may exchange shares by telephone.  Requests may be made only by the account owner(s).  You must call our toll free number by the Valuation Time to receive that day’s closing share price.

The Funds may record all instructions to exchange shares.  The Funds reserve the right at any time without prior notice to suspend, limit or terminate the telephone exchange privilege or its use in any manner by any person or class.

The Funds will employ the same procedure described under “Buying, Selling and Exchanging Fund Shares” in the Prospectus to confirm that the instructions are genuine.

The Funds will not be liable for any loss, injury, damage, or expense as a result of acting upon instructions communicated by telephone reasonably believed to be genuine, and the Funds will be held harmless from any loss, claims or liability arising from its compliance with such instructions.  These options are subject to the terms and conditions set forth in the Prospectus and all telephone transaction calls may be recorded.  The Funds reserve the right to revoke this privilege at any time without notice to shareholders and request the redemption in writing, signed by all shareholders.

By Mail or Fax - Write by regular mail to Aberdeen Funds, P.O. Box 219534, Kansas City MO 64121-9534 or by overnight mail to Aberdeen Funds c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 02021or fax to 866-923-4269.  Please be sure that your letter or facsimile is signed exactly as your account is registered and that your account number and the Fund from which you wish to make the exchange are included.  For example, if your account is registered “John Doe and Mary Doe,”  “Joint Tenants With Right of Survivorship,” then both John Doe and Mary Doe must sign the exchange request.  The exchange will be processed effective the date the signed letter or fax is received.  Fax requests received after the Valuation Time will be processed as of the next business day.  The Funds reserve the right to require the original document if you use the fax method.

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By On Line Access - Log on to our website, www.aberdeen-asset.us/usretail/, 24 hours a day, seven days a week, for easy access to your mutual fund accounts.  Once you have reached the website, you will be instructed on how to select a password and perform transactions.  You can choose to receive information on all Funds as well as your own personal accounts.  You may also perform transactions, such as purchases, redemptions and exchanges.  The Funds may terminate the ability to buy Fund shares on its website at any time, in which case you may continue to exchange shares by mail, wire or telephone pursuant to the Prospectus.

INVESTOR SERVICES

Automated Voice Response System - Our toll free number 866-667-9231 will connect you 24 hours a day, seven days a week to the system.  Through a selection of menu options, you can conduct transactions, hear fund price information, mailing and wiring instructions and other mutual fund information.

Toll Free Information and Assistance - Customer service representatives are available to answer questions regarding the Funds and your account(s) between the hours of 8 a.m. and 9 p.m. Eastern Time (Monday through Friday).

Retirement Plans (Not available with the Intermediate Municipal Income Fund and Ultra Short Municipal Income Fund) - Shares of the Funds may be purchased for Self-Employed Retirement Plans, Individual Retirement Accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, IRAs, Simplified Employee Pension Plans, Corporate Pension Plans, Profit Sharing Plans and Money Purchase Plans.

Shareholder Confirmations - You will receive a confirmation statement each time a requested transaction is processed.  However, no confirmations are mailed on certain pre-authorized, systematic transactions, or IRAs.  Instead, these will appear on your next consolidated statement.

Consolidated Statements - Shareholders of the Funds receive quarterly statements as of the end of March, June, September and December.  Please review your statement carefully and notify us immediately if there is a discrepancy or error in your account.

For shareholders with multiple accounts, your consolidated statement will reflect all your current holdings in the Funds.  Your accounts are consolidated by social security number and zip code.  Accounts in your household under other social security numbers may be added to your statement at your request.  Only transactions during the reporting period will be reflected on the statements.  An annual summary statement reflecting all calendar-year transactions in all your Funds will be sent after year-end.

Average Cost Statement - This statement may aid you in preparing your tax return and in reporting capital gains and losses to the IRS.  If you redeemed any shares during the calendar year, a statement reflecting your taxable gain or loss for the calendar year (based on the average cost you paid for the redeemed shares) will be mailed to you following each year-end.  Average cost can only be calculated on accounts opened on or after January 1, 1984.  Fiduciary accounts and accounts with shares acquired by gift, inheritance, transfer, or by any means other than a purchase cannot be calculated.

Average cost is one of the IRS approved methods available to compute gains or losses.  You may wish to consult a tax advisor on the other methods available.

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Shareholder Reports - All shareholders will receive reports semi-annually detailing the financial operations of the Funds.

Summary Prospectus - An updated summary prospectus will be mailed to you at least annually.

Undeliverable Mail - If mail from the Funds to a shareholder is returned as undeliverable on two or more consecutive occasions, the Funds will not send any future mail to the shareholder unless it receives notification of a correct mailing address for the shareholder.  With respect to any redemption checks or dividend/capital gains distribution checks that are returned as undeliverable or not presented for payment within six months, the Trust reserves the right to reinvest the check proceeds and any future distributions in shares of the particular Fund at the then-current NAV of such Fund until the Funds receive further instructions from the shareholder.

ADDITIONAL INFORMATION

Description of Shares

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue a number of different funds.  Shares of each Fund would participate equally in the earnings, dividends, and assets of that particular fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

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The Trust presently consists of the following 22 series of shares of beneficial interest, without par value and with the various classes listed:

FUND	SHARE CLASS
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A, Class R, Institutional Service Class, Institutional Class
Aberdeen China A Share Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Diversified Alternatives Fund	Class A, Class C, Class R, Institutional Class
Aberdeen Diversified Income Fund	Class A, Class C, Class R, Institutional Class
Aberdeen Dynamic Allocation Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Dynamic Dividend Fund	Class A, Institutional Class
Aberdeen Emerging Markets Debt Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Emerging Markets Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Focused U.S. Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen Global Infrastructure Fund	Class A, Institutional Class
Aberdeen Global Absolute Return Strategies Fund	Class A, Class C, Institutional Service Class, Institutional Class
Aberdeen Intermediate Municipal Income Fund	Class A, Class C, Institutional Service Class, Institutional Class
Aberdeen International Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen International Real Estate Equity Fund	Class A, Institutional Class
Aberdeen International Small Cap Fund	Class A, Class C, Class R, Institutional Class
Aberdeen Realty Income & Growth Fund	Class A, Institutional Class
Aberdeen Short Duration High Yield Municipal Fund	Class A, Institutional Class
Aberdeen Ultra Short Municipal Income Fund	Class A, Class A1, Institutional Class
Aberdeen U.S. Mid Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Multi-Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class
Aberdeen U.S. Small Cap Equity Fund	Class A, Class C, Class R, Institutional Service Class, Institutional Class

You have an interest only in the assets of the Fund whose shares you own.  Shares of a particular class are equal in all respects to other shares of that class.  In the event of liquidation of a

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Fund, shares of the same class will share pro rata in the distribution of the net assets of the Fund with all other shares of that class.  All shares are without par value and when issued and paid for, are fully paid and nonassessable by the Trust.  Shares may be exchanged or converted as described in this Statement of Additional Information and in the Prospectus but will have no other preference, conversion, exchange or preemptive rights.

Voting Rights

Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held.  An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, fundamental investment policies and fundamental investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters.  In regard to sale of assets; the change of fundamental investment objectives, policies and restrictions; the approval of an Investment Advisory Agreement; or any other matter for which a shareholder vote is sought, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal.  In addition, holders of shares subject to a Rule 12b-1 fee will vote as a class and not with holders of any other class with respect to the approval of the Distribution Plan.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders.

ADDITIONAL GENERAL TAX INFORMATION FOR ALL FUNDS

The information discussed in this section applies generally to all of the Funds that are described in this SAI, but is supplemented or modified in additional separate sections that are provided below for Aberdeen Intermediate Municipal Income Fund and the Funds-of-Funds.

Buying a Dividend

If you are a taxable investor and invest in a Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution, and you will in effect receive some of your investment back, but in the form of a taxable distribution.

Multi-Class Funds

Funds with multiple classes of shares calculate dividends and capital gain distributions the same way for each class.  The amount of any dividends per share will differ, however, generally due to the difference in the distribution and service (Rule 12b-1) and administrative services fees applicable to each class.

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Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distribution of Net Investment Income

Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by a Fund from such income (other than qualified dividend income received by individuals) will be taxable to you at ordinary income tax rates, whether you receive them in cash or in additional shares. Distributions from qualified dividend income will be taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met by you and the Fund. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains

A Fund may realize a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

For U.S. federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations. In the event that the Fund were to experience an ownership change as defined for federal income tax purposes, the Fund’s loss carryforwards may be subject to limitation.

As of October 31, 2019, for U.S. federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below:

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$122,710,854	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	$77,972,005	Unlimited (Long-Term)
Diversified Alternatives Fund	$4,597,980	Unlimited (Short-Term)
Diversified Alternatives Fund	$1,489,017	Unlimited (Long-Term)
Dynamic Dividend Fund	$1,712,483	Unlimited (Short-Term)
Emerging Markets Debt Fund	$834,864	Unlimited (Short-Term)
Emerging Markets Debt Fund	$3,570,700	Unlimited (Long-Term)
GARS® Fund	$153,762	Unlimited (Short-Term)
GARS® Fund	$474,899	Unlimited (Long-Term)
Global Equity Fund	$4,376,139	Unlimited (Long-Term)
International Equity Fund	$4,927,360	Unlimited (Short-Term)
International Equity Fund	$19,896,492	Unlimited (Long-Term)
International Real Estate Equity Fund	$3,132,294	Unlimited (Short-Term)
International Real Estate Equity Fund	$69,322,608	Unlimited (Long-Term)
Short Duration High Yield Municipal Fund	$2,976,392	Unlimited (Short-Term)
Short Duration High Yield Municipal Fund	$2,527,465	Unlimited (Long-Term)
Ultra Short Municipal Income Fund	$347,134	Unlimited (Short-Term)

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Medicare Contribution Tax

A 3.8 percent Medicare contribution tax will be imposed on net investment income, among other things, including interest, dividends, and net gain from investments, of U.S. individuals with income exceeding $200,000 (or $250,000 if married filing jointly), and of estates and trusts.

Returns of Capital

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders.  A return of capital distribution generally will not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.  Any return of capital in excess of your basis, however, is taxable as a capital gain.

Investments in Foreign Securities

The next three paragraphs describe tax considerations that are applicable to Funds that invest in foreign securities.

Effect of foreign withholding taxes.  A Fund may be subject to foreign withholding taxes on income from certain foreign securities.  This, in turn, could reduce a Fund’s distributions paid to you.

Effect of foreign debt investments on distributions.  Realized gains and losses from the sale of debt securities are treated as ordinary income or loss for federal income tax purposes by a Fund, to the extent attributable to foreign exchange gains or losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund’s ordinary income distributions to you and may cause some or all of a Fund’s previously distributed income to be classified as a return of capital.

Pass-through of foreign tax credits.  If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities or, at the close of each quarter, is at least 50% invested in other regulated investment companies, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, a Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income (if you itemize your income tax deductions)

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or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders). A Fund will provide you with the information necessary to complete your personal income tax return if it makes this election.  The amount of any foreign tax credits available to you (as a result of the pass-through to you of your pro rata share of foreign taxes by paid by a Fund) will be reduced if you receive foreign dividends from a Fund reported as qualified dividend income subject to taxation at long-term capital gain rates. Shareholders in these circumstances should talk with their personal tax advisors about their foreign tax credits and the procedures that they should follow to claim these credits on their personal income tax returns. A Fund engaging in securities lending with respect to a security paying income subject to foreign taxes may not be able to pass through to its shareholders the ability to take a foreign tax credit for those taxes. In addition, a shareholder of a Fund may lose the ability to use foreign tax credits passed through by the Fund if the Fund shares are loaned pursuant to a securities lending agreement.

PFIC securities.  A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security would cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends for individuals when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

Information on the Amount and Tax Character of Distributions

Each Fund will inform you of the amount of your ordinary income and capital gain dividends at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, a Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by a Fund in December to shareholders of record in such month but paid in January are taxable to you as if they were paid in December.

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Election to be Taxed as a Regulated Investment Company

Each Fund intends to elect or has elected to be treated as a regulated investment company under Subchapter M of the Code. Each Fund has qualified as a regulated investment company for its most recent fiscal year and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally is not subject to entity-level federal income tax on the income and gains it distributes to you. The Board of Trustees reserves the right not to distribute a Fund’s net long-term capital gain or not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, a Fund would be taxed on the gain at the highest corporate tax rate, and the shareholders of the Fund would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If a Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and possibly state corporate taxes on its taxable income and gain, and distributions to you would be taxed as dividend income to the extent of the Fund’s earnings and profits.

In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain asset diversification, income, and distribution specific requirements, including:

(i) a Fund must derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income);

(ii) a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships; and

(iii) a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year.  The Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

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Excise Tax Distribution Requirements

To avoid a 4% federal excise tax, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98.2% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year.  Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges, and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, whether you receive cash or exchange them for shares of a different Fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.  Any redemption/exchange fees you incur on shares redeemed or exchanged within 90 days after the date they were purchased will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale or exchange.

Redemption at a Loss Within Six Months of Purchase.  Any loss incurred on the sale or exchange of Fund shares owned for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash Sales. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of Basis — Class A shares only.  In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

If:

•                  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

•                  You sell some or all of your original shares within 90 days of their purchase, and

•                  You reinvest the sales proceeds in the Fund or in another Fund on or before January 31 of the following year, and the sales charge that would otherwise apply is reduced or eliminated;

Then:

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In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost Basis Reporting.  A Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in a Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in a Fund on or after January 1, 2012.

U.S. Government Securities

The income earned on certain U.S. Government securities is exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund.  The income on Fund investments in certain securities, such as repurchase agreements collateralized by U.S. Government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae securities), generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.

Qualified Dividend Income For Individuals

For individual shareholders, a portion of the dividends paid by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates.  This reduced rate generally is available for dividends paid by a Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations.  Dividends from PFICs are not eligible to be treated as qualified dividend income.  Either none or only a nominal portion of the dividends paid by certain Funds will be qualified dividend income because they invest primarily in non-qualified foreign securities.  Income dividends earned by the Funds on non-qualified foreign securities will continue to be taxed at the higher ordinary income tax rate. A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside the definition of qualified dividend income.  In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not be qualified dividend income.

Both a Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment.  Specifically, a Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend.  The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment.  When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

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While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes.  For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return.  Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense.  For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, a Fund will report the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates.  If 95% or more of a Fund’s income is from qualified sources, it will be allowed to report 100% of its ordinary income distributions as qualified dividend income.

Dividends-Received Deduction for Corporations

For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the dividends-received deduction.  The portion of dividends paid by a Fund that qualifies for the corporate dividends-received deduction will be reported each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation.  Either none or only a nominal portion of the dividends paid by certain Funds will be eligible for the corporate dividends-received deduction because they invest primarily in foreign securities.  A Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fail to qualify for the dividends received deduction.  In addition, if a Fund’s shares are loaned pursuant to a securities lending arrangement, dividends paid while the shares are held by the borrower may not qualify for the dividends received deduction.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction.  The amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.

Section 199A Dividends for Individuals

For tax years beginning after December 31, 2017 and before January 1, 2026, a Fund may report “section 199A dividends” eligible for a 20% “qualified business income” deduction for non-corporate US shareholders to the extent the Fund’s income is derived from ordinary REIT dividends, reduced by allocable Fund expenses. In order for a Fund’s dividends to be eligible for the qualified business income deduction, the Fund must meet certain holding period requirements with respect to the shares on which the Fund received the eligible dividends, and the shareholder must meet certain holding period requirements with respect to the Fund shares.

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Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Investment in Complex Securities

Each Fund may invest in complex securities (e.g., futures, options, forward currency contracts, short-sales, PFICs, etc.) that may be subject to numerous special and complex tax rules.  These rules could affect whether gain or loss recognized by a Fund is treated as ordinary or capital, or as interest or dividend income.  These rules could also accelerate the recognition of income to a Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions).  These rules could defer a Fund’s ability to recognize a loss, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain foreign securities.  These rules could, therefore, affect the amount, timing, or character of the income distributed to you by a Fund.  For example:

Derivatives.  A Fund may be permitted to invest in certain options, futures or forward currency contracts to hedge a Fund’s portfolio or for any other permissible purposes consistent with that Fund’s investment objective.  If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts.  Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses.  In determining its net income for excise tax purposes, a Fund also would be required to mark-to-market these

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contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts), and to realize and distribute any resulting income and gains.

Tax straddles.  A Fund’s investment in options, futures, forwards, or foreign currency contracts (or in substantially similar or related property) in connection with certain hedging transactions could cause it to hold offsetting positions in securities.  If a Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax “straddle” or to hold a “successor position” that would require any loss realized by it to be deferred for tax purposes.

Short sales and securities lending transactions.  A Fund’s entry into a short sale transaction or an option or other contract could be treated as the “constructive sale” of an “appreciated financial position,” causing it to realize gain, but not loss, on the position.  Additionally, a Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income and to fail to qualify for the dividends received deduction.  This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Convertible debt.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest.  If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond.  If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt.

Securities purchased at discount.  Certain Funds may be permitted to invest in securities issued or purchased at a discount such as zero coupon, deferred interest or payment-in-kind (PIK) bonds that could require it to accrue and distribute income not yet received. Similar requirements may apply to securities purchased with market discount. If it invests in these securities, a Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Credit default swap agreements.  A Fund may be permitted to enter into credit default swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in credit default swap agreements.

Investment in taxable mortgage pools (excess inclusion income).  The Funds may invest in U.S.-REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage

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pools.” A portion of a Fund’s income from a U.S.-REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The rules concerning excess inclusion income are complex and unduly burdensome in their current form, and the Funds are awaiting further guidance from the IRS on how these rules are to be implemented. Shareholders should talk to their tax advisors about whether an investment in a Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character.  A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.  In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

Backup Withholding

By law, each Fund must withhold 24% of your taxable distributions and redemption proceeds unless you provide your correct social security or taxpayer identification number, certify that this number is correct, certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).  A Fund also must withhold if the IRS instructs it to do so.  The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

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Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund, but not on capital gain dividends.  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding if you fail to properly certify that you are not a U.S. person.

Exempt-interest dividends. In general, exempt-interest dividends reported by the Fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Capital gain dividends. In general, a capital gain dividend reported by a Fund and paid from its net long-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Investment in U.S. real property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (“U.S.-REITs”). The sale of a U.S. real property interest (“USRPI”) by a Fund, or by a U.S.-REIT in which the Fund invests, may trigger special tax consequences to the Fund’s non-U.S. shareholders.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of Fund shares.

Distributions that a Fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and a Fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the foreign shareholder has not owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by a Fund and will be treated as ordinary dividends to the foreign shareholder; if the foreign shareholder owned more than 5% of the outstanding shares of a Fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 21% withholding tax and could subject the foreign shareholder to U.S. filing requirements. Additionally, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a foreign shareholder realizing gains upon redemption from a Fund could be subject to the 21% withholding tax and U.S. filing requirements unless more than 50% of a Fund’s shares were owned by U.S. persons at such

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time or unless the foreign person had not held more than 5% of a Fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a foreign shareholder from a Fund and redemptions of a foreign shareholder’s interest in a Fund attributable to gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding a Fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Provided that 50% or more of the value of a Fund’s stock is held by U.S. shareholders, distributions in kind of U.S. real property interests (including securities in a U.S. real property holding corporation, unless such corporation is regularly traded on an established securities market and the Fund has held 5% or less of the outstanding shares of the corporation during the five-year period ending on the date of distribution), in redemption of a foreign shareholder’s shares of the Fund will cause the Fund to recognize gain.  If the Fund is required to recognize gain, the amount of gain recognized will equal to the fair market value of such interests over the Fund’s adjusted bases to the extent of the greatest foreign ownership percentage of the Fund during the five-year period ending on the date of redemption.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax, if applicable.

Because each Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to the reporting and tax withholding rules described above.

U.S tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. backup withholding and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

Withholding.  A 30% withholding tax is currently imposed on dividends and certain other types of income paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information

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regarding their direct and indirect U.S. owners.  To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an intergovernmental agreement and implementing legislation is adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

Reporting

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. In addition, future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in a Fund.

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This discussion of “ADDITIONAL GENERAL TAX INFORMATION FOR THE FUNDS” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in a Fund.

Additional Tax Information with respect to Intermediate Municipal Income Fund, Short Duration High Yield Municipal Fund and Ultra Short Municipal Income Fund

The tax information described in “Additional General Tax Information for All Funds” above applies to the Intermediate Municipal Income Fund, the Short Duration High Yield Municipal Fund and the Ultra Short Municipal Income Fund, except as noted in this section.

Exempt-Interest Dividends

By meeting certain requirements of the Code, the Fund qualifies to pay exempt-interest dividends to you.  These dividends are derived from interest income exempt from regular federal income tax and are not subject to regular U.S. federal income tax when they are paid to you.  Exempt-interest dividends that are excluded from federal taxable income may still be subject to the federal alternative minimum tax.  See the discussion below under the heading, “Alternative Minimum Tax.”

In addition, to the extent that exempt-interest dividends are derived from interest on obligations of a state or its political subdivisions, or from interest on qualifying U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands and Guam), they also may be exempt from that state’s personal income taxes.  Most states, however, do not grant tax-free treatment to interest on state and municipal securities of other states.  Because of these tax exemptions, a tax-free fund may not be a suitable investment for retirement plans and other tax-exempt investors.  Corporate shareholders should note that these dividends may be fully taxable in states that impose corporate franchise taxes, and they should consult with their tax advisors about the taxability of this income before investing in a Fund.  Derivatives on municipal securities generally produce taxable income or taxable loss, with certain exceptions.

Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.  The Fund may invest a portion of its assets in private activity bonds. The income from private activity bonds is a tax preference item when determining your U.S. federal alternative minimum tax.  From time to time, legislation may be introduced or litigation may arise that may restrict or eliminate the federal income tax exemption for interest on debt obligations issued by states and their political subdivisions.

As a result of entering into swap contracts, the Fund may make or receive net periodic payments. The Fund may also make or receive a net periodic payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments received by the Fund will generally constitute taxable ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to

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certain types of swaps, the Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. Periodic net payments paid by the Fund that would otherwise constitute ordinary deductions but are allocable under the Code to exempt interest dividends will not be allowed as a deduction but instead will reduce net tax-exempt income.

Dividends from Taxable Income

The Fund may earn taxable income from many sources, including income from temporary investments, discount from stripped obligations or their coupons, income from securities loans or other taxable transactions, and ordinary income from the sale of market discount bonds.  If you are a taxable investor, any distributions by the Fund from this income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

Distributions of Capital Gains and Gain or Loss on Sale or Exchange of Your Fund Shares

The Fund may realize a capital gain or loss on sale of portfolio securities.  Distributions of capital gains are taxable to you.  Distributions from net short-term capital gain will be taxable to you as ordinary income.  Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund.

When you sell your shares in the Fund, you may realize a capital gain or loss, which is subject to federal income tax.  For tax purposes, an exchange of your Fund shares for shares of a different Aberdeen Fund is the same as a sale.

For federal income tax purposes, each Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains.  These amounts are available to be carried forward to offset future capital gains to extent permitted by the Code and applicable tax regulations.

Information on the Amount and Tax Character of Distributions

The Fund will inform you of the amount of your taxable ordinary income and capital gain dividends at the time they are paid, and will advise you of their tax status for U.S. federal income tax purposes shortly after the end of each calendar year, including the portion of the distributions that on average are comprised of exempt-interest income, taxable income and the portion of exempt-interest income that is a tax preference item when determining the alternative minimum tax.  If you have not held Fund shares for a full year, the Fund may report and distribute to you, as exempt-interest income, taxable income, or capital gains, and in the case of non-U.S. shareholders, the Fund may further report and distribute as interest-related dividends and short-term capital gain dividends, a percentage of income that may not be equal to the actual amount of this type of income earned during the period of your investment in the Fund.  Taxable distributions declared by the Fund in December to shareholders of record in such month but paid in January are taxed to you as if made in December.

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Redemption at a Loss Within Six Months of Purchase

Any loss incurred on the redemption or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends paid to you with respect to your Fund shares, and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Qualified Dividend Income for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be qualified dividends eligible for taxation by individuals at long-term capital gain rates.

Dividends-Received Deduction for Corporations

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to qualify for the corporate dividends-received deduction.

Section 199A Dividends for Individuals

Because the Fund’s income is derived primarily from interest rather than dividends, none of its distributions are expected to be section 199A dividends, eligible for a 20% qualified business income deduction.

Alternative Minimum Tax

Interest on certain private activity bonds, while exempt from regular U.S. federal income tax, is a preference item for you when determining your alternative minimum tax under the Code and under the income tax provisions of several states.  Private activity bond interest could subject you to or increase your liability under the federal and state alternative minimum taxes, depending on your personal or corporate tax position.  If you are a person defined in the Code as a substantial user (or person related to a user) of a facility financed by private activity bonds, you should consult with your tax adviser before buying shares of the Fund.

Treatment of Interest on Debt Incurred to Hold Fund Shares

Interest on debt you incur to buy or hold Fund shares may not be deductible for U.S. federal income tax purposes.  Indebtedness may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

Loss of Status of Securities as Tax-Exempt

Failure of the issuer of a tax-exempt security to comply with certain legal or contractual requirements relating to the security could cause interest on the security, as well as Fund distributions derived from this interest, to become taxable, perhaps retroactively to the date the security was issued.  In such a case, the Fund may be required to report to the IRS and send to shareholders

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amended Forms 1099 for a prior taxable year in order to report additional taxable income. This, in turn, could require shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and interest on their pro rata share of the additional amount of taxable income.

Non-U.S. Investors

In general, exempt-interest dividends reported by the fund and paid from net tax-exempt income are not subject to U.S. withholding tax.

Additional Tax Information with respect to the Funds-of-Funds

Each of the Funds-of-Funds invests in one or more Underlying Funds that are classified as corporations for U.S. federal income tax purposes.  If an Underlying Fund is classified as a partnership, different tax rules may apply.  The tax consequences of an investment in a Fund-of-Funds are generally the same as the consequences of investment in a non-Fund-of-Funds, except as noted below.

Distributions of Net Investment Income

A Fund-of-Funds’ income consists of dividends it receives from the Underlying Funds, less the estimated expenses of the Fund-of-Funds.  Any distributions by a Fund-of-Funds from such income (other than qualified dividend income received by individuals) will be taxable to you as ordinary income, whether you receive them in cash or additional shares.  A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.

Distributions of Capital Gain

An Underlying Fund may realize capital gain or loss in connection with sales or other dispositions of its portfolio securities.  Any net long-term capital gains may be distributed to a Fund-of-Funds as capital gain distributions while any net short-term capital gains may be distributed to a Fund-of-Funds as ordinary income ineligible for offset by capital loss carryover at the Funds-of-Funds level.  A Fund-of-Funds may also derive capital gains and losses in connection with sales of shares of the Underlying Funds.  Realized losses on sales of shares of Underlying Funds will be subject to wash sale tax rules and may be subject to deferral, perhaps indefinitely. Distributions from net short-term capital gains are taxable to you as ordinary income.  Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in a Fund-of-Funds.  Capital gain will be distributed by a Fund-of-Funds once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund-of-Funds.

Effect of Foreign Investments on Distributions

Gain or loss realized on the sale of debt securities is treated as ordinary income or loss by an Underlying Fund to the extent attributable to foreign exchange gain or loss.  This gain when distributed will be taxable to the Fund-of-Funds as ordinary income, and any loss will reduce an Underlying Fund’s ordinary income otherwise available for distribution to the Fund-of-Funds.  This

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treatment could increase or decrease an Underlying Fund’s ordinary income distributions to a Fund-of-Funds and, in turn, to you, and may cause some or all of the Underlying Fund’s previously distributed income to be classified as a return of capital to the Fund-of-Funds.  A return of capital generally is not taxable to a Fund-of-Funds, but reduces the Fund-of-Funds’ tax basis in its shares of the Underlying Fund.  Any return of capital in excess of the Fund-of-Funds’ tax basis is taxable to the Fund-of-Funds as a capital gain.

Certain Underlying Funds may be subject to foreign withholding taxes on income from certain foreign securities.  This could reduce such an Underlying Fund’s ordinary income distributions to a Fund-of-Funds and, in turn, to you.

Pass-through of foreign tax credits.  A Fund-of-Funds that primarily invests in Underlying Funds organized as corporations will be permitted to pass through a credit or deduction for its pro rata share of foreign withholding taxes paid by such Underlying Funds.

PFIC securities.  A Fund-of-Funds (through its investment in the Underlying Funds) may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”).  In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Underlying Funds expect to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years.  Deductions for losses are allowable only to the extent of any current or previously recognized gains.  These gains (reduced by allowable losses) are treated as ordinary income that an Underlying Fund, and in turn, a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends.  These dividends will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund.  In addition, if a Fund or Underlying Fund organized as a corporation is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund or Underlying Fund may be subject to U.S. federal income tax (the effect of which could be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders.  Additional charges in the nature of interest may be imposed on a Fund or Underlying Fund in respect of deferred taxes arising from such distributions or gains.  Any such taxes or interest charges could in turn reduce a Fund’s distributions paid to you.

U.S. Government Securities

The income earned on certain U.S. Government securities is generally exempt from state and local personal income taxes if earned directly by you.  States also grant tax-free status to dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a Fund of Funds.  Dividends paid by a Fund-of-Funds may not be exempt from state and local taxes in certain states when the Fund of Fund invests in U.S. Government securities only indirectly by investing in an Underlying Fund.

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This discussion of “Additional General Tax Information” is not intended or written to be used as tax advice and does not purport to deal with all U.S. federal tax consequences applicable to all categories of investors, some of which may be subject to special rules.  You should consult your own tax advisor regarding your particular circumstances before making an investment in any of the Funds.

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MAJOR SHAREHOLDERS

Persons or organizations beneficially owning more than 25% of the outstanding shares of a Fund are presumed to “control” the Fund within the meaning of the 1940 Act.  As a result, those persons or organizations could have the ability to take action with respect to a Fund without the consent or approval of other shareholders.  As of January 31, 2020, the following shareholders were shown in the Trust’s records as owning more than 25% of each Fund’s shares.  The Trust does not know of any other person who owns beneficially more than 25% of each Fund’s shares except as set forth below.

Fund	Shareholder					Percent of the Fund Total Assets Held by the Shareholder
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	J P MORGAN SECURITIES LLC OMNIBUS	A/C EXCLUSIVE BENEFIT OF CUSTOMERS	4 CHASE METROTECH CTR 3RD FL MFD	BROOKLYN NY 11245-0003		26.47%
Aberdeen Diversified Alternatives Fund	NATIONWIDE TRUST COMPANY, FSB	C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029	COLUMBUS OH 43218-2029		26.73%
Aberdeen Emerging Markets Debt Fund	MAC & CO	ATTN: MUTUAL FUND OPERATIONS	500 GRANT STREET	ROOM 151-1010	PITTSBURGH PA 15219-2502	29.71%
Aberdeen Global Absolute Return Strategies Fund	STANDARD LIFE PORTFOLIO INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510			44.37%
Aberdeen International Small Cap Fund	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	33.39%
Aberdeen U.S. Mid Cap Equity Fund	STANDARD LIFE PORTFOLIO INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510			86.16%

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As of January 31, 2020, the following shareholders were shown in the Trust’s records as owning 5% or more of any class of each Fund’s shares.  The Trust does not know of any other person who owns of record or beneficially 5% or more of any class of each Fund’s shares except as set forth below.

Fund/Class	Shareholder					Percent of the Class Total Assets Held by the Shareholder
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class A	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		60.71%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class A	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			20.08%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			7.86%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class C1	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		100.00%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Class R	ABERDEEN STANDARD INVESTMENTS INC	SEED ACCOUNT	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510		100.00%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	J P MORGAN SECURITIES LLC OMNIBUS	A/C EXCLUSIVE BENEFIT OF CUSTOMERS	4 CHASE METROTECH CTR 3RD FL MFD	BROOKLYN NY 11245-0003		45.50%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			10.88%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	9.01%

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Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		5.24%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	69.55%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Service Class	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	9.10%
Aberdeen Asia-Pacific (ex-Japan) Equity Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	5.31%
Aberdeen China A Share Equity Fund Class A	MLPFS	FOR SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		21.68%
Aberdeen China A Share Equity Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		5.50%
Aberdeen China A Share Equity Fund Class C	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		22.23%
Aberdeen China A Share Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	21.94%
Aberdeen China A Share Equity Fund Class C	MLPF & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		17.93%
Aberdeen China A Share Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		12.64%
Aberdeen China A Share Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		7.79%

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Aberdeen China A Share Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			6.44%
Aberdeen China A Share Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			79.11%
Aberdeen China A Share Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	76.57%
Aberdeen China A Share Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			12.86%
Aberdeen China A Share Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	81.63%
Aberdeen China A Share Equity Fund Institutional Service Class	EQUITY TRUST COMPANY	FBO SMITH FINE JEWELERS, INC. 401(K) RP	1 EQUITY WAY	WESTLAKE OH 44145-1050		7.51%
Aberdeen Diversified Alternatives Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	42.47%
Aberdeen Diversified Alternatives Fund Class A	MLPF & SMITH INC	FOR THE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		20.12%
Aberdeen Diversified Alternatives Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		7.11%
Aberdeen Diversified Alternatives Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		5.77%
Aberdeen Diversified Alternatives Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		35.51%
Aberdeen Diversified Alternatives Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOME	4800 DEER LAKE DRIVE EAST	JACKSONVILLE FL 32246-6484		13.66%

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Aberdeen Diversified Alternatives Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		11.81%
Aberdeen Diversified Alternatives Fund Class C	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			9.31%
Aberdeen Diversified Alternatives Fund Class C	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		5.07%
Aberdeen Diversified Alternatives Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			94.64%
Aberdeen Diversified Alternatives Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C/O IPO PORTFOLIO ACCOUNTING	P.O. BOX 182029	COLUMBUS OH 43218-2029		40.12%
Aberdeen Diversified Alternatives Fund Institutional Class	AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S	MINNEAPOLIS MN 55402-2405			32.03%
Aberdeen Diversified Alternatives Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		7.89%
Aberdeen Diversified Alternatives Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		7.71%
Aberdeen Diversified Alternatives Fund Institutional Service Class[2]	MATRIX TRUST COMPANY CUST.	FBO GRETNA PUBLIC SCHOOLS 403(B) PLAN	717 17TH STREET	SUITE 1300	DENVER CO 80202-3304	76.87%
Aberdeen Diversified Alternatives Fund Institutional Service Class[2]	ABERDEEN STANDARD INVESTMENTS INC	SEED ACCOUNT	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510		23.13%
Aberdeen Diversified Income Fund Class A	MLPFS	FOR SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		23.63%
Aberdeen Diversified Income Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		14.97%

218

Aberdeen Diversified Income Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		40.49%
Aberdeen Diversified Income Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		38.30%
Aberdeen Diversified Income Fund Class R	MATRIX TRUST COMPANY CUST.	FBO GREATER LEWISVILLE THERAPY CENTER	717 17TH STREET	SUITE 1300	DENVER CO 80202-3304	59.26%
Aberdeen Diversified Income Fund Class R	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		40.73%
Aberdeen Diversified Income Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		52.84%
Aberdeen Diversified Income Fund Institutional Class	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	9.66%
Aberdeen Diversified Income Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		8.40%
Aberdeen Diversified Income Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	7.99%
Aberdeen Diversified Income Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		7.54%
Aberdeen Dynamic Allocation Fund Class A	MLPFS	FOR SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		28.78%

219

Aberdeen Dynamic Allocation Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		5.59%
Aberdeen Dynamic Allocation Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		5.34%
Aberdeen Dynamic Allocation Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		21.72%
Aberdeen Dynamic Allocation Fund Class C	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			16.06%
Aberdeen Dynamic Allocation Fund Class C	MLPF & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		13.00%
Aberdeen Dynamic Allocation Fund Class C	JEROME P ROBERTSON JR	TOD	4004 SAMPSON RD	SILVER SPRING MD 20906-4789		9.28%
Aberdeen Dynamic Allocation Fund Class R	ASCENSUS TRUST COMPANY	FBO PATRICIA PAVLOS DDS PA 401(K) PLAN	P.O. BOX 10758	FARGO ND 58106-0758		77.93%
Aberdeen Dynamic Allocation Fund Class R	ASCENSUS TRUST COMPANY	FBO OMNI WATER CONSULTANTS 401K	P.O. BOX 10758	FARGO ND 58106-0758		21.48%
Aberdeen Dynamic Allocation Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		47.89%
Aberdeen Dynamic Allocation Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	17.40%
Aberdeen Dynamic Allocation Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		9.52%

220

Aberdeen Dynamic Allocation Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		8.58%
Aberdeen Dynamic Allocation Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	6.73%
Aberdeen Dynamic Allocation Fund Institutional Service Class	UMB BANK NA	CUST SEP IRA FBO	5633 CROW LN	SAN JOSE CA 95123-3336		100.00%
Aberdeen Dynamic Dividend Fund Class A	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		25.99%
Aberdeen Dynamic Dividend Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			17.19%
Aberdeen Dynamic Dividend Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		8.11%
Aberdeen Dynamic Dividend Fund Class A	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	6.37%
Aberdeen Dynamic Dividend Fund Class A	JANNEY MONTGOMERY SCOTT LLC	WILLIAM KEITH BISHOP	1717 ARCH STREET	PHILADELPHIA PA 19103-2713		5.27%
Aberdeen Dynamic Dividend Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		5.00%
Aberdeen Dynamic Dividend Fund Institutional Class	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226	OMAHA NE 68103-2226		13.90%
Aberdeen Dynamic Dividend Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1905		12.07%
Aberdeen Dynamic Dividend Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	11.39%

221

Aberdeen Dynamic Dividend Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	7.94%
Aberdeen Emerging Markets Debt Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			52.78%
Aberdeen Emerging Markets Debt Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	16.28%
Aberdeen Emerging Markets Debt Fund Class A	NATIONAL FINANCIAL SERVICES LLC	499 WASHINGTON BLVD	JERSEY CITY NJ 07310-1995			10.51%
Aberdeen Emerging Markets Debt Fund Class A	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		8.66%
Aberdeen Emerging Markets Debt Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		53.00%
Aberdeen Emerging Markets Debt Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			40.77%
Aberdeen Emerging Markets Debt Fund Class C	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		6.23%
Aberdeen Emerging Markets Debt Fund Class R	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			87.20%
Aberdeen Emerging Markets Debt Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			12.50%
Aberdeen Emerging Markets Debt Fund Institutional Class	MAC & CO A/C	ATTN: MUTUAL FUND OPERATIONS	500 GRANT STREET	ROOM 151-1010	PITTSBURGH PA 15219-2502	32.95%
Aberdeen Emerging Markets Debt Fund Institutional Class	SEI PRIVATE TRUST COMPANY	C/O FIRST HORIZON ID 683	ATTN MUTUAL FUND ADMIN	1 FREEDOM VALLEY DRIVE	OAKS PA 19456-9989	22.62%

222

Aberdeen Emerging Markets Debt Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	19.13%
Aberdeen Emerging Markets Debt Fund Institutional Class	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			12.31%
Aberdeen Emerging Markets Debt Fund Institutional Service Class	ABERDEEN STANDARD INVESTMENTS INC	SEED ACCOUNT	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510		94.97%
Aberdeen Emerging Markets Debt Fund Institutional Service Class	RHODA M FUJIMOTO POA	FBO DEREK AKIO FUJIMOTO	1556 PIIKOI ST APT 1508	HONOLULU HI 96822-4042		5.03%
Aberdeen Emerging Markets Fund Class A	MLPFS INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		24.36%
Aberdeen Emerging Markets Fund Class A	CHARLES SCHWAB & CO INC	MUTUAL FUNDS OPS-TEAM 1	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	18.22%
Aberdeen Emerging Markets Fund Class A	GREAT-WEST TRUST COMPANY LLC	FBO EMPLOYEE BENEFITS CLIENTS 401K	8515 E ORCHARD RD 2T2	GREENWOOD VILLAGE CO 80111-5002		9.69%
Aberdeen Emerging Markets Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		5.30%
Aberdeen Emerging Markets Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		31.39%
Aberdeen Emerging Markets Fund Class C	MERRILL LYNCH PIERCE FENNER & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOME	4800 DEER LAKE DRIVE EAST	JACKSONVILLE FL 32246-6484		23.39%
Aberdeen Emerging Markets Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		19.94%
Aberdeen Emerging Markets Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		7.98%
Aberdeen Emerging Markets Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			91.37%

223

Aberdeen Emerging Markets Fund Class R	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			6.24%
Aberdeen Emerging Markets Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	19.00%
Aberdeen Emerging Markets Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		15.13%
Aberdeen Emerging Markets Fund Institutional Class	WELLS FARGO BANK NA FBO	OMNIBUS ACCOUNT CASH/CASH	PO BOX 1533	MINNEAPOLIS MN 55480-1533		14.06%
Aberdeen Emerging Markets Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	12.83%
Aberdeen Emerging Markets Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	98.84%
Aberdeen Focused U.S. Equity Fund Class A	MLPFS	FOR THE SOLE BENEFIT OF ITS CUST	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		19.65%
Aberdeen Focused U.S. Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	7.09%
Aberdeen Focused U.S. Equity Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		6.16%
Aberdeen Focused U.S. Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	5.36%
Aberdeen Focused U.S. Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905		90.04%
Aberdeen Focused U.S. Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			56.86%

224

Aberdeen Focused U.S. Equity Fund Class R	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			42.78%
Aberdeen Focused U.S. Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		23.79%
Aberdeen Focused U.S. Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	20.11%
Aberdeen Focused U.S. Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			17.14%
Aberdeen Focused U.S. Equity Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		8.95%
Aberdeen Focused U.S. Equity Fund Institutional Class	DCGT AS TTEE AND/OR CUST	FBO PLIC VARIOUS RETIREMENT PLANS	OMNIBUS ATTN NPIO TRADE DESK	711 HIGH ST	DES MOINES IA 50392-0001	7.51%
Aberdeen Focused U.S. Equity Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		5.37%
Aberdeen Focused U.S. Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	99.97%
Aberdeen Global Absolute Return Strategies Fund Class A	UMB BANK NA	CUST IRA FBO PAMELA S GARDNER	490 ASPEN LOOP	PAWLEYS ISL SC 29585-8028		12.48%
Aberdeen Global Absolute Return Strategies Fund Class A	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226	OMAHA NE 68103-2226		10.72%
Aberdeen Global Absolute Return Strategies Fund Class A	UMB BANK NA	CUST ROLLOVER IRA FBO JAMES M POWER	505 SYCAMORE TRL	CROWNSVILLE MD 21032-1640		10.35%

225

Aberdeen Global Absolute Return Strategies Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		7.15%
Aberdeen Global Absolute Return Strategies Fund Class A	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			6.81%
Aberdeen Global Absolute Return Strategies Fund Class A	UMB BANK NA	CUST ROTH IRA FBO RANDALL J BERGESON	8692 STATE ROAD 23	DARLINGTON WI 53530-9775		6.48%
Aberdeen Global Absolute Return Strategies Fund Class A	AMERICAN ENTERPRISE INVESTMENT SVC	FBO	707 2ND AVE S	MINNEAPOLIS MN 55402-2405		6.22%
Aberdeen Global Absolute Return Strategies Fund Class A	UMB BANK NA	CUST ROTH IRA FBO PAUL O STAGE II	211 VILLA AVE	BUFFALO NY 14216-1308		5.61%
Aberdeen Global Absolute Return Strategies Fund Class C	RBC CAPITAL MARKETS LLC	THOMAS P MURPHY INDIVIDUAL RETIREMENT ACCOUNT	15929 VIA ALAMITOS	SAN LORENZO CA 94580-1434		68.55%
Aberdeen Global Absolute Return Strategies Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		22.39%
Aberdeen Global Absolute Return Strategies Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC	FBO	707 2ND AVE S	MINNEAPOLIS MN 55402-2405		5.86%
Aberdeen Global Absolute Return Strategies Fund Institutional Class	STANDARD LIFE PORTFOLIO	INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510		77.67%
Aberdeen Global Absolute Return Strategies Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	7.14%
Aberdeen Global Absolute Return Strategies Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		6.82%

226

Aberdeen Global Absolute Return Strategies Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	32.74%
Aberdeen Global Absolute Return Strategies Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	31.67%
Aberdeen Global Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	20.39%
Aberdeen Global Equity Fund Class A	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		7.04%
Aberdeen Global Equity Fund Class C	MLPF & SMITH INC FOR THE	SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		30.56%
Aberdeen Global Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		18.17%
Aberdeen Global Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		10.53%
Aberdeen Global Equity Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			7.63%
Aberdeen Global Equity Fund Class C	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		6.36%
Aberdeen Global Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	5.33%
Aberdeen Global Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			45.02%
Aberdeen Global Equity Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		31.91%

227

Aberdeen Global Equity Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		62.89%
Aberdeen Global Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			12.46%
Aberdeen Global Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	5.30%
Aberdeen Global Equity Fund Institutional Class	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			5.24%
Aberdeen Global Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	97.04%
Aberdeen Global Infrastructure Fund Class A	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		31.03%
Aberdeen Global Infrastructure Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		29.51%
Aberdeen Global Infrastructure Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		9.47%
Aberdeen Global Infrastructure Fund Class A	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			5.46%
Aberdeen Global Infrastructure Fund Institutional Class	RBC CAPITAL MARKETS LLC	SAMUEL A LIEBER TTEE	THE ESSEL FOUNDATION	1210 GREACEN POINT RD	MAMARONECK NY 10543-4613	21.64%
Aberdeen Global Infrastructure Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		13.21%
Aberdeen Global Infrastructure Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		8.26%
Aberdeen Global Infrastructure Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	7.86%

228

Aberdeen Global Infrastructure Fund Institutional Class	RBC CAPITAL MARKETS LLC	SAMUEL A LIEBER TTEES	CONSTANCE E LIEBER REV TRUST	1210 GREACEN POINT RD	MAMARONECK NY 10543-4693	6.92%
Aberdeen Global Infrastructure Fund Institutional Class	RBC CAPITAL MARKETS LLC	BORREGO FOUNDATION	PO BOX 301	LARCHMONT NY 10538-0301		6.91%
Aberdeen Intermediate Municipal Income Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	7.09%
Aberdeen Intermediate Municipal Income Fund Class A	DIXIE LEE KALEY	TOD	48 MILTON GROVE RD N	ELIZABETHTOWN PA 17022-9684		5.70%
Aberdeen Intermediate Municipal Income Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		5.10%
Aberdeen Intermediate Municipal Income Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		96.76%
Aberdeen Intermediate Municipal Income Fund Class R3	ABERDEEN STANDARD INVESTMENTS INC	SEED ACCOUNT	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510		100.00%
Aberdeen Intermediate Municipal Income Fund Institutional Service Class	ABERDEEN STANDARD INVESTMENTS INC	SEED ACCOUNT	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510		60.64%
Aberdeen Intermediate Municipal Income Fund Institutional Service Class	UMB BANK NA	CUST IRA FBO MARK H INLOW	2117 N 10TH ST	TERRE HAUTE IN 47804-2306		39.36%
Aberdeen International Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	23.19%
Aberdeen International Equity Fund Class A	MLPF & S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		10.77%
Aberdeen International Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			8.36%
Aberdeen International Equity Fund Class A	STATE STREET BANK & TRUST S	ATRUSTEE AND/OR CUSTODIAN	FBO ADP ACCESS PRODUCT	1 LINCOLN ST	BOSTON MA 02111-2901	8.33%
Aberdeen International Equity Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			25.05%

229

Aberdeen International Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		16.39%
Aberdeen International Equity Fund Class C	MLPF & SMITH INC	FOR THE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		15.86%
Aberdeen International Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		13.29%
Aberdeen International Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	8.41%
Aberdeen International Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		5.55%
Aberdeen International Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			5.12%
Aberdeen International Equity Fund Class R	PIMS/PRUDENTIAL RETIREMENT	AS NOMINEE FOR THE TTEE/CUST PL 763	UNIFORMED FIREFIGHTERS ASSN	204 E 23RD ST - 3RD FL	NEW YORK NY 10010-4628	46.24%
Aberdeen International Equity Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			24.38%
Aberdeen International Equity Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		10.31%
Aberdeen International Equity Fund Institutional Class	BOARD OF GEN EMPLOYEES TTEE	RET SYSTEM CITY OF FT LAUDERDALE	316 NE 4TH ST STE 2	FT LAUDERDALE FL 33301-3356		25.64%
Aberdeen International Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905		19.06%
Aberdeen International Equity Fund Institutional Class	VOYA RETIRMENT INSURANCE AND ANNUITY COMPANY	1 ORANGE WAY	WINDSOR CT 06095-4773			16.45%

230

Aberdeen International Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	10.02%
Aberdeen International Equity Fund Institutional Class	WELLS FARGO BANK NA	FBO TOWN OF HAMDEN	PO BOX 1533	MINNEAPOLIS MN 55480-1533		9.22%
Aberdeen International Equity Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	19.76%
Aberdeen International Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	13.46%
Aberdeen International Real Estate Equity Fund Class A	RBC CAPITAL MARKETS LLC	BORREGO FOUNDATION	PO BOX 301	LARCHMONT NY 10538-0301		80.24%
Aberdeen International Real Estate Equity Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		9.88%
Aberdeen International Real Estate Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1905		14.98%
Aberdeen International Real Estate Equity Fund Institutional Class	RBC CAPITAL MARKETS LLC	SAMUEL A LIEBER TTEE	THE ESSEL FOUNDATION	1210 GREACEN POINT RD	MAMARONECK NY 10543-4613	13.58%
Aberdeen International Real Estate Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	12.59%
Aberdeen International Real Estate Equity Fund Institutional Class	RBC CAPITAL MARKETS LLC	BORREGO FOUNDATION	PO BOX 301	LARCHMONT NY 10538-0301		12.17%
Aberdeen International Real Estate Equity Fund Institutional Class	RBC CAPITAL MARKETS LLC	ALPINE HOME BUILDER EQUITY FUND LP 20094	STE 215	2500 WESTCHESTER AVE	PURCHASE NY 10577-2515	7.21%
Aberdeen International Real Estate Equity Fund Institutional Class	RBC CAPITAL MARKETS LLC	LIEBER INSTITUTE INC	2500 WESTCHESTER AVE STE 215	PURCHASE NY 10577-2515		7.08%
Aberdeen International Small Cap Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	49.57%

231

Aberdeen International Small Cap Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		27.17%
Aberdeen International Small Cap Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	24.12%
Aberdeen International Small Cap Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		18.57%
Aberdeen International Small Cap Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			12.98%
Aberdeen International Small Cap Fund Class R	SAMMONS FINANCIAL NETWORK LLC	4546 CORPORATE DR STE 100	WDM IA 50266-5911			49.55%
Aberdeen International Small Cap Fund Class R	ASCENSUS TRUST COMPANY FBO	TOWN AND COUNTRY GROCERS, INC. 401K	P.O. BOX 10758	FARGO ND 58106-0758		37.64%
Aberdeen International Small Cap Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		28.65%
Aberdeen International Small Cap Fund Institutional Class	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	17.82%
Aberdeen International Small Cap Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	13.44%
Aberdeen International Small Cap Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		12.53%
Aberdeen International Small Cap Fund Institutional Class	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226	OMAHA NE 68103-2226		7.73%
Aberdeen International Small Cap Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	5.45%

232

Aberdeen International Small Cap Fund Institutional Service Class[4]	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		71.77%
Aberdeen International Small Cap Fund Institutional Service Class[4]	PERSHING LLC	P. O. BOX 2052	JERSEY CITY NJ 07303-2052			15.14%
Aberdeen International Small Cap Fund Institutional Service Class[4]	MATRIX TRUST COMPANY CUST.	FBO GRETNA PUBLIC SCHOOLS 403(B) PLAN	717 17TH STREET	SUITE 1300	DENVER CO 80202-3304	8.38%
Aberdeen Realty Income & Growth Fund Class A	NORTHERN TRUST COMPANY AS CUSTODIAN	FBO THOMAS O’NEILL CATHOLIC HEALTH	PO BOX 92956	CHICAGO IL 60675-2956		52.28%
Aberdeen Realty Income & Growth Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			20.57%
Aberdeen Realty Income & Growth Fund Class A	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		7.45%
Aberdeen Realty Income & Growth Fund Class A	RBC CAPITAL MARKETS LLC	BORREGO FOUNDATION	PO BOX 301	LARCHMONT NY 10538-0301		5.75%
Aberdeen Realty Income & Growth Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	19.26%
Aberdeen Realty Income & Growth Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1905		19.23%
Aberdeen Realty Income & Growth Fund Institutional Class	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS	PO BOX 2226	OMAHA NE 68103-2226		12.01%
Aberdeen Short Duration High Yield Municipal Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		48.06%
Aberdeen Short Duration High Yield Municipal Fund Class A	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		35.77%
Aberdeen Short Duration High Yield Municipal Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1905		9.31%

233

Aberdeen Short Duration High Yield Municipal Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	21.21%
Aberdeen Short Duration High Yield Municipal Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			17.80%
Aberdeen Short Duration High Yield Municipal Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		13.54%
Aberdeen Short Duration High Yield Municipal Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1905		11.57%
Aberdeen Short Duration High Yield Municipal Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		7.64%
Aberdeen Short Duration High Yield Municipal Fund Institutional Class	RBC CAPITAL MARKETS LLC	ESTATE OF SAMUEL A LIEBER	C/O STEPHEN A LIEBER-EXECUTOR	1210 GREACEN POINT RD	MAMARONECK NY 10543-4613	5.27%
Aberdeen U.S. Mid Cap Equity Fund Class A	MUNA A ARAFAT	TOD	2190 SW KINGS CT	PORTLAND OR 97205-1118		40.51%
Aberdeen U.S. Mid Cap Equity Fund Class A	UMB BANK NA	CUST ROLLOVER IRA FBO	JACK F NICHOLSON JR	3207 W MOUNT ZION RD	CRESTWOOD KY 40014-9640	31.80%
Aberdeen U.S. Mid Cap Equity Fund Class A	STANDARD LIFE PORTFOLIO INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510			14.73%
Aberdeen U.S. Mid Cap Equity Fund Class A	THOMAS W CHITWOOD	6928 W EL STANDRA CIR	WICHITA KS 67209-2109			8.05%
Aberdeen U.S. Mid Cap Equity Fund Class C	STANDARD LIFE PORTFOLIO INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510			100.00%
Aberdeen U.S. Mid Cap Equity Fund Class R	STANDARD LIFE PORTFOLIO INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510			100.00%
Aberdeen U.S. Mid Cap Equity Fund Institutional Class	STANDARD LIFE PORTFOLIO INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510			96.34%

234

Aberdeen U.S. Mid Cap Equity Fund Institutional Service Class	STANDARD LIFE PORTFOLIO INVESTMENTS US INC	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510			32.12%
Aberdeen U.S. Mid Cap Equity Fund Institutional Service Class	UMB BANK NA	CUST IRA FBO	ROBERT A SCHWARTZ	3964 NOSTRAND AVE	BROOKLYN NY 11235-2108	31.37%
Aberdeen U.S. Mid Cap Equity Fund Institutional Service Class	THOMAS W CHITWOOD	6928 W EL STANDRA CIR	WICHITA KS 67209-2109			16.70%
Aberdeen U.S. Mid Cap Equity Fund Institutional Service Class	JULIETTE HARTLEY TTEE	HARTLEY LIVING TRUST	1553 QUEENS DR	SLIDELL LA 70458-2933		16.16%
Aberdeen U.S. Multi-Cap Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	7.71%
Aberdeen U.S. Multi-Cap Equity Fund Class C	MLPF & SMITH	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		21.76%
Aberdeen U.S. Multi-Cap Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		18.06%
Aberdeen U.S. Multi-Cap Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		14.32%
Aberdeen U.S. Multi-Cap Equity Fund Class C	LPL FINANCIAL	4707 EXECUTIVE DR	SAN DIEGO CA 92121-3091			7.51%
Aberdeen U.S. Multi-Cap Equity Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S	MINNEAPOLIS MN 55402-2405			6.93%
Aberdeen U.S. Multi-Cap Equity Fund Class C	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			5.74%
Aberdeen U.S. Multi-Cap Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	5.55%
Aberdeen U.S. Multi-Cap Equity Fund Class R	MLPF&S INC	FOR THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		100.00%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		29.05%

235

Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	NATIONWIDE TRUST COMPANY	FSB C/O IPO PORTFOLIO ACCOUNTING	PO BOX 182029	COLUMBUS OH 43218-2029		15.15%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	13.96%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		13.21%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			7.27%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Class	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	5.13%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Service Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	21.67%
Aberdeen U.S. Multi-Cap Equity Fund Institutional Service Class	NAT’L FINANCIAL SVCS CORP	FBO CUSTOMERS	499 WASHINGTON BLVD FL 5	JERSEY CITY NJ 07310-2010		11.66%
Aberdeen U.S. Small Cap Equity Fund Class A	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		12.82%
Aberdeen U.S. Small Cap Equity Fund Class A	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	12.51%
Aberdeen U.S. Small Cap Equity Fund Class A	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		8.27%
Aberdeen U.S. Small Cap Equity Fund Class A	PERSHING LLC	1 PERSHING PLZ	JERSEY CITY NJ 07399-0001			5.50%

236

Aberdeen U.S. Small Cap Equity Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		5.27%
Aberdeen U.S. Small Cap Equity Fund Class C	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		21.53%
Aberdeen U.S. Small Cap Equity Fund Class C	MLPF & SMITH INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		17.52%
Aberdeen U.S. Small Cap Equity Fund Class C	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		13.52%
Aberdeen U.S. Small Cap Equity Fund Class C	AMERICAN ENTERPRISE INVESTMENT SVC	707 2ND AVE S	MINNEAPOLIS MN 55402-2405			8.03%
Aberdeen U.S. Small Cap Equity Fund Class C	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY A/C FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	5.94%
Aberdeen U.S. Small Cap Equity Fund Class C	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		5.25%
Aberdeen U.S. Small Cap Equity Fund Class C	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	5.22%
Aberdeen U.S. Small Cap Equity Fund Class R	MLPF&S	THE SOLE BENEFIT OF ITS CUSTOMER	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		22.64%
Aberdeen U.S. Small Cap Equity Fund Class R	ASCENSUS TRUST COMPANY FBO	OHIO RECYCLING, INC. PROFIT SHARING	ASCENSUS TRUST COMPANY	PO BOX 10577	FARGO ND 58106-0577	5.52%
Aberdeen U.S. Small Cap Equity Fund Class R	ASCENSUS TRUST COMPANY FBO	NORMAN’S ELECTRIC SERVICE, INC. 401	P.O. BOX 10758	FARGO ND 58106-0758		5.09%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	18.31%

237

Aberdeen U.S. Small Cap Equity Fund Institutional Class	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		14.49%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	MLPFS INC	FOR THE SOLE BENEFIT OF ITS CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		9.10%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	7.61%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		7.05%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	TD AMERITRADE INC	FOR THE EXCLUSIVE BENEFIT OF OUR CLIENT	PO BOX 2226	OMAHA NE 68103-2226		6.32%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		6.23%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUSTODY ACCT FBO CUSTOMERS	ATTN MUTUAL FUNDS	211 MAIN STREET	SAN FRANCISCO CA 94105-1905	5.67%
Aberdeen U.S. Small Cap Equity Fund Institutional Class	SEI PRIVATE TRUST COMPANY	C/O BREMER	ONE FREEDOM VALLEY DRIVE	OAKS PA 19456-9989		5.27%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	PIMS/PRUDENTIAL RETIREMENT	AS NOMINEE FOR THE TTEE/CUST PL 765	FRESENIUS KABI USA, LLC SAVINGS	THREE CORPORATE DRIVE	LAKE ZURICH IL 60047-8930	43.40%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	9.61%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	PIMS/PRUDENTIAL RETIREMENT	AS NOMINEE FOR THE TTEE/CUST PL 764	MSX INTERNATIONAL, INC.	26555 EVERGREEN RD STE 1300	SOUTHFIELD MI 48076-4255	8.20%
Aberdeen U.S. Small Cap Equity Fund Institutional Service Class	VOYA INSTITUTIONAL TRUST COMPANY	ONE ORANGE WAY	WINDSOR CT 06095-4773			7.28%

238

Aberdeen Ultra Short Municipal Income Fund Class A	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		51.55%
Aberdeen Ultra Short Municipal Income Fund Class A	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		28.70%
Aberdeen Ultra Short Municipal Income Fund Class A	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	7.83%
Aberdeen Ultra Short Municipal Income Fund Class A1	WELLS FARGO CLEARING SERVICES LLC	SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER	2801 MARKET STREET	ST LOUIS MO 63103-2523		72.50%
Aberdeen Ultra Short Municipal Income Fund Class A1	ABERDEEN STANDARD INVESTMENTS INC	SEED ACCOUNT	1900 MARKET ST FL 2	PHILADELPHIA PA 19103-3510		27.50%
Aberdeen Ultra Short Municipal Income Fund Institutional Class	MORGAN STANLEY SMITH BARNEY LLC	FOR THE EXCLUSIVE BENE OF ITS CUST	1 NEW YORK PLZ FL 12	NEW YORK NY 10004-1901		21.01%
Aberdeen Ultra Short Municipal Income Fund Institutional Class	J P MORGAN SECURITIES LLC OMNIBUS	A/C EXCLUSIVE BENEFIT OF CUSTOMERS	4 CHASE METROTECH CTR 3RD FL MFD	BROOKLYN NY 11245-0003		19.17%
Aberdeen Ultra Short Municipal Income Fund Institutional Class	UBS WM USA	OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI	1000 HARBOR BLVD	WEEHAWKEN NJ 07086-6761		14.01%
Aberdeen Ultra Short Municipal Income Fund Institutional Class	CHARLES SCHWAB & CO INC	SPECIAL CUST ACCOUNT FOR BENEFIT OF CUSTOMERS	211 MAIN ST	SAN FRANCISCO CA 94105-1905		12.07%
Aberdeen Ultra Short Municipal Income Fund Institutional Class	MERRILL LYNCH PIERCE FENNER & SMITH	FOR SOLE BENEFIT OF IT CUSTOMERS	4800 DEER LAKE DR E	JACKSONVILLE FL 32246-6484		8.86%
Aberdeen Ultra Short Municipal Income Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC	FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS	ONE WORLD FINANCIAL CENTER	499 WASHINGTON BLVD FL 5 FL 4	JERSEY CITY NJ 07310-2010	6.31%
Aberdeen Ultra Short Municipal Income Fund Institutional Class	RAYMOND JAMES OMNIBUS	FOR MUTUAL FUNDS HOUSE ACCT FIRM	ATTN COURTNEY WALLER	880 CARILLON PKWY	ST PETERSBURG FL 33716-1100	5.58%

1 Effective after the close of business on February 27, 2020 (the "Conversion Date"), all of the issued and outstanding shares of Class C of the Fund converted into shares of Class A of the Fund.

2 Effective on the Conversion Date, all of the issued and outstanding shares of the Institutional Service Class of the Fund converted into shares of the Institutional Class of the Fund.

3 Effective on the Conversion Date, all of the issued and outstanding shares of Class R of the Fund converted into shares of Class A of the Fund.

4 Effective on the Conversion Date, all of the issued and outstanding shares of the Institutional Service Class of the Fund converted into shares of the Institutional Class of the Fund.

239

FINANCIAL STATEMENTS

KPMG LLP (“KPMG”) is the Funds’ independent registered public accounting firm.  KPMG audits the Funds’ annual financial statements.  The audited financial statements and financial highlights of the Funds for their fiscal year ended October 31, 2019, as set forth in the Funds’ annual report to shareholders, including the report of KPMG, are incorporated by reference into this SAI.  No other parts of the annual report are incorporated by reference herein. A copy of the annual reports may be obtained upon request and without charge by writing to Aberdeen Funds c/o DST Asset Manager Solutions, Inc. at 430 W. 7th Street, Ste. 219534, Kansas City, MO 64105-1407 or by calling 866-667-9231.

240

APPENDIX A- PORTFOLIO MANAGERS

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen Standard Investments Inc. (“Adviser”), Aberdeen Asset Managers Limited (“AAML”) and Aberdeen Standard Investments (Asia) Limited (“ASIAL”) (collectively referred to as “Aberdeen Standard Investments” or “ASI”)

ASI’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for ASI’s clients and shareholders.  ASI operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

ASI’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award comprises a mixture of cash and a deferred award based on the size of the award.  Deferred awards are by default Standard Life Aberdeen shares, with an option to put up to 50% of deferral into funds. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

ASI’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other ASI employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

ASI has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with ASI’s sustained performance and, in respect of the deferral into funds, managed by ASI, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to ASI, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, ASI takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through KPI scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, ASI also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the ASI environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via ASI’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

OTHER MANAGED ACCOUNTS

The following chart summarizes information regarding accounts for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” do not include the Funds listed under each portfolio manager’s name in the opposite column. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member.

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2019)
Ralph Bassett Focused U.S. Equity Fund U.S. Mid Cap Equity Fund U.S. Multi-Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 2 accounts, $29.12 total assets Other Pooled Investment Vehicles: 11 accounts, $1,291.86 total assets Other Accounts: 6 accounts, $564.84 total assets
Jason Kotik Focused U.S. Equity Fund U.S. Mid Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 3 accounts, $401.29 total assets Other Pooled Investment Vehicles: 11 accounts, $1,291.86 total assets Other Accounts: 6 accounts, $564.84 total assets
Qie Zhang U.S. Mid Cap Equity Fund	Registered Investment Companies: 5 accounts, $1,285.02 total assets Other Pooled Investment Vehicles: 11 accounts, $1,291.86 total assets Other Accounts: 6 accounts, $564.84 total assets
Fran Radano Focused U.S. Equity Fund U.S. Mid Cap Equity Fund U.S. Small Cap Equity Fund	Registered Investment Companies: 3 accounts, $401.29 total assets Other Pooled Investment Vehicles: 11 accounts, $1,291.86 total assets Other Accounts: 6 accounts, $564.84 total assets
Tim Skiendzielewski U.S. Small Cap Equity Fund	Registered Investment Companies: 5 accounts, $423.35 total assets Other Pooled Investment Vehicles: 11 accounts, $1,291.86 total assets Other Accounts: 6 accounts, $564.84 total assets
Virgilio Aquino U.S. Multi-Cap Equity Fund	Registered Investment Companies: 5 accounts, $914.67 total assets Other Pooled Investment Vehicles: 11 accounts, $1,291.86 total assets Other Accounts: 6 accounts, $564.84 total assets
Samantha Brownlee U.S. Multi-Cap Equity Fund	Registered Investment Companies: 5 accounts, $914.67 total assets Other Pooled Investment Vehicles: 11 accounts, $1,291.86 total assets Other Accounts: 6 accounts, $564.84 total assets
Jonathan Mondillo Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund	Registered Investment Companies: 1 account, $182.69 total assets Other Pooled Investment Vehicles: 5 accounts, $104.42 total assets Other Accounts: 17 accounts, $2,474.97 total assets
Lesya Paisley Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund	Registered Investment Companies: 1 account, $182.69 total assets Other Pooled Investment Vehicles: 5 accounts, $104.42 total assets Other Accounts: 17 accounts, $2,474.97 total assets
Mark Taylor Intermediate Municipal Income Fund Short Duration High Yield Municipal Fund Ultra Short Municipal Income Fund	Registered Investment Companies: 1 account, $182.69 total assets Other Pooled Investment Vehicles: 5 accounts, $104.42 total assets Other Accounts: 17 accounts, $2,474.97 total assets
Kevin Lyons Diversified Alternatives Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 24 accounts, $1,284.97 total assets Other Accounts: 9 accounts, $11,536.56 total assets
Russell Barlow Diversified Alternatives Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 24 accounts, $1,284.97 total assets Other Accounts: 9 accounts, $11,536.56 total assets

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2019)
Robert Minter	Registered Investment Companies: 0 accounts, $0 total assets
Diversified Alternatives Fund Diversified Income Fund Dynamic Allocation Fund

Other Pooled Investment Vehicles: 258 accounts, $15,768.78 total assets
Other Accounts: 454 accounts, $97,598.26 total assets (1 account, $9.45 total assets of which the advisory fee is based on performance)

Darren Wolf Diversified Alternatives Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 24 accounts, $1,284.97 total assets Other Accounts: 9 accounts, $11,536.56 total assets
Richard Dunbar Diversified Income Fund Dynamic Allocation Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 234 accounts, $14,483.81 total assets
Other Accounts: 445 accounts, $86,061.70 total assets (1 account, $9.45 total assets of which the advisory fee is based on performance)

Karolina Noculak Diversified Income Fund Dynamic Allocation Fund

Registered Investment Companies: 0 accounts, $0 total assets
Other Pooled Investment Vehicles: 234 accounts, $14,483.81 total assets
Other Accounts: 445 accounts, $86,061.70 total assets (1 account, $9.45 total assets of which the advisory fee is based on performance)

Dominic Byrne Dynamic Dividend Fund Global Equity Fund Global Infrastructure Fund International Equity Fund International Small Cap Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 11 accounts, $4,174.76 total assets Other Accounts: 4 accounts, $1,026.54 total assets
Bruce Stout Dynamic Dividend Fund Global Equity Fund Global Infrastructure Fund International Equity Fund International Small Cap Fund	Registered Investment Companies: 6 accounts, $1,591.00 total assets Other Pooled Investment Vehicles: 64 accounts, $5,613.19 total assets Other Accounts: 12 accounts, $1,979.41 total assets
Jamie Cumming Dynamic Dividend Fund Global Equity Fund Global Infrastructure Fund International Equity Fund International Small Cap Fund	Registered Investment Companies: 6 accounts, $1,591.00 total assets Other Pooled Investment Vehicles: 64 accounts, $5,613.19 total assets Other Accounts: 12 accounts, $1,979.41 total assets
Martin Connaghan Dynamic Dividend Fund Global Equity Fund Global Infrastructure Fund International Equity Fund International Small Cap Fund	Registered Investment Companies: 6 accounts, $1,591.00 total assets Other Pooled Investment Vehicles: 64 accounts, $5,613.19 total assets Other Accounts: 12 accounts, $1,979.41 total assets
Samantha Fitzpatrick Global Equity Fund International Equity Fund International Small Cap Fund	Registered Investment Companies: 8 accounts, $1,578.73 total assets Other Pooled Investment Vehicles: 64 accounts, $5,613.19 total assets Other Accounts: 12 accounts, $1,979.41 total assets
Joshua Duitz Dynamic Dividend Fund Global Infrastructure Fund	Registered Investment Companies: 9 accounts, $1,978.67 total assets Other Pooled Investment Vehicles: 64 accounts, $5,613.19 total assets Other Accounts: 12 accounts, $1,979.41 total assets
Devan Kaloo Emerging Markets Fund

Registered Investment Companies: 8 accounts, $2,626.85 total assets
Other Pooled Investment Vehicles: 103 accounts, $11,047.28 total assets
Other Accounts: 32 accounts, $10,786.74 total assets (5 accounts, $1,650.28 total assets of which the advisory fee is based on performance)

Joanne Irvine Emerging Markets Fund

Registered Investment Companies: 8 accounts, $2,626.85 total assets
Other Pooled Investment Vehicles: 103 accounts, $11,047.28 total assets
Other Accounts: 32 accounts, $10,786.74 total assets (5 accounts, $1,650.28 total assets of which the advisory fee is based on performance)

Mark Gordon-James Emerging Markets Fund

Registered Investment Companies: 8 accounts, $2,626.85 total assets
Other Pooled Investment Vehicles: 103 accounts, $11,047.28 total assets
Other Accounts: 32 accounts, $10,786.74 total assets (5 accounts, $1,650.28 total assets of which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2019)
Kevin Daly Emerging Markets Debt Fund	Registered Investment Companies: 10 accounts, $2,225.03 total assets Other Pooled Investment Vehicles: 80 accounts, $7,388.21 total assets Other Accounts: 34 accounts, $6,099.87 total assets
Brett Diment Emerging Markets Debt Fund	Registered Investment Companies: 10 accounts, $2,225.03 total assets Other Pooled Investment Vehicles: 80 accounts, $7,388.21 total assets Other Accounts: 34 accounts, $6,099.87 total assets
Edwin Gutierrez Emerging Markets Debt Fund	Registered Investment Companies: 10 accounts, $2,225.03 total assets Other Pooled Investment Vehicles: 80 accounts, $7,388.21 total assets Other Accounts: 34 accounts, $6,099.87 total assets
Viktor Szabó Emerging Markets Debt Fund	Registered Investment Companies: 10 accounts, $2,225.03 total assets Other Pooled Investment Vehicles: 80 accounts, $7,388.21 total assets Other Accounts: 34 accounts, $6,099.87 total assets
Andrew Stanners Emerging Markets Debt Fund	Registered Investment Companies: 10 accounts, $2,225.03 total assets Other Pooled Investment Vehicles: 80 accounts, $7,388.21 total assets Other Accounts: 34 accounts, $6,099.87 total assets
Neil Richardson GARS® Fund	Registered Investment Companies: 1 account, $73.97 total assets Other Pooled Investment Vehicles: 4 accounts, $5,335.50 total assets Other Accounts: 2 accounts, $6,313.40 total assets
Katy Forbes GARS® Fund	Registered Investment Companies: 1 account, $73.97 total assets Other Pooled Investment Vehicles: 5 accounts, $5,802.20 total assets Other Accounts: 2 accounts, $6,313.40 total assets
Adam Rudd GARS® Fund	Registered Investment Companies: 1 account, $73.97 total assets Other Pooled Investment Vehicles: 7 accounts, $6,963.18 total assets Other Accounts: 4 accounts, $7,324.19 total assets
Scott Smith GARS® Fund	Registered Investment Companies: 1 account, $73.97 total assets Other Pooled Investment Vehicles: 6 accounts, $5,552.33 total assets Other Accounts: 2 accounts, $6,313.40 total assets
David Sol GARS® Fund	Registered Investment Companies: 2 accounts, $74.24 total assets Other Pooled Investment Vehicles: 5 accounts, $5,356.69 total assets Other Accounts: 3 accounts, $6,344.84 total assets
Hugh Young Asia-Pacific (ex-Japan) Equity Fund China A Fund Emerging Markets Fund

Registered Investment Companies: 12 accounts, $3,522.99 total assets
Other Pooled Investment Vehicles: 173 accounts, $29,926.32 total assets
Other Accounts: 80 accounts, $24,184.74 total assets (14 accounts, $4,781.34 total assets of which the advisory fee is based on performance)

Flavia Cheong Asia-Pacific (ex-Japan) Equity Fund China A Fund Emerging Markets Fund

Registered Investment Companies: 12 accounts, $3,522.99 total assets
Other Pooled Investment Vehicles: 173 accounts, $29,926.32 total assets
Other Accounts: 80 accounts, $24,184.74 total assets (14 accounts, $4,781.34 total assets of which the advisory fee is based on performance)

Kristy Fong Asia-Pacific (ex-Japan) Equity Fund

Registered Investment Companies: 5 accounts, $910.21 total assets
Other Pooled Investment Vehicles: 70 accounts, $18,879.04 total assets
Other Accounts: 48 accounts, $13,398.00 total assets (9 accounts, $3,131.06 total assets of which the advisory fee is based on performance)

Pruksa Iamthongthong Asia-Pacific (ex-Japan) Equity Fund

Registered Investment Companies: 5 accounts, $910.21 total assets
Other Pooled Investment Vehicles: 70 accounts, $18,879.04 total assets
Other Accounts: 48 accounts, $13,398.00 total assets (9 accounts, $3,131.06 total assets of which the advisory fee is based on performance)

James Thom Asia-Pacific (ex-Japan) Equity Fund

Registered Investment Companies: 5 accounts, $910.21 total assets
Other Pooled Investment Vehicles: 70 accounts, $18,879.04 total assets
Other Accounts: 48 accounts, $13,398.00 total assets (9 accounts, $3,131.06 total assets of which the advisory fee is based on performance)

Nicholas Yeo China A Fund

Registered Investment Companies: 5 accounts, $902.85 total assets
Other Pooled Investment Vehicles: 70 accounts, $18,879.04 total assets
Other Accounts: 48 accounts, $13,398.00 total assets (9 accounts, $3,131.06 total assets of which the advisory fee is based on performance)

Nicholas Chui China A Fund

Registered Investment Companies: 5 accounts, $902.85 total assets
Other Pooled Investment Vehicles: 70 accounts, $18,879.04 total assets
Other Accounts: 48 accounts, $13,398.00 total assets (9 accounts, $3,131.06 total assets of which the advisory fee is based on performance)

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2019)
Elizabeth Kwik	Registered Investment Companies: 5 accounts, $902.85 total assets
China A Fund

Other Pooled Investment Vehicles: 70 accounts, $18,879.04 total assets
Other Accounts: 48 accounts, $13,398.00 total assets (9 accounts, $3,131.06 total assets of which the advisory fee is based on performance)

Jay Carlington Realty Income & Growth Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
Svitlana Gubriy International Real Estate Equity Fund Realty Income & Growth Fund	Registered Investment Companies: 1 accounts, $26.76 total assets Other Pooled Investment Vehicles: 11 accounts, $6,033.61 total assets Other Accounts: 1 account, $6,081.56 total assets
Bill Pekowitz Realty Income & Growth Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets
Jon Stewart International Real Estate Equity Fund	Registered Investment Companies: 1 account, $659.66 total assets Other Pooled Investment Vehicles: 7 accounts, $6,496.67 total assets Other Accounts: 0 accounts, $0 total assets
Toshio Tangiku International Real Estate Equity Fund	Registered Investment Companies: 0 accounts, $0 total assets Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

POTENTIAL CONFLICTS OF INTEREST

Aberdeen Standard Investments (Aberdeen Standard Investments Inc., Aberdeen Asset Managers Limited and Aberdeen Standard Investments (Asia) Limited)

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another.  However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account.  The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates.  Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions.  The Trust has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts, Aberdeen will deliver model changes subsequent to commencing trading on behalf of discretionary accounts.  Model changes are typically delivered on a security by security basis.  The timing of such delivery is determined by Aberdeen and will depend on the anticipated market impact of trading.  Market impact includes, but is not limited to, factors such as liquidity and price impact.  When minimal market impact is anticipated, Aberdeen typically delivers security level model changes after such time when approximately two-thirds of the full discretionary order has been executed.  Although Aberdeen anticipates delivering model changes of such securities after approximately two-thirds of the discretionary order has been executed, Aberdeen may deliver model changes prior to or substantially after two-thirds have been executed depending on prevailing market conditions and trader discretion.  With respect to securities for which Aberdeen anticipates a more significant market impact, Aberdeen intends to withhold model deliver changes until such time when the entire discretionary order has been fully executed.  Anticipated market impact on any given security is determined at the sole discretion of Aberdeen based on prior market experience and current market conditions.  Actual market impact may vary significantly from anticipated market impact.  Notwithstanding the aforementioned, Aberdeen may provide order instructions simultaneously or prior to completion of trading for other accounts if the trade represents a relatively small proportion of the average daily trading volume of the particular security or other instrument.

Aberdeen does not trade for non-discretionary model delivery clients. Because model changes may be delivered to non-discretionary model clients prior to the completion of Aberdeen’s discretionary account trading, Aberdeen may compete against these clients in the market when attempting to execute its orders for its discretionary accounts.  As a result, discretionary clients may experience negative price and liquidity impact due to multiple market participants attempting to trade in a similar direction on the same security.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts.  This may create performance dispersions within accounts with the same or similar investment mandate.

APPENDIX B — DEBT RATINGS

S&P GLOBAL RATINGS DEBT RATINGS

A.                                    Issue Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

1.                                      Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:

•                  The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•                  The nature and provisions of the financial obligation, and the promise we impute; and

•                  The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA - An obligor rated ‘AAA’ has extremely strong capacity to meet its financial commitments. ‘AAA’ is the highest issuer credit rating assigned by S&P Global Ratings. AA - An obligor rated ‘AA’ has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only to a small degree.

A - An obligor rated ‘A’ has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated ‘BBB’ has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

Obligors rated ‘BB’, ‘B’, ‘CCC’, and ‘CC’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligors will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.BB - An obligor rated ‘BB’ is less vulnerable in the near term than other lower-rated obligors. However, it faces major ongoing uncertainties and exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments.

B - An obligor rated ‘B’ is more vulnerable than the obligors rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments.

CCC - An obligor rated ‘CCC’ is currently vulnerable and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer.

NR - Indicates that a rating has not been assigned or is no longer assigned.

* The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

2.                                      Short-Term Issue Credit Ratings

Short-Term Issue Credit Ratings

A-1 - An obligor rated ‘A-1’ has strong capacity to meet its financial commitments. It is rated in the highest category by S&P Global Ratings. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 - An obligor rated ‘A-2’ has satisfactory capacity to meet its financial commitments. However, it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 - An obligor rated ‘A-3’ has adequate capacity to meet its financial obligations. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments.

B - An obligor rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C - An obligor rated ‘C’ is currently vulnerable to nonpayment that would result in an ‘SD’ or ‘D’ issuer rating and is dependent upon favorable business, financial, and economic conditions to meet its financial commitments.

R - An obligor rated ‘R’ is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

SD and D - An obligor is rated ‘SD’ (selective default) or ‘D’ if S&P Global Ratings considers there to be a default on one or more of its financial obligations, whether long- or short-term, including rated and unrated obligations but excluding hybrid instruments classified as regulatory capital or in nonpayment according to terms. A ‘D’ rating is assigned when S&P Global Ratings believes that the default will be a general default and that the obligor will fail to pay all or substantially all of its obligations as they come due. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed exchange offer

NR - Indicates that a rating has not been assigned or is no longer assigned

B.                                    Municipal Short-Term Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•                  Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•                  Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note Ratings

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

D - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

MOODY’S INVESTORS SERVICE INC. (“Moody’s”) LONG-TERM DEBT RATINGS*

Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa —Obligations rated Aa are judged to be of high quality and are subject to very low credit risk

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B — Obligations rated B are considered speculative and are subject to high credit risk.

Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.s

C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal and interest.

* Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STATE AND MUNICIPAL NOTES

Excerpts from Moody’s description of state and municipal note ratings:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH, INC. BOND RATINGS

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets. AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. CCC - Default is a real possibility. CC - Default of some kind appears probable.

C - A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired.’RD’ ratings indicate an issuer that in Fitch’s opinion has experienced: a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but b) has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and c) has not otherwise ceased operating.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

MOODY’S

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings.3 The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM OBLIGATION RATINGS

While the global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper, these programs are typically backed by external letters of credit or liquidity facilities and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).

The Municipal Investment Grade (MIG) scale is used to rate US municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels—MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

FITCH’S SHORT-TERM RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1 - Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good intrinsic capacity for timely payment of financial commitments.

F3 - The intrinsic capacity for timely payment of financial commitments is adequate.

B - Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — Default is a real possibility.

RD — Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

D — Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX C - PROXY VOTING POLICIES AND PROCEDURES

Aberdeen U.S. Registered Advisers
Summary of Proxy Voting Guidelines

as of January 1, 2018

Where clients appoint Aberdeen Standard Investments (ASI) to vote proxies on their behalf policies have been established to vote these proxies in the best interests of our clients.

We employ ISS as a service provider to deliver our voting decisions efficiently to companies. We require ISS to provide recommendations based on our own set of parameters  tailored to ASI’s assessment and approach, but remain conscious always that all voting decisions are our own on behalf of our clients. We consider ISS’s recommendations and those based on our custom parameters as input to our voting decisions.

An ASI analyst will assess the resolutions at general meetings in our active investment portfolios. This analysis will be based on our knowledge of the company, but will also make use of the custom and standard recommendations provided by ISS as described above. The product of this analysis will be a final voting decision instructed through ISS and applied to all funds for which ASI have been appointed to vote. For funds managed by a sub-adviser, we may delegate to the sub-adviser the authority to vote proxies; however, the sub-adviser will be required to either follow our policies and procedures or to demonstrate that their policies and procedures are consistent with ours, or otherwise implemented in the best interest of clients.

There are certain circumstances where Aberdeen may take a more limited role in voting proxies. We will not vote proxies for client accounts in which the client contract specifies that Aberdeen will not vote. We may abstain from voting a client proxy if the voting is uneconomic or otherwise not in clients’ best interests. For companies held only in passively managed portfolios the ASI custom recommendations provided by ISS will be used to automatically apply our voting approach; we have scope to intervene to test that this delivers appropriate results, and will on occasions intrude to apply a vote more fully in clients’ best interests. If voting securities are part of a securities lending program, we may be unable to vote while the securities are on loan. However, we have the ability to recall shares on loan or to restrict lending when required, in order to ensure all shares have voted. In addition, certain jurisdictions may impose share-blocking restrictions at various times which may prevent Aberdeen from exercising our voting authority.

We recognize that there may be situations in which we vote at a company meeting where we encounter a conflict of interest. Such situations include:

•                  where  a portfolio manager owns the holding in a personal account

•                  An investee company that is also a Segregated Client

•                  An investee company where an Executive Director or Officer of our company is also a Director of that company

•                  An investee company where an employee of ASI is a Director of that company

•                  A significant distributor of our products

•                  Any other companies which may be relevant from time to time

In order to manage such conflicts of interests, we have established procedures to escalate decision-making so as to ensure that our voting decisions are based on our clients’ best interests and are not impacted by any conflict.

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ASI publishes Stewardship Principles which describe our approach to investment analysis, shareholder engagement and proxy voting across companies worldwide. They are published on our website.

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